    As filed with the Securities and Exchange Commission on December 28, 2004

                                               Securities Act File No. 333-13319
                                       Investment Company Act File No. 811-07841

================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A

             Registration Statement Under The Securities Act of 1933         /X/

                           Pre-Effective Amendment No.                       / /

                         Post-Effective Amendment No. 18                     /X/

                                     and/or

         Registration Statement Under The Investment Company Act of 1940     /X/

                                Amendment No. 20                             /X/
                        (Check appropriate box or boxes)

                      J.P. MORGAN MUTUAL FUND SELECT TRUST
                 (Exact Name of Registrant Specified in Charter)
                                522 Fifth Avenue
                            New York, New York, 10036
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, Including Area Code: (800) 348-4782

                  With copies to:               With copies to:
                  Avery P. Maher         John E. Baumgardner, Jr., Esq.
               J.P. Morgan Investment        Sullivan & Cromwell LLP
                  Management Inc.                125 Broad Street
                 522 Fifth Avenue               New York, NY 10004
                New York, NY 10036

                                   ----------

 It is proposed that this filing will become effective (check appropriate box):

/ / Immediately upon filing                  /X/ on December 29, 2004 pursuant
    pursuant to paragraph (b)                    to paragraph (b)

/ / 60 days after filing                     / / on (date) pursuant to
    pursuant to paragraph (a)(1)                 paragraph (a)(1)

/ / 75 days after filing                     / / on (date) pursuant to
    pursuant to paragraph (a)(2)                 paragraph (a)(2) of Rule 485

If appropriate, check the following box:

/ / This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

================================================================================

JPMORGAN FUNDS


PROSPECTUS DECEMBER 29 2004


[GRAPHIC]

JPMORGAN TAX FREE FUNDS

CLASS A, CLASS B AND CLASS C SHARES

CALIFORNIA BOND FUND (CLASS A)
INTERMEDIATE TAX FREE INCOME FUND
NEW JERSEY TAX FREE INCOME FUND (CLASS A AND CLASS B)
NEW YORK INTERMEDIATE TAX FREE INCOME FUND
TAX FREE INCOME FUND (CLASS A AND CLASS B)

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


California Bond Fund                                     1
Intermediate Tax Free Income Fund                        7
New Jersey Tax Free Income Fund                         12
New York Intermediate Tax Free Income Fund              17
Tax Free Income Fund                                    23
The Funds' Management and Administration                28
How to Do Business with the Funds                       30
    Purchasing Fund Shares                              30
    Sales Charges                                       34
    Rule 12b-1 Fees                                     40
    Shareholder Servicing Fees                          40
    Exchanging Fund Shares                              40
    Redeeming Fund Shares                               41
Shareholder Information                                 44
    Distributions and Taxes                             44
    Availability of Proxy Voting Record                 45
    Portfolio Holdings Disclosure                       45
Future Changes to Certain Information
    Concerning the Funds                                46
Investments                                             62
Risk and Reward Elements                                64
Financial Highlights                                    68
How To Reach Us                                 Back cover

JPMORGAN CALIFORNIA BOND FUND

RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND MAIN RISKS, AS WELL AS FUND STRATEGIES, PLEASE SEE PAGES 62-67.


THE FUND'S OBJECTIVE
THE FUND SEEKS TO PROVIDE HIGH AFTER-TAX TOTAL RETURN FOR CALIFORNIA RESIDENTS CONSISTENT WITH MODERATE RISK OF CAPITAL.

THE FUND'S MAIN INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal securities, the income from which is exempt from federal and state personal income taxes for California residents and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund seeks investments that also provide high current income. Municipal securities in which the Fund can invest include those issued by the State of California, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions. Because the Fund's objective is high after-tax total return rather than high tax-exempt income, the Fund may invest to a limited extent in securities of other states or territories. To the extent that the Fund invests in municipal securities of other states, the income from such securities would be free from federal personal income taxes for California residents but would be subject to California state personal income taxes. For non-California residents, the income from California municipal securities is free from federal personal income taxes only.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or California personal income taxes. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.

The Fund's securities may be of any maturity, but under normal circumstances the Fund's duration will generally range between three and seven years, similar to that of the Lehman California Competitive Intermediate Bond Index (1-17) (also known as the Lehman 1-17 Year California Municipal Bond Index) (which currently has a duration of 5.42 years).

At least 90% of the Fund's total assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P) or Fitch Ratings (Fitch). The Fund also may invest in unrated securities of comparable quality. No more than 10% of total assets may be invested in securities rated B or BB.

There may be times when there are not enough municipal securities available to meet the Fund's needs. On these occasions, the Fund may invest in securities that may be subject to federal income tax.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

The Fund's share price and total return will vary in response to changes in interest rates. How the Fund's performance compares to that of similar funds will depend on the success of the investment process. Because the Fund primarily invests in issuers in the State of California, its performance will be affected by the fiscal and economic health of that state and its municipalities.

The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax on individuals or California personal income taxes. Consult your tax advisor for more information.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

                                                     PROSPECTUS DECEMBER 29 2004


Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions because of political and economic instability, the imposition of government controls or regulations that do not match U.S. standards.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

To the extent the Fund invests in money market instruments, it will bear its ratable share of the expenses of the money market fund which would result in duplicative expenses.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

-  want an investment that pays monthly dividends

- want an income that is exempt from federal, state, and local (if applicable) personal income taxes in California

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

-  are investing through a tax-deferred account such as an IRA

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past year, five years and life of the Fund. It compares that performance to the Lehman California Competitive Intermediate Bond Index (1-17), a broad-based securities market index, and the Lipper California Municipal Debt Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS*,(1)

1997                   7.61%
1998                   5.48%
1999                  -0.78%
2000                  10.14%
2001                   4.43%
2002                   7.79%
2003                   3.57%

BEST QUARTER 3rd quarter, 2002                4.45%
WORST QUARTER 2nd quarter, 1999              -2.02%

The Fund's Class A year-to-date total return as of 9/30/04 was 2.14%.


* The performance in the table for the period before the Class A Shares were launched on 9/10/01 and the performance in the bar chart prior to 1/1/02 are based on the performance of Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The Fund commenced operations as of 12/23/96. During these periods, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares. Returns for the year 2002 and the years that follow reflect the performance of the Class A Shares in the bar chart.


(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*,(1)

                                                                             PAST 1 YEAR       PAST 5 YEARS      LIFE OF FUND
-----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                                (1.08)              4.00              4.75
Return After Taxes on Distributions                                                (1.50)              3.87              4.64
Return After Taxes on Distributions and Sale of Fund Shares                         0.88               3.94              4.60
-----------------------------------------------------------------------------------------------------------------------------
LEHMAN CALIFORNIA COMPETITIVE INTERMEDIATE BOND INDEX (1-17)^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                 4.30               5.36              5.91
-----------------------------------------------------------------------------------------------------------------------------
LIPPER CALIFORNIA MUNICIPAL DEBT FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                   4.56               4.86              5.68

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) The Fund commenced operations on 12/23/96. Performance for the benchmark is from 12/31/96.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A SHARES
The expenses of the Class A Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                            CLASS A SHARES
--------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                     4.50
--------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                     NONE**

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

 ANNUAL OPERATING EXPENSES (%)
 (EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)


                                                            CLASS A SHARES
--------------------------------------------------------------------------
MANAGEMENT FEES                                                       0.30
DISTRIBUTION (RULE 12b-1) FEES                                        0.25
SHAREHOLDER SERVICE FEES                                              0.25
OTHER EXPENSES(1)                                                     0.39
--------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                       1.19
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                            (0.59)
--------------------------------------------------------------------------
NET EXPENSES(2)                                                       0.60


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects (i) a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Class A Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.60% of its average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.60% of its average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Class A Shares and your actual costs may be higher or lower.


                                          1 YEAR             3 YEARS             5 YEARS             10 YEARS
-------------------------------------------------------------------------------------------------------------
 YOUR COST* ($)
 (WITH OR WITHOUT REDEMPTION)                509                 696                 963                1,725


*    Assumes sales charge is deducted when shares are purchased.

JPMORGAN INTERMEDIATE TAX FREE INCOME FUND

RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND MAIN RISKS, AS WELL AS FUND STRATEGIES, PLEASE SEE PAGES 62-67.


THE FUND'S OBJECTIVE
THE FUND SEEKS TO PROVIDE MONTHLY DIVIDENDS, WHICH ARE EXCLUDED FROM GROSS INCOME, AND TO PROTECT THE VALUE OF YOUR INVESTMENT BY INVESTING PRIMARILY IN MUNICIPAL OBLIGATIONS.

THE FUND'S MAIN INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund invests in securities that are rated as investment-grade by Moody's, S&P or Fitch. It may also invest in unrated securities of comparable quality.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.

The average dollar weighted maturity of the Fund's portfolio will be between three and ten years.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax or the federal alternative minimum tax on individuals. To temporarily defend the value of its assets, the Fund may exceed this limit.

There may be times when there are not enough municipal obligations available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

A municipality that gets into financial trouble could find it difficult to make interest and principal payments, which would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.

The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax on individuals. Consult your tax advisor for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls or regulations that do not match U.S. standards.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds, but generally less than that of stock funds

-  want an investment that pays monthly dividends

-  want an income that is exempt from federal personal income taxes

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

-  are investing through a tax-deferred account such as an IRA

                                                     PROSPECTUS DECEMBER 29 2004


THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past year, five years and ten years. It compares that performance to the Lehman Competitive Intermediate (1-17 Year) Maturities Index, a broad-based securities market index, and the Lipper Intermediate Municipal Debt Funds Index, a broad-based index.


The performance figures in the bar chart do not reflect any deduction for the front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994               -3.96%
1995               14.39%
1996                3.76%
1997                8.21%
1998                6.56%
1999               -0.55%
2000                8.56%
2001                4.82%
2002                9.23%
2003                4.05%

BEST QUARTER 1st quarter, 1995       5.92%
WORST QUARTER 1st quarter, 1994     -3.52%

The Fund's year-to-date total return as of 9/30/04 was 2.76%.

* The performance in the table for the period before the Class A Shares were launched on 12/31/03 and the performance in the bar chart prior to 1/1/04 are based on the performance of Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. During these periods the actual returns of Class A, Class B and Class C Shares would have been lower than those shown because Class A, Class B and Class C Shares have higher expenses than Select Class Shares. The performance for the period before Select Class Shares were launched on 1/1/97 is based on the performance of the Fund's predecessor, which was a common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's Select Class Shares expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*

                                                                             PAST 1 YEAR       PAST 5 YEARS     PAST 10 YEARS
CLASS A SHARES
Return Before Taxes                                                                (0.67)              4.20              4.90
Return After Taxes On Distribution                                                 (0.82)              4.09               N/A(1)
Return After Taxes on Distributions and Sale of Fund Shares                         0.92               4.13               N/A(1)
-----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                                (0.93)              4.83              5.39
-----------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Return Before Taxes                                                                 3.06               5.16              5.39
-----------------------------------------------------------------------------------------------------------------------------
LEHMAN COMPETITIVE INTERMEDIATE (1-17 YEAR) MATURITIES INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                 4.85               5.69              5.80
-----------------------------------------------------------------------------------------------------------------------------
LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                   4.36               4.90              5.01

After-tax returns are shown for only the Class A Shares, and not other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES
The expenses of the Class A, Class B and Class C Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                          CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
-----------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                   4.50               NONE              NONE
-----------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF
LOWER OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                             NONE**             5.00              1.00

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)


                                                                          CLASS A SHARES     CLASS B SHARES    CLASS C SHARES
-----------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                     0.30               0.30              0.30
DISTRIBUTION (RULE 12b-1) FEES                                                      0.25               0.75              0.75
SHAREHOLDER SERVICE FEES                                                            0.25               0.25              0.25
OTHER EXPENSES(1)                                                                   8.23              12.10             13.51
-----------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                     9.03              13.40             14.81
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                          (8.28)            (11.90)           (13.31)
-----------------------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                     0.75               1.50              1.50


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects (i) a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Class A, Class B and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75%, 1.50% and 1.50%, respectively, of their average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A, Class B and Class C Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75%, 1.50% and 1.50%, respectively, of their average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time. For the period ended 8/31/04, net expenses of the Class A Shares were 0.73%.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06, and 1.75%, 2.50% and 2.50%, respectively, thereafter through 12/31/14.


This example is for comparison only; the actual returns of the Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                          1 YEAR             3 YEARS             5 YEARS             10 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                          523                 784               1,172                2,256
CLASS B SHARES** ($)                         653                 882               1,345                2,492***
CLASS C SHARES** ($)                         253                 582               1,145                2,680


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                                          1 YEAR             3 YEARS             5 YEARS             10 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES ($)                           153                 582               1,145                2,492***
CLASS C SHARES ($)                           153                 582               1,145                2,680



  *  Assumes sales charge is deducted when shares are purchased.

 ** Assumes applicable deferred sales charge is deducted when shares are sold. *** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN NEW JERSEY TAX FREE INCOME FUND

RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND MAIN RISKS, AS WELL AS FUND STRATEGIES, PLEASE SEE PAGES 62-67.


THE FUND'S OBJECTIVE
THE FUND SEEKS TO PROVIDE MONTHLY DIVIDENDS THAT ARE EXCLUDED FROM GROSS INCOME FOR FEDERAL INCOME TAX PURPOSES AND ARE EXEMPT FROM THE NEW JERSEY GROSS INCOME TAX, THAT STATE'S PERSONAL INCOME TAX. IT ALSO SEEKS TO PROTECT THE VALUE OF YOUR INVESTMENT.

THE FUND'S MAIN INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes, exempt from New Jersey personal income taxes, and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund invests in securities that are rated as investment grade by Moody's, S&P or Fitch. It may also invest in unrated securities of comparable quality.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or New Jersey personal income taxes. To temporarily defend the value of its assets, the Fund may exceed this limit.

There may be times when there are not enough municipal obligations available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on the market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

                                                     PROSPECTUS DECEMBER 29 2004


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

The Fund invests primarily in the State of New Jersey and its municipalities and public authorities. If the state, or any of the local government bodies, gets into financial trouble, it could have difficulty paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.

The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax on individuals or New Jersey personal income taxes. Consult your tax advisor for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls or regulations that do not match U.S. standards.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the Fund's assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

-  want an investment that pays monthly dividends

- want an income that is exempt from federal, state, and local (if applicable) personal income taxes in New Jersey

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

-  are investing through a tax-deferred account such as an IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the Lehman Competitive Intermediate (1-17 Year) Maturities Index, a broad-based securities market index, and the Lipper New Jersey Municipal Debt Funds Index, a broad-based index.


The performance figures in the bar chart do not reflect any deduction for the front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS*,(1)

1994             -2.38%
1995             11.72%
1996              3.16%
1997              7.66%
1998              6.20%
1999             -1.93%
2000             11.46%
2001              4.21%
2002              9.50%
2003              4.15%

BEST QUARTER 4th quarter, 2000                  4.96%
WORST QUARTER 1st quarter, 1994                -2.60%

The Fund's year-to-date total return as of 9/30/04 was 2.21%.

* The performance in the table for the period before Class A and Class B Shares were launched on 3/28/02 and the performance in the bar chart prior to 1/1/03 are based on the performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. During these periods, the actual returns of Class A and Class B Shares would have been lower than the performance shown because Class A and Class B Shares have higher expenses than Select Class Shares.

     The performance of the Fund before 1/1/97 is based on the historical performance of one of the common trust funds maintained by a predecessor of JPMorgan Chase Bank and whose assets were transferred to the Fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*

                                                                 PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes                                                    (0.50)           4.41             4.78

Return After Taxes on Distributions                                    (1.06)           4.09              N/A(1)

Return After Taxes on Distributions and Sale of Fund Shares             1.24            4.21              N/A(1)
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES

Return Before Taxes                                                    (1.06)           4.81             5.15
-------------------------------------------------------------------------------------------------------------
LEHMAN COMPETITIVE INTERMEDIATE (1-17 YEAR) MATURITIES INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                     4.85            5.69             5.80
-------------------------------------------------------------------------------------------------------------
LIPPER NEW JERSEY MUNICIPAL DEBT FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                       4.93            4.80             5.05

The after-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES
The expenses of the Class A and Class B Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                            CLASS A SHARES     CLASS B SHARES
-------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                     4.50               NONE
-------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                     NONE**             5.00

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND B ASSETS)


                                                                             CLASS A SHARES     CLASS B SHARES
--------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                        0.30               0.30
DISTRIBUTION (RULE 12b-1) FEES                                                         0.25               0.75
SHAREHOLDER SERVICE FEES                                                               0.25               0.25
OTHER EXPENSES(1)                                                                      1.42               1.45
--------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                        2.22               2.75
FEE WAIVER AND EXPENSE REIMBURSEMENTS(2)                                              (1.22)             (1.25)
--------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                        1.00               1.50


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects (i) a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Class A and Class B Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.00% and 1.50%, respectively, of their average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A and Class B Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.00% and 1.50%, respectively, of their average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06 and 2.00% and 2.50%, respectively, thereafter through 12/31/14.

This example is for comparison only; the actual returns of the Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                          1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------------
CLASS A SHARES* ($)                          547         858       1,297        2,514
-------------------------------------------------------------------------------------
CLASS B SHARES** ($)                         653         882       1,345        2,555***


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                                          1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------------
CLASS B SHARES ($)                           153         582       1,145        2,555***


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND

RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND MAIN RISKS, AS WELL AS FUND STRATEGIES, PLEASE SEE PAGES 62-67.


THE FUND'S OBJECTIVE
THE FUND SEEKS TO PROVIDE MONTHLY DIVIDENDS THAT ARE EXCLUDED FROM GROSS INCOME FOR FEDERAL INCOME TAX PURPOSES AND ARE EXEMPT FROM NEW YORK STATE AND NEW YORK CITY PERSONAL INCOME TAXES. IT ALSO SEEKS TO PROTECT THE VALUE OF YOUR INVESTMENT.

THE FUND'S MAIN INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes, and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.

The Fund may invest in municipal obligations issued by the State of New York, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund invests in securities that are rated as investment grade by Moody's, S&P or Fitch. It may also invest in unrated securities of comparable quality.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.

The average dollar weighted maturity of the Fund's portfolio will be between three and ten years.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. To temporarily defend the value of its assets, the Fund may exceed this limit.

There may be times when there are not enough municipal obligations available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

The Fund invests primarily in New York State and its municipalities and public authorities. If the state, or any of the local government bodies, gets into financial trouble, it could have trouble paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.

The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. Consult your tax advisor for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions because of political or economic instability, the imposition of government controls or regulations that do not match U.S. standards.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

-  want an investment that pays monthly dividends

- want an income that is exempt from federal, state, and local (if applicable) personal income taxes in New York

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

-  are investing through a tax-deferred account such as an IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past year, five years and ten years. It compares that performance to the Lehman NY Competitive Intermediate (1-17 Year) Maturities Index, a broad-based securities market index, and the Lipper New York Intermediate Municipal Debt Funds Average, a broad-based index.


The performance figures in the bar chart do not reflect any deduction for the front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994          -5.81%
1995          15.42%
1996           3.06%
1997           8.46%
1998           6.45%
1999          -1.41%
2000           9.93%
2001           4.15%
2002           8.76%
2003           4.15%

BEST QUARTER 1st quarter, 1995     5.82%
WORST QUARTER 1st quarter, 1994   -4.27%

The Fund's Class A year-to-date total return as of 9/30/04 was 1.90%.


* The performance in the table before Class A and Class B Shares were launched on 2/16/01 and the performance in the bar chart prior to 1/1/02 are based on the performance of Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. The performance for the period before Class C Shares were launched on 1/31/03 are based on the performance of the Class B Shares. During these periods, the actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Select Class Shares. The performance of the Fund prior to 1/1/97 is based on the historical performance of the Fund's predecessor, which was a common trust fund. The historical performance of shares of the predecessor fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets. Returns for the year 2002 and the years that follow reflect the performance of the Class A Shares in the bar chart.


(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*

                                                                      PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS
-----------------------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes                                                         (0.50)           4.06            4.67

Return After Taxes on Distributions                                         (0.75)           3.99             N/A(1)

Return After Taxes on Distributions and Sale of Fund Shares                  1.09            4.02             N/A(1)
-----------------------------------------------------------------------------------------------------------------
CLASS B SHARES

Return Before Taxes                                                         (1.64)           4.19            4.91
-----------------------------------------------------------------------------------------------------------------
CLASS C SHARES

Return Before Taxes                                                          2.18            4.49            4.89
-----------------------------------------------------------------------------------------------------------------
LEHMAN NY COMPETITIVE INTERMEDIATE (1-17 YEAR) MATURITIES INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                         4.94            5.66            5.98
-----------------------------------------------------------------------------------------------------------------
LIPPER NEW YORK INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE
(REFLECTS NO DEDUCTION FOR TAXES)                                            3.94            4.89            4.87

The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES
The expenses of the Class A, Class B and Class C Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                            CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                     4.50             NONE             NONE
------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF
LOWER OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS               NONE**           5.00             1.00

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)


                                                            CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                       0.30             0.30             0.30
DISTRIBUTION (RULE 12b-1) FEES                                        0.25             0.75             0.75
SHAREHOLDER SERVICE FEES                                              0.25             0.25             0.25
OTHER EXPENSES(1)                                                     0.32             0.32             0.31
------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                       1.12             1.62             1.61
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                            (0.37)           (0.07)           (0.06)
------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                       0.75             1.55             1.55


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects (i) a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Class A, Class B and Class C Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75%, 1.55% and 1.55% respectively, of their average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A, Class B and Class C Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75%, 1.55% and 1.55%, respectively, of their average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS". In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                             1 YEAR    3 YEARS    5 YEARS   10 YEARS
---------------------------------------------------------------------------------------
CLASS A SHARES* ($)                             523        718        969      1,687
---------------------------------------------------------------------------------------
CLASS B SHARES** ($)                            658        797      1,068      1,776***
---------------------------------------------------------------------------------------
CLASS C SHARES** ($)                            258        496        865      1,901


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                                             1 YEAR    3 YEARS    5 YEARS   10 YEARS
---------------------------------------------------------------------------------------
CLASS B SHARES ($)                              158        497        868      1,776***
---------------------------------------------------------------------------------------
CLASS C SHARES ($)                              158        496        865      1,901


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN TAX FREE INCOME FUND

RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND MAIN RISKS, AS WELL AS FUND STRATEGIES, PLEASE SEE PAGES 62-67.


THE FUND'S OBJECTIVE
THE FUND SEEKS TO PROVIDE MONTHLY DIVIDENDS THAT ARE EXCLUDED FROM GROSS INCOME FOR FEDERAL INCOME TAX PURPOSES AND TO PROTECT THE VALUE OF YOUR INVESTMENT BY INVESTING PRIMARILY IN MUNICIPAL OBLIGATIONS.

THE FUND'S MAIN INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.

The Fund invests in securities that are rated as investment-grade by Moody's, S&P or Fitch. It may also invest in unrated securities of comparable quality.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax or the federal alternative minimum tax on individuals. To temporarily defend the value of its assets, the Fund may exceed this limit.

The Fund may also invest in municipal lease obligations. These allow the Fund to participate in municipal lease agreements and installment purchase contracts.

The Fund may invest up to 25% of its total assets in municipal lease obligations backed by letters of credit or guarantees from U.S. and foreign banks and other foreign institutions.

There may be times when there are not enough municipal obligations available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

If a municipality gets into financial trouble, it could have difficulty paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.

The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax on individuals. Consult your tax advisor for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls or regulations that do not match U.S. standards.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the Fund's assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

-  want an investment that pays monthly dividends

-  want an income that is exempt from federal and personal income taxes

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

-  are investing through a tax-deferred account such as an IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past year, five years and ten years. It compares that performance to the Lehman Municipal Bond Index, a broad-based securities index, and the Lipper General Municipal Debt Funds Index, a broad-based index.


The performance figures in the bar chart do not reflect any deduction for the front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures for Class B Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994          -3.88%
1995          14.44%
1996           4.09%
1997           9.11%
1998           6.49%
1999          -3.26%
2000          11.68%
2001           3.79%
2002           9.58%
2003           4.30%

BEST QUARTER 1st quarter, 1995     5.69%
WORST QUARTER 1st quarter, 1994   -3.29%

The Fund's year-to-date total return as of 9/30/04 was 2.93%.

* The performance in the table for the period before Class A and Class B Shares were launched on 2/16/01 and the performance in the bar chart prior to 1/1/02 are based on the historical performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. During these periods, the actual returns of Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares. The performance of the Fund before to 1/1/97 is based on the historical performance of the Fund's predecessor, which was a common trust fund. The historical performance of shares of the predecessor fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*

                                                                      PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS
-----------------------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes                                                         (0.34)           4.15            5.01

Return After Taxes on Distributions                                         (0.62)           4.04             N/A(1)

Return After Taxes on Distributions and Sale of Fund Shares                  1.30            4.13             N/A(1)
-----------------------------------------------------------------------------------------------------------------
CLASS B SHARES

Return Before Taxes                                                         (1.40)           4.28            5.25
-----------------------------------------------------------------------------------------------------------------
LEHMAN MUNICIPAL BOND INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                          5.32            5.83            6.03
-----------------------------------------------------------------------------------------------------------------
LIPPER GENERAL MUNICIPAL DEBT FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                            5.33            4.89            5.30

The after-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote from previous page.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES
The expenses of the Class A and Class B Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                    CLASS A SHARES   CLASS B SHARES
---------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                             4.50             NONE
---------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                             NONE**           5.00

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND B ASSETS)


                                                            CLASS A SHARES   CLASS B SHARES
-------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                       0.30             0.30
DISTRIBUTION (RULE 12b-1) FEES                                        0.25             0.75
SHAREHOLDER SERVICE FEES                                              0.25             0.25
OTHER EXPENSES(1)                                                     0.37             0.37
-------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                       1.17             1.67
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                            (0.42)           (0.03)
-------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                       0.75             1.64


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects (i) a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Class A and Class B Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% and 1.64%, respectively, of their average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A and Class B Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% and 1.64%, respectively, of their average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                             1 YEAR    3 YEARS    5 YEARS   10 YEARS
---------------------------------------------------------------------------------------
CLASS A SHARES* ($)                             523        723        985      1,733
---------------------------------------------------------------------------------------
CLASS B SHARES** ($)                            667        821      1,102      1,838***


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                                             1 YEAR    3 YEARS    5 YEARS   10 YEARS
---------------------------------------------------------------------------------------
CLASS B SHARES ($)                              167        521        902      1,838***


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares into Class A Shares after they have been owned for eight years.

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The California Bond Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. The Intermediate Tax Free Income Fund, New York Intermediate Tax Free Income Fund, New Jersey Tax Free Income Fund and Tax Free Income Fund are series of J.P. Morgan Mutual Fund Select Trust which is a Massachusetts business trust. The trusts are both governed by the same trustees. The trustees are responsible for overseeing all business activities. Certain changes to the organization of these trusts are being proposed for shareholder approval. For information about these proposed changes, see "Future Changes to Certain Information Concerning the Funds" below.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-348-4782 to obtain more information concerning all of the Funds' share classes. A financial intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

THE FUNDS' INVESTMENT ADVISER
JPMIM is the investment adviser and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 8/31/04, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:


FUND                                              %
---------------------------------------------------
CALIFORNIA BOND FUND                           0.30
---------------------------------------------------
INTERMEDIATE TAX FREE INCOME FUND              0.30
---------------------------------------------------
NEW JERSEY TAX FREE INCOME FUND                0.30
---------------------------------------------------
NEW YORK INTERMEDIATE TAX FREE
INCOME FUND                                    0.30
---------------------------------------------------
TAX FREE INCOME FUND                           0.30

PORTFOLIO MANAGERS
The Funds are managed by a team of individuals at JPMIM.

FUND MANAGER COMPENSATION
All of the portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards, or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the Funds they help manage.

THE FUNDS' ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT

Through February 18, 2005, JPMorgan Chase Bank, N.A. (JPMorgan Chase Bank) will provide administrative services and oversee each Fund's other service providers. Effective February 19, 2005, One Group Administrative Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the Funds' administrator and will provide administrative services and oversee each Fund's other service providers. The Funds' administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.


The Trusts, on behalf of the Funds, have entered into shareholder servicing agreements with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Funds' customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A, Class B and Class C Shares of each Fund held by investors serviced by the shareholder servicing agent. JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of the 0.25% annual fee to such entities for performing shareholder and administrative services.

Effective February 19, 2005, One Group Dealer Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the Funds' shareholder servicing agent. For more information regarding the transitions of the administrator and the shareholder servicing agent, read "Future Changes to Certain Information Concerning the Funds" below.

THE FUNDS' DISTRIBUTOR
J.P. Morgan Fund Distributors, Inc. (Distributor) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

Effective February 19, 2005, One Group Dealer Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the distributor for the Funds.

ADDITIONAL COMPENSATION TO SHAREHOLDER SERVICING AGENTS AND SELECTED DEALERS JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder service fee it receives from the Funds to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. In addition to this fee and the payments made by the Distributor pursuant to the Funds' 12b-1 Plans, any of JPMorgan Chase Bank, its affiliates and the Distributor may make additional payments at their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

HOW TO DO BUSINESS WITH THE FUNDS

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:


- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase. Shares purchased this way will typically be held for you by the Financial Intermediary; and


-  Directly from the Funds through the JPMorgan Funds Service Center.

WHO CAN BUY SHARES?
Class A, Class B and Class C Shares may be purchased by the general public.

WHEN CAN I BUY SHARES?
Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only, purchase orders accepted by a Fund or an authorized agent of a Fund before 4:00 p.m. Eastern Time (ET) will be effective that day. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests received by a Fund or an authorized agent of a Fund after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption requests.

Share ownership are electronically recorded. Therefore, certificates will not be issued.


The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.


Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.


Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.


In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

WHAT KIND OF SHARES CAN I BUY?
This prospectus offers Class A, Class B and Class C Shares, all of which are available to the general public.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled "Sales Charges."

CLASS A SHARES
You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $100,000 or more and the amount of the reduction increases as your level of investment increases. Please see "Sales Charges."

You may be eligible to reduce your sales charges by using the Cumulative Quantity Discount, Statement of Intention, group sales plan or employee benefit plan.


Generally, there is no contingent deferred sales charge (CDSC) except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see "Sales Charges."


Class A Shares have lower annual expenses than Class B or Class C Shares as a result of lower ongoing Rule 12b-1 fees.

CLASS B SHARES
You will not pay a sales charge at the time of purchase.


A CDSC will apply on shares of the Fund sold within six years (measured from the first day of the month in which the shares were purchased). The CDSC may be waived for certain redemptions.


Class B Shares have higher combined distribution and services fees than Class A Shares.

Your Class B Shares automatically convert to Class A Shares after eight years (measured from the first day of the month in which the shares were purchased).

CLASS C SHARES
You will not pay a sales charge at the time of purchase.


A CDSC will apply on shares sold within one year of purchase (measured from the first day of the month in which the shares were purchased). The CDSC may be waived for certain redemptions.


Like Class B Shares, Class C Shares have higher combined distribution and service fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher combined service and distribution fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of either Class A or Class B Shares.

Class C Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.

Class C Shares do not automatically convert to another class.

There is no maximum investment amount for Class C Shares.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share plus a sales charge, if any.

Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution and shareholder servicing expenses.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is placed in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?
Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you and decide how much you want to invest.

MINIMUM INVESTMENTS

                                  INITIAL    ADDITIONAL
TYPE OF ACCOUNT                INVESTMENT   INVESTMENTS
--------------------------------------------------------
REGULAR ACCOUNT                   $ 2,500         $ 100
--------------------------------------------------------
SYSTEMATIC INVESTMENT PLAN        $ 1,000         $ 100
--------------------------------------------------------
IRAs                              $ 1,000         $ 100
--------------------------------------------------------
SEP-IRAs                          $ 1,000         $ 100
--------------------------------------------------------
COVERDELL EDUCATION
SAVINGS ACCOUNT                   $   500         $ 100

You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund.

The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-348-4782.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

A lower minimum may be available under the Systematic Investment Plan. See "Purchasing Fund Shares -- Can I automatically invest on a systematic basis?"

If you are purchasing shares directly from the Funds, complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.


We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV per share plus applicable sales charge next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed, less any applicable CDSC. In addition, you will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.


Send the completed Account Application and a check to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you choose to pay by wire, please call 1-800-348-4782 to notify the Funds of your purchase and authorize your financial institution to wire funds to:


JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services

ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
 (EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: JOHN SMITH & MARY SMITH, JTWROS)


Make your check out to JPMORGAN FUNDS in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- How do I redeem shares?"


Your purchase may be cancelled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire may be cancelled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. ET on the settlement date.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.

If you have any questions, contact your Financial Intermediary or call 1-800-348-4782.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-348-4782 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:


JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services

ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
 (EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

CAN I AUTOMATICALLY INVEST ON A SYSTEMATIC BASIS?
Yes. If you make an initial investment of at least $1,000, you can regularly invest $100 or more on a monthly, quarterly or semi-annual basis. You may also choose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check from their bank account to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SALES CHARGES
The Distributor compensates Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources. The following tables show the sales charges for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor and its affiliates from its or their own resources are discussed in more detail in "The Funds' Management and Administration."


To obtain free information regarding sales charges and the reduction and elimination of sales charges on Class A, Class B and Class C Shares of the Funds, visit www.jpmorganfunds.com and click on the hyperlink "JPMorgan Funds" and "Fees and Pricing" or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.


CLASS A SHARES

The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your broker-dealer (a Financial Intermediary) and the Distributor as shown in the following tables, except if the Distributor, in its discretion, re-allows the entire amount to your broker-dealer. In those instances in which the entire amount is re-allowed, such broker-dealers may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as "breakpoints."

TOTAL SALES CHARGE FOR FUNDS(1)


                                                                SALES
                                                               CHARGE
                                                           RE-ALLOWED
                                  AS %                     TO DEALERS
                                OF THE           AS %         AS % OF
                              OFFERING         OF NET        OFFERING
AMOUNT OF                        PRICE         AMOUNT       PRICE PER
PURCHASES                    PER SHARE       INVESTED           SHARE
----------------------------------------------------------------------
LESS
THAN $100,000                     4.50           4.71            4.00
----------------------------------------------------------------------
$100,000-$249,999                 3.75           3.90            3.25
----------------------------------------------------------------------
$250,000-$499,999                 2.50           2.56            2.25
----------------------------------------------------------------------
$500,000-$999,999                 2.00           2.04            1.75
----------------------------------------------------------------------
$1,000,000 OR MORE*               NONE           NONE              **


(1) The actual sales charge you pay may differ slightly from the rates disclosed alone due to rounding calculations.


  *  There is no sales charge for investments of $1 million or more in any Fund.


 ** Any purchase which is made with no up front sales charge on which payment is made to broker-dealers will be subject to a CDSC payable by you based on the lower of the cost of the shares redeemed or their NAV at the time of redemption if shares are redeemed within 12 months of the purchase date. If shares are held for up to six months there will be a CDSC of 1.00%, and if shares are held for six to 12 months there will be a CDSC of 0.75%. The Distributor may make a payment to broker-dealers for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of up to 1.00% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.


The Distributor may make a payment to broker-dealers for your cumulative investments of $1 million or more in Class A Shares. These commisions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.60% of the next $40 million and 0.20% thereafter. The Distributor may withhold these payments with respect to short-term investments. The Distributor may also pay broker-dealers a commission of up to 1.00% of net sales on sales of Class A shares to certain defined contribution plans. If defined contribution plans redeem all of the shares that they own on behalf of participants within 12 months of the purchase date, then the broker-dealers that have received these commissions will reimburse the Distributor up to 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption. Any purchase of $1 million or more of Class A Shares on which a commission was paid to broker-dealers on the initial purchase will be subject to a contingent deferred sales charge (CDSC) payable by you based on the lower of the cost of the shares being redeemed or their NAV at the time of redemption if shares are redeemed within 12 months of the purchase date. If shares are held for up to 6 months there will be a CDSC of 1.00%, and if shares are held for 6 to 12 months there will be a CDSC of 0.75%.

REDUCING YOUR CLASS A SALES CHARGE
The Funds permit you to reduce the initial sales charges you pay on Class A Shares by using the Cumulative Quantity Discount, a Statement of Intention, a group sales plan or an employee benefit plan. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the Funds and add non-money market funds currently advised by JPMIM in which you invest. IT IS YOUR RESPONSIBILITY WHEN INVESTING TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS THAT YOU WOULD LIKE TO HAVE ONE OR MORE FUNDS LINKED TOGETHER FOR PURPOSES OF REDUCING THE INITIAL SALES CHARGE. IN ORDER TO VERIFY YOUR ELIGIBILITY FOR A REDUCED INITIAL SALES CHARGE, YOU SHOULD FURNISH COPIES OF RELEVANT ACCOUNT STATEMENTS FOR YOUR ACCOUNTS OF JPMORGAN FUNDS AND NON-JPMORGAN MUTUAL FUNDS OR ACCOUNTS OF FAMILY OR OTHER APPLICABLE GROUP MEMBERS. YOU SHOULD ALSO RETAIN ANY RECORDS NECESSARY TO SUBSTANTIATE HISTORICAL COSTS BECAUSE THE DISTRIBUTOR, THE JPMORGAN SERVICE CENTER, THE TRANSFER AGENT AND YOUR FINANCIAL INTERMEDIARY MAY NOT MAINTAIN SUCH INFORMATION.

To take advantage of the Cumulative Quantity Discount and/or a Statement of Intention, complete the appropriate section of your Account Application or contact your Financial Intermediary. ANY PROGRAMS DESIGNED TO REDUCE OR ELIMINATE SALES CHARGES MAY BE TERMINATED OR AMENDED AT ANY TIME.

CUMULATIVE QUANTITY DISCOUNT: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on your total account value in all share classes of the JPMorgan Funds, excluding any JPMorgan money market fund. We will apply the reduced initial sales charge which is determined by aggregating the dollar amount of the new purchase and the current market value of any shares acquired and still held in the eligible funds.

GROUP PLAN:
An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A Shares of a Fund (or if a Fund has only one class that is subject to an initial sales charge, shares of that Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is the aggregate dollar value of Class A Shares (or if a Fund has only one class that is subject to an initial sales charge, shares of that Fund) previously purchased. If these shares are still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, you or your Financial Intermediary must provide the JPMorgan Funds Service Center with sufficient information including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the JPMorgan Funds Service Center.

A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A Shares (or if a Fund has only one class that is subject to an initial sales charge, shares of the Fund) at a discount and (iii) satisfies uniform criteria that enables the Distributor to realize economies of scale in its costs of distributing Class A Shares (or if a Fund has only one class that is subject to an initial sales charge, shares of the Fund). A qualified group must have more than 10 members be available to: arrange for group meetings between representatives of a Fund; and the members who agree to include sales and other materials related to a Fund in its publications and mailings to members at reduced or no cost to the Distributor; and seek to arrange payroll deduction or other bulk transmission of investments in the Fund.

STATEMENT OF INTENTION: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Statement of Intention committing you to purchase a certain amount of shares over a defined 13-month period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds or One Group Mutual Fund shares (or if a Fund has only one class, shares of the JPMorgan Fund), excluding any JPMorgan money market fund, over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Statement of Intention. If you elect to include purchases made during the past 90 days toward fulfillment of your Statement of Intention, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Statement of Intention. You must inform your Financial Intermediary, the Distributor or the JPMorgan Funds Service Center that you have a Statement of Intention each time you make an investment. The Statement of Intention is not a binding obligation to purchase the full amount indicated; however, five percent of your investment will be held in escrow until the full amount covered by the Statement of Intention has been invested. If the terms of the Statement of Intention are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Statement of Intention commitment has been fulfilled will be made on the basis of the gross amount invested. Reinvested dividend and capital gain distributions are counted toward satisfying the Statement of Intention.

EMPLOYEE BENEFIT PLAN:
Some participant-directed employee benefit plans participate in a "multi-fund" program that offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan Funds may be combined with money invested in other mutual funds in the same program when determining the plan's eligibility to buy Class A shares for purposes of the discount privileges and programs described above.

WAIVER OF THE CLASS A SALES CHARGE
No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.  Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge had been paid for the exchanged shares.

3. Bought by officers, directors or trustees, retirees and employees and their immediate family members (I.E., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

    - The JPMorgan Funds.

    - JPMorgan Chase and its subsidiaries and affiliates.

4.  Bought by employees of:

    - DST System, Inc. and its subsidiaries and affiliates.

    - Broker-dealers or financial institutions who have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares).

    - Washington Management Corporation and its subsidiaries and affiliates.

5.  Bought by:

    - Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency, custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

    - Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

    - Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

    - Tuition programs that qualify under Section 529 of the Internal Revenue Code.

    - An investment adviser, broker-dealer or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

    - A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund's Distributor.

    - Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.


6. Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. You must furnish appropriate documentation to the JPMorgan Service Center or your Financial Intermediary.

7. Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund, but only if the purchase is made within 90 days of the sale or distribution. You must furnish appropriate documentation to the JPMorgan Service Center or your Financial Intermediary.

8.  Bought when one Fund invests in another JPMorgan Fund.

9. Bought in connection with plans of reorganization of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

10. Purchased during a JPMorgan Fund's special offering.

11. Bought by a "charitable organization" as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-348-4782 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.


CLASS B SHARES

Class B Shares are offered at NAV, without any up-front sales charges. However, if you redeem Class B Shares within six years of the purchase date (measured from the first day of the month in which the shares were purchased), you will be assessed a CDSC according to the following schedule:


YEARS SINCE                      CDSC AS A % OF DOLLAR
PURCHASE                      AMOUNT SUBJECT TO CHARGE
------------------------------------------------------
0-1                                               5.00
------------------------------------------------------
1-2                                               4.00
------------------------------------------------------
2-3                                               3.00
------------------------------------------------------
3-4                                               3.00
------------------------------------------------------
4-5                                               2.00
------------------------------------------------------
5-6                                               1.00
------------------------------------------------------
More than 6                                       NONE

The Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares.

CONVERSION FEATURE
Your Class B Shares automatically convert to Class A Shares after eight years (measured from the first day of the month in which the shares were purchased).

After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares.

You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion. Class A Shares of a Fund received as a result of the conversion will not be subject to a redemption fee even if they are redeemed within 60 days of conversion.

Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

If you have exchanged Class B Shares of one Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

CLASS C SHARES
Class C Shares are offered at NAV, without any up-front sales charge. However, if you redeem your shares within one year of the purchase date (measured from the first day of the month in which the shares were purchased), you will be assessed a CDSC as follows:

YEAR SINCE                    CDSC AS A % OF DOLLAR
PURCHASE                   AMOUNT SUBJECT TO CHARGE
---------------------------------------------------
0-1                                            1.00
---------------------------------------------------
After first year                               NONE

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares.

HOW THE CLASS B AND CLASS C CDSC IS CALCULATED
The Fund assumes that all purchases made in a given month were made on the first day of the month.

The CDSC is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares; therefore, you should retain any records necessary to substantiate historical costs because the Distributor, the JPMorgan Service Center, the transfer agent and your Financial Intermediary may not maintain such information.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.


If you received your Class B or Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.


WAIVER OF THE CLASS B AND CLASS C CDSC
No sales charge is imposed on redemptions of Class B or Class C Shares of the
Funds:

1. If you withdraw no more than a specified percentage (as indicated in "Redeeming Fund Shares -- Can I redeem on a systematic basis?") of the current balance of a Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. YOU NEED TO PARTICIPATE IN A MONTHLY OR QUARTERLY SYSTEMATIC WITHDRAWAL PLAN TO TAKE ADVANTAGE OF THIS WAIVER. For information on the Systematic Withdrawal Plan, please see "Redeeming Fund Shares -- Can I redeem on a systematic basis?"

2. Made within one year of a shareholder's death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption request and be provided with satisfactory evidence of such death or disability.

3. If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption request and be provided with satisfactory evidence of such death or disability.

4. That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5. That represent a distribution from a qualified retirement plan by reason of the participant's retirement.

6. That are involuntary resulting from a failure to maintain the required minimum balance in an account.

7. Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

8. Exchanged for Class B or Class C Shares of other JPMorgan Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read "Exchanging Fund Shares -- Do I pay a sales charge on an exchange?"

9. If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

To take advantage of any of these waivers of the CDSC applicable to Class B or Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-348-4782 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES
Each Fund described in this prospectus has adopted a plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Funds. These fees are called "Rule 12b-1 fees." Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates.

The Rule 12b-1 fees vary by share class as follows:

1. Class A Shares pay a Rule 12b-1 fee of 0.25% of the average daily net assets of the Fund.

2. Class B and Class C Shares pay a Rule 12b-1 fee of 0.75% of the average daily net assets of the Fund attributable to such class. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C Shares without an "up-front" sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICING FEES
JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder servicing fee it receives from the Funds to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. Any of JPMorgan Chase Bank, its affiliates and the Distributor may make additional payments at its or their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
Beginning 15 days after you buy your shares, you may exchange your shares for shares of the same class of certain other JPMorgan Funds as follows:

Class A Shares of a Fund may be exchanged for Class A Shares of another JPMorgan Fund or for Morgan Class Shares of a JPMorgan money market fund.

Class B Shares of a Fund may be exchanged for Class B Shares of another JPMorgan Fund.

Class C Shares of a Fund may be exchanged for Class C Shares of another JPMorgan Fund.

The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-348-4782.

WHEN ARE EXCHANGES PROCESSED?
Exchanges are processed the same business day they are received, provided:


-  The Fund accepts the request by 4:00 p.m. ET.


-  You have contacted your Financial Intermediary, if necessary.


-  All proper documentation in proper accompanies the request.


DO I PAY A SALES CHARGE ON AN EXCHANGE?
Generally, you will not pay a sales charge on an exchange.

If you exchange Class B Shares of a Fund for Class B Shares of another Fund or Class C Shares for Class C Shares of another Fund, you will not pay a sales charge at the time of the exchange, however:

1. Your new Class B or Class C Shares will be subject to the CDSC of the Fund from which you exchanged.

2. The amount of deferred sales charge when you sell your new Class B or Class C Shares will be calculated based on when you bought the original shares, not when you made the exchange.

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of a Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Service Center by check or through an ACH transaction for 15 days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by a Fund or an authorized agent of a Fund before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective that day.

All required documentation in the proper form must accompany a redemption order. The Funds may refuse to honor incomplete redemption orders.


HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.


You may send a written redemption order to your Financial Intermediary, if applicable, or to the Fund at the following address:


JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

Unless you indicated otherwise on your Account Application, you may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.   A financial institution; or

2.   Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption request. If you have changed your address or payee of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH, and only to a bank account on record with the Funds.


You will not be permitted to enter a redemption order for shares purchased directly through JPMorgan Funds Service Center by check or through an ACH transaction for 15 days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.


WHAT WILL MY SHARES BE WORTH?

If you own Class A, Class B or Class C Shares and the Fund or an authorized agent of the Fund accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable CDSC.


CAN I REDEEM BY TELEPHONE?
Yes, unless you indicated otherwise on your Account Application.


Contact your Financial Intermediary, if applicable, or call 1-800-348-4782 to relay your redemption order.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH, and only to a bank account on record with the Fund.


The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

CAN I REDEEM ON A SYSTEMATIC BASIS?
You can automatically sell shares. You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

You can not have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of a Fund's assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account. If your account is closed for this reason, you will not be charged a CDSC.

The Funds may suspend your ability to redeem when:

1.   Trading on the NYSE is restricted;

2.   The NYSE is closed (other than weekend and holiday closings);

3.   The SEC has permitted a suspension; or

4.   An emergency exists, as determined by the SEC.


See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.


You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


The Funds declare dividends daily and distribute any net investment income (other than short-term capital gains) at least monthly. Net capital gain is distributed annually. Effective from and after January 1, 2005, each Fund will generally declare dividends on the last business day of each month and pay such dividends on the first business day of the following month. The Funds make net capital gains distributions, if any, once a year. Each Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, each Fund may also make fewer net capital gain payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of a Fund's net investment income and net capital gain. You have three options for your distributions. You may:


-  reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from any of the Funds will qualify to any significant extent for the reduced 15% tax rate applicable to as qualified dividend income. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. However, for the California Bond Fund, California residents will not have to pay California personal income taxes on dividends of tax-exempt income from California municipal obligations. Similarly, for the New Jersey Tax Free Income Fund, New Jersey residents will not have to pay New Jersey personal income taxes on dividends of tax-exempt income from New Jersey municipal obligations and for the New York Intermediate Tax Free Income Fund, New York residents will not have to pay New York State or New York City personal income taxes on dividends of tax-exempt income from New York municipal obligations. The state or municipality where you live may not charge you state or local taxes on dividends of tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or at the Funds' at www.jpmorganfunds.com no later than August 31 of each year. Each Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
No sooner than 30 days after the end of each month, each Fund will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of fiscal quarter, each Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.


Each Fund's top ten holdings as of the last day of each month and each calendar quarter are posted on the Funds' website at www.jpmorganfunds.com, no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-348-4782.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

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FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS

On July 1, 2004, Bank One Corporation, the former corporate parent of Banc One Investment Advisors Corporation (BOIA), One Group Dealer Services, Inc. (Distributor), and One Group Administrative Services, Inc. (OGA) merged into JPMorgan Chase & Co. BOIA, the Distributor and OGA are the investment adviser, the distributor and the administrator, respectively, to One Group Mutual Funds. As a consequence of the merger, on that date BOIA, OGA and the Distributor became affiliates of both J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Chase Bank. JPMIM is the investment adviser to the JPMorgan Funds, and JPMorgan Chase Bank is the administrator, shareholder servicing agent and custodian to the JPMorgan Funds.

As a result of these new affiliations, steps to integrate to the greatest extent possible the operations of One Group Mutual Funds and the JPMorgan Funds have been actively considered over the course of the past several months in order to take advantage of potential operational and administrative efficiencies and to eliminate overlapping or duplicative product offerings. At Board meetings held in June and July 2004, BOIA, OGA, JPMIM and JPMorgan Chase Bank discussed various aspects of the proposed integration plan with the Board of Trustees of One Group Mutual Funds and the Board of Directors and Boards of Trustees, as applicable (Boards), of the JPMorgan Funds, respectively. At meetings held in August 2004, BOIA and OGA made proposals to the Board of Trustees of One Group Mutual Funds and JPMIM and JPMorgan Chase Bank made proposals to the Boards of the JPMorgan Funds in order to seek to achieve those goals. BOIA and JPMIM, however, will continue as separate investment advisory entities, for the foreseeable future, and will continue to provide investment advisory services to the One Group Funds and the JPMorgan Funds.

On August 12, 2004, the Board of Trustees of One Group Mutual Funds, and on August 19, 2004, the Boards of the JPMorgan Funds, approved a series of initiatives that are designed to: (i) integrate the operations of the two fund complexes; (ii) streamline the operations and product offerings of the two fund complexes; and (iii) take advantage of potential economies of scale. The integration of the two fund complexes will include, among other things, (i) adopting a common fee structure; (ii) eliminating overlapping or duplicative Funds; (iii) redomiciling each fund complex to a single jurisdiction and single form of declaration of trust; (iv) electing a single board of trustees and senior officers; (v) proposing certain changes to fundamental investment policies of some of the JPMorgan Funds and all of the One Group Funds; (vi) engaging a common set of service providers; and (vii) conforming redemption fee practices.

- COMMON FEE STRUCTURE: On August 12, 2004 and August 19, 2004, respectively, the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds approved a series of proposals designed to facilitate the integration of One Group Mutual Funds with the JPMorgan Funds into an integrated fund complex in which all of the Funds have a common pricing structure. The pricing changes, which go into effect on February 19, 2005 unless specifically indicated otherwise below include the following:

   - Lowering the investment advisory fees applicable to many of the One Group Funds and all of the JPMorgan money market funds. Some of these lower advisory fees for certain of the One Group Funds, which will go into effect prior to February 19, 2005, are also the result of the commitments made by BOIA to reduce its management fees for certain One Group Funds in the settlement agreement with the New York Attorney General;

   - Lowering the fees payable to the Distributor under Distribution and Shareholder Services Plans with respect to the Class A, Class B and Class C shares of the One Group Funds such that the Rule 12b-1 fee applicable to Class A shares is lowered from 0.35% of average daily net assets of the Class A shares to 0.25% of average daily net assets of the Class A shares and the Rule 12b-1 fee applicable to Class B and C shares is lowered from 1.00% of the average daily net assets of the Class B and C shares to 0.75% of average daily net assets of the Class B and C shares. At the same time, shareholder servicing activities will be removed from each of those Distribution and Shareholder Services Plans;

   - Eliminating the current Shareholder Services Plan that applies with respect to the Administrative Class and Class S shares of the One Group Funds and replacing it with a non-Rule 12b-1 shareholder servicing fee paid pursuant to a Shareholder Services Agreement with One Group Dealer Services, Inc.;

   - With regard to One Group Mutual Funds, imposing a separate non-Rule 12b-1 shareholder servicing fee, paid pursuant to a Shareholder Servicing Agreement with One Group Dealer Services, Inc., at an annual rate of between 0.05% and 0.35% of the average daily net assets of each Fund attributable to a particular class of shares;

   - With regard to the JPMorgan Funds, increasing the existing shareholder services fees by 0.05% with respect to each of the following classes of shares of the JPMorgan money market funds: Agency, Cash Management, Premier and Reserve;

   - With regard to the Class A shares of the JPMorgan Funds, adopting the initial sales charge schedule currently in effect for the One Group Funds. This will generally mean that the initial sales charge on Class A shares of the JPMorgan Funds will be decreasing. For example, on JPMorgan equity funds, the initial sales charge will be decreasing from 5.75% of the offering price to 5.25% of the offering price;

   - Lowering the administration fee applicable to One Group Mutual Funds by adopting the complex-wide fee structures for administration services currently utilized by the JPMorgan Funds. Since both the One Group Funds and the JPMorgan Funds will be applying the complex-wide fee structures, the administration fees applicable to the JPMorgan Funds will be lower as well; and

   - Charging custody, fund accounting and transfer agency fees to both the One Group Mutual Funds and the JPMorgan Funds pursuant to a common fee schedule.


BOIA, JPMIM, OGA and the Distributor have contractually agreed to waive or reduce their fees or reimburse the expenses of each class of shares of One Group Mutual Funds and the JPMorgan Funds, as needed, in order to assure that, for the Acquired Funds listed in the table below, the Net Expense level for the Funds following the mergers is at least as low as the Net Expense level currently in effect, if not lower, with the few exceptions discussed here. The Net Expense level for shares of the JPMorgan Liquid Assets Money Market Fund will be equal to, or lower than in the case of the Institutional Class shares, the contractual expense limitation currently in effect, although it will be higher than the net expenses as a result of voluntary fee waivers and reimbursements currently being made by JPMIM. The Net Expense level for the Agency class shares of JPMorgan Treasury Plus Money Market Fund and the Select class shares of JPMorgan Prime Money Market Fund will be increasing by 0.01% and the Net Expense level for the Class S shares of One Group Institutional Prime Money Market Fund will be increasing by 0.04%. The Net Expense levels for all other Funds will be the same or lower than the contractual caps currently in effect. Although gross expense levels (i.e., expenses before waivers or reimbursements) for certain classes of certain Funds may increase as a result of these changes, the contractual fee waivers or reductions and expense reimbursements will continue in effect for at least one year from February 19, 2005.


- ELIMINATION OF OVERLAPPING OR DUPLICATIVE PRODUCT OFFERINGS: As part of the plan to integrate the two fund complexes, BOIA and JPMIM undertook a review of their various product offerings to determine whether there would be any overlapping or duplicative product offerings following the integration of the two fund complexes. At the Board meetings held August 12, 2004 and August 19, 2004, BOIA and JPMIM each recommended a series of individual fund mergers. After determining that (1) the investment objectives, investment policies, investment strategies and investment restrictions of the Funds subject to each proposed merger transaction were compatible, (2) each of the proposed mergers would be in the best interests of each affected Fund and its shareholders, and (3) each of the proposed mergers would not result in the dilution of the interests of the Funds or their shareholders, the Board of Trustees of One Group Mutual Funds and the

   Boards of the JPMorgan Funds approved the following merger transactions:

ACQUIRED FUNDS                                                      ACQUIRING FUNDS
JPMorgan Bond Fund II (a           MERGES WITH AND INTO     One Group Bond Fund (a series of
series of J.P. Morgan Mutual                                One Group Mutual Funds)
Fund Select Group)

JPMorgan Equity Growth Fund (a     MERGES WITH AND INTO     One Group Large Cap Growth Fund
series of J.P. Morgan Mutual                                (a series of One Group Mutual
Fund Investment Trust)                                      Funds)

JPMorgan Equity Income Fund (a     MERGES WITH AND INTO     One Group Equity Income Fund (a
series of J.P. Morgan Mutual                                series of One Group Mutual
Fund Investment Trust)                                      Funds)

JPMorgan Global 50 Fund (a         MERGES WITH AND INTO     JPMorgan Fleming International
series of J.P. Morgan Series                                Opportunities Fund (a series of
Trust)                                                      J.P. Morgan Institutional Funds)

JPMorgan Liquid Assets Money       MERGES WITH AND INTO     One Group Prime Money Market
Market Fund (a series of J.P.                               Fund (a series of One Group
Morgan Mutual Fund Trust)                                   Mutual Funds)

JPMorgan Strategic Income Fund     MERGES WITH AND INTO     JPMorgan Global Strategic Income
(a series of J.P. Morgan                                    Fund (a series of J.P. Morgan
Mutual Fund Group)                                          Institutional Funds)

JPMorgan Tax Free Income Fund      MERGES WITH AND INTO     One Group Tax-Free Bond Fund (a
(a series of J.P. Morgan                                    series of One Group Mutual
Mutual Fund Select Trust)                                   Funds)

JPMorgan Treasury Plus Money       MERGES WITH AND INTO     One Group U.S. Treasury
Market Fund (a series of J.P.                               Securities Money Market Fund (a
Morgan Mutual Fund Trust)                                   series of One Group Mutual
                                                            Funds)

JPMorgan U.S. Government Money     MERGES WITH AND INTO     One Group Government Money
Market Fund (a series of J.P.                               Market Fund (a series of One
Morgan Mutual Fund Trust)                                   Group Mutual Funds)

One Group U.S. Government
Securities Money Market Fund
(a series of One Group Mutual
Funds)

JPMorgan U.S. Small Company        MERGES WITH AND INTO     One Group Small Cap Growth Fund
Opportunities Fund (a series                                (a series of One Group Mutual
of J.P. Morgan Funds)                                       Funds)

JPMorgan Small Cap Growth Fund
(a series of J.P. Morgan
Fleming Mutual Fund Group,
Inc.)

JPMorgan U.S. Treasury Income      MERGES WITH AND INTO     One Group Government Bond Fund
Fund (a series of J.P. Morgan                               (a series of One Group Mutual
Mutual Fund Group)                                          Funds)

One Group Balanced Fund (a         MERGES WITH AND INTO     JPMorgan Diversified Fund (a
series of One Group Mutual                                  series of J.P. Morgan
Funds)                                                      Institutional Funds)

One Group Diversified Equity       MERGES WITH AND INTO     JPMorgan U.S. Equity Fund (a
Fund (a series of One Group                                 series of J.P. Morgan
Mutual Funds)                                               Institutional Funds)

One Group Diversified              MERGES WITH AND INTO     JPMorgan Fleming International
International Fund (a series                                Equity Fund (a series of J.P.
of One Group Mutual Funds)                                  Morgan Mutual Fund Select Group)

One Group Health Sciences Fund     MERGES WITH AND INTO     JPMorgan Global Healthcare Fund
(a series of One Group Mutual                               (a series of J.P. Morgan Series
Funds)                                                      Trust)

One Group Institutional Prime      MERGES WITH AND INTO     JPMorgan Prime Money Market Fund
Money Market Fund (a series of                              (a series of J.P. Morgan Mutual
One Group Mutual Funds)                                     Fund Trust)

ACQUIRED FUNDS                                                      ACQUIRING FUNDS
One Group Intermediate Tax-        MERGES WITH AND INTO     JPMorgan Intermediate Tax Free
Free Bond Fund (a series of                                 Income Fund (a series of J.P.
One Group Mutual Funds)                                     Morgan Mutual Fund Select
                                                            Trust)

One Group Treasury Only Money      MERGES WITH AND INTO     JPMorgan 100% U.S. Treasury
Market Fund (a series of One                                Securities Money Market Fund
Group Mutual Funds)                                         (a series of J.P. Morgan
                                                            Mutual Fund Trust)

Each of the individual merger transactions above is subject to the approval of shareholders of the Acquired Fund at a shareholder meeting scheduled to be held on January 20, 2005. Each of the mergers listed above, if approved by shareholders, is expected to close on February 18, 2005, or such later date as the parties to each such transaction shall agree.

In the case of each merger listed above, if such merger is approved by the shareholders of the Acquired Fund, each Acquired Fund will receive a number of shares of the respective Acquiring Fund equal in value to the value of the net assets of each Acquired Fund being transferred. Following the transfer, each shareholder of the Acquired Fund will receive a number of shares of the respective Acquiring Fund equal in value to the value of that shareholder's Acquired Fund shares. The closing of each merger will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed merger will qualify as a tax-free reorganization for federal income tax purposes.

- REDOMICILIATION AS A DELAWARE STATUTORY TRUST: On August 12, 2004, the Board of One Group Mutual Funds approved the reorganization and redomiciliation of One Group Mutual Funds into a Delaware statutory trust to be known as JPMorgan Trust II. On August 19, 2004, the Boards of the JPMorgan Funds approved the reorganization and redomiciliation of the JPMorgan Funds into a Delaware statutory trust to be known as JPMorgan Trust I. Each of these Board approvals is subject to the approval of the reorganization and redomiciliation transaction by shareholders of the affected Funds at shareholder meetings scheduled to be held on January 20, 2005. If approved, the reorganization and redomiciliation transactions are expected to close on or about February 19, 2005.

- ELECTION OF A SINGLE BOARD OF TRUSTEES: At the meeting of shareholders of One Group Mutual Funds and the JPMorgan Funds scheduled to be held on January 20, 2005, shareholders of both One Group Mutual Funds and the JPMorgan Funds will be asked to elect a 13-member Board of Trustees comprised of five of the current seven members of the Board of One Group Mutual Funds and eight of the current 10 members of the Boards of the JPMorgan Funds. If elected by shareholders of One Group Mutual Funds and shareholders of the JPMorgan Funds, this 13-member Board of Trustees will take office effective February 19, 2005 and will oversee all of One Group Mutual Funds and the JPMorgan Funds. Shareholders of One Group Mutual Funds will also be asked to amend the Declaration of Trust of One Group Mutual Funds to allow for a Board with more than 10 members.

- FUNDAMENTAL INVESTMENT POLICIES AND/OR RESTRICTIONS: On August 12, 2004 and August 19, 2004, respectively, the Board of Trustees of One Group Mutual Funds and the respective Boards of the JPMorgan Funds voted to recommend that shareholders of the Funds approve the amendment of certain of the Funds' fundamental investment policies and/or restrictions. The Board of Trustees of One Group Mutual Funds also voted to recommend the elimination of certain fundamental investment restrictions that are not required by the Investment Company Act of 1940, as amended (1940 Act). The proposed changes in the Funds' fundamental investment policies and/or restrictions are intended to simplify, streamline and standardize certain fundamental investment policies and/or restrictions of the Funds that are required under the 1940 Act, while at the same time providing added flexibility to respond to future legal, regulatory, market or technical changes. Although the proposed changes in certain fundamental investment policies and/or restrictions of some or all of the Funds will allow the affected Funds greater flexibility to respond to future investment opportunities, BOIA and JPMIM have indicated to the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds, respectively, that they do not anticipate that the changes, either individually or in the aggregate, will result in any material change in the level of investment risk associated with investing in the affected Funds or the manner in which the affected Funds are managed. Shareholders of the affected Funds will be asked to vote on these proposals at shareholder meetings scheduled to be held January 20, 2005.

- COMMON SERVICE PROVIDERS: By February 19, 2005, One Group Mutual Funds and the JPMorgan Funds will have the same administrator, distributor, shareholder servicing agent, transfer and dividend distribution agent, custodian and fund accounting agent. This will mean certain new service providers for both One Group Mutual Funds and the JPMorgan Funds.

   - INVESTMENT ADVICE. As mentioned above, each Fund will continue to contract for investment advisory services from its current investment adviser, as described in the current prospectus, except that JPMIM will serve as investment advisor to the One Group International Equity Index Fund if a new Investment Advisory Agreement with JPMIM is approved by the shareholders of the One Group International Equity Index Fund.

   - ADMINISTRATION. One Group Mutual Funds will continue to have its current administrator, OGA, as its administrator. The JPMorgan Funds will change their administrator to OGA effective February 19, 2005. The new fee rate for most equity and fixed income funds, which is the same as the fee rate currently in place for the equity and fixed income JPMorgan Funds, will be computed daily and paid monthly, at an annual rate of 0.15% on the first $25 billion of the average daily net assets of the One Group Funds and the JPMorgan Funds (excluding the One Group Investor Funds and the series of One Group Mutual Funds and JPMorgan Funds that operate as money market funds in accordance with Rule 2a-7 under the 1940 Act (Money Market Funds)); and 0.075% of the average daily net assets of the One Group Funds and the JPMorgan Funds (excluding the One Group Investor Funds and the Money Market Funds) over $25 billion. The new fee rate for Money Market Funds, which is the same as the fee rate in place currently for the JPMorgan Funds that are Money Market Funds, will be computed daily and paid monthly, at an annual rate of 0.10% on the first $100 billion of the average daily net assets of the Money Market Funds and 0.05% of the average daily net assets of the Money Market Funds over $100 billion. The fee rates for the One Group Investor Funds, the JPMorgan Growth and Income Fund, the JPMorgan Select Growth and Income Fund and the Growth and Income Portfolio will remain the same. All shareholders servicing and fund accounting activities currently provided under the Management and Administration Agreement with OGA will be removed from that Agreement and instead will be put into separate agreements with other service providers as described below.

   - DISTRIBUTION. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the continuation of One Group Dealer Services, Inc., as the distributor of One Group Mutual Funds, following the integration transactions. On August 19, 2004, the Board of the JPMorgan Funds approved the appointment of One Group Dealer Services, Inc. as distributor of the JPMorgan Funds effective February 19, 2005.

   - SHAREHOLDER SERVICING. Beginning February 19, 2005, One Group Dealer Services, Inc. will begin providing certain shareholder services to One Group Mutual Funds and the JPMorgan Funds under separate Shareholder Servicing Agreements with the Funds. Most of the shareholder servicing activities that will be provided under the Shareholder Servicing Agreement with One Group Dealer Services, Inc. are currently provided to One Group Mutual Funds under the shareholder servicing portion of the Distribution and Shareholder Services Plans, provided such services are not distribution-related, under Shareholder Servicing Plans, or under the Management and Administration Agreement with

      OGA. For the JPMorgan Funds, the Shareholder Servicing Agreement with One Group Dealer Services, Inc. will replace the existing shareholder servicing agreements that are currently in place with JPMorgan Chase Bank, an affiliate of One Group Dealer Services, Inc. Under the Shareholder Servicing Agreements, One Group Dealer Services, Inc. will receive a fee at an annual rate of between 0.05% and 0.35% of the average daily net assets of each Fund attributable to a particular class of shares. One Group Dealer Services, Inc. will enter into shareholder servicing contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which One Group Dealer Services, Inc. will pay all or a portion of the annual fee to such financial intermediaries for performing such services.

   - TRANSFER AGENCY. On August 12, 2004, the Board of One Group Mutual Funds approved an agreement with Boston Financial Data Services, Inc. (BFDS) to act as the Funds' transfer and dividend distribution agent. On August 19, 2004, the Boards of the JPMorgan Funds also approved an agreement with BFDS to act as the Funds' transfer and dividend distribution agent following the integration transactions. The transition to BFDS from the Funds' current transfer and dividend distribution agents, State Street Bank and Trust Company in the case of One Group Mutual Funds and DST Systems, Inc. in the case of the JPMorgan Funds, each an affiliate of BFDS, is expected to be completed February 2005. Shareholders should not experience any differences in the level or quality of services received as a result of this transition.

   - CUSTODY. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved an agreement with JPMorgan Chase Bank, an affiliate of BOIA, JPMIM, OGA and the Distributor to act as the Funds' custodian. On August 19, 2004, the Boards of the JPMorgan Funds approved the continuation of JPMorgan Chase Bank as the custodian for the JPMorgan Funds following the integration transactions. The transition to JPMorgan Chase Bank from State Street Bank and Trust Company, the current custodian for One Group Mutual Funds, is expected to be completed in December 2004. The Funds are not expected to experience any differences in the level or quality of services received as a result of this transition.

   - SECURITIES LENDING. Currently, Bank One Trust Company, N.A. serves as sub-custodian for One Group Mutual Funds in connection with their securities lending activities and receives a fee for those services. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the appointment of JPMorgan Chase Bank as securities lending agent for One Group Mutual Funds. JPMorgan Chase Bank will continue as the securities lending agent for the JPMorgan Funds following the integration transaction. The transition from Bank One Trust Company, N.A. to JPMorgan Chase Bank as securities lending agent for One Group Mutual Funds is expected to begin in October 2004 and be completed in December 2004. Both Bank One Trust Company, N.A. and JPMorgan Chase Bank are affiliates of BOIA, JPMIM, OGA and the Distributor. The Funds are not expected to experience any differences in the level or quality of services received as a result of this transition.

   - FUND ACCOUNTING. Currently, fund accounting services for One Group Mutual Funds are provided by OGA under the Management and Administration Agreement. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the transition of the fund accounting services to JPMorgan Chase Bank, effective February 19, 2005. As a result of this appointment, effective February 19, 2005, the fund accounting fees will be charged directly to the One Group Funds. Shareholders of One Group Mutual Funds should not experience any differences in the level or quality of services received as a result of this transition. On August 19, 2004, the Boards of the JPMorgan Funds approved the continuation of JPMorgan

      Chase Bank as the fund accounting agent for the JPMorgan Funds.

- COMMON METHODS OF DOING BUSINESS WITH THE FUNDS: As a result of the changes in service providers, by February 19, 2005, there will be no difference between the way shareholders do business with One Group Mutual Funds and the way shareholders do business with the JPMorgan Funds. Shareholders of One Group Mutual Funds will also be able to exchange their shares of One Group Mutual Funds for shares of JPMorgan Funds, subject to generally applicable restrictions, and shareholders of JPMorgan Funds will have the same exchange privileges. In addition, shareholders of One Group Mutual Funds will be able to count purchases of JPMorgan Fund shares, and shareholders of the JPMorgan Funds will be able to count purchases of One Group Mutual Funds shares, toward fulfillment of letters of intent or statements of intention and toward the right of accumulation or cumulative quantity discount to the same extent that they can currently count purchases of shares of One Group Mutual Funds or the JPMorgan Funds, respectively. Shares of the JPMorgan Funds and One Group Mutual Funds count under letters of intent and statements of intention for both the One Group Mutual Funds and the JPMorgan Funds.

- REDEMPTION FEES: The Board of Trustees of One Group Mutual Funds approved the elimination of the 2% redemption fee on the One Group Market Neutral Fund effective for sales of shares after October 28, 2004. For sales of shares of One Group Market Neutral Fund prior to October 28, 2004, shareholders will pay a 2% redemption fee if they exchange or redeem shares of the Fund within 90 days of purchase, subject to the exceptions noted in the applicable prospectuses.

For shares of the following One Group Funds, shareholders will pay a redemption fee if they exchange or redeem shares of the Fund within 60 days of purchase, subject to the exceptions noted in the applicable prospectuses: One Group Diversified International Fund, One Group Health Sciences Fund, One Group High Yield Bond Fund, One Group International Equity Index Fund and One Group Technology Fund. With respect to purchases of shares of those Funds prior to October 28, 2004, shareholders will pay a redemption fee if they exchange or redeem shares of the Fund within 90 days of purchase, subject to the exceptions noted in the applicable prospectuses.

On August 19, 2004, the Boards of certain of the JPMorgan Funds approved the imposition of a redemption fee on shares of certain Funds purchased after February 18, 2005. For shares of the JPMorgan Funds listed below purchased after February 18, 2005, shareholders will pay a 2% redemption fee if they exchange or redeem shares of the Fund within 60 days of purchase, subject to certain exceptions which will be noted in the applicable prospectuses.

   JPMorgan Fleming Asia Equity Fund

   JPMorgan Fleming Emerging Markets Debt Fund

   JPMorgan Fleming Emerging Markets Equity Fund

   JPMorgan Fleming International Equity Fund

   JPMorgan Fleming International Growth Fund

   JPMorgan Fleming International Opportunities Fund

   JPMorgan Fleming International Small Cap Equity Fund

   JPMorgan Fleming International Value Fund

   JPMorgan Fleming Intrepid European Fund

   JPMorgan Fleming Japan Fund

   JPMorgan Fleming Tax Aware International Opportunities Fund

   JPMorgan Global 50 Fund

   JPMorgan Global Healthcare Fund

   JPMorgan Global Strategic Income Fund

FEES AND EXPENSES
EFFECTIVE FEBRUARY 19, 2005, EACH FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLES BELOW. THE INFORMATION IS BASED ON ESTIMATED AMOUNTS FOR THE PERIOD COMMENCING ON FEBRUARY 19, 2005 AND ENDING ON DECEMBER 31, 2006. WITH RESPECT TO THE JPMORGAN INTERMEDIATE TAX FREE INCOME FUND AND THE JPMORGAN TAX FREE INCOME FUND, THE FEES AND EXPENSES SHOWN REFLECT THE FEES AND EXPENSES OF THOSE FUNDS ASSUMING THAT THE MERGERS INVOLVING THESE FUNDS DESCRIBED ABOVE DO NOT OCCUR.

                              CALIFORNIA BOND FUND

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                  CLASS A SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                           4.50
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                           NONE**

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

** If you purchase $1 million or more of Class A Share and are not assessed a sales charge at the time of purchase, you will pay a deferred sales charge of 1.00% if you redeem any or all of the Class A Shares within one year of purchase and 0.50% of the purchase price if you redeem within two years of purchase.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A,B AND C ASSETS)


                                                                  CLASS A SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                                                             0.30
DISTRIBUTION (RULE 12b-1) FEES                                              0.25
SHAREHOLDER SERVICE FEES                                                    0.25
OTHER EXPENSES(1)                                                           0.34
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             1.14
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (0.54)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             0.60


(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.

(2) Reflects a written agreement pursuant to which JPMIM, OGA and OGDS agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Class A Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.60% of its average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Class A Shares and your actual costs may be higher or lower.


                                1 YEAR        3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
YOUR COST* ($)
(WITH OR WITHOUT REDEMPTION)       509            700          956         1,687


*    Assumes sales charge is deducted when shares are purchased.

                        INTERMEDIATE TAX FREE INCOME FUND

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                             CLASS A SHARES   CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                      4.50             NONE              NONE
--------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF
LOWER OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                NONE**           5.00              1.00

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

** If you purchase $1 million or more of Class A Share and are not assessed a sales charge at the time of purchase, you will pay a deferred sales charge of 1.00% if you redeem any or all of the Class A Shares within one year of purchase and 0.50% of the purchase price if you redeem within two years of purchase.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)


                                                             CLASS A SHARES   CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                        0.30             0.30              0.30
DISTRIBUTION (RULE 12b-1) FEES                                         0.25             0.75              0.75
SHAREHOLDER SERVICE FEES                                               0.25             0.25              0.25
OTHER EXPENSES(1)                                                      8.18            12.05             13.46
--------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                        8.98            13.35             14.76
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                             (8.23)          (11.85)           (13.26)
--------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                        0.75             1.50              1.50


(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.

(2) Reflects a written agreement pursuant to which JPMIM, OGA and OGDS agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Class A, Class B and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75%, 1.50% and 1.50%, respectively, of their average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06, and 1.75%, 2.50% and 2.50%, respectively, thereafter through 2/18/15.


This example is for comparison only; the actual returns of the Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                          1 YEAR          3 YEARS             5 YEARS           10 YEARS
--------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                          523              801               1,188              2,270
--------------------------------------------------------------------------------------------------------
CLASS B SHARES** ($)                         653              899               1,361              2,506***
--------------------------------------------------------------------------------------------------------
CLASS C SHARES** ($)                         253              599               1,161              2,694


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                                          1 YEAR          3 YEARS             5 YEARS           10 YEARS
--------------------------------------------------------------------------------------------------------
CLASS B SHARES ($)                           153              599               1,161              2,506***
--------------------------------------------------------------------------------------------------------
CLASS C SHARES ($)                           153              599               1,161              2,694


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

                         NEW JERSEY TAX FREE INCOME FUND

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                             CLASS A SHARES   CLASS B SHARES
--------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                      4.50             NONE
--------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                      NONE**           5.00

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

** If you purchase $1 million or more of Class A Share and are not assessed a sales charge at the time of purchase, you will pay a deferred sales charge of 1.00% if you redeem any or all of the Class A Shares within one year of purchase and 0.50% of the purchase price if you redeem within two years of purchase.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND B ASSETS)


                                                             CLASS A SHARES   CLASS B SHARES
--------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                        0.30             0.30
DISTRIBUTION (RULE 12b-1) FEES                                         0.25             0.75
SHAREHOLDER SERVICE FEES                                               0.25             0.25
OTHER EXPENSES(1)                                                      1.37             1.40
--------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                        2.17             2.70
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                             (1.17)           (1.20)
--------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                        1.00             1.50


(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.

(2) Reflects a written agreement pursuant to which JPMIM, OGA and OGDS agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Class A and Class B Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.00%, and 1.50%, respectively, of their average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06, and 2.00% and 2.50%, respectively thereafter through 2/18/15.


This example is for comparison only; the actual returns of the Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                          1 YEAR          3 YEARS             5 YEARS           10 YEARS
--------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                          547              875               1,313              2,528
--------------------------------------------------------------------------------------------------------
CLASS B SHARES** ($)                         653              899               1,361              2,569***


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                                          1 YEAR          3 YEARS             5 YEARS           10 YEARS
--------------------------------------------------------------------------------------------------------
CLASS B SHARES ($)                           153              599               1,161              2,569***


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

                   NEW YORK INTERMEDIATE TAX FREE INCOME FUND

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                             CLASS A SHARES   CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                      4.50             NONE              NONE
--------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF
LOWER OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                NONE**           5.00              1.00

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

** If you purchase $1 million or more of Class A Share and are not assessed a sales charge at the time of purchase, you will pay a deferred sales charge of 1.00% if you redeem any or all of the Class A Shares within one year of purchase and 0.50% of the purchase price if you redeem within two years of purchase.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)


                                                             CLASS A SHARES   CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                        0.30             0.30              0.30
DISTRIBUTION (RULE 12b-1) FEES                                         0.25             0.75              0.75
SHAREHOLDER SERVICE FEES                                               0.25             0.25              0.25
OTHER EXPENSES(1)                                                      0.27             0.27              0.26
--------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                        1.07             1.57              1.56
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                             (0.32)           (0.02)            (0.01)
--------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                        0.75             1.55              1.55


(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.

(2) Reflects a written agreement pursuant to which JPMIM, OGA and OGDS agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Class A, Class B and Class C Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75%, 1.55% and 1.55% respectively, of their average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                                          1 YEAR             3 YEARS             5 YEARS            10 YEARS
----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                                          523                 718                 958               1,645
----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES** ($)                                         658                 792               1,052               1,730***
----------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES** ($)                                         258                 491                 848               1,855


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                                                          1 YEAR             3 YEARS             5 YEARS            10 YEARS
----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES ($)                                           158                 492                 852               1,730***
----------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES ($)                                           158                 491                 848               1,855


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

                              TAX FREE INCOME FUND

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                          CLASS A SHARES      CLASS B SHARES
----------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                                   4.50                NONE
----------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                                   NONE**              5.00

  * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

 ** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND B ASSETS)


                                                                                          CLASS A SHARES      CLASS B SHARES
----------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                                     0.30                0.30
DISTRIBUTION (RULE 12b-1) FEES                                                                      0.25                0.75
SHAREHOLDER SERVICE FEES                                                                            0.25                0.25
OTHER EXPENSES(1)                                                                                   0.32                0.32
----------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                                     1.12                1.62
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                          (0.37)               NONE
----------------------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                                     0.75                1.62


(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.


(2) Reflects a written agreement pursuant to which JPMIM, OGA and OGDS agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Class A and Class B Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% and 1.64%, respectively, of their average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                                          1 YEAR             3 YEARS             5 YEARS            10 YEARS
----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                                          523                 724                 975               1,693
----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES** ($)                                         665                 811               1,081               1,789***


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                                                          1 YEAR             3 YEARS             5 YEARS            10 YEARS
----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES ($)                                           165                 511                 881               1,789***


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares into Class A Shares after they have been owned for eight years.

Effective February 19, 2005, if you buy Class A shares of the Funds, the following table shows the amount of sales charge you pay and the commissions paid to Financial Intermediaries.


TOTAL SALES CHARGE FOR FUNDS(1)


                                                                                                                       SALES
                                                                                                                      CHARGE
                                                                                                                  RE-ALLOWED
                                                                                AS %                              TO DEALERS
                                                                              OF THE                AS %             AS % OF
                                                                            OFFERING              OF NET            OFFERING
AMOUNT OF                                                                      PRICE              AMOUNT           PRICE PER
PURCHASES                                                                  PER SHARE            INVESTED               SHARE
----------------------------------------------------------------------------------------------------------------------------
LESS
THAN $100,000                                                                   4.50                4.71                4.05
----------------------------------------------------------------------------------------------------------------------------
$100,000-$249,999                                                               3.50                3.63                3.05
----------------------------------------------------------------------------------------------------------------------------
$250,000-$499,999                                                               2.50                2.56                2.05
----------------------------------------------------------------------------------------------------------------------------
$500,000-$999,999                                                               2.00                2.04                1.60
----------------------------------------------------------------------------------------------------------------------------
$1,000,000+                                                                     NONE                NONE                  **


(1) The actual sales charge you pay may differ slightly from the rates disclosed alone due to rounding calculations.

+ If you purchase $1 million or more of Class A Shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares within one year of purchase and 0.50% of the purchase price if you redeem within two years of purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. The Distributor may make a payment to broker-dealers for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of up to 1% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.


* Sales, letters of intent and Rights of Accumulation trades of over $1 million in Class A Shares are not subject to a sales charge. Financial Intermediary responsible for the sale receives a 1% finder's fee. The customer pays a 2-year CDSC, 1% for the first year and 50 basis points for the second for the second year. For sales from $5 million, 50 basis points will be paid. For sales over $10 million, 25 basis points will be paid. The same 2-year CDSC time-line will apply to all finder's fees.

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.


On July 1, 2004, Bank One Corporation, the former corporate parent of OGDS, OGA and BOIA, the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank. OGDS and OGA will become the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.


Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, the incumbent trustees of One Group Mutual Funds and various affiliates of BOIA, including OGDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the incumbent trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., OGDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

JPMORGAN TAX FREE FUNDS

INVESTMENTS

This table discusses the customary types of investments which can be held by each Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

                                       /X/ Permitted
                                       / / Not permitted

                                                                                                       NEW YORK
                                                                       INTERMEDIATE    NEW JERSEY    INTERMEDIATE
                                                         CALIFORNIA      TAX FREE       TAX FREE       TAX FREE       TAX FREE
                            RELATED TYPES OF RISK           BOND          INCOME         INCOME         INCOME         INCOME
--------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES     credit, interest rate,      /X/            /X/            /X/            /X/            /X/
Interests in a stream of    market, prepayment
payments from specific
assets, such as auto or
credit card receivables.

BANK OBLIGATIONS            credit, currency,           /X/ Domestic   /X/ Domestic   /X/ Domestic   /X/ Domestic   /X/ Domestic
Negotiable certificates     liquidity, political            only           only           only           only           only
of deposit, time deposits
and bankers' acceptances
of domestic and foreign
issuers.

COMMERCIAL PAPER            credit, currency,           /X/            /X/            /X/            /X/            /X/
Unsecured short term debt   interest rate, liquidity,
issued by domestic and      market, political
foreign banks or
corporations. These
securities are usually
discounted and are rated
by S&P, Moody's or
another nationally
recognized statistical
rating organization.

MORTGAGES (DIRECTLY HELD)   currency, extension,        /X/            /X/            /X/            /X/            /X/
Domestic debt instrument    interest rate, leverage,
which gives the lender a    liquidity, market
lien on property as         political, prepayment
security for the loan
payment.

PRIVATE PLACEMENTS Bonds    credit, interest rate,      /X/            /X/            /X/            /X/            /X/
or other investments that   liquidity, market,
are sold directly to an     valuation
institutional investor.

REPURCHASE AGREEMENTS       credit                      /X/            /X/            /X/            /X/            /X/
Contracts whereby the
fund agrees to purchase a
security and resell it to
the seller on a
particular date and at a
specific price.

REVERSE REPURCHASE          credit                      /X/(1)         /X/(1)         /X/(1)         /X/(1)         /X/(1)
AGREEMENTS Contracts
whereby the fund sells a
security and agrees to
repurchase it from the
buyer on a particular
date and at a specific
price. Considered a form
of borrowing.

SWAPS Contractual           credit, currency,           /X/            /X/            /X/            /X/            /X/
agreement whereby a         interest rate, leverage,
domestic or foreign party   market, political
agrees to exchange
periodic payments with a
counterparty. Segregated
liquid assets are used to
offset leverage risk.

SYNTHETIC VARIABLE RATE     credit, interest rate,      /X/            /X/            /X/            /X/            /X/
INSTRUMENTS Debt            leverage, liquidity,
instruments whereby the     market, valuation
issuer agrees to exchange
one security for another
in order to change the
maturity or quality of a
security in the fund.

TAX EXEMPT MUNICIPAL        credit, interest rate,      /X/            /X/            /X/            /X/            /X/(1)
SECURITIES Securities,      market, natural event,
generally issued as         political
general obligation and
revenue bonds, whose
interest is exempt from
federal taxation and
state and/or local taxes
in the state where the
securities were issued.

U.S. GOVERNMENT             interest rate               /X/            /X/            /X/            /X/            /X/
SECURITIES Debt
instruments (Treasury
bills, notes and bonds)
guaranteed by the U.S.
government for the timely
payment of principal and
interest.

ZERO-COUPON, PAY-IN-KIND    credit, currency,           /X/            /X/            /X/            /X/            /X/
AND DEFERRED PAYMENT        interest rate, liquidity,
SECURITIES Domestic and     market, political,
foreign securities          valuation
offering non-cash or
delayed-cash payment.
Their prices are
typically more volatile
than those of some other
debt instruments and
involve certain special
tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All forms of borrowing (including securities lending and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the fund's total assets.

JPMORGAN TAX FREE FUNDS

RISK AND REWARD ELEMENTS FOR THE FUNDS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
MARKET CONDITIONS

-  Each Fund's share price, yield and      -  Bonds have generally outperformed       -  Under normal circumstances each Fund
   total return will fluctuate in             money market investments over the          plans to remain fully invested in
   response to bond market movements          long term, with less risk than stocks      accordance with its policies and may
                                                                                         invest uninvested cash in affiliated
-  The value of most bonds will fall       -  Most bonds will rise in value when         money market funds
   when interest rates rise; the longer       interest rates fall
   a bond's maturity and the lower its                                                -  The Funds seek to limit risk and
   credit quality, the more its value      -  Asset-backed securities and direct         enhance total return or yields
   typically falls                            mortgages can offer attractive             through careful management, sector
                                              returns                                    allocation, individual securities
-  Adverse market conditions may from                                                    selection and duration management
   time to time cause a Fund to take
   temporary defensive positions that                                                 -  During severe market downturns, the
   are inconsistent with its principal                                                   Funds have the option of investing up
   investment strategies and may hinder                                                  to 100% of assets in high quality
   a Fund from achieving its investment                                                  short-term securities instruments
   objective
                                                                                      -  The adviser monitors interest rate
-  Asset-backed securities (securities                                                   trends, as well as geographic and
   representing an interest in, or                                                       demographic information related to
   secured by, a pool of mortgages or                                                    mortgage prepayments
   other assets such as receivables)
   could generate capital losses or
   periods of low yields if they are
   paid off substantially earlier or
   later than anticipated

-  Each Fund is non-diversified, which
   means that a relatively high
   percentage of the Fund's assets may
   be invested in a limited number of
   issuers. Therefore, its performance
   may be more vulnerable to changes in
   the market value of a single issuer
   or a group of issuers

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
CREDIT QUALITY

-  The default of an issuer would leave    -  Investment-grade bonds have a lower     -  Each Fund maintains its own policies
   a Fund with unpaid interest or             risk of default                            for balancing credit quality against
   principal                                                                             potential yields and gains in light
                                           -  Junk bonds offer higher yields and         of its investment goals
-  Junk bonds (those rated BB, Ba or          higher potential gains
   lower) have a higher risk of default,                                              -  The adviser develops its own ratings
   tend to be less liquid and may be                                                     of unrated securities and makes a
   more difficult to value                                                               credit quality determination for
                                                                                         unrated securities

WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES

-  When a Fund buys securities before      -  A Fund can take advantage of            -  Each Fund segregates liquid assets to
   issue or for delayed delivery, it          attractive transaction opportunities       offset leverage risk
   could be exposed to leverage risk if
   it does not segregate liquid assets

MANAGEMENT CHOICES

-  A Fund could underperform its           -  A Fund could outperform its benchmark   -  The adviser focuses its active
   benchmark due to its sector,               due to these same choices                  management on those areas where it
   securities or duration choices                                                        believes its commitment to research
                                                                                         can most enhance returns and manage
                                                                                         risks in a consistent way

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
DERIVATIVES

-  Derivatives such as futures, options,   -  Hedges that correlate well with         -  The Funds use derivatives, such as
   swaps and forward foreign currency         underlying positions can reduce or         futures, options, swaps and forward
   contracts(1) that are used for             eliminate losses at low cost               foreign currency contracts for
   hedging the portfolio or specific                                                     hedging and for risk management
   securities may not fully offset the     -  A Fund could make money and protect        (i.e., to adjust duration or yield
   underlying positions and this could        against losses if management's             curve exposure, or to establish or
   result in losses to the Funds that         analysis proves correct                    adjust exposure to particular
   would not have otherwise occurred                                                     securities, markets, or currencies);
                                           -  Derivatives that involve leverage          risk management may include
-  Derivatives used for risk management       could generate substantial gains at        management of a Fund's exposure
   may not have the intended effects and      low cost                                   relative to its benchmark
   may result in losses or missed
   opportunities                                                                      -  The Funds only establish hedges that
                                                                                         they expect will be highly correlated
-  The counterparty to a derivatives                                                     with underlying positions
   contract could default
                                                                                      -  The Intermediate Tax Free Income, New
-  Certain types of derivatives involve                                                  York Intermediate Tax Free Income,
   costs to the Funds which can reduce                                                   New Jersey Tax Free Income and Tax
   returns                                                                               Free Income Funds may use derivatives
                                                                                         to increase income or gain
-  Derivatives that involve leverage
   could magnify losses                                                               -  While the Funds may use derivatives
                                                                                         that incidentally involve leverage,
-  Derivatives used for non-hedging                                                      they do not use them for the specific
   purposes could cause losses that                                                      purpose of leveraging their
   exceed the original investment                                                        portfolios

-  Derivatives may, for tax purposes,
   affect the character of gain and loss
   realized by the Funds, accelerate
   recognition of income to the Funds,
   affect the holding period of the
   Fund's assets and defer recognition
   of certain of the Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
SECURITIES LENDING(2)

-  When a Fund lends a security, there     -  A Fund may enhance income through the   -  The adviser maintains a list of
   is a risk that the loaned securities       investment of the collateral received      approved borrowers
   may not be returned if the borrower        from the borrower
   defaults                                                                           -  The Funds receive collateral equal to
                                                                                         at least 100% of the current value of
-  The collateral will be subject to the                                                 securities loaned plus accured
   risks of the securities in which it                                                   interest
   is invested
                                                                                      -  The lending agents indemnify a Fund
                                                                                         against borrower default

                                                                                      -  The adviser's collateral investment
                                                                                         guidelines limit the quality and
                                                                                         duration of collateral investment to
                                                                                         minimize losses

                                                                                      -  Upon recall, the borrower must return
                                                                                         the securities loaned within the
                                                                                         normal settlement period

ILLIQUID HOLDINGS

-  A Fund could have difficulty valuing    -  These holdings may offer more           -  No Fund may invest more than 15% of
   these holdings precisely                   attractive yields or potential growth      net assets in illiquid holdings
                                              than comparable widely traded
-  A Fund could be unable to sell these       securities                              -  To maintain adequate liquidity to
   holdings at the time or price desired                                                 meet redemptions, each Fund may hold
                                                                                         investment-grade short-term
                                                                                         securities (including repurchase
                                                                                         agreements and reverse repurchase
                                                                                         agreements) and, for temporary or
                                                                                         extraordinary purposes, may borrow
                                                                                         from banks up to 33 1/3% of the value
                                                                                         of its total assets or draw on a line
                                                                                         of credit

SHORT-TERM TRADING

-  Increased trading would raise a         -  A Fund could realize gains in a short   -  A Fund may use short-term trading to
   Fund's transaction costs                   period of time                             take advantage of attractive or
                                                                                         unexpected opportunities or to meet
-  Increased short-term capital gains      -  A Fund could protect against losses        demands generated by shareholder
   distributions would raise                  if a bond is overvalued and its value      activity
   shareholders' income tax liability         later falls

(2) Although each of the Funds is authorized to engage in securities lending, none of the Funds currently does so.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

CLASS A SHARES


                                                                  PER SHARE OPERATING PERFORMANCE:
                                 ------------------------------------------------------------------------------------------------
                                               INCOME FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                             ---------------------------------------   ------------------------------------------
                                                             NET GAINS
                                                          OR LOSSES ON
                                 NET ASSET          NET     SECURITIES                  DIVIDENDS
                                    VALUE,   INVESTMENT          (BOTH    TOTAL FROM     FROM NET   DISTRIBUTIONS
                                 BEGINNING       INCOME   REALIZED AND    INVESTMENT   INVESTMENT    FROM CAPITAL           TOTAL
                                 OF PERIOD       (LOSS)    UNREALIZED)    OPERATIONS       INCOME           GAINS   DISTRIBUTIONS
CALIFORNIA BOND FUND

Year Ended 8/31/04               $   10.80         0.37           0.22          0.59         0.38            0.24            0.62
Year Ended 8/31/03               $   11.07         0.39          (0.22)         0.17         0.40            0.04            0.44
9/10/01** Through 8/31/02        $   10.90         0.40           0.17          0.57         0.40              --            0.40

INTERMEDIATE TAX FREE
INCOME FUND

12/31/03** Through 8/31/04       $   11.10         0.27@          0.01          0.28         0.27              --            0.27

NEW JERSEY TAX FREE INCOME FUND

Year Ended 8/31/04               $   10.07         0.28           0.29          0.57         0.28            0.32            0.60
Year Ended 8/31/03               $   10.36         0.30          (0.10)         0.20         0.32            0.17            0.49
3/28/02** Through 8/31/02        $    9.84         0.12           0.53          0.65         0.13              --            0.13

NEW YORK INTERMEDIATE TAX FREE
INCOME FUND

Year Ended 8/31/04               $    7.35         0.25           0.15          0.40         0.24            0.11            0.35
Year Ended 8/31/03               $    7.45         0.26@         (0.10)         0.16         0.26              --!           0.26
Year Ended 8/31/02               $    7.37         0.26@          0.10          0.36         0.27            0.01            0.28
2/16/01** Through 8/31/01        $    7.22         0.15           0.15          0.30         0.15              --            0.15

TAX FREE INCOME FUND

Year Ended 8/31/04               $    6.49         0.25@          0.18          0.43         0.25            0.09            0.34
Year Ended 8/31/03               $    6.66         0.26@         (0.12)         0.14         0.26            0.05            0.31
Year Ended 8/31/02               $    6.57         0.28@          0.08          0.36         0.27              --            0.27
2/16/01** Through 8/31/01        $    6.44         0.15           0.13          0.28         0.15              --            0.15


 **  Commencement of offering of class of shares.
  @  Calculated based upon average shares outstanding.
(a)  Not annualized for periods less than one year.
(b)  Amount rounds to less than one million.

                                 PER SHARE OPERATING PERFORMANCE:     RATIOS/SUPPLEMENTAL DATA:
                                 --------------------------------     -------------------------
                                                                             NET ASSETS,
                                    NET ASSET                                     END OF
                                   VALUE, END        TOTAL                        PERIOD
                                    OF PERIOD       RETURN (1)(a)           (IN MILLIONS)
CALIFORNIA BOND FUND

Year Ended 8/31/04                   $  10.77         5.62%                        $   17
Year Ended 8/31/03                   $  10.80         1.51%                        $   22
9/10/01** Through 8/31/02            $  11.07         5.33%                        $   23

INTERMEDIATE TAX FREE
INCOME FUND

12/31/03** Through 8/31/04           $  11.11         2.55%                        $    1

NEW JERSEY TAX FREE INCOME FUND

Year Ended 8/31/04                   $  10.04         5.87%                        $    1
Year Ended 8/31/03                   $  10.07         1.92%                        $    2
3/28/02** Through 8/31/02            $  10.36         6.67%                        $   --(b)

NEW YORK INTERMEDIATE TAX FREE
INCOME FUND

Year Ended 8/31/04                   $   7.40         5.57%                        $   85
Year Ended 8/31/03                   $   7.35         2.15%                        $   88
Year Ended 8/31/02                   $   7.45         5.06%                        $  107
2/16/01** Through 8/31/01            $   7.37         4.26%                        $  117

TAX FREE INCOME FUND

Year Ended 8/31/04                   $   6.58         6.81%                        $   52
Year Ended 8/31/03                   $   6.49         2.15%                        $   52
Year Ended 8/31/02                   $   6.66         5.64%                        $   61
2/16/01** Through 8/31/01            $   6.57         4.46%                        $   59

                                                               RATIOS/SUPPLEMENTAL DATA:
                                 -------------------------------------------------------------------------------------
                                                            RATIOS TO AVERAGE NET ASSETS: #
                                 -------------------------------------------------------------------------------------
                                                                                         NET INVESTMENT
                                                    NET               EXPENSES                   INCOME
                                             INVESTMENT       WITHOUT WAIVERS,         WITHOUT WAIVERS,      PORTFOLIO
                                      NET        INCOME         REIMBURSEMENTS           REIMBURSEMENTS       TURNOVER
                                 EXPENSES        (LOSS)   AND EARNINGS CREDITS     AND EARNINGS CREDITS           RATE (a)
CALIFORNIA BOND FUND

Year Ended 8/31/04                   0.60%         3.47%                  1.19%                    2.88%            43%
Year Ended 8/31/03                   0.60%         3.56%                  1.16%                    3.00%            49%
9/10/01** Through 8/31/02            0.60%         3.70%                  1.23%                    3.07%            65%

INTERMEDIATE TAX FREE
INCOME FUND

12/31/03** Through 8/31/04           0.73%         3.52%                  9.03%                   (4.78%)           65%

NEW JERSEY TAX FREE INCOME FUND

Year Ended 8/31/04                   1.00%         2.89%                  2.22%                    1.67%            54%
Year Ended 8/31/03                   1.00%         2.87%                  3.13%                    0.74%            59%
3/28/02** Through 8/31/02            1.00%         3.16%                 33.81%!!                (29.67%)!!         75%

NEW YORK INTERMEDIATE TAX FREE
INCOME FUND

Year Ended 8/31/04                   0.75%         3.32%                  1.12%                    2.95%            30%
Year Ended 8/31/03                   0.75%         3.45%                  1.07%                    3.13%            38%
Year Ended 8/31/02                   0.75%         3.58%                  1.09%                    3.24%            75%
2/16/01** Through 8/31/01            0.75%         4.10%                  1.21%                    3.64%            33%

TAX FREE INCOME FUND

Year Ended 8/31/04                   0.75%         3.84%                  1.17%                    3.42%            47%
Year Ended 8/31/03                   0.75%         3.94%                  1.14%                    3.55%            36%
Year Ended 8/31/02                   0.75%         4.21%                  1.15%                    3.81%            94%
2/16/01** Through 8/31/01            0.75%         4.55%                  1.23%                    4.07%            57%


(1) Total return figures do not include the effect of any front-end or deferred sales load.
  #  Short periods have been annualized.
  !  Rounds to less than .005
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

CLASS B SHARES


                                                                  PER SHARE OPERATING PERFORMANCE:
                                 ------------------------------------------------------------------------------------------------
                                               INCOME FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                             ---------------------------------------   ------------------------------------------
                                                             NET GAINS
                                                          OR LOSSES ON
                                 NET ASSET          NET     SECURITIES                  DIVIDENDS
                                    VALUE,   INVESTMENT          (BOTH    TOTAL FROM     FROM NET   DISTRIBUTIONS
                                 BEGINNING       INCOME   REALIZED AND    INVESTMENT   INVESTMENT    FROM CAPITAL           TOTAL
                                 OF PERIOD       (LOSS)    UNREALIZED)    OPERATIONS       INCOME           GAINS   DISTRIBUTIONS
INTERMEDIATE TAX FREE
INCOME FUND

12/31/03** Through 8/31/04       $   11.10         0.21@         (0.12)         0.09         0.21              --            0.21

NEW JERSEY TAX FREE INCOME FUND

Year Ended 8/31/04               $   10.04         0.24           0.26          0.50         0.23            0.32            0.55
Year Ended 8/31/03               $   10.34         0.26          (0.12)         0.14         0.27            0.17            0.44
3/28/02** Through 8/31/02        $    9.84         0.11           0.50          0.61         0.11              --            0.11

NEW YORK INTERMEDIATE TAX FREE
INCOME FUND

Year Ended 8/31/04               $    7.36         0.20           0.15          0.35         0.19            0.11            0.30
Year Ended 8/31/03               $    7.46         0.20@         (0.10)         0.10         0.20              --!           0.20
Year Ended 8/31/02               $    7.38         0.21@          0.08          0.29         0.20            0.01            0.21
2/16/01** Through 8/31/01        $    7.22         0.12           0.16          0.28         0.12              --            0.12

TAX FREE INCOME FUND

Year Ended 8/31/04               $    6.50         0.19@          0.19          0.38         0.20            0.09            0.29
Year Ended 8/31/03               $    6.68         0.20@         (0.12)         0.08         0.21            0.05            0.26
Year Ended 8/31/02               $    6.58         0.25@          0.05          0.30         0.20              --            0.20
2/16/01** Through 8/31/01        $    6.44         0.12           0.14          0.26         0.12              --            0.12


 **  Commencement of offering of class of shares.
  @  Calculated based upon average shares outstanding.
(a)  Not annualized for periods less than one year.
(b)  Amount rounds to less than one million.

(1)  Total return figures do not include the effect of any deferred sales load.

  #  Short periods have been annualized.
  !  Rounds to less than .005
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                                 PER SHARE OPERATING PERFORMANCE:     RATIOS/SUPPLEMENTAL DATA:
                                 --------------------------------     -------------------------
                                                                             NET ASSETS,
                                    NET ASSET                                     END OF
                                   VALUE, END        TOTAL                        PERIOD
                                    OF PERIOD       RETURN (1)(a)           (IN MILLIONS)
INTERMEDIATE TAX FREE
INCOME FUND

12/31/03** Through 8/31/04           $  10.98         0.85%                        $  --(b)

NEW JERSEY TAX FREE INCOME FUND

Year Ended 8/31/04                   $   9.99         5.14%                        $    1
Year Ended 8/31/03                   $  10.04         1.31%                        $    1
3/28/02** Through 8/31/02            $  10.34         6.20%                        $   --(b)

NEW YORK INTERMEDIATE TAX FREE
INCOME FUND

Year Ended 8/31/04                   $   7.41         4.73%                        $   23
Year Ended 8/31/03                   $   7.36         1.34%                        $   25
Year Ended 8/31/02                   $   7.46         4.08%                        $   21
2/16/01** Through 8/31/01            $   7.38         3.91%                        $   12

TAX FREE INCOME FUND

Year Ended 8/31/04                   $   6.59         5.88%                        $    5
Year Ended 8/31/03                   $   6.50         1.11%                        $    6
Year Ended 8/31/02                   $   6.68         4.69%                        $    6
2/16/01** Through 8/31/01            $   6.58         4.13%                        $    7

                                                               RATIOS/SUPPLEMENTAL DATA:
                                 -------------------------------------------------------------------------------------
                                                            RATIOS TO AVERAGE NET ASSETS: #
                                 -------------------------------------------------------------------------------------
                                                                                         NET INVESTMENT
                                                    NET               EXPENSES                   INCOME
                                             INVESTMENT       WITHOUT WAIVERS,         WITHOUT WAIVERS,      PORTFOLIO
                                      NET        INCOME         REIMBURSEMENTS           REIMBURSEMENTS       TURNOVER
                                 EXPENSES        (LOSS)   AND EARNINGS CREDITS     AND EARNINGS CREDITS           RATE (a)
INTERMEDIATE TAX FREE
INCOME FUND

12/31/03** Through 8/31/04           1.50%         2.86%                 13.40%                   (9.04%)           65%

NEW JERSEY TAX FREE INCOME FUND

Year Ended 8/31/04                   1.50%         2.38%                  2.75%                    1.13%            54%
Year Ended 8/31/03                   1.50%         2.44%                  4.96%                   (1.02%)           59%
3/28/02** Through 8/31/02            1.50%         2.72%                 36.90%!!                (32.68%)!!         75%

NEW YORK INTERMEDIATE TAX FREE
INCOME FUND

Year Ended 8/31/04                   1.55%         2.52%                  1.62%                    2.45%            30%
Year Ended 8/31/03                   1.55%         2.64%                  1.57%                    2.62%            38%
Year Ended 8/31/02                   1.57%         2.74%                  1.59%                    2.72%            75%
2/16/01** Through 8/31/01            1.64%         3.21%                  1.72%                    3.13%            33%

TAX FREE INCOME FUND

Year Ended 8/31/04                   1.64%         2.96%                  1.67%                    2.93%            47%
Year Ended 8/31/03                   1.64%         3.04%                  1.64%                    3.04%            36%
Year Ended 8/31/02                   1.64%         3.31%                  1.65%                    3.30%            94%
2/16/01** Through 8/31/01            1.64%         3.66%                  1.74%                    3.56%            57%

CLASS C SHARES


                                                                  PER SHARE OPERATING PERFORMANCE:
                                 ------------------------------------------------------------------------------------------------
                                               INCOME FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                             ---------------------------------------   ------------------------------------------
                                                             NET GAINS
                                                          OR LOSSES ON
                                 NET ASSET          NET     SECURITIES                  DIVIDENDS
                                    VALUE,   INVESTMENT          (BOTH    TOTAL FROM     FROM NET   DISTRIBUTIONS
                                 BEGINNING       INCOME   REALIZED AND    INVESTMENT   INVESTMENT    FROM CAPITAL           TOTAL
                                 OF PERIOD       (LOSS)    UNREALIZED)    OPERATIONS       INCOME           GAINS   DISTRIBUTIONS
INTERMEDIATE TAX FREE
INCOME FUND

12/31/03** Through 8/31/04       $   11.10         0.21@         (0.09)         0.12         0.21              --            0.21

NEW YORK INTERMEDIATE TAX FREE
INCOME FUND

Year Ended 8/31/04               $    7.36         0.19           0.16          0.35         0.19            0.11            0.30
1/31/03** Through 8/31/03        $    7.46         0.10@         (0.09)         0.01         0.11              --!           0.11


 **  Commencement of offering of class of shares.
  @  Calculated based upon average shares outstanding.
(a)  Not annualized for periods less than one year.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  #  Short periods have been annualized.
  !  Rounds to less than .005

(b)  Amount rounds to less than one million

                                 PER SHARE OPERATING PERFORMANCE:     RATIOS/SUPPLEMENTAL DATA:
                                 --------------------------------     -------------------------
                                                                             NET ASSETS,
                                    NET ASSET                                     END OF
                                   VALUE, END        TOTAL                        PERIOD
                                    OF PERIOD       RETURN (1)(a)           (IN MILLIONS)
INTERMEDIATE TAX FREE
INCOME FUND

12/31/03** Through 8/31/04           $  11.01         1.13%                         $  --(b)

NEW YORK INTERMEDIATE TAX FREE
INCOME FUND

Year Ended 8/31/04                   $   7.41         4.73%                         $   2
1/31/03** Through 8/31/03            $   7.36         0.17%                         $   2

                                                               RATIOS/SUPPLEMENTAL DATA:
                                 -------------------------------------------------------------------------------------
                                                            RATIOS TO AVERAGE NET ASSETS: #
                                 -------------------------------------------------------------------------------------
                                                                                         NET INVESTMENT
                                                    NET               EXPENSES                   INCOME
                                             INVESTMENT       WITHOUT WAIVERS,         WITHOUT WAIVERS,      PORTFOLIO
                                      NET        INCOME         REIMBURSEMENTS           REIMBURSEMENTS       TURNOVER
                                 EXPENSES        (LOSS)   AND EARNINGS CREDITS     AND EARNINGS CREDITS           RATE (a)
INTERMEDIATE TAX FREE
INCOME FUND

12/31/03** Through 8/31/04           1.50%         2.83%                 14.81%                  (10.48%)           65%

NEW YORK INTERMEDIATE TAX FREE
INCOME FUND

Year Ended 8/31/04                   1.55%         2.52%                  1.61%                    2.46%            30%
1/31/03** Through 8/31/03            1.55%         2.40%                  1.57%                    2.38%            38%

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at

1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy shares through an institution you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

The Investment Company Act File No. is 811-7841 for all Funds except JPMorgan California Bond Fund, whose file No. is 811-7795


(C) JPMorgan Chase & Co. All Rights Reserved. December 2004

PR-TFAB-1204

JPMORGAN FUNDS



PROSPECTUS DECEMBER 29 2004


[GRAPHIC]

JPMORGAN TAX FREE FUNDS

INSTITUTIONAL CLASS SHARES


CALIFORNIA BOND FUND

INTERMEDIATE TAX FREE INCOME FUND

NEW YORK INTERMEDIATE TAX FREE INCOME FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]


CONTENTS


California Bond Fund                                                           1

Intermediate Tax Free Income Fund                                              7

New York Intermediate Tax Free Income Fund                                    13

The Funds' Management and Administration                                      19

How to Do Business with the Funds                                             21

    Purchasing Fund Shares                                                    21

    Shareholder Servicing Fee                                                 24

    Exchanging Fund Shares                                                    24

    Redeeming Fund Shares                                                     25

Shareholder Information                                                       27

    Distributions and Taxes                                                   27

    Availability of Proxy Voting Record                                       28

    Portfolio Holdings Disclosure                                             28

Future Changes to Certain Information
    Concerning the Funds                                                      29

Investments                                                                   40

Risk and Reward Elements                                                      42

Financial Highlights                                                          46

How To Reach Us                                                       BACK COVER

JPMORGAN CALIFORNIA BOND FUND

RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND MAIN RISKS, AS WELL AS FUND STRATEGIES, PLEASE SEE PAGES 40-45.


THE FUND'S OBJECTIVE
THE FUND SEEKS TO PROVIDE HIGH AFTER-TAX TOTAL RETURN FOR CALIFORNIA RESIDENTS CONSISTENT WITH MODERATE RISK OF CAPITAL.

THE FUND'S MAIN INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal securities, the income from which is exempt from federal and state personal income taxes for California residents and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund seeks investments that also provide high current income. Municipal securities in which the Fund can invest include those issued by the State of California, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions. Because the Fund's objective is high after-tax total return rather than high tax-exempt income, the Fund may invest to a limited extent in securities of other states or territories. To the extent that the Fund invests in municipal securities of other states, the income from such securities would be free from federal personal income taxes for California residents but would be subject to California state personal income taxes. For non-California residents, the income from California municipal securities is free from federal personal income taxes only.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or California personal income taxes. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.

The Fund's securities may be of any maturity, but under normal circumstances the Fund's duration will generally range between three and seven years, similar to that of the Lehman California Competitive Intermediate Bond Index (1-17) (also known as the Lehman 1-17 Year California Municipal Bond Index) (which currently has a duration of 5.42 years).

At least 90% of the Fund's total assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P) or Fitch Rating (Fitch). The Fund also may invest in unrated securities of comparable quality. No more than 10% of total assets may be invested in securities rated B or BB.

There may be times when there are not enough municipal securities available to meet the Fund's needs. On these occasions, the Fund may invest in securities that may be subject to federal income tax.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-   There is no assurance that the Fund will meet its investment objective.

-   The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

The Fund's share price and total return will vary in response to changes in interest rates. How the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Because the Fund primarily invests in issuers in the State of California, its performance will be affected by the fiscal and economic health of that state and its municipalities.

The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax on individuals or California personal income taxes. Consult your tax advisor for more information.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

Changes in a municipality's financial health may make it difficult for the municipality to make interest

                                                          PROSPECTUS DECEMBER 29


and principal payments when due. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions because of political and economic instability, the imposition of government controls or regulations that do not match U.S. standards.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

To the extent the Fund invests in money market instruments, it will bear its ratable share of the expenses of the money market fund which would result in duplicative expenses.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-   want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

-   want an investment that pays monthly dividends

- want an income that is exempt from federal, state, and local (if applicable) personal income taxes in California

The Fund is NOT designed for investors who:

-   are investing for aggressive long-term growth

-   require stability of principal

-   are investing through a tax-deferred account such as an IRA

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past year, five years and life of the Fund. It compares that performance to the Lehman California Competitive Intermediate Bond Index (1-17), a broad-based securities market index, and the Lipper California Municipal Debt Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1997     7.72%
1998     5.60%
1999    -0.61%
2000    10.18%
2001     4.57%
2002     8.08%
2003     3.76%

BEST QUARTER 3rd quarter, 2002          4.43%
WORST QUARTER 2nd quarter, 1999        -2.03%

The Fund's year-to-date total return as of 9/30/04 was 2.21%

*   The Fund commenced operations as of 12/23/96.

(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003(1)

                                                                     PAST 1 YEAR      PAST 5 YEARS      LIFE OF FUND
--------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes                                                         3.76              5.13              5.59

Return After Taxes on Distributions                                         3.32              4.99              5.47

Return After Taxes on Distributions and Sale of Fund Shares                 4.14              4.94              5.36
--------------------------------------------------------------------------------------------------------------------
LEHMAN CALIFORNIA COMPETITIVE INTERMEDIATE BOND INDEX (1-17)
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                        4.30              5.36              5.91
--------------------------------------------------------------------------------------------------------------------
LIPPER CALIFORNIA MUNICIPAL DEBT FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                          4.56              4.86              5.68

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) The Fund commenced operation on 12/23/96. Performance for the benchmark is from 12/31/96.

^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                               0.30
DISTRIBUTION (RULE 12b-1) FEES                                NONE
SHAREHOLDER SERVICE FEES                                      0.10
OTHER EXPENSES(1)                                             0.30
------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                               0.70
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                    (0.20)
------------------------------------------------------------------
NET EXPENSES(2)                                               0.50


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects (i) a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Institutional Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.50% of its average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Institutional Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.50% of its average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.


                                   1 YEAR    3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)           51        183        349        832

JPMORGAN INTERMEDIATE TAX FREE INCOME FUND

RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND MAIN RISKS, AS WELL AS FUND STRATEGIES, PLEASE SEE PAGES 40-45.


THE FUND'S OBJECTIVE
THE FUND SEEKS TO PROVIDE MONTHLY DIVIDENDS, WHICH ARE EXCLUDED FROM GROSS INCOME, AND TO PROTECT THE VALUE OF YOUR INVESTMENT BY INVESTING PRIMARILY IN MUNICIPAL OBLIGATIONS.

THE FUND'S MAIN INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund invests in securities that are rated as investment grade by Moody's, S&P or Fitch. It may also invest in unrated securities of comparable quality.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.

The average dollar weighted maturity of the Fund's portfolio will be between three and ten years.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax or the federal alternative minimum tax on individuals. To temporarily defend the value of its assets, the Fund may exceed this limit.

The Fund may invest in money market funds so that it can easily convert investments into cash without losing a significant amount of money in the process.

There may be times when there are not enough municipal obligations available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

A municipality that gets into financial trouble could find it difficult to make interest and principal payments, which would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.

The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax on individuals. Consult your tax advisor for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls or regulations that do not match U.S. standards.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

- want an investment that pays monthly dividends

- want an income that is exempt from federal investment income taxes

The Fund is NOT designed for investors who:

- are investing for aggressive long-term growth

- require stability of principal

- are investing through a tax-deferred account such as an IRA

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past year, five years and ten years. It compares that performance to the Lehman Competitive Intermediate (1-17 Year) Maturities Index, a broad-based securities index, and the Lipper Intermediate Municipal Debt Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994      -3.96%
1995      14.39%
1996       3.76%
1997       8.21%
1998       6.56%
1999      -0.55%
2000       8.56%
2001       4.82%
2002       9.40%
2003       4.12%

BEST QUARTER 1st quarter, 1995          5.92%
WORST QUARTER 1st quarter, 1994        -3.52%

The Fund's year-to-date total return as of 9/30/04 was 1.94%.

* The performance in the table before the Institutional Class Shares were launched on 9/10/01 and the performance in the bar chart prior to 1/1/02 are based on the historical performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The performance of the Fund prior to 1/1/97 is based on the performance of the Fund's predecessor, which was a common trust fund. The historical performance of shares of the predecessor fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*

                                                                     PAST 1 YEAR      PAST 5 YEARS     PAST 10 YEARS
--------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes                                                         4.12              5.22              5.42

Return After Taxes on Distributions                                         3.96              5.11               N/A(1)

Return After Taxes on Distributions and Sale of Fund Shares                 4.16              5.03               N/A(1)
--------------------------------------------------------------------------------------------------------------------
LEHMAN COMPETITIVE INTERMEDIATE (1-17 YEAR) MATURITIES INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                        4.85              5.69              5.80
--------------------------------------------------------------------------------------------------------------------
LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                          4.36              4.90              5.01

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                               0.30
DISTRIBUTION (RULE 12b-1) FEES                                NONE
SHAREHOLDER SERVICE FEES                                      0.10
OTHER EXPENSES(1)                                             0.19
------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                               0.59
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                    (0.09)
------------------------------------------------------------------
NET EXPENSES(2)                                               0.50


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects (i) a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.50% of its average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Institutional Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.50% of its average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.


                                   1 YEAR    3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)           51        170        311        720

JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND

RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND THEIR MAIN RISKS, AS WELL AS FUND STRATEGIES, PLEASE SEE PAGES 40-45.


THE FUND'S OBJECTIVE
THE FUND SEEKS TO PROVIDE MONTHLY DIVIDENDS THAT ARE EXCLUDED FROM GROSS INCOME FOR FEDERAL INCOME TAX PURPOSES AND ARE EXEMPT FROM NEW YORK STATE AND NEW YORK CITY PERSONAL INCOME TAXES. IT ALSO SEEKS TO PROTECT THE VALUE OF YOUR INVESTMENT.

THE FUND'S MAIN INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes, and exempt from New York State and New York City personal income taxes, and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.

The Fund may invest in municipal obligations issued by the State of New York, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund invests in securities that are rated as investment grade by Moody's, S&P or Fitch. It may also invest in unrated securities of comparable quality.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.

The average dollar weighted maturity of the Fund's portfolio will be between three and ten years.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. To temporarily defend the value of its assets, the Fund may exceed this limit.

There may be times when there are not enough municipal obligations available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured, or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed-income investments tends to fall when prevailing interest rates rise.

The Fund invests primarily in New York State and its municipalities and public authorities. If the state, or any of the local government bodies, gets into financial trouble, it could have trouble paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.

The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. Consult your tax advisor for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls or regulations that do not match U.S. standards.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the

Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

-  want an investment that pays monthly dividends

- want an income that is exempt from federal, state, and local (if applicable) personal income taxes in New York

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

-  are investing through a tax-deferred account such as an IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares*. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past year, five years and ten years. It compares that performance to the Lehman NY Competitive Intermediate (1-17 Year) Maturities Index, a broad-based securities index, and the Lipper New York Intermediate Municipal Debt Funds Average, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994    -5.81%
1995    15.42%
1996     3.06%
1997     8.46%
1998     6.45%
1999    -1.41%
2000     9.93%
2001     4.15%
2002     9.00%
2003     4.39%

BEST QUARTER 1st quarter, 1995     5.82%
WORST QUARTER 1st quarter, 1994   -4.27%

The Fund's year-to-date total return as of 9/30/04 was 2.09%

* The performance in the table before the Institutional Class Shares were launched on 9/10/01 and the performance in the bar chart prior to 1/1/02 are based on the historical performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. The performance of the Fund prior to 1/1/97 is based on the historical performance of the Fund's predecessor, which was a common trust fund. The historical performance of shares of the predecessor fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*

                                                                  PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
--------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes                                                      4.39            5.15             5.22

Return After Taxes on Distributions                                      4.13            5.09              N/A(1)

Return After Taxes on Distributions and Sale of Fund Shares              4.42            4.99              N/A(1)
--------------------------------------------------------------------------------------------------------------
LEHMAN NY COMPETITIVE INTERMEDIATE (1-17 YEAR) MATURITIES INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                     4.94            5.66             5.98
--------------------------------------------------------------------------------------------------------------
LIPPER NEW YORK INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE
(REFLECTS NO DEDUCTION FOR TAXES)^                                       3.94            4.89             4.87

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                                       0.30
DISTRIBUTION (RULE 12b-1) FEES                                                        NONE
SHAREHOLDER SERVICE FEES                                                              0.10
OTHER EXPENSES(1)                                                                     0.21
------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                       0.61
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                            (0.11)
------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                       0.50


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects (i) a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.50% of its average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Institutional Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.50% of its average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.


                                      1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)              51        173        318         741

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The California Bond Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. The Intermediate Tax Free Income Fund and the New York Intermediate Tax Free Income Fund are series of J.P. Morgan Mutual Fund Select Trust, a Massachusetts business trust. The trusts are both governed by the same trustees. The trustees are responsible for overseeing all business activities. Certain changes to the organization of these trusts are being proposed for shareholder approval. For information about these proposed changes, see "Future Changes to Certain Information Concerning the Funds" below.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-348-4782 to obtain more information concerning all of the Funds' share classes. A financial intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

THE FUNDS' INVESTMENT ADVISER
JPMIM is the investment adviser and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 8/31/04, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

FUND                                                                           %
--------------------------------------------------------------------------------
CALIFORNIA BOND FUND                                                        0.30
--------------------------------------------------------------------------------
INTERMEDIATE TAX FREE INCOME FUND                                           0.30
--------------------------------------------------------------------------------
NEW YORK INTERMEDIATE TAX FREE INCOME FUND                                  0.30

PORTFOLIO MANAGERS
The Funds are managed by a team of individuals at JPMIM.

FUND MANAGER COMPENSATION
All of the portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards, or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the Funds they help manage.

THE FUNDS' ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT
Through February 18, 2005, JPMorgan Chase Bank, N.A. (JPMorgan Chase Bank) will provide administrative services and oversee each Fund's other service providers. Effective February 19, 2005, One Group Administrative Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the Funds' administrator and will provide administrative services and oversee each Fund's other service providers. The Funds' administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

The Trusts, on behalf of the Funds, have entered into a shareholder servicing agreement with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Funds' customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of 0.10% of the average daily net assets of the Institutional Class Shares of each Fund held by investors serviced by the shareholder servicing agent. JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of the 0.10% annual fee to such entities for performing shareholder and administrative services.

Effective February 19, 2005, One Group Dealer Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the Funds' shareholder servicing agent. For more information regarding the transitions of the administrator and the shareholder servicing agent, read "Future Changes to Certain Information Concerning the Funds" below.

THE FUNDS' DISTRIBUTOR
J.P. Morgan Fund Distributors, Inc. (Distributor) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

Effective February 19, 2005, One Group Dealer Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the distributor for the Funds.

ADDITIONAL COMPENSATION TO SHAREHOLDER SERVICING AGENTS AND SELECTED DEALERS JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder service fee it receives from the Funds to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. In addition to this fee, any of JPMorgan Chase Bank, its affiliates and the Distributor may make additional payments at their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

HOW TO DO BUSINESS WITH THE FUNDS

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:


- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrator and others, including various affiliates of JPMorgan Chase. Shares purchased this way will typically be held for you by the Financial Intermediary; and


- Directly from the Funds through the JPMorgan Funds Service Center.

WHEN CAN I BUY SHARES?
Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only, purchase orders accepted by a Fund or an authorized agent of a Fund before 4:00 p.m. Eastern Time (ET) will be effective that day. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests received by a Fund or an authorized agent of a Fund after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption requests.

Share ownership is electronically recorded. Therefore, certificates will not be issued.


The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.


Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.


Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.


In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is placed in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?
Investors must buy a minimum of $3,000,000 worth of Institutional Class Shares in a Fund to open an account. An investor can combine purchases of Institutional Class Shares, of other JPMorgan Funds (except for money market funds) in order to meet the minimum. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-348-4782.

If you are purchasing shares directly from the Funds, complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.


We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV per share next calculated after all of the required information is received.


Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you choose to pay by wire, please call 1-800-348-4782 to notify the Funds of your purchase and authorize your financial institution to wire funds to:


JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services

ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
 (EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: XYZ Corporation)


Make your check out to JPMORGAN FUNDS in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- How do I redeem shares?"


Your purchase may be cancelled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire may be cancelled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. ET on the settlement date.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.

If you have any questions, contact your Financial Intermediary or call 1-800-348-4782.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-348-4782 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:


JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services

ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
 (EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: XYZ Corporation)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

SHAREHOLDER SERVICING FEES
JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder servicing fee it receives from the Funds to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. Any of JPMorgan Chase Bank, its affiliates and the Distributor may make additional payments at its or their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
Beginning 15 days after you buy your shares, you may exchange your shares for shares of the same class or Ultra Shares certain other JPMorgan Funds. You will need to meet any investment minimum requirements.

The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-348-4782.

WHEN ARE EXCHANGES PROCESSED?
Exchanges are processed the same business day they are received, provided:


- The Fund accepts the request by 4:00 p.m. ET.
- You have contacted your Financial Intermediary, if necessary.
- All proper documentation in proper form accompanies the request.


ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services Center by check or through an ACH transaction for 15 days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by a Fund or an authorized agent of a Fund before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective that day.

All required documentation in the proper form must accompany a redemption order. The Funds may refuse to honor incomplete redemption orders.


HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.


You may send a written redemption order to your Financial Intermediary, if applicable, or to the Fund at the following address:


JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

Unless you indicated otherwise on your account application, you may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.


Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption request. If you have changed your address within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH, and only to a bank account on record with the Funds.

You will not be permitted to enter a redemption order for shares purchased directly through JPMorgan Funds Service Center by check or through an ACH transaction for 15 days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.


WHAT WILL MY SHARES BE WORTH?

If the Fund or an authorized agent of the Fund accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.


CAN I REDEEM BY TELEPHONE?
Yes, unless you indicated otherwise on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-348-4782 to relay your redemption order.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH, and only to a bank account on record with the Fund.


The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of a Fund's assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account.

The Funds may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. The SEC has permitted a suspension; or

4. An emergency exists, as determined by the SEC.


See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.


You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


The Funds declare dividends daily and distribute any net investment income (other than short-term capital gains) at least monthly. Net capital gain is distributed annually. Effective from and after January 1, 2005, each Fund will generally declare dividends on the last business day of each month and pay such dividends on the first business day of the following month. The Funds make net capital gains distributions, if any, once a year. Each Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, each Fund may also make fewer net capital gain payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of a Fund's net investment income and net capital gain. You have three options for your distributions. You may:


- reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from any of the Funds will qualify to any significant extent for the reduced 15% tax rate applicable to qualified dividend income. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. However, for the California Bond Fund, California residents will not have to pay California personal income taxes on dividends of tax-exempt income from California municipal obligations. Similarly, for the New York Intermediate Tax Free Income Fund, New York residents will not have to pay New York State or New York City personal income taxes on dividends of tax-exempt income from New York municipal obligations. The state or municipality where you live may not charge you state or local taxes on dividends of tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or at the Funds' at www.jpmorganfunds.com no later than August 31 of each year. Each Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
No sooner than 30 days after the end of each month, each Fund will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.


Each Funds' top ten holdings as of the last day of each month and each calendar quarter are posted on the Funds' website at www.jpmorganfunds.com, no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-348-4782.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS

On July 1, 2004, Bank One Corporation, the former corporate parent of Banc One Investment Advisors Corporation (BOIA), one Group Dealer Services, Inc. (Distributor), and One Group Administrative Services, Inc. (OGA) merged into JPMorgan Chase & Co. BOIA, the Distributor and OGA are the investment adviser, the distributor and the administrator, respectively, to One Group Mutual Funds. As a consequence of the merger, on that date BOIA, OGA and the Distributor became affiliates of both J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Chase Bank. JPMIM is the investment adviser to the JPMorgan Funds, and JPMorgan Chase Bank is the administrator, shareholder servicing agent and custodian to the JPMorgan Funds.

As a result of these new affiliations, steps to integrate to the greatest extent possible the operations of One Group Mutual Funds and the JPMorgan Funds have been actively considered over the course of the past several months in order to take advantage of potential operational and administrative efficiencies and to eliminate overlapping or duplicative product offerings. At Board meetings held in June and July 2004, BOIA, OGA, JPMIM and JPMorgan Chase Bank discussed various aspects of the proposed integration plan with the Board of Trustees of One Group Mutual Funds and the Board of Directors and Boards of Trustees, as applicable (Boards), of the JPMorgan Funds, respectively. At meetings held in August 2004, BOIA and OGA made proposals to the Board of Trustees of One Group Mutual Funds and JPMIM and JPMorgan Chase Bank made proposals to the Boards of the JPMorgan Funds in order to seek to achieve those goals. BOIA and JPMIM, however, will continue as separate investment advisory entities, for the foreseeable future, and will continue to provide investment advisory services to the One Group Funds and the JPMorgan Funds.

On August 12, 2004, the Board of Trustees of One Group Mutual Funds, and on August 19, 2004, the Boards of the JPMorgan Funds, approved a series of initiatives that are designed to: (i) integrate the operations of the two fund complexes; (ii) streamline the operations and product offerings of the two fund complexes; and (iii) take advantage of potential economies of scale. The integration of the two fund complexes will include, among other things, (i) adopting a common fee structure; (ii) eliminating overlapping or duplicative Funds; (iii) redomiciling each fund complex to a single jurisdiction and single form of declaration of trust; (iv) electing a single board of trustees and senior officers; (v) proposing certain changes to fundamental investment policies of some of the JPMorgan Funds and all of the One Group Funds; (vi) engaging a common set of service providers; and (vii) conforming redemption fee practices.

- COMMON FEE STRUCTURE: On August 12, 2004 and August 19, 2004, respectively, the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds approved a series of proposals designed to facilitate the integration of One Group Mutual Funds with the JPMorgan Funds into an integrated fund complex in which all of the Funds have a common pricing structure. The pricing changes, which go into effect on February 19, 2005 unless specifically indicated otherwise below include the following:

  - Lowering the investment advisory fees applicable to many of the One Group Funds and all of the JPMorgan money market funds. Some of these lower advisory fees for certain of the One Group Funds, which will go into effect prior to February 19, 2005, are also the result of the commitments made by BOIA to reduce its management fees for certain One Group Funds in the settlement agreement with the New York Attorney General;

  - Lowering the fees payable to the Distributor under Distribution and Shareholder Services Plans with respect to the Class A, Class B and Class C shares of the One Group Funds such that the Rule 12b-1 fee applicable to Class A shares is lowered from 0.35% of average daily net assets of the Class A shares to 0.25% of average daily net assets of the Class A shares and the Rule 12b-1 fee applicable to Class B and C shares is lowered from 1.00% of the average daily net assets of the Class B and C shares to 0.75% of average daily net assets of the Class B and C shares. At the same time, shareholder servicing activities will be removed from each of those Distribution and Shareholder Services Plans;

  - Eliminating the current Shareholder Services Plan that applies with respect to the Administrative Class and Class S shares of the One Group Funds and replacing it with a non-Rule 12b-1 shareholder servicing fee paid pursuant to a Shareholder Services Agreement with One Group Dealer Services, Inc.;

  - With regard to One Group Mutual Funds, imposing a separate non-Rule 12b-1 shareholder servicing fee, paid pursuant to a Shareholder Servicing Agreement with One Group Dealer Services, Inc., at an annual rate of between 0.05% and 0.35% of the average daily net assets of each Fund attributable to a particular class of shares;

  - With regard to the JPMorgan Funds, increasing the existing shareholder services fees by 0.05% with respect to each of the following classes of shares of the JPMorgan money market funds: Agency, Cash Management, Premier and Reserve;

  - With regard to the Class A shares of the JPMorgan Funds, adopting the initial sales charge schedule currently in effect for the One Group Funds. This will generally mean that the initial sales charge on Class A shares of the JPMorgan Funds will be decreasing. For example, on JPMorgan equity funds, the initial sales charge will be decreasing from 5.75% of the offering price to 5.25% of the offering price;

  - Lowering the administration fee applicable to One Group Mutual Funds by adopting the complex-wide fee structures for administration services currently utilized by the JPMorgan Funds. Since both the One Group Funds and the JPMorgan Funds will be applying the complex-wide fee structures, the administration fees applicable to the JPMorgan Funds will be lower as well; and

  - Charging custody, fund accounting and transfer agency fees to both the One Group Mutual Funds and the JPMorgan Funds pursuant to a common fee schedule.


BOIA, JPMIM, OGA and the Distributor have contractually agreed to waive or reduce their fees or reimburse the expenses of each class of shares of One Group Mutual Funds and the JPMorgan Funds, as needed, in order to assure that, for the Acquired Funds listed in the table below, the Net Expense level for the Funds following the mergers is at least as low as the Net Expense level currently in effect, if not lower, with the few exceptions discussed here. The Net Expense level for shares of the JPMorgan Liquid Assets Money Market Fund will be equal to, or lower than in the case of the Institutional Class shares, the contractual expense limitation currently in effect, although it will be higher than the net expenses as a result of voluntary fee waivers and reimbursements currently being made by JPMIM. The Net Expense level for the Agency class shares of JPMorgan Treasury Plus Money Market Fund and the Select class shares of JPMorgan Prime Money Market Fund will be increasing by 0.01% and the Net Expense level for the Class S shares of One Group Institutional Prime Money Market Fund will be increasing by 0.04%. The Net Expense levels for all other Funds will be the same or lower than the contractual caps currently in effect. Although gross expense levels (i.e., expenses before waivers or reimbursements) for certain classes of certain Funds may increase as a result of these changes, the contractual fee waivers or reductions and expense reimbursements will continue in effect for at least one year from February 19, 2005.


- ELIMINATION OF OVERLAPPING OR DUPLICATIVE PRODUCT OFFERINGS: As part of the plan to integrate the two fund complexes, BOIA and JPMIM undertook a review of their various product offerings to determine whether there would be any overlapping or duplicative product offerings following the integration of the two fund complexes. At the Board meetings held August 12, 2004 and August 19, 2004, BOIA and JPMIM each recommended a series of individual fund mergers. After determining that (1) the investment objectives, investment policies, investment strategies and investment restrictions of the Funds subject to each proposed merger transaction were compatible, (2) each of the proposed mergers would be in the best interests of each affected Fund and its shareholders, and (3) each of the proposed mergers would not result in the dilution of the interests of the Funds or their shareholders, the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds approved the following merger transactions:

ACQUIRED FUNDS                                             ACQUIRING FUNDS
JPMorgan Bond                     MERGES WITH              One Group Bond Fund
Fund II (a series of                AND INTO               (a series of One
J.P. Morgan Mutual                                         Group Mutual Funds)
Fund Select Group)

JPMorgan Equity                   MERGES WITH              One Group Large Cap
Growth Fund (a                      AND INTO               Growth Fund (a series
series of J.P. Morgan                                      of One Group Mutual
Mutual Fund                                                Funds)
Investment Trust)

JPMorgan Equity                   MERGES WITH              One Group Equity
Income Fund (a                      AND INTO               Income Fund (a series
series of J.P. Morgan                                      of One Group Mutual
Mutual Fund                                                Funds)
Investment Trust)

JPMorgan Global 50                MERGES WITH              JPMorgan Fleming
Fund (a series of                   AND INTO               International
J.P. Morgan Series                                         Opportunities Fund (a
Trust)                                                     series of J.P. Morgan
                                                           Institutional Funds)

JPMorgan Liquid                   MERGES WITH              One Group Prime
Assets Money Market                 AND INTO               Money Market Fund
Fund (a series of                                          (a series of One
J.P. Morgan Mutual                                         Group Mutual Funds)
Fund Trust)

JPMorgan Strategic                MERGES WITH              JPMorgan Global
Income Fund (a                      AND INTO               Strategic Income
series of J.P. Morgan                                      Fund (a series of
Mutual Fund Group)                                         J.P. Morgan
                                                           Institutional Funds)

JPMorgan Tax Free                 MERGES WITH              One Group Tax-Free
Income Fund (a                      AND INTO               Bond Fund (a series
series of J.P. Morgan                                      of One Group Mutual
Mutual Fund Select                                         Funds)
Trust)

JPMorgan Treasury                 MERGES WITH              One Group U.S.
Plus Money Market                   AND INTO               Treasury Securities
Fund (a series of                                          Money Market Fund
J.P. Morgan Mutual                                         (a series of One
Fund Trust)                                                Group Mutual Funds)

JPMorgan U.S.                     MERGE WITH               One Group
Government Money                   AND INTO                Government Money
Market Fund (a series                                      Market Fund (a series
of J.P. Morgan Mutual                                      of One Group
Fund Trust)                                                Mutual Funds)
One Group U.S.
Government
Securities Money
Market Fund (a
series of One
Group Mutual Funds)

JPMorgan U.S.                     MERGE WITH               One Group Small Cap
Small Company                      AND INTO                Growth Fund
Opportunities Fund                                         (a series of One
(a series of                                               Group Mutual Funds)
J.P. Morgan Funds)
JPMorgan Small Cap
Growth Fund (a
series of J.P. Morgan
Fleming Mutual
Fund Group, Inc.)

JPMorgan U.S.                     MERGES WITH              One Group
Treasury Income                     AND INTO               Government Bond
Fund (a series of                                          Fund (a series of
J.P. Morgan Mutual                                         One Group Mutual
Fund Group)                                                Funds)

One Group Balanced                MERGES WITH              JPMorgan Diversified
Fund (a series of                   AND INTO               Fund (a series of
One Group Mutual                                           J.P. Morgan
Funds)                                                     Institutional Funds)

One Group                         MERGES WITH              JPMorgan U.S. Equity
Diversified Equity                  AND INTO               Fund (a series of
Fund (a series of One                                      J.P. Morgan
Group Mutual Funds)                                        Institutional Funds)

One Group                         MERGES WITH              JPMorgan Fleming
Diversified                         AND INTO               International Equity
International Fund                                         Fund (a series of
(a series of One                                           J.P. Morgan Mutual
Group Mutual Funds)                                        Fund Select Group)

One Group Health                  MERGES WITH              JPMorgan Global
Sciences Fund                       AND INTO               Healthcare Fund (a
(a series of One                                           series of J.P. Morgan
Group Mutual Funds)                                        Series Trust)

ACQUIRED FUNDS                                             ACQUIRING FUNDS
One Group                         MERGES WITH              JPMorgan Prime
Institutional Prime                 AND INTO               Money Market
Money Market Fund                                          Fund (a series of
(a series of One                                           J.P. Morgan Mutual
Group Mutual Funds)                                        Fund Trust)

One Group                         MERGES WITH              JPMorgan
Intermediate Tax-                   AND INTO               Intermediate Tax Free
Free Bond Fund (a                                          Income Fund (a series
series of One Group                                        of J.P. Morgan
Mutual Funds)                                              Mutual Fund Select
                                                           Trust)

One Group Treasury                MERGES WITH              JPMorgan 100%
Only Money Market                   AND INTO               U.S. Treasury
Fund (a series of                                          Securities Money
One Group Mutual                                           Market Fund (a series
Funds)                                                     of J.P. Morgan Mutual
                                                           Fund Trust)

Each of the individual merger transactions above is subject to the approval of shareholders of the Acquired Fund at a shareholder meeting scheduled to be held on January 20, 2005. Each of the mergers listed above, if approved by shareholders, is expected to close on February 18, 2005, or such later date as the parties to each such transaction shall agree.

In the case of each merger listed above, if such merger is approved by the shareholders of the Acquired Fund, each Acquired Fund will receive a number of shares of the respective Acquiring Fund equal in value to the value of the net assets of each Acquired Fund being transferred. Following the transfer, each shareholder of the Acquired Fund will receive a number of shares of the respective Acquiring Fund equal in value to the value of that shareholder's Acquired Fund shares. The closing of each merger will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed merger will qualify as a tax-free reorganization for federal income tax purposes.

- REDOMICILIATION AS A DELAWARE STATUTORY TRUST: On August 12, 2004, the Board of One Group Mutual Funds approved the reorganization and redomiciliation of One Group Mutual Funds into a Delaware statutory trust to be known as JPMorgan Trust II. On August 19, 2004, the Boards of the JPMorgan Funds approved the reorganization and redomiciliation of the JPMorgan Funds into a Delaware statutory trust to be known as JPMorgan Trust I. Each of these Board approvals is subject to the approval of the reorganization and redomiciliation transaction by shareholders of the affected Funds at shareholder meetings scheduled to be held on January 20, 2005. If approved, the reorganization and redomiciliation transactions are expected to close on or about February 19, 2005.

- ELECTION OF A SINGLE BOARD OF TRUSTEES: At the meeting of shareholders of One Group Mutual Funds and the JPMorgan Funds scheduled to be held on January 20, 2005, shareholders of both One Group Mutual Funds and the JPMorgan Funds will be asked to elect a 13-member Board of Trustees comprised of five of the current seven members of the Board of One Group Mutual Funds and eight of the current 10 members of the Boards of the JPMorgan Funds. If elected by shareholders of One Group Mutual Funds and shareholders of the JPMorgan Funds, this 13-member Board of Trustees will take office effective February 19, 2005 and will oversee all of One Group Mutual Funds and the JPMorgan Funds. Shareholders of One Group Mutual Funds will also be asked to amend the Declaration of Trust of One Group Mutual Funds to allow for a Board with more than 10 members.

- FUNDAMENTAL INVESTMENT POLICIES AND/OR RESTRICTIONS: On August 12, 2004 and August 19, 2004, respectively, the Board of Trustees of One Group Mutual Funds and the respective Boards of the JPMorgan Funds voted to recommend that shareholders of the Funds approve the amendment of certain of the Funds' fundamental investment policies and/or restrictions. The Board of Trustees of One Group Mutual Funds also voted to recommend the elimination of certain fundamental investment restrictions that are not required by the Investment Company Act of 1940, as amended (1940 Act). The proposed changes in the Funds' fundamental investment policies and/or restrictions are intended to simplify, streamline and standardize certain fundamental investment policies and/or restrictions of the Funds that are required under the 1940 Act, while at the same time providing added flexibility to respond to future legal, regulatory, market or technical changes.

  Although the proposed changes in certain fundamental investment policies and/or restrictions of some or all of the Funds will allow the affected Funds greater flexibility to respond to future investment opportunities, BOIA and JPMIM have indicated to the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds, respectively, that they do not anticipate that the changes, either individually or in the aggregate, will result in any material change in the level of investment risk associated with investing in the affected Funds or the manner in which the affected Funds are managed. Shareholders of the affected Funds will be asked to vote on these proposals at shareholder meetings scheduled to be held January 20, 2005.

- COMMON SERVICE PROVIDERS: By February 19, 2005, One Group Mutual Funds and the JPMorgan Funds will have the same administrator, distributor, shareholder servicing agent, transfer and dividend distribution agent, custodian and fund accounting agent. This will mean certain new service providers for both One Group Mutual Funds and the JPMorgan Funds.

  - INVESTMENT ADVICE. As mentioned above, each Fund will continue to contract for investment advisory services from its current investment adviser, as described in the current prospectus, except that JPMIM will serve as investment advisor to the One Group International Equity Index Fund if a new Investment Advisory Agreement with JPMIM is approved by the shareholders of the One Group International Equity Index Fund.

  - ADMINISTRATION. One Group Mutual Funds will continue to have its current administrator, OGA, as its administrator. The JPMorgan Funds will change their administrator to OGA effective February 19, 2005. The new fee rate for most equity and fixed income funds, which is the same as the fee rate currently in place for the equity and fixed income JPMorgan Funds, will be computed daily and paid monthly, at an annual rate of 0.15% on the first $25 billion of the average daily net assets of the One Group Funds and the JPMorgan Funds (excluding the One Group Investor Funds and the series of One Group Mutual Funds and JPMorgan Funds that operate as money market funds in accordance with Rule 2a-7 under the 1940 Act (Money Market Funds)); and 0.075% of the aver age daily net assets of the One Group Funds and the JPMorgan Funds (excluding the One Group Investor Funds and the Money Market Funds) over $25 billion. The new fee rate for Money Market Funds, which is the same as the fee rate in place currently for the JPMorgan Funds that are Money Market Funds, will be computed daily and paid monthly, at an annual rate of 0.10% on the first $100 billion of the average daily net assets of the Money Market Funds and 0.05% of the average daily net assets of the Money Market Funds over $100 billion. The fee rates for the One Group Investor Funds, the JPMorgan Growth and Income Fund, the JPMorgan Select Growth and Income Fund and the Growth and Income Portfolio will remain the same. All shareholders servicing and fund accounting activities currently provided under the Management and Administration Agreement with OGA will be removed from that Agreement and instead will be put into separate agreements with other service providers as described below.

  - DISTRIBUTION. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the continuation of One Group Dealer Services, Inc., as the distributor of One Group Mutual Funds, following the integration transactions. On August 19, 2004, the Board of the JPMorgan Funds approved the appointment of One Group Dealer Services, Inc. as distributor of the JPMorgan Funds effective February 19, 2005.

  - SHAREHOLDER SERVICING. Beginning February 19, 2005, One Group Dealer Services, Inc. will begin providing certain shareholder services to One Group Mutual Funds and the JPMorgan Funds under separate Shareholder Servicing Agreements with the Funds. Most of the shareholder servicing activities that will be provided under the Shareholder Servicing Agreement with One Group Dealer Services, Inc. are currently provided to One Group Mutual Funds under the shareholder servicing portion of the Distribution and Shareholder Services Plans, provided such services are not distribution-related, under Shareholder Servicing Plans, or under the Management and Administration Agreement with OGA. For the JPMorgan Funds, the Shareholder Servicing Agreement with One Group Dealer Services, Inc. will replace the existing shareholder servicing agreements that are currently in place with JPMorgan Chase Bank, an affiliate of One Group Dealer Services, Inc. Under the Shareholder Servicing Agreements, One Group Dealer Services, Inc. will receive a fee at an annual rate of between 0.05% and 0.35% of the average daily net assets of each Fund attributable to a particular class of shares. One Group Dealer Services, Inc. will enter into shareholder servicing contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which One Group Dealer Services, Inc. will pay all or a portion of the annual fee to such financial intermediaries for performing such services.

  - TRANSFER AGENCY. On August 12, 2004, the Board of One Group Mutual Funds approved an agreement with Boston Financial Data Services, Inc. (BFDS) to act as the Funds' transfer and dividend distribution agent. On August 19, 2004, the Boards of the JPMorgan Funds also approved an agreement with BFDS to act as the Funds' transfer and dividend distribution agent following the integration transactions. The transition to BFDS from the Funds' current transfer and dividend distribution agents, State Street Bank and Trust Company in the case of One Group Mutual Funds and DST Systems, Inc. in the case of the JPMorgan Funds, each an affiliate of BFDS, is expected to be completed February 2005. Shareholders should not experience any differences in the level or quality of services received as a result of this transition.

  - CUSTODY. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved an agreement with JPMorgan Chase Bank, an affiliate of BOIA, JPMIM, OGA and the Distributor to act as the Funds' custodian. On August 19, 2004, the Boards of the JPMorgan Funds approved the continuation of JPMorgan Chase Bank as the custodian for the JPMorgan Funds following the integration transactions. The transition to JPMorgan Chase Bank from State Street Bank and Trust Company, the current custodian for One Group Mutual Funds, is expected to be completed in December 2004. The Funds are not expected to experience any differences in the level or quality of services received as a result of this transition.

  - SECURITIES LENDING. Currently, Bank One Trust Company, N.A. serves as sub-custodian for One Group Mutual Funds in connection with their securities lending activities and receives a fee for those services. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the appointment of JPMorgan Chase Bank as securities lending agent for One Group Mutual Funds. JPMorgan Chase Bank will continue as the securities lending agent for the JPMorgan Funds following the integration transaction. The transition from Bank One Trust Company, N.A. to JPMorgan Chase Bank as securities lending agent for One Group Mutual Funds is expected to begin in October 2004 and be completed in December 2004. Both Bank One Trust Company, N.A. and JPMorgan Chase Bank are affiliates of BOIA, JPMIM, OGA and the Distributor. The Funds are not expected to experience any differences in the level or quality of services received as a result of this transition.

  - FUND ACCOUNTING. Currently, fund accounting services for One Group Mutual Funds are provided by OGA under the Management and Administration Agreement. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the transition of the fund accounting services to JPMorgan Chase Bank, effective February 19, 2005. As a result of this appointment, effective February 19, 2005, the fund accounting fees will be charged directly to the One Group Funds. Shareholders of One Group Mutual Funds should not experience any differences in the level or quality of services received as a result of this transition. On August 19, 2004, the Boards of the JPMorgan

    Funds approved the continuation of JPMorgan Chase Bank as the fund accounting agent for the JPMorgan Funds.

- COMMON METHODS OF DOING BUSINESS WITH THE FUNDS: As a result of the changes in service providers, by February 19, 2005, there will be no difference between the way shareholders do business with One Group Mutual Funds and the way shareholders do business with the JPMorgan Funds. Shareholders of One Group Mutual Funds will also be able to exchange their shares of One Group Mutual Funds for shares of JPMorgan Funds, subject to generally applicable restrictions, and shareholders of JPMorgan Funds will have the same exchange privileges. In addition, shareholders of One Group Mutual Funds will be able to count purchases of JPMorgan Fund shares, and shareholders of the JPMorgan Funds will be able to count purchases of One Group Mutual Funds shares, toward fulfillment of letters of intent or statements of intention and toward the right of accumulation or cumulative quantity discount to the same extent that they can currently count purchases of shares of One Group Mutual Funds or the JPMorgan Funds, respectively. Shares of the JPMorgan Funds and One Group Mutual Funds count under letters of intent and statements of intention for both the One Group Mutual Funds and the JPMorgan Funds.

- REDEMPTION FEES: The Board of Trustees of One Group Mutual Funds approved the elimination of the 2% redemption fee on the One Group Market Neutral Fund effective for sales of shares after October 28, 2004. For sales of shares of One Group Market Neutral Fund prior to October 28, 2004, shareholders will pay a 2% redemption fee if they exchange or redeem shares of the Fund within 90 days of purchase, subject to the exceptions noted in the applicable prospectuses.

  For shares of the following One Group Funds, shareholders will pay a redemption fee if they exchange or redeem shares of the Fund within 60 days of purchase, subject to the exceptions noted in the applicable prospectuses: One Group Diversified International Fund, One Group Health Sciences Fund, One Group High Yield Bond Fund, One Group International Equity Index Fund and One Group Technology Fund. With respect to purchases of shares of those Funds prior to October 28, 2004, shareholders will pay a redemption fee if they exchange or redeem shares of the Fund within 90 days of purchase, subject to the exceptions noted in the applicable prospectuses.

  On August 19, 2004, the Boards of certain of the JPMorgan Funds approved the imposition of a redemption fee on shares of certain Funds purchased after February 18, 2005. For shares of the JPMorgan Funds listed below purchased after February 18, 2005, shareholders will pay a 2% redemption fee if they exchange or redeem shares of the Fund within 60 days of purchase, subject to certain exceptions which will be noted in the applicable prospectuses.

  JPMorgan Fleming Asia Equity Fund

  JPMorgan Fleming Emerging Markets Debt Fund

  JPMorgan Fleming Emerging Markets Equity Fund

  JPMorgan Fleming International Equity Fund

  JPMorgan Fleming International Growth Fund

  JPMorgan Fleming International Opportunities Fund

  JPMorgan Fleming International Small Cap Equity Fund

  JPMorgan Fleming International Value Fund

  JPMorgan Fleming Intrepid European Fund

  JPMorgan Fleming Japan Fund

  JPMorgan Fleming Tax Aware International Opportunities Fund

  JPMorgan Global 50 Fund

  JPMorgan Global Healthcare Fund

  JPMorgan Global Strategic Income Fund

FEES AND EXPENSES
EFFECTIVE FEBRUARY 19, 2005, EACH FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLES BELOW. THE INFORMATION IS BASED ON ESTIMATED AMOUNTS FOR THE PERIOD COMMENCING ON FEBRUARY 19, 2005 AND ENDING ON DECEMBER 31, 2006. WITH RESPECT TO THE JPMORGAN INTERMEDIATE TAX FREE INCOME, THE FEES AND EXPENSES SHOWN REFLECT THE FEES AND EXPENSES OF THIS FUND ASSUMING THAT THE MERGERS INVOLVING THIS FUND DESCRIBED ABOVE DOES NOT OCCUR.

                              CALIFORNIA BOND FUND

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                                               0.30
DISTRIBUTION (RULE 12b-1) FEES                                                                NONE
SHAREHOLDER SERVICE FEES                                                                      0.10
OTHER EXPENSES(1)                                                                             0.25
--------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                               0.65
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                    (0.15)
--------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                               0.50


(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.

(2) Reflects a written agreement pursuant to which JPMIM, OGA and OGDS agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.50% of its average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.


                                          1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                  51         180         334          784

                        INTERMEDIATE TAX FREE INCOME FUND

ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                                               0.30
DISTRIBUTION (RULE 12b-1) FEES                                                                NONE
SHAREHOLDER SERVICE FEES                                                                      0.10
OTHER EXPENSES(1)                                                                             0.14
--------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                               0.54
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                    (0.04)
--------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                               0.50


(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.

(2) Reflects a written agreement pursuant to which JPMIM, OGA and OGDS agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.50% of its average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.


                                          1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                  51         166         294          670

                   NEW YORK INTERMEDIATE TAX FREE INCOME FUND

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                                               0.30
DISTRIBUTION (RULE 12b-1) FEES                                                                None
SHAREHOLDER SERVICE FEES                                                                      0.10
OTHER EXPENSES(1)                                                                             0.16
--------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                               0.56
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                    (0.06)
--------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                               0.50


(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.

(2) Reflects a written agreement pursuant to which JPMIM, OGA and OGDS agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Institutional Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.50% of its average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.


                                          1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                  51         168         302          691

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.


On July 1, 2004, Bank One Corporation, the former corporate parent of OGDS, OGA and BOIA, the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank. OGDS and OGA will become the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.


Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, the incumbent trustees of One Group Mutual Funds and various affiliates of BOIA, including OGDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the incumbent trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., OGDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

JPMORGAN TAX FREE FUNDS

INVESTMENTS

This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

                                                               /X/ Permitted
                                                               / / Not Permitted

                                                                                                    NEW YORK
                                                                                                  INTERMEDIATE    INTERMEDIATE
                                                                                CALIFORNIA          TAX FREE        TAX FREE
                                           RELATED TYPES OF RISK                   BOND              INCOME          INCOME
---------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a     credit, interest rate, market,           /X/               /X/             /X/
stream of payments from specific assets,   prepayment
such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates   credit, currency, liquidity,             /X/Domestic       / /Domestic     /X/Domestic
of deposit, time deposits and bankers'     political                                   only              only            only
acceptances of domestic and foreign
issuers.

COMMERCIAL PAPER Unsecured short term      credit, currency, interest rate,         /X/               /X/             /X/
debt issued by domestic and foreign banks  liquidity, market, political or corporations. These securities are
usually discounted and are rated by S&P,
Moody's or another nationally recognized
statistical rating organization.

MORTGAGES (DIRECTLY HELD) Domestic debt    credit, environmental, extension,        /X/               /X/             /X/
instrument which gives the lender a lien   interest rate, liquidity, market,
on property as security for the loan       natural event, political,
payment.                                   prepayment, valuation

PRIVATE PLACEMENTS Bonds or other          credit, interest rate, liquidity,        /X/               /X/             /X/
investments that are sold directly to an   market, valuation
institutional investor.

REPURCHASE AGREEMENTS Contracts whereby    credit                                   /X/               /X/             /X/
the fund agrees to purchase a security
and resell it to the seller on a
particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts    credit                                   /X/(1)            /X/(1)          /X/
whereby the fund sells a security and
agrees to repurchase it from the buyer on
a particular date and at a specific
price. Considered a form of borrowing.

SWAPS Contractual agreement whereby a      credit, currency, interest rate,         /X/               /X/             /X/(1)
domestic or foreign party agrees to        leverage, market, political
exchange periodic payments with a
counterparty. Segregated liquid assets
are used to offset leverage risk.

SYNTHETIC VARIABLE RATE INSTRUMENTS Debt   credit, interest rate, leverage,         /X/               /X/             /X/
instruments whereby the issuer agrees to   liquidity, market, valuation
exchange one security for another in
order to change the maturity or quality
of a security in the fund.

TAX EXEMPT MUNICIPAL SECURITIES            credit, interest rate, market,           /X/               /X/             /X/
Securities, generally issued as general    natural event, political
obligation and revenue bonds, whose
interest is exempt from federal taxation
and state and/or local taxes in the state
where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt            interest rate                            /X/               /X/             /X/
instruments (Treasury bills, notes and
bonds) guaranteed by the U.S. government
for the timely payment of principal and
interest.

ZERO-COUPON, PAY-IN-KIND AND DEFERRED      credit, currency, interest rate,         /X/               /X/             /X/
PAYMENT SECURITIES Domestic and foreign    liquidity, market, political,
securities offering non-cash or            valuation
delayed-cash payment. Their prices are
typically more volatile than those of
some other debt instruments and involve
certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All forms of borrowing (including securities lending and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUNDS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                             POTENTIAL REWARDS                         AND REWARD
MARKET CONDITIONS

-  Each Fund's share price, yield and       -  Bonds have generally                   -  Under normal circumstances each
   total return will fluctuate in              outperformed money market                 Fund plans to remain fully invested
   response to bond market movements           investments over the long term,           in accordance with its policies and
                                               with less risk than stocks                may invest uninvested cash in
-  The value of most bonds will fall                                                     affiliated money market funds
   when interest rates rise; the longer     -  Most bonds will rise in value
   a bond's maturity and the lower its         when interest rates fall               -  The Funds seek to limit risk and
   credit quality, the more its value                                                    enhance total return or yields
   typically falls                          -  Asset-backed securities and               through careful management, sector
                                               direct mortgages can offer                allocation, individual securities
-  Adverse market conditions may from          attractive returns                        selection and duration management
   time to time cause a Fund to take
   temporary defensive positions that                                                 -  During severe market downturns,
   are inconsistent with its principal                                                   the Funds have the option of
   investment strategies and may hinder                                                  investing up to 100% of assets in
   a Fund from achieving its investment                                                  high quality short-term instruments
   objective
                                                                                      -  The adviser monitors interest rate
-  Asset-backed securities (securities                                                   trends, as well as geographic and
   representing an interest in, or                                                       demographic information, related to
   secured by, a pool of mortgages or                                                    mortgage prepayments
   other assets such as receivables) and
   direct mortgages could generate
   capital losses or periods of low
   yields if they are paid off
   substantially earlier or later than
   anticipated

-  Each Fund is non-diversified, which
   means that a relatively high
   percentage of the Fund's assets may
   be invested in a limited number of
   issuers. Therefore, its performance
   may be more vulnerable to changes in
   the market value of a single issuer
   or a group of issuers

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                             POTENTIAL REWARDS                         AND REWARD
CREDIT QUALITY

-  The default of an issuer would leave     -  Investment-grade bonds have a          -  Each Fund maintains its own policies
   a Fund with unpaid interest or              lower risk of default                     for balancing credit quality against
   principal                                                                             potential yields and gains in light
                                            -  Junk bonds offer higher yields            of its investment goals
-  Junk bonds (those rated BB, Ba or           and higher potential gains
   lower) have a higher risk of default,                                              -  The adviser develops its own
   tend to be less liquid and may be                                                     ratings of unrated securities and
   more difficult to value                                                               makes credit quality determinations
                                                                                         for unrated securities
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When a Fund buys securities before       -  A Fund can take advantage of           -  Each Fund segregates liquid assets
   issue or for delayed delivery, it           attractive transaction                    to offset leverage risk
   could be exposed to leverage risk if        opportunities
   it does not segregate liquid assets

MANAGEMENT CHOICES

-  A Fund could underperform its            -  A Fund could outperform its            -  The adviser focuses its active
   benchmark due to its sector,                benchmark due to these same               management on those areas where it
   securities or duration choices              choices                                   believes its commitment to research
                                                                                         can most enhance returns and manage
                                                                                         risks in a consistent way

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                             POTENTIAL REWARDS                         AND REWARD
DERIVATIVES

-  Derivatives such as futures, options,    -  Hedges that correlate well with        -  The Funds use derivatives, such as
   swaps and forward foreign currency          underlying positions can reduce           futures, options, swaps and forward
   contracts(1) that are used for              or eliminate losses at low cost           foreign currency contracts for
   hedging the portfolio or specific                                                     hedging and for risk management
   securities may not fully offset the      -  A Fund could make money and               (i.e., to adjust duration or yield
   underlying positions and this could         protect against losses if                 curve exposure, or to establish or
   result in losses to the Funds that          management's analysis proves              adjust exposure to particular
   would not have otherwise occurred           correct                                   securities, markets, or currencies);
                                                                                         risk management may include
-  Derivatives used for risk management     -  Derivatives that involve                  management of a Fund's exposure
   may not have the intended effects           leverage could generate                   relative to its benchmark
   and may result in losses or missed          substantial gains at low cost
   opportunities                                                                      -  The Funds only establish hedges that
                                                                                         they expect will be highly correlated
-  The counterparty to a derivatives                                                     with underlying positions
   contract could default
                                                                                      -  The Intermediate Tax Free Income Fund
-  Certain types of derivatives involve                                                  and New York Intermediate Tax Free
   costs to the Funds which can reduce                                                   Income Fund may use derivatives to
   returns                                                                               increase income or gain

-  Derivatives that involve leverage                                                  -  While the Funds may use derivatives
   could magnify losses                                                                  that incidentally involve leverage,
                                                                                         they do not use them for the specific
-  Derivatives used for non-hedging                                                      purpose of leveraging their
   purposes could cause losses that                                                      portfolios
   exceed the original investment

-  Derivatives may, for tax purposes,
   affect the character of gain and loss
   realized by a Fund, accelerate
   recognition of income to a Fund,
   affect the holding period of a Fund's
   assets and defer recognition of
   certain of a Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                             POTENTIAL REWARDS                         AND REWARD
SECURITIES LENDING(2)

-  When a Fund lends a security, there      -  A Fund may enhance income through      -  The adviser maintains a list of
   is a risk that the loaned securities        the investment of the collateral          approved borrowers
   may not be returned if the borrower         received from the borrower
   defaults                                                                           -  The Funds receive collateral equal to
                                                                                         at least 100% of the current value of
-  The collateral will be subject to the                                                 securities loaned plus accrued
   risks of the securities in which it                                                   interest
   is invested
                                                                                      -  The lending agents indemnify a Fund
                                                                                         against borrower default

                                                                                      -  The adviser's collateral investment
                                                                                         guidelines limit the quality and
                                                                                         duration of collateral investment to
                                                                                         minimize losses

                                                                                      -  Upon recall, the borrower must return
                                                                                         the securities loaned within the
                                                                                         normal settlement period

ILLIQUID HOLDINGS

-  The Fund could have difficulty           -  These holdings may offer more          -  No Fund may invest more than 15% of
   valuing these holdings precisely            attractive yields or potential            net assets in illiquid holdings
                                               growth than comparable widely
-  The Fund could be unable to sell            traded securities                      -  To maintain adequate liquidity to
   these holdings at the time or price                                                   meet redemptions, each Fund may hold
   desired                                                                               investment-grade short-term
                                                                                         securities (including repurchase
                                                                                         agreements and reverse repurchase
                                                                                         agreements) and, for temporary or
                                                                                         extraordinary purposes, may borrow
                                                                                         from banks up to 33 1/3% of the value
                                                                                         of its total assets or draw on a line
                                                                                         of credit

SHORT-TERM TRADING

-  Increased trading would raise a          -  A Fund could realize gains in a        -  A Fund may use short-term trading to
   Fund's transaction costs                    short period of time                      take advantage of attractive or
                                                                                         unexpected opportunities or to meet
-  Increased short-term capital gains       -  A Fund could protect against              demands generated by shareholder
   distributions would raise                   losses if a bond is overvalued            activity
   shareholders' income tax liability          and its value later falls

(2) Although each of the Funds is authorized to engage in securities lending, none of the Funds currently does so.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

INSTITUTIONAL CLASS SHARES


                                                                  PER SHARE OPERATING PERFORMANCE:
                                 ------------------------------------------------------------------------------------------------
                                               INCOME FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                             ---------------------------------------   ------------------------------------------
                                                             NET GAINS
                                                          OR LOSSES ON
                                 NET ASSET          NET     SECURITIES                  DIVIDENDS
                                    VALUE,   INVESTMENT          (BOTH    TOTAL FROM     FROM NET   DISTRIBUTIONS
                                 BEGINNING       INCOME   REALIZED AND    INVESTMENT   INVESTMENT    FROM CAPITAL           TOTAL
                                 OF PERIOD       (LOSS)    UNREALIZED)    OPERATIONS       INCOME           GAINS   DISTRIBUTIONS
CALIFORNIA BOND FUND

Year Ended 8/31/04               $   10.64         0.39           0.21          0.60         0.39            0.24            0.63
Year Ended 8/31/03               $   10.90         0.41          (0.23)         0.18         0.40            0.04            0.44
Year Ended 8/31/02               $   10.73         0.42           0.16          0.58         0.41              --            0.41
5/1/01 Through 8/31/01^          $   10.36         0.14           0.40          0.54         0.14            0.03            0.17
Year Ended 4/30/01               $   10.03         0.46           0.33          0.79         0.46              --            0.46
Year Ended 4/30/00               $   10.40         0.42          (0.36)         0.06         0.42            0.01            0.43

INTERMEDIATE TAX FREE
INCOME FUND

Year Ended 8/31/04               $   10.93         0.43@          0.14          0.57         0.43            0.08            0.51
Year Ended 8/31/03               $   11.15         0.43          (0.15)         0.28         0.43            0.07            0.50
9/10/01** Through 8/31/02        $   10.94         0.44           0.25          0.69         0.44            0.04            0.48

NEW YORK INTERMEDIATE TAX FREE
INCOME FUND

Year Ended 8/31/04               $    7.36         0.26           0.16          0.42         0.26            0.11            0.37
Year Ended 8/31/03               $    7.46         0.28@         (0.10)         0.18         0.28              --!           0.28
9/10/01** Through 8/31/02        $    7.33         0.27@          0.15          0.42         0.28            0.01            0.29


  ^ The Fund changed its fiscal year end from April 30 to August 31. ** Commencement of offering of class of shares.
  ! Rounds to less than .005.
  @ Calculated based upon average shares outstanding.
(a) Not annualized for periods less than one year.
  # Short periods have been annualized.

                                 PER SHARE OPERATING PERFORMANCE:
                                 --------------------------------
                                  NET ASSET
                                 VALUE, END                 TOTAL
                                  OF PERIOD                RETURN (a)
CALIFORNIA BOND FUND

Year Ended 8/31/04               $    10.61                  5.76%
Year Ended 8/31/03               $    10.64                  1.67%
Year Ended 8/31/02               $    10.90                  5.57%
5/1/01 Through 8/31/01^          $    10.73                  5.31%
Year Ended 4/30/01               $    10.36                  7.97%
Year Ended 4/30/00               $    10.03                  0.70%

INTERMEDIATE TAX FREE
INCOME FUND

Year Ended 8/31/04               $    10.99                  5.26%
Year Ended 8/31/03               $    10.93                  2.60%
9/10/01** Through 8/31/02        $    11.15                  6.43%

NEW YORK INTERMEDIATE TAX FREE
INCOME FUND

Year Ended 8/31/04               $     7.41                  5.82%
Year Ended 8/31/03               $     7.36                  2.40%
9/10/01** Through 8/31/02        $     7.46                  5.89%

                                                            RATIOS/SUPPLEMENTAL DATA:
                                  --------------------------------------------------------------------------------------------------
                                                                           RATIOS TO AVERAGE NET ASSETS: #
                                                 -------------------------------------------------------------------
                                                                                                      NET INVESTMENT
                                    NET ASSETS,                    NET               EXPENSES                 INCOME
                                         END OF             INVESTMENT       WITHOUT WAIVERS,       WITHOUT WAIVERS,   PORTFOLIO
                                         PERIOD       NET       INCOME         REIMBURSEMENTS         REIMBURSEMENTS    TURNOVER
                                  (IN MILLIONS)  EXPENSES       (LOSS)   AND EARNINGS CREDITS   AND EARNINGS CREDITS        RATE (a)
CALIFORNIA BOND FUND

Year Ended 8/31/04                $          72      0.50%        3.62%                  0.70%                  3.42%         43%
Year Ended 8/31/03                $         107      0.50%        3.72%                  0.66%                  3.56%         49%
Year Ended 8/31/02                $         149      0.50%        3.84%                  0.71%                  3.63%         65%
5/1/01 Through 8/31/01^           $         137      0.50%        3.99%                  0.59%                  3.90%         29%
Year Ended 4/30/01                $         126      0.50%        4.40%                  0.59%                  4.31%         55%
Year Ended 4/30/00                $          85      0.50%        4.19%                  0.70%                  3.99%         87%

INTERMEDIATE TAX FREE
INCOME FUND

Year Ended 8/31/04                $         385      0.50%        3.87%                  0.59%                  3.78%         65%
Year Ended 8/31/03                $         484      0.50%        3.89%                  0.59%                  3.80%         56%
9/10/01** Through 8/31/02         $         642      0.50%        4.02%                  0.58%                  3.94%         71%

NEW YORK INTERMEDIATE TAX FREE
INCOME FUND

Year Ended 8/31/04                $         174      0.50%        3.57%                  0.61%                  3.46%         30%
Year Ended 8/31/03                $         229      0.50%        3.70%                  0.60%                  3.60%         38%
9/10/01** Through 8/31/02         $         298      0.50%        3.85%                  0.62%                  3.73%         75%

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at

1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
PO BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution you should contact that institution directly for more information. You can also find information online www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

The Investment Company Act File No. for the JPMorgan
Intermediate Tax Free Income Fund and the JPMorgan New York
Intermediate Tax Free Income Fund is 811-7841 and for the
JPMorgan California Bond Fund is 811-7795


(C) JPMorgan Chase & Co. All Rights Reserved. December 2004

PR-TFI-1204

JPMORGAN FUNDS



PROSPECTUS DECEMBER 29 2004


[GRAPHIC]

JPMORGAN TAX FREE FUNDS

SELECT CLASS SHARES

CALIFORNIA BOND FUND

INTERMEDIATE TAX FREE INCOME FUND

NEW JERSEY TAX FREE INCOME FUND

NEW YORK INTERMEDIATE TAX FREE INCOME FUND

TAX FREE INCOME FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


California Bond Fund                                        1

Intermediate Tax Free Income Fund                           7

New Jersey Tax Free Income Fund                            13

New York Intermediate Tax Free Income Fund                 19

Tax Free Income Fund                                       25

The Funds' Management and Administration                   31

How to Do Business with the Funds                          33

    Purchasing Fund Shares                                 33

    Shareholder Servicing Fee                              36

    Exchanging Fund Shares                                 36

    Redeeming Fund Shares                                  37

Shareholder Information                                    39

    Distributions and Taxes                                39

    Availability of Proxy Voting Record                    40

    Portfolio Holdings Disclosure                          40

Future Changes to Certain Information
    Concerning the Funds                                   41

Investments                                                54

Risk and Reward Elements                                   56

Financial Highlights                                       60

How To Reach Us                                    BACK COVER

JPMORGAN CALIFORNIA BOND FUND

RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND MAIN RISKS, AS WELL AS FUND STRATEGIES, PLEASE SEE PAGES 54-59.


THE FUND'S OBJECTIVE
THE FUND SEEKS TO PROVIDE HIGH AFTER-TAX TOTAL RETURN FOR CALIFORNIA RESIDENTS CONSISTENT WITH MODERATE RISK OF CAPITAL.

THE FUND'S MAIN INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal securities, the income from which is exempt from federal and state personal income taxes for California residents and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund seeks investments that also provide high current income. Municipal securities in which the Fund can invest include those issued by the State of California, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions. Because the Fund's objective is high after-tax total return rather than high tax-exempt income, the Fund may invest to a limited extent in securities of other states or territories. To the extent that the Fund invests in municipal securities of other states, the income from such securities would be free from federal personal income taxes for California residents but would be subject to California state personal income taxes. For non-California residents, the income from California municipal securities is free from federal personal income taxes only.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitute for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or California personal income taxes. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.

The Fund's securities may be of any maturity, but under normal circumstances the Fund's duration will generally range between three and seven years, similar to that of the Lehman California Competitive Intermediate Bond Index (1-17) (also known as the Lehman 1-17 Year California Municipal Bond Index) (which currently has a duration of 5.42 years).

At least 90% of the Fund's total assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P) or Fitch Ratings (Fitch). The Fund also may invest in unrated securities of comparable quality. No more than 10% of total assets may be invested in securities rated B or BB.

There may be times when there are not enough municipal securities available to meet the Fund's needs. On these occasions, the Fund may invest in securities that may be subject to federal income tax.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

The Fund's share price and total return will vary in response to changes in interest rates. How the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Because the Fund primarily invests in issuers in the State of California, its performance will be affected by the fiscal and economic health of that state and its municipalities.

The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax on individuals or California personal income taxes. Consult your tax advisor for more information.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. This could

                                                     PROSPECTUS DECEMBER 29 2004


decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions because of political and economic instability, the imposition of government controls or regulations that do not match U.S. standards.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

To the extent the Fund does invest in money market instruments, it will bear its ratable share of the expenses of the money market fund which would result in duplicative expenses.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

- want an investment that pays monthly dividends

- want an income that is exempt from federal, state, and local (if applicable) personal income taxes in California.

The Fund is NOT designed for investors who:

- are investing for aggressive long-term growth

- require stability of principal

- are investing through a tax-deferred account such as an IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past year, five years and life of the Fund. It compares that performance to the Lehman California Competitive Intermediate Bond Index (1-17), a broad-based securities market index, and the Lipper California Municipal Debt Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1997     7.61%
1998     5.48%
1999    -0.78%
2000    10.14%
2001     4.43%
2002     7.76%
2003     3.61%

BEST QUARTER 3rd quarter, 2002     4.43%
WORST QUARTER 2nd quarter, 1999   -2.02%

The Fund's year-to-date total return as of 9/30/04 was 2.01%

* The performance before Select Class Shares were launched on 4/21/97 is based on the Institutional Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The Fund commenced operations on 12/23/96. During this period, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*,(1)

                                                                    PAST 1 YEAR    PAST 5 YEARS     LIFE OF THE FUND
--------------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                        3.61            4.97                 5.44

Return After Taxes on Distributions                                        3.17            4.83                 5.32

Return After Taxes on Distributions and Sale of Fund Shares                3.98            4.78                 5.21
--------------------------------------------------------------------------------------------------------------------
LEHMAN CALIFORNIA COMPETITIVE INTERMEDIATE BOND INDEX (1-17)
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                       4.30            5.36                 5.91
--------------------------------------------------------------------------------------------------------------------
LIPPER CALIFORNIA MUNICIPAL DEBT FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                         4.56            4.86                 5.68

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.

(1) The Fund commenced operations on 12/23/96. Performance for the benchmarks is from 12/31/96.

^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                            0.30
DISTRIBUTION (RULE 12b-1) FEES                                             NONE
SHAREHOLDER SERVICE FEES                                                   0.25
OTHER EXPENSES(1)                                                          0.33
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                            0.88
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                 (0.23)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                            0.65


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects (i) a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.65% of its average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.65% of its average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.


                                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)           66         234         441         1041

JPMORGAN INTERMEDIATE TAX FREE INCOME FUND

RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND MAIN RISKS, AS WELL AS FUND STRATEGIES, PLEASE SEE PAGES 54-59.


THE FUND'S OBJECTIVE
THE FUND SEEKS TO PROVIDE MONTHLY DIVIDENDS, WHICH ARE EXCLUDED FROM GROSS INCOME, AND TO PROTECT THE VALUE OF YOUR INVESTMENT BY INVESTING PRIMARILY IN MUNICIPAL OBLIGATIONS.

THE FUND'S MAIN INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitute for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund invests in securities that are rated as investment-grade by Moody's, S&P or Fitch. It may also invest in unrated securities of comparable quality.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.

The average dollar weighted maturity of the Fund's portfolio will be between three and ten years.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax or the federal alternative minimum tax on individuals. To temporarily defend the value of its assets, the Fund may exceed this limit.

The Fund may invest in money market funds so that it can easily convert investments into cash without losing a significant amount of money in the process.

There may be times when there are not enough municipal obligations available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

A municipality that gets into financial trouble could find it difficult to make interest and principal payments, which would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.

The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax on individuals. Consult your tax advisor for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls or regulations that do not match U.S. standards.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds, but generally less than that of stock funds

- want an investment that pays monthly dividends

- want an income that is exempt from federal personal income taxes

The Fund is NOT designed for investors who:

- are investing for aggressive long-term growth

- require stability of principal

- are investing through a tax-deferred account such as an IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past year, five years and ten years. It compares that performance to the Lehman Competitive Intermediate (1-17 Year) Maturities Index, a broad-based securities market index, and the Lipper Intermediate Municipal Debt Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994    -3.96%
1995    14.39%
1996     3.76%
1997     8.21%
1998     6.56%
1999    -0.55%
2000     8.56%
2001     4.82%
2002     9.23%
2003     4.05%

BEST QUARTER 1st quarter, 1995     5.92%
WORST QUARTER 1st quarter, 1994   -3.52%

The Fund's year-to-date total return as of 9/30/04 was 1.73%

* The performance for the period before Select Class Shares were launched on 1/1/97 is based on the performance of the Fund's predecessor, which was a common trust fund. The historical performance of shares of the predecessor has been adjusted to reflect the Fund's expense level (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*

                                                                 PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
----------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                     4.05            5.16             5.39

Return After Taxes on Distributions                                     3.89            5.05              N/A(1)

Return After Taxes on Distributions and Sale of Fund Shares             4.05            4.97              N/A(1)
----------------------------------------------------------------------------------------------------------------
LEHMAN COMPETITIVE INTERMEDIATE (1-17 YEAR) MATURITIES INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                    4.85            5.69             5.80
----------------------------------------------------------------------------------------------------------------
LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                      4.36            4.90             5.01

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                            0.30
DISTRIBUTION (RULE 12b-1) FEES                                             NONE
SHAREHOLDER SERVICE FEES                                                   0.25
OTHER EXPENSES(1)                                                          0.18
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                            0.73
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                 (0.07)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                            0.66


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects (i) a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.66% of its average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.66% of its average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.


                                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)           67         219         392          893

JPMORGAN NEW JERSEY TAX FREE INCOME FUND

RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND MAIN RISKS, AS WELL AS FUND STRATEGIES, PLEASE SEE PAGES 54-59.


THE FUND'S OBJECTIVE
THE FUND SEEKS TO PROVIDE MONTHLY DIVIDENDS THAT ARE EXCLUDED FROM GROSS INCOME FOR FEDERAL INCOME TAX PURPOSES AND ARE EXEMPT FROM THE NEW JERSEY GROSS INCOME TAX, THAT STATE'S PERSONAL INCOME TAX. IT ALSO SEEKS TO PROTECT THE VALUE OF YOUR INVESTMENT.

THE FUND'S MAIN INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes, exempt from New Jersey personal income taxes, and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitute for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in municipal obligations issued by the State of New Jersey, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions.

The Fund invests in securities that are rated as investment grade by Moody's, S&P or Fitch. It may also invest in unrated securities of comparable quality.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or New Jersey personal income taxes. To temporarily defend the value of its assets, the Fund may exceed this limit.

There may be times when there are not enough municipal obligations available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

The Fund invests primarily in the State of New Jersey and its municipalities and public authorities. If the state, or any of the local government bodies, gets into financial trouble, it could have difficulty paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.

The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax on individuals or New Jersey personal income taxes. Consult your tax advisor for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls or regulations that do not match U.S. standards.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the Fund's assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

- want an investment that pays monthly dividends

- want an income that is exempt from federal, state, and local (if applicable) personal income taxes in New Jersey

The Fund is NOT designed for investors who:

- are investing for aggressive long-term growth

- require stability of principal

- are investing through a tax-deferred account such as an IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the Lehman Competitive Intermediate (1-17 Year) Maturities Index, a broad-based securities market index, and the Lipper New Jersey Municipal Debt Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994      -2.38%
1995      11.72%
1996       3.16%
1997       7.66%
1998       6.20%
1999      -1.93%
2000      11.46%
2001       4.21%
2002       9.50%
2003       4.92%

BEST QUARTER 4th quarter, 2000     4.96%
WORST QUARTER 1st quarter, 1994   -2.60%

The Fund's year-to-date total return as of 9/30/04 was 2.10%

* The performance of the Fund prior to 1/1/97 is based on the historical performance of the Fund's predecessor, which was a common trust fund. The historical performance of shares of the predecessor fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*

                                                                 PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
----------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                     4.92            5.53             5.35

Return After Taxes on Distributions                                     4.33            5.20              N/A(1)

Return After Taxes on Distributions and Sale of Fund Shares             4.93            5.20              N/A(1)
----------------------------------------------------------------------------------------------------------------
LEHMAN COMPETITIVE INTERMEDIATE (1-17 YEAR) MATURITIES INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                    4.85            5.69             5.80
----------------------------------------------------------------------------------------------------------------
LIPPER NEW JERSEY MUNICIPAL DEBT FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                      4.93            4.80             5.05

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                            0.30
DISTRIBUTION (RULE 12b-1) FEES                                             NONE
SHAREHOLDER SERVICE FEES                                                   0.25
OTHER EXPENSES(1)                                                          0.38
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                            0.93
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                 (0.18)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                            0.75


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects (i) a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% of its average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% of its average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.


                                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)           77         260         479        1,109

JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND

RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND MAIN RISKS, AS WELL AS FUND STRATEGIES, PLEASE SEE PAGES 54-59.


THE FUND'S OBJECTIVE
THE FUND SEEKS TO PROVIDE MONTHLY DIVIDENDS THAT ARE EXCLUDED FROM GROSS INCOME FOR FEDERAL INCOME TAX PURPOSES AND ARE EXEMPT FROM NEW YORK STATE AND NEW YORK CITY PERSONAL INCOME TAXES. IT ALSO SEEKS TO PROTECT THE VALUE OF YOUR INVESTMENT.

THE FUND'S MAIN INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purpose and exempt from New York State and New York City personal income taxes, and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.

The Fund may invest in municipal obligations issued by the State of New York, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitute for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund invests in securities that are rated as investment-grade by Moody's, S&P or Fitch. It may also invest in unrated securities of comparable quality.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.

The average dollar weighted maturity of the Fund's portfolio will be between three and ten years.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. To temporarily defend the value of its assets, the Fund may exceed this limit.

There may be times when there are not enough municipal obligations available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

The Fund invests primarily in New York State and its municipalities and public authorities. If the state, or any of the local government bodies, gets into financial trouble, it could have difficulty paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.

The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. Consult your tax advisor for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions because of political or economic instability, the imposition of government controls or regulations that do not match U.S. standards.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

                                                     PROSPECTUS DECEMBER 29 2004


WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

- want an investment that pays monthly dividends

- want an income that is exempt from federal, state, and local (if applicable) personal income taxes in New York

The Fund is NOT designed for investors who:

- are investing for aggressive long-term growth

- require stability of principal

- are investing through a tax-deferred account such as an IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past year, five years and ten years. It compares that performance to the Lehman NY Competitive Intermediate (1-17 Year) Maturities Index, a broad-based securities market index, and the Lipper New York Intermediate Municipal Debt Funds Average, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994    -5.81%
1995    15.42%
1996     3.06%
1997     8.46%
1998     6.45%
1999    -1.41%
2000     9.93%
2001     4.15%
2002     8.73%
2003     4.18%

BEST QUARTER 1st quarter, 1995      5.82%
WORST QUARTER 1st quarter, 1994    -4.27%

The Fund's year-to-date total return as of 9/30/04 was 1.94%.

* The performance prior to 1/1/97 is based on the historical performance of the Fund's predecessor, which was a common trust fund. The historical performance of shares of the predecessor fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*

                                                                           PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS
----------------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                               4.18            5.04            5.16

Return After Taxes on Distributions                                               3.91            4.97             N/A(1)

Return After Taxes on Distributions and Sale of Fund Shares                       4.20            4.88             N/A(1)
----------------------------------------------------------------------------------------------------------------------
LEHMAN NY COMPETITIVE INTERMEDIATE (1-17 YEAR) MATURITIES INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                                4.94            5.66            5.98

LIPPER NEW YORK INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE
(REFLECTS NO DEDUCTION FOR TAXES)^                                                3.94            4.89            4.87

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                                                       0.30
DISTRIBUTION (RULE 12b-1) FEES                                        NONE
SHAREHOLDER SERVICE FEES                                              0.25
OTHER EXPENSES(1)                                                     0.21
--------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                       0.76
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                            (0.04)
--------------------------------------------------------------------------
NET EXPENSES(2)                                                       0.72


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects (i) a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.72% of its average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.72% of its average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                                       1 YEAR     3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                74        235        414        935

JPMORGAN TAX FREE INCOME FUND

RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND MAIN RISKS, AS WELL AS FUND STRATEGIES, PLEASE SEE PAGES 54-59.


THE FUND'S OBJECTIVE
THE FUND SEEKS TO PROVIDE MONTHLY DIVIDENDS THAT ARE EXCLUDED FROM GROSS INCOME FOR FEDERAL INCOME TAX PURPOSES AND TO PROTECT THE VALUE OF YOUR INVESTMENT BY INVESTING PRIMARILY IN MUNICIPAL OBLIGATIONS.

THE FUND'S MAIN INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.

The Fund invests in securities that are rated as investment-grade by Moody's, S&P or Fitch. It may also invest in unrated securities of comparable quality.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitute for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax or the federal alternative minimum tax on individuals. To temporarily defend the value of its assets, the Fund may exceed this limit.

The Fund may also invest in municipal lease obligations. These allow the Fund to participate in municipal lease agreements and installment purchase contracts.

The Fund may invest up to 25% of its total assets in municipal lease obligations backed by letters of credit or guarantees from U.S. and foreign banks and other foreign institutions.

There may be times when there are not enough municipal obligations available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

If a municipality gets into financial trouble, it could have difficulty paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.

The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax on individuals. Consult your tax advisor for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls or regulations that do not match U.S. standards.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

                                                     PROSPECTUS DECEMBER 29 2004


WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

- want an investment that pays monthly dividends

- want an income that is exempt from federal and personal income taxes

The Fund is NOT designed for investors who:

- are investing for aggressive long-term growth

- require stability of principal

- are investing through a tax-deferred account such as an IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares*. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past year, five years and ten years. It compares that performance to the Lehman Municipal Bond Index, a broad-based securities index, and the Lipper General Municipal Debt Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994    -3.88%
1995    14.44%
1996     4.09%
1997     9.11%
1998     6.49%
1999    -3.26%
2000    11.68%
2001     3.79%
2002     9.69%
2003     4.45%

BEST QUARTER 1st quarter, 1995      5.72%
WORST QUARTER 1st quarter, 1994    -3.29%

The Fund's year-to-date total return as of 9/30/04 was 2.93%.

* The performance of the Fund's shares prior to 1/1/97 is based on the historical performance of the Fund's predecessor, which was a common trust fund. The historical performance of shares of the predecessor fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*

                                                                           PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS
----------------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                               4.45            5.14            5.51

Return After Taxes on Distributions                                               4.16            5.03             N/A(1)

Return After Taxes on Distributions and Sale of Fund Shares                       4.48            5.01             N/A(1)
----------------------------------------------------------------------------------------------------------------------
LEHMAN MUNICIPAL BOND INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                              5.32            5.83            6.03
----------------------------------------------------------------------------------------------------------------------
LIPPER GENERAL MUNICIPAL DEBT FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                                5.33            4.89            5.30

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                       0.30
DISTRIBUTION (RULE 12b-1) FEES                                        NONE
SHAREHOLDER SERVICE FEES                                              0.25
OTHER EXPENSES(1)                                                     0.19
--------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES(2)                                    0.74


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects (i) a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% of its average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% of its average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
This example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.


                                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                76        238        412        919

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The California Bond Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. The Intermediate Tax Free Income Fund, New Jersey Tax Free Income Fund, New York Intermediate Tax Free Income Fund and Tax Free Income Fund are series of J.P. Morgan Mutual Fund Select Trust which is a Massachusetts business trust. The trusts are both governed by the same trustees. The trustees are responsible for overseeing all business activities. Certain changes to the organization of these trusts are being proposed for shareholder approval. For information about these proposed changes, see "Future Changes to Certain Information Concerning the Funds" below.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-348-4782 to obtain more information concerning all of the Funds' share classes. A financial intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

THE FUNDS' INVESTMENT ADVISER
JPMIM is the investment adviser and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 8/31/04, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

FUND                                                                     %
CALIFORNIA BOND FUND                                                  0.30
--------------------------------------------------------------------------
INTERMEDIATE TAX FREE INCOME FUND                                     0.30
--------------------------------------------------------------------------
NEW JERSEY TAX FREE INCOME FUND                                       0.30
--------------------------------------------------------------------------
NEW YORK INTERMEDIATE TAX FREE INCOME
BOND FUND                                                             0.30
--------------------------------------------------------------------------
TAX FREE INCOME FUND                                                  0.30

PORTFOLIO MANAGERS
The Funds are managed by a team of individuals at JPMIM.

FUND MANAGER COMPENSATION
All of the portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards, or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the Funds they help manage.

THE FUNDS' ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT
Through February 18, 2005, JPMorgan Chase Bank, N.A. (JPMorgan Chase Bank) will provide administrative services and oversee each Fund's other service providers. Effective February 19, 2005, One Group Administrative Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the Funds' administrator and will provide administrative services and oversee each Fund's other service providers. The Funds' administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

The Trusts, on behalf of the Funds, have entered into shareholder servicing agreements with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Funds' customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Select Class Shares of each Fund held by investors serviced by the shareholder servicing agent. JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of the 0.25% annual fee to such entities for performing shareholder and administrative services.

Effective February 19, 2005, One Group Dealer Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the Funds' shareholder servicing agent. For more information regarding the transitions of the administrator and the shareholder servicing agent, read "Future Changes to Certain Information Concerning the Funds" below.

THE FUND'S DISTRIBUTOR
J.P. Morgan Fund Distributors, Inc. (Distributor) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

Effective February 19, 2005, One Group Dealer Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the distributor for the Funds.

ADDITIONAL COMPENSATION TO SHAREHOLDER SERVICING AGENTS AND SELECTED DEALERS JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder service fee it receives from the Funds to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. In addition to this fee, any of JPMorgan Chase Bank, its affiliates and the Distributor may make additional payments at their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

HOW TO DO BUSINESS WITH THE FUNDS

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:


- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrator and others, including various affiliates of JPMorgan Chase. Shares purchased this way will typically be held for you by the Financial Intermediary; and


- Directly from the Funds through the JPMorgan Funds Service Center.

WHEN CAN I BUY SHARES?
Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only, purchase orders accepted by a Fund or an authorized agent of a Fund before 4:00 p.m. Eastern Time (ET) will be effective that day. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests received by a Fund or an authorized agent of a Fund after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption requests.

Share ownership is are electronically recorded. Therefore, certificates will not be issued.


The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.


Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.


Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.


In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is placed in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?
Investors must buy a minimum of $1,000,000 worth of Select Class Shares in a Fund to open an account. An investor can combine purchases of Select Class Shares, of other JPMorgan Funds (except for money market funds) in order to meet the minimum. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund. Current shareholders of Select Class Shares who hold their shares as a

                                                     PROSPECTUS DECEMBER 29 2004


result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares of this and other Funds without regard to this minimum.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive investment minimum. For further information on investment minimum waivers, call 1-800-348-4782.

If you are purchasing shares directly from the Funds, complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.


We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV per share next calculated after all of the required information is received.


Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you choose to pay by wire, please call 1-800-348-4782 to notify the Funds of your purchase and authorize your financial institution to wire funds to:


JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Fund Services

ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
 (EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: XYZ CORPORATION)


Make your check out to JPMORGAN FUNDS in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- How do I redeem shares?"


Your purchase may be cancelled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire may be cancelled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. ET on the settlement date.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.

If you have any questions, contact your Financial Intermediary or call 1-800-348-4782.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-348-4782 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:


JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services

ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
 (EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

SHAREHOLDER SERVICING FEES
JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder servicing fee it receives from the Funds to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. Any of JPMorgan Chase Bank, its affiliates and the Distributor may make additional payments at its or their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
Beginning 15 days after you buy your shares, you may exchange your shares for shares of the same class of certain other JPMorgan Funds. Select Class Shares of a Fund may be exchanged for Select Class Shares of another JPMorgan Fund.

The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-348-4782.

WHEN ARE EXCHANGES PROCESSED?
Exchanges are processed the same business day they are received, provided:


- The Fund accepts the request by 4:00 p.m. ET.


- You have contacted your Financial Intermediary, if necessary.


- All proper documentation in proper form accompanies the request.


ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services Center by check or through an ACH transaction for 15 days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by a Fund or an authorized agent of a Fund before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective that day.

All required documentation in the proper form must accompany a redemption order. The Funds may refuse to honor incomplete redemption orders.


HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.


You may send a written redemption order to your Financial Intermediary, if applicable, or to the Fund at the following address:


JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

Unless you indicated otherwise on your Account Application, you may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.


Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption request. If you have changed your address within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH, and only to a bank account on record with the Funds.

You will not be permitted to enter a redemption order for shares purchased directly through JPMorgan Funds Service Center by check or through an ACH transaction for 15 days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.


WHAT WILL MY SHARES BE WORTH?

If the Fund or an authorized agent of the Fund accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.

CAN I REDEEM BY TELEPHONE?
Yes, unless you indicated otherwise on your Account Application.


Contact your Financial Intermediary, if applicable, or call 1-800-348-4782 to relay your redemption order.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH, and only to a bank account on record with the Fund.


The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of a Fund's assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account.

The Funds may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. The SEC has permitted a suspension; or

4. An emergency exists, as determined by the SEC.


See "Purchases, Purchases and and Exchanges" in the Statement of Additional Information for more details about this process.


You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


The Funds declare dividends daily and distribute any net investment income (other than short-term capital gains) at least monthly. Net capital gain is distributed annually. Effective from and after January 1, 2005, each Fund will generally declare dividends on the last business day of each month and pay such dividends on the first business day of the following month. The Funds make net capital gains distributions, if any, once a year. Each Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, each Fund may also make fewer net capital gain payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of a Fund's net investment income and net capital gain. You have three options for your distributions. You may:


- reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from any of the Funds will qualify to any significant extent for the reduced 15% tax rate applicable to qualified dividend income. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. However, for the California Bond Fund, California residents will not have to pay California personal income taxes on dividends of tax-exempt income from California municipal obligations. Similarly, for the New Jersey Tax Free Income Fund, New Jersey residents will not have to pay New Jersey personal income taxes on dividends of tax-exempt income from New Jersey municipal obligations, and for the New York Intermediate Tax Free Income Fund, New York residents will not have to pay New York State or New York City personal income taxes on dividends of tax-exempt income from New York municipal obligations. The state or municipality where you live may not charge you state or local taxes on dividends of tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or at the Funds' at www.jpmorganfunds.com no later than August 31 of each year. Each Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.


Each Funds' top ten holdings as of the last day of each month and each calendar quarter are posted on the Funds' website at www.jpmorganfunds.com, no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-348-4782.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS

On July 1, 2004, Bank One Corporation, the former corporate parent of Banc One Investment Advisors Corporation (BOIA), One Group Dealer Services, Inc. (Distributor), and One Group Administrative Services, Inc. (OGA) merged into JPMorgan Chase & Co. BOIA, the Distributor and OGA are the investment adviser, the distributor and the administrator, respectively, to One Group Mutual Funds. As a consequence of the merger, on that date BOIA, OGA and the Distributor became affiliates of both J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Chase Bank. JPMIM is the investment adviser to the JPMorgan Funds, and JPMorgan Chase Bank is the administrator, shareholder servicing agent and custodian to the JPMorgan Funds.

As a result of these new affiliations, steps to integrate to the greatest extent possible the operations of One Group Mutual Funds and the JPMorgan Funds have been actively considered over the course of the past several months in order to take advantage of potential operational and administrative efficiencies and to eliminate overlapping or duplicative product offerings. At Board meetings held in June and July 2004, BOIA, OGA, JPMIM and JPMorgan Chase Bank discussed various aspects of the proposed integration plan with the Board of Trustees of One Group Mutual Funds and the Board of Directors and Boards of Trustees, as applicable (Boards), of the JPMorgan Funds, respectively. At meetings held in August 2004, BOIA and OGA made proposals to the Board of Trustees of One Group Mutual Funds and JPMIM and JPMorgan Chase Bank made proposals to the Boards of the JPMorgan Funds in order to seek to achieve those goals. BOIA and JPMIM, however, will continue as separate investment advisory entities, for the foreseeable future, and will continue to provide investment advisory services to the One Group Funds and the JPMorgan Funds.

On August 12, 2004, the Board of Trustees of One Group Mutual Funds, and on August 19, 2004, the Boards of the JPMorgan Funds, approved a series of initiatives that are designed to: (i) integrate the operations of the two fund complexes; (ii) streamline the operations and product offerings of the two fund complexes; and (iii) take advantage of potential economies of scale. The integration of the two fund complexes will include, among other things, (i) adopting a common fee structure; (ii) eliminating overlapping or duplicative Funds; (iii) redomiciling each fund complex to a single jurisdiction and single form of declaration of trust; (iv) electing a single board of trustees and senior officers; (v) proposing certain changes to fundamental investment policies of some of the JPMorgan Funds and all of the One Group Funds; (vi) engaging a common set of service providers; and (vii) conforming redemption fee practices.

- COMMON FEE STRUCTURE: On August 12, 2004 and August 19, 2004, respectively, the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds approved a series of proposals designed to facilitate the integration of One Group Mutual Funds with the JPMorgan Funds into an integrated fund complex in which all of the Funds have a common pricing structure. The pricing changes, which go into effect on February 19, 2005 unless specifically indicated otherwise below include the following:

  - Lowering the investment advisory fees applicable to many of the One Group Funds and all of the JPMorgan money market funds. Some of these lower advisory fees for certain of the One Group Funds, which will go into effect prior to February 19, 2005, are also the result of the commitments made by BOIA to reduce its management fees for certain One Group Funds in the settlement agreement with the New York Attorney General;

  - Lowering the fees payable to the Distributor under Distribution and Shareholder Services Plans with respect to the Class A, Class B and Class C shares of the One Group Funds such that the Rule 12b-1 fee applicable to Class A shares is lowered from 0.35% of average daily net assets of the Class A shares to 0.25% of average daily net assets of the Class A shares and the Rule 12b-1 fee applicable to Class B and C shares is lowered from 1.00% of the average daily net assets of the Class B and C shares to 0.75% of average daily net assets of the Class B and C shares. At the same time, shareholder servicing activities will be removed from each of those Distribution and Shareholder Services Plans;

  - Eliminating the current Shareholder Services Plan that applies with respect to the Administrative Class and Class S shares of the One Group Funds and replacing it with a non-Rule 12b-1 shareholder servicing fee paid pursuant to a Shareholder Services Agreement with One Group Dealer Services, Inc.;

  - With regard to One Group Mutual Funds, imposing a separate non-Rule 12b-1 shareholder servicing fee, paid pursuant to a Shareholder Servicing Agreement with One Group Dealer Services, Inc., at an annual rate of between 0.05% and 0.35% of the average daily net assets of each Fund attributable to a particular class of shares;

  - With regard to the JPMorgan Funds, increasing the existing shareholder services fees by 0.05% with respect to each of the following classes of shares of the JPMorgan money market funds: Agency, Cash Management, Premier and Reserve;

  - With regard to the Class A shares of the JPMorgan Funds, adopting the initial sales charge schedule currently in effect for the One Group Funds. This will generally mean that the initial sales charge on Class A shares of the JPMorgan Funds will be decreasing. For example, on JPMorgan equity funds, the initial sales charge will be decreasing from 5.75% of the offering price to 5.25% of the offering price;

  - Lowering the administration fee applicable to One Group Mutual Funds by adopting the complex-wide fee structures for administration services currently utilized by the JPMorgan Funds. Since both the One Group Funds and the JPMorgan Funds will be applying the complex-wide fee structures, the administration fees applicable to the JPMorgan Funds will be lower as well; and

  - Charging custody, fund accounting and transfer agency fees to both the One Group Mutual Funds and the JPMorgan Funds pursuant to a common fee schedule.


BOIA, JPMIM, OGA and the Distributor have contractually agreed to waive or reduce their fees or reimburse the expenses of each class of shares of One Group Mutual Funds and the JPMorgan Funds, as needed, in order to assure that, for the Acquired Funds listed in the table below, the Net Expense level for the Funds following the mergers is at least as low as the Net Expense level currently in effect, if not lower, with the few exceptions discussed here. The Net Expense level for shares of the JPMorgan Liquid Assets Money Market Fund will be equal to, or lower than in the case of the Institutional Class shares, the contractual expense limitation currently in effect, although it will be higher than the net expenses as a result of voluntary fee waivers and reimbursements currently being made by JPMIM. The Net Expense level for the Agency class shares of JPMorgan Treasury Plus Money Market Fund and the Select class shares of JPMorgan Prime Money Market Fund will be increasing by 0.01% and the Net Expense level for the Class S shares of One Group Institutional Prime Money Market Fund will be increasing by 0.04%. The Net Expense levels for all other Funds will be the same or lower than the contractual caps currently in effect. Although gross expense levels (i.e., expenses before waivers or reimbursements) for certain classes of certain Funds may increase as a result of these changes, the contractual fee waivers or reductions and expense reimbursements will continue in effect for at least one year from February 19, 2005.


- ELIMINATION OF OVERLAPPING OR DUPLICATIVE PRODUCT OFFERINGS: As part of the plan to integrate the two fund complexes, BOIA and JPMIM undertook a review of their various product offerings to determine whether there would be any overlapping or duplicative product offerings following the integration of the two fund complexes. At the Board meetings held August 12, 2004 and August 19, 2004, BOIA and JPMIM each recommended a series of individual fund mergers. After determining that (1) the investment objectives, investment policies, investment strategies and investment restrictions of the Funds subject to each proposed merger transaction were compatible, (2) each of the proposed mergers would be in the best interests of each affected Fund and its shareholders, and
  (3) each of the proposed mergers would not result in the dilution of the interests of the Funds or their shareholders, the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds approved the following merger transactions:

ACQUIRED FUNDS                                            ACQUIRING FUNDS
JPMorgan Bond                          MERGES WITH        One Group Bond Fund
Fund II (a series of                    AND INTO          (a series of One
J.P. Morgan Mutual                                        Group Mutual Funds)
Fund Select Group)

JPMorgan Equity                        MERGES WITH        One Group Large Cap
Growth Fund (a                          AND INTO          Growth Fund (a series
series of J.P. Morgan                                     of One Group Mutual
Mutual Fund                                               Funds)
Investment Trust)

JPMorgan Equity                        MERGES WITH        One Group Equity
Income Fund (a                          AND INTO          Income Fund (a series
series of J.P. Morgan                                     of One Group Mutual
Mutual Fund                                               Funds)
Investment Trust)

JPMorgan Global 50                     MERGES WITH        JPMorgan Fleming
Fund (a series of                       AND INTO          International
J.P. Morgan Series                                        Opportunities Fund (a
Trust)                                                    series of J.P. Morgan
                                                          Institutional Funds)

JPMorgan Liquid                        MERGES WITH        One Group Prime
Assets Money Market                     AND INTO          Money Market Fund
Fund (a series of                                         (a series of One
J.P. Morgan Mutual                                        Group Mutual Funds)
Fund Trust)

JPMorgan Strategic                     MERGES WITH        JPMorgan Global
Income Fund (a                          AND INTO          Strategic Income
series of J.P. Morgan                                     Fund (a series of
Mutual Fund Group)                                        J.P. Morgan
                                                          Institutional Funds)

JPMorgan Tax Free                      MERGES WITH        One Group Tax-Free
Income Fund (a                          AND INTO          Bond Fund (a series
series of J.P. Morgan                                     of One Group Mutual
Mutual Fund Select                                        Funds)
Trust)

JPMorgan Treasury                      MERGES WITH        One Group U.S.
Plus Money Market                       AND INTO          Treasury Securities
Fund (a series of                                         Money Market Fund
J.P. Morgan Mutual                                        (a series of One
Fund Trust)                                               Group Mutual Funds)

JPMorgan U.S.                          MERGE WITH         One Group
Government Money                        AND INTO          Government Money
Market Fund (a series                                     Market Fund (a series
of J.P. Morgan Mutual                                     of One Group
Fund Trust)                                               Mutual Funds)
One Group U.S.
Government
Securities Money
Market Fund (a
series of One
Group Mutual Funds)

JPMorgan U.S.                          MERGE WITH         One Group Small Cap
Small Company                           AND INTO          Growth Fund
Opportunities Fund                                        (a series of One
(a series of                                              Group Mutual Funds)
J.P. Morgan Funds)
JPMorgan Small Cap
Growth Fund (a
series of J.P. Morgan
Fleming Mutual
Fund Group, Inc.)

JPMorgan U.S.                          MERGES WITH        One Group
Treasury Income                         AND INTO          Government Bond
Fund (a series of                                         Fund (a series of
J.P. Morgan Mutual                                        One Group Mutual
Fund Group)                                               Funds)

One Group Balanced                     MERGES WITH        JPMorgan Diversified
Fund (a series of                       AND INTO          Fund (a series of
One Group Mutual                                          J.P. Morgan
Funds)                                                    Institutional Funds)

One Group                              MERGES WITH        JPMorgan U.S. Equity
Diversified Equity                      AND INTO          Fund (a series of
Fund (a series of One                                     J.P. Morgan
Group Mutual Funds)                                       Institutional Funds)

One Group                              MERGES WITH        JPMorgan Fleming
Diversified                             AND INTO          International Equity
International Fund                                        Fund (a series of
(a series of One                                          J.P. Morgan Mutual
Group Mutual Funds)                                       Fund Select Group)

One Group Health                       MERGES WITH        JPMorgan Global
Sciences Fund                           AND INTO          Healthcare Fund (a
(a series of One                                          series of J.P. Morgan
Group Mutual Funds)                                       Series Trust)

ACQUIRED FUNDS                                            ACQUIRING FUNDS
One Group                              MERGES WITH        JPMorgan Prime
Institutional Prime                     AND INTO          Money Market
Money Market Fund                                         Fund (a series of
(a series of One                                          J.P. Morgan Mutual
Group Mutual Funds)                                       Fund Trust)

One Group                              MERGES WITH        JPMorgan
Intermediate Tax-                       AND INTO          Intermediate Tax Free
Free Bond Fund (a                                         Income Fund (a series
series of One Group                                       of J.P. Morgan Mutual
Mutual Funds)                                             Fund Select Trust)

One Group Treasury                     MERGES WITH        JPMorgan 100%
Only Money Market                       AND INTO          U.S. Treasury
Fund (a series of                                         Securities Money
One Group Mutual                                          Market Fund (a series
Funds)                                                    of J.P. Morgan Mutual
                                                          Fund Trust)

Each of the individual merger transactions above is subject to the approval of shareholders of the Acquired Fund at a shareholder meeting scheduled to be held on January 20, 2005. Each of the mergers listed above, if approved by shareholders, is expected to close on February 18, 2005, or such later date as the parties to each such transaction shall agree.

In the case of each merger listed above, if such merger is approved by the shareholders of the Acquired Fund, each Acquired Fund will receive a number of shares of the respective Acquiring Fund equal in value to the value of the net assets of each Acquired Fund being transferred. Following the transfer, each shareholder of the Acquired Fund will receive a number of shares of the respective Acquiring Fund equal in value to the value of that shareholder's Acquired Fund shares. The closing of each merger will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed merger will qualify as a tax-free reorganization for federal income tax purposes.

- REDOMICILIATION AS A DELAWARE STATUTORY TRUST: On August 12, 2004, the Board of One Group Mutual Funds approved the reorganization and redomiciliation of One Group Mutual Funds into a Delaware statutory trust to be known as JPMorgan Trust II. On August 19, 2004, the Boards of the JPMorgan Funds approved the reorganization and redomiciliation of the JPMorgan Funds into a Delaware statutory trust to be known as JPMorgan Trust I. Each of these Board approvals is subject to the approval of the reorganization and redomiciliation transaction by shareholders of the affected Funds at shareholder meetings scheduled to be held on January 20, 2005. If approved, the reorganization and redomiciliation transactions are expected to close on or about February 19, 2005.

- ELECTION OF A SINGLE BOARD OF TRUSTEES: At the meeting of shareholders of One Group Mutual Funds and the JPMorgan Funds scheduled to be held on January 20, 2005, shareholders of both One Group Mutual Funds and the JPMorgan Funds will be asked to elect a 13-member Board of Trustees comprised of five of the current seven members of the Board of One Group Mutual Funds and eight of the current 10 members of the Boards of the JPMorgan Funds. If elected by shareholders of One Group Mutual Funds and shareholders of the JPMorgan Funds, this 13-member Board of Trustees will take office effective February 19, 2005 and will oversee all of One Group Mutual Funds and the JPMorgan Funds. Shareholders of One Group Mutual Funds will also be asked to amend the Declaration of Trust of One Group Mutual Funds to allow for a Board with more than 10 members.

- FUNDAMENTAL INVESTMENT POLICIES AND/OR RESTRICTIONS: On August 12, 2004 and August 19, 2004, respectively, the Board of Trustees of One Group Mutual Funds and the respective Boards of the JPMorgan Funds voted to recommend that shareholders of the Funds approve the amendment of certain of the Funds' fundamental investment policies and/or restrictions. The Board of Trustees of One Group Mutual Funds also voted to recommend the elimination of certain fundamental investment restrictions that are not required by the Investment Company Act of 1940, as amended (1940 Act). The proposed changes in the Funds' fundamental investment policies and/or restrictions are intended to simplify, streamline and standardize certain fundamental investment policies and/or restrictions of the Funds that are required under the 1940 Act, while at the same time providing added flexibility to respond to future legal, regulatory, market or technical changes. Although the proposed changes in certain fundamental investment policies and/or restrictions of some or all of the Funds will allow the affected Funds greater flexibility to respond to future investment opportunities, BOIA and JPMIM have indicated to the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds, respectively, that they do not anticipate that the changes, either individually or in the aggregate, will result in any material change in the level of investment risk associated with investing in the affected Funds or the manner in which the affected Funds are managed. Shareholders of the affected Funds will be asked to vote on these proposals at shareholder meetings scheduled to be held January 20, 2005.

- COMMON SERVICE PROVIDERS: By February 19, 2005, One Group Mutual Funds and the JPMorgan Funds will have the same administrator, distributor, shareholder servicing agent, transfer and dividend distribution agent, custodian and fund accounting agent. This will mean certain new service providers for both One Group Mutual Funds and the JPMorgan Funds.

  - INVESTMENT ADVICE. As mentioned above, each Fund will continue to contract for investment advisory services from its current investment adviser, as described in the current prospectus, except that JPMIM will serve as investment advisor to the One Group International Equity Index Fund if a new Investment Advisory Agreement with JPMIM is approved by the shareholders of the One Group International Equity Index Fund.

  - ADMINISTRATION. One Group Mutual Funds will continue to have its current administrator, OGA, as its administrator. The JPMorgan Funds will change their administrator to OGA effective February 19, 2005. The new fee rate for most equity and fixed income funds, which is the same as the fee rate currently in place for the equity and fixed income JPMorgan Funds, will be computed daily and paid monthly, at an annual rate of 0.15% on the first $25 billion of the average daily net assets of the One Group Funds and the JPMorgan Funds (excluding the One Group Investor Funds and the series of One Group Mutual Funds and JPMorgan Funds that operate as money market funds in accordance with Rule 2a-7 under the 1940 Act (Money Market Funds)); and 0.075% of the average daily net assets of the One Group Funds and the JPMorgan Funds (excluding the One Group Investor Funds and the Money Market Funds) over $25 billion. The new fee rate for Money Market Funds, which is the same as the fee rate in place currently for the JPMorgan Funds that are Money Market Funds, will be computed daily and paid monthly, at an annual rate of 0.10% on the first $100 billion of the average daily net assets of the Money Market Funds and 0.05% of the average daily net assets of the Money Market Funds over $100 billion. The fee rates for the One Group Investor Funds, the JPMorgan Growth and Income Fund, the JPMorgan Select Growth and Income Fund and the Growth and Income Portfolio will remain the same. All shareholders servicing and fund accounting activities currently provided under the Management and Administration Agreement with OGA will be removed from that Agreement and instead will be put into separate agreements with other service providers as described below.

  - DISTRIBUTION. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the continuation of One Group Dealer Services, Inc., as the distributor of One Group Mutual Funds, following the integration transactions. On August 19, 2004, the Board of the JPMorgan Funds approved the appointment of One Group Dealer Services, Inc. as distributor of the JPMorgan Funds effective February 19, 2005.

  - SHAREHOLDER SERVICING. Beginning February 19, 2005, One Group Dealer Services, Inc. will begin providing certain shareholder services to One Group Mutual Funds and the JPMorgan Funds under separate Shareholder Servicing Agreements with the Funds. Most of the shareholder servicing activities that will be provided under the Shareholder Servicing Agreement with One Group Dealer Services, Inc. are currently provided to One Group Mutual Funds under the shareholder servicing portion of the Distribution and Shareholder Services Plans, provided such services are not distribution-related, under Shareholder Servicing Plans, or under the Management and Administration Agreement with OGA. For the JPMorgan Funds, the Shareholder Servicing Agreement with One Group Dealer Services, Inc. will replace the existing shareholder servicing agreements that are currently in place with JPMorgan Chase Bank, an affiliate of One Group Dealer Services, Inc. Under the Shareholder Servicing Agreements, One Group Dealer Services, Inc. will receive a fee at an annual rate of between 0.05% and 0.35% of the average daily net assets of each Fund attributable to a particular class of shares. One Group Dealer Services, Inc. will enter into shareholder servicing contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which One Group Dealer Services, Inc. will pay all or a portion of the annual fee to such financial intermediaries for performing such services.

  - TRANSFER AGENCY. On August 12, 2004, the Board of One Group Mutual Funds approved an agreement with Boston Financial Data Services, Inc. (BFDS) to act as the Funds' transfer and dividend distribution agent. On August 19, 2004, the Boards of the JPMorgan Funds also approved an agreement with BFDS to act as the Funds' transfer and dividend distribution agent following the integration transactions. The transition to BFDS from the Funds' current transfer and dividend distribution agents, State Street Bank and Trust Company in the case of One Group Mutual Funds and DST Systems, Inc. in the case of the JPMorgan Funds, each an affiliate of BFDS, is expected to be completed February 2005. Shareholders should not experience any differences in the level or quality of services received as a result of this transition.

  - CUSTODY. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved an agreement with JPMorgan Chase Bank, an affiliate of BOIA, JPMIM, OGA and the Distributor to act as the Funds' custodian. On August 19, 2004, the Boards of the JPMorgan Funds approved the continuation of JPMorgan Chase Bank as the custodian for the JPMorgan Funds following the integration transactions. The transition to JPMorgan Chase Bank from State Street Bank and Trust Company, the current custodian for One Group Mutual Funds, is expected to be completed in December 2004. The Funds are not expected to experience any differences in the level or quality of services received as a result of this transition.

  - SECURITIES LENDING. Currently, Bank One Trust Company, N.A. serves as sub-custodian for One Group Mutual Funds in connection with their securities lending activities and receives a fee for those services. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the appointment of JPMorgan Chase Bank as securities lending agent for One Group Mutual Funds. JPMorgan Chase Bank will continue as the securities lending agent for the JPMorgan Funds following the integration transaction. The transition from Bank One Trust Company, N.A. to JPMorgan Chase Bank as securities lending agent for One Group Mutual Funds is expected to begin in October 2004 and be completed in December 2004. Both Bank One Trust Company, N.A. and JPMorgan Chase Bank are affiliates of BOIA, JPMIM, OGA and the Distributor. The Funds are not expected to experience any differences in the level or quality of services received as a result of this transition.

  - FUND ACCOUNTING. Currently, fund accounting services for One Group Mutual Funds are provided by OGA under the Management and Administration Agreement. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the transition of the fund accounting services to JPMorgan Chase Bank, effective February 19, 2005. As a result of this appointment, effective February 19, 2005, the fund accounting fees will be charged directly to the One Group Funds. Shareholders of One Group Mutual Funds should not experience any differences in the level or quality of services received as a result of this transition. On August 19, 2004, the Boards of the JPMorgan Funds approved the continuation of

    JPMorgan Chase Bank as the fund accounting agent for the JPMorgan Funds.

- COMMON METHODS OF DOING BUSINESS WITH THE FUNDS: As a result of the changes in service providers, by February 19, 2005, there will be no difference between the way shareholders do business with One Group Mutual Funds and the way shareholders do business with the JPMorgan Funds. Shareholders of One Group Mutual Funds will also be able to exchange their shares of One Group Mutual Funds for shares of JPMorgan Funds, subject to generally applicable restrictions, and shareholders of JPMorgan Funds will have the same exchange privileges. In addition, shareholders of One Group Mutual Funds will be able to count purchases of JPMorgan Fund shares, and shareholders of the JPMorgan Funds will be able to count purchases of One Group Mutual Funds shares, toward fulfillment of letters of intent or statements of intention and toward the right of accumulation or cumulative quantity discount to the same extent that they can currently count purchases of shares of One Group Mutual Funds or the JPMorgan Funds, respectively. Shares of the JPMorgan Funds and One Group Mutual Funds count under letters of intent and statements of intention for both the One Group Mutual Funds and the JPMorgan Funds.

- REDEMPTION FEES: The Board of Trustees of One Group Mutual Funds approved the elimination of the 2% redemption fee on the One Group Market Neutral Fund effective for sales of shares after October 28, 2004. For sales of shares of One Group Market Neutral Fund prior to October 28, 2004, shareholders will pay a 2% redemption fee if they exchange or redeem shares of the Fund within 90 days of purchase, subject to the exceptions noted in the applicable prospectuses.

  For shares of the following One Group Funds, shareholders will pay a redemption fee if they exchange or redeem shares of the Fund within 60 days of purchase, subject to the exceptions noted in the applicable prospectuses: One Group Diversified International Fund, One Group Health Sciences Fund, One Group High Yield Bond Fund, One Group International Equity Index Fund and One Group Technology Fund. With respect to purchases of shares of those Funds prior to October 28, 2004, shareholders will pay a redemption fee if they exchange or redeem shares of the Fund within 90 days of purchase, subject to the exceptions noted in the applicable prospectuses.

  On August 19, 2004, the Boards of certain of the JPMorgan Funds approved the imposition of a redemption fee on shares of certain Funds purchased after February 18, 2005. For shares of the JPMorgan Funds listed below purchased after February 18, 2005, shareholders will pay a 2% redemption fee if they exchange or redeem shares of the Fund within 60 days of purchase, subject to certain exceptions which will be noted in the applicable prospectuses.

  JPMorgan Fleming Asia Equity Fund

  JPMorgan Fleming Emerging Markets Debt Fund

  JPMorgan Fleming Emerging Markets Equity Fund

  JPMorgan Fleming International Equity Fund

  JPMorgan Fleming International Growth Fund

  JPMorgan Fleming International Opportunities Fund

  JPMorgan Fleming International Small Cap Equity Fund

  JPMorgan Fleming International Value Fund

  JPMorgan Fleming Intrepid European Fund

  JPMorgan Fleming Japan Fund

  JPMorgan Fleming Tax Aware International Opportunities Fund

  JPMorgan Global 50 Fund

  JPMorgan Global Healthcare Fund

  JPMorgan Global Strategic Income Fund

FEES AND EXPENSES
EFFECTIVE FEBRUARY 19, 2005, EACH FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLES BELOW. THE INFORMATION IS BASED ON ESTIMATED AMOUNTS FOR THE PERIOD COMMENCING ON FEBRUARY 19, 2005 AND ENDING ON DECEMBER 31, 2006. WITH RESPECT TO THE JPMORGAN INTERMEDIATE TAX FREE INCOME FUND AND THE JPMORGAN TAX FREE INCOME FUND, THE FEES AND EXPENSES SHOWN REFLECT THE FEES AND EXPENSES OF THOSE FUNDS ASSUMING THAT THE MERGERS INVOLVING THESE FUNDS DESCRIBED ABOVE DO NOT OCCUR.

                              CALIFORNIA BOND FUND

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                              0.30
DISTRIBUTION (RULE 12b-1) FEES                                               None
SHAREHOLDER SERVICE FEES                                                     0.25
OTHER EXPENSES(1)                                                            0.28
---------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                              0.83
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                   (0.18)
---------------------------------------------------------------------------------
NET EXPENSES(2)                                                              0.65


(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.

(2) Reflects a written agreement pursuant to which JPMIM, OGA and OGDS agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.65% of its average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.


                                                1 YEAR      3 YEARS      5 YEARS     10 YEARS
---------------------------------------------------------------------------------------------
YOUR COST* ($)
(WITH OR WITHOUT REDEMPTION)                        66          231          427          994


*   Assumes sales charge is deducted when shares are purchased.

                       INTERMEDIATE TAX FREE INCOME FUND

ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                               0.30
DISTRIBUTION (RULE 12b-1) FEES                                                None
SHAREHOLDER SERVICE FEES                                                      0.25
OTHER EXPENSES(1)                                                             0.13
----------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                               0.68
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                    (0.02)
----------------------------------------------------------------------------------
NET EXPENSES(2)                                                               0.66



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.

(2) Reflects a written agreement pursuant to which JPMIM, OGA and OGDS agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.66% of its average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.



                                                1 YEAR      3 YEARS      5 YEARS     10 YEARS
---------------------------------------------------------------------------------------------
YOUR COST* ($)
(WITH OR WITHOUT REDEMPTION)                        67          214          375          843



*   Assumes sales charge is deducted when shares are purchased.

                        NEW JERSEY TAX FREE INCOME FUND

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                               0.30
DISTRIBUTION (RULE 12b-1) FEES                                                None
SHAREHOLDER SERVICE FEES                                                      0.25
OTHER EXPENSES(1)                                                             0.33
-----------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                               0.88
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                    (0.13)
-----------------------------------------------------------------------------------
NET EXPENSES(2)                                                               0.75


(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.

(2) Reflects a written agreement pursuant to which JPMIM, OGA and OGDS agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% of its average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.


                                                1 YEAR      3 YEARS      5 YEARS     10 YEARS
---------------------------------------------------------------------------------------------
YOUR COST* ($)
(WITH OR WITHOUT REDEMPTION)                        77          256          464        1,062


*   Assumes sales charge is deducted when shares are purchased.

                   NEW YORK INTERMEDIATE TAX FREE INCOME FUND

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                        0.30
DISTRIBUTION (RULE 12b-1) FEES                                         None
SHAREHOLDER SERVICE FEES                                               0.25
OTHER EXPENSES(1)                                                      0.16
---------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES(2)                                     0.71



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.

(2) JPMIM, OGA and OGDS have contractually agreed that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.72% of its average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.


                                               1 YEAR      3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------------------
YOUR COST* ($)
(WITH OR WITHOUT REDEMPTION)                       74          229          397          884


*   Assumes sales charge is deducted when shares are purchased.

                              TAX FREE INCOME FUND

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                     0.30
DISTRIBUTION (RULE 12b-1) FEES                                      None
SHAREHOLDER SERVICE FEES                                            0.25
OTHER EXPENSES(1)                                                   0.14
------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES(2)                                  0.69



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.

(2) JPMIM, OGA and OGDS have contractually agreed that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Selelct Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% of its average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.


                                                1 YEAR      3 YEARS      5 YEARS     10 YEARS
---------------------------------------------------------------------------------------------
YOUR COST* ($)
(WITH OR WITHOUT REDEMPTION)                        77          232          395          869


* Assumes sales charge is deducted when shares are purchased.

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.


On July 1, 2004, Bank One Corporation, the former corporate parent of OGDS, OGA and BOIA, the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA will become affiliates of both JPMIM and JPMorgan Chase Bank. OGDS and OGA will became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.


Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, the incumbent trustees of One Group Mutual Funds and various affiliates of BOIA, including OGDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the incumbent trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., OGDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

JPMORGAN TAX FREE FUNDS


                                                     PROSPECTUS DECEMBER 29 2004


                                                               /X/ Permitted
                                                              / /  Not Permitted

INVESTMENTS

This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

                                                                                                      NEW YORK
                                                                     INTERMEDIATE    NEW JERSEY     INTERMEDIATE
                                                      CALIFORNIA       TAX FREE       TAX FREE        TAX FREE         TAX FREE
                           RELATED TYPES OF RISK         BOND           INCOME         INCOME          INCOME           INCOME
ASSET-BACKED SECURITIES    credit, interest rate,        /X/             /X/            /X/             /X/             /X/
Interests in a stream of   market, prepayment
payments from specific
assets, such as auto or
credit card receivables.

BANK OBLIGATIONS           credit, currency,             /X/Domestic     /X/Domestic    /X/Domestic     /X/Domestic     /X/Domestic
Negotiable certificates    liquidity, political             only            only           only            only            only
of deposit, time deposits
and bankers' acceptances
of domestic and foreign
issuers.

COMMERCIAL PAPER           credit, currency,             /X/             /X/            /X/             /X/             /X/
Unsecured short term debt  interest rate, liquidity,
issued by domestic and     market, political
foreign banks or
corporations. These
securities are usually
discounted and may be
rated by S&P, Moody's or
another nationally
recognized statistical
rating organization.

MORTGAGES (DIRECTLY HELD)  credit, environmental,        /X/             /X/            /X/             /X/             /X/
Domestic debt instrument   extension, interest rate,
which gives the lender a   liquidity, market,
lien on property as        natural event, political,
security for the loan      prepayment, valuation
payment.

PRIVATE PLACEMENTS Bonds   credit, interest rate,
or other investments that  liquidity, market,
are sold directly to an    valuation
institutional investor.

REPURCHASE AGREEMENTS      credit                        /X/             /X/            /X/             /X/             /X/
Contracts whereby the
Fund agrees to purchase a
security and resell it to
the seller on a
particular date and at a
specific price.

REVERSE REPURCHASE         credit                        /X/(1)          /X/(1)         /X/(1)           /X/(1)         /X/(1)
AGREEMENTS Contracts
whereby the Fund sells a
security and agrees to
repurchase it from the
buyer on a particular
date and at a specific
price. Considered a form
of borrowing.

SWAPS Contractual          credit, currency,             /X/             /X/            /X/              /X/            /X/
agreement whereby a        interest rate, leverage,
domestic or foreign party  market, political
agrees to exchange
periodic payments with a
counterparty. Segregated
liquid assets are used to
offset leverage risk.

SYNTHETIC VARIABLE RATE    credit, interest rate,        /X/             /X/            /X/              /X/            /X/
INSTRUMENTS Debt           leverage, liquidity,
instruments whereby the    market, valuation
issuer agrees to exchange
one security for another
in order to change the
maturity or quality of a
security in the Fund.

TAX EXEMPT MUNICIPAL       credit, interest rate,        /X/             /X/            /X/              /X/            /X/
SECURITIES Securities,     market, natural event,
generally issued as        political
general obligation and
revenue bonds, whose
interest is exempt from
federal taxation and
state and/or local taxes
in the state where the
securities were issued.

U.S. GOVERNMENT            interest rate                 /X/             /X/            /X/              /X/            /X/
SECURITIES Debt
instruments (Treasury
bill, notes and bonds)
guaranteed by the U.S.
government for the timely
payment of principal and
interest.

ZERO-COUPON, PAY-IN-KIND   credit, currency,             /X/             /X/            /X/              /X/            /X/
AND DEFERRED PAYMENT       interest rate, liquidity,
SECURITIES Domestic and    market, political,
foreign securities
offering non-cash or
delayed-cash payment.
Their prices are
typically more volatile
than those of some other
debt instruments and
involve certain special
tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All forms of borrowing (including securities lending and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

JPMORGAN TAX FREE FUNDS

RISK AND REWARD ELEMENTS FOR THE FUNDS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

                                                                           POLICIES TO BALANCE RISK
POTENTIAL RISKS                         POTENTIAL REWARDS                  AND REWARD
MARKET CONDITIONS
-  Each Fund's share                    -  Bonds have generally            -  Under normal
   price, yield and total                  outperformed money                 circumstances each
   return will fluctuate                   market investments                 Fund plans to remain
   in response to bond                     over the long term,                fully invested in
   market movements                        with less risk than                accordance with its
                                           stocks                             policies and may
-  The value of most                                                          invest uninvested cash
   bonds will fall when                 -  Most bonds will rise               in affiliated money
   interest rates rise;                    in value when interest             market funds
   the longer a bond's                     rates fall
   maturity and the lower                                                  -  The Funds seek to
   its credit quality,                  -  Mortgage-backed and                limit risk and enhance
   the more its value                      asset-backed                       total return or yields
   typically falls                         securities and direct              through careful
                                           mortgages can offer                management, sector
-  Adverse market                          attractive returns                 allocation, individual
   conditions may from                                                        securities selection,
   time to time cause a                                                       and duration
   Fund to take temporary                                                     management
   defensive positions
   that are inconsistent                                                   -  During severe market
   with its principal                                                         downturns, the Funds
   investment strategies                                                      have the option of
   and may hinder a Fund                                                      investing up to 100%
   from achieving its                                                         of assets in high
   investment objective                                                       quality short-term
                                                                              instruments
-  Asset-backed
   securities (securities                                                  -  The adviser monitors
   representing an                                                            interest rate trends,
   interest in, or                                                            as well as geographic
   secured by, a pool of                                                      and demographic
   mortgages or other                                                         information related to
   assets such as                                                             mortgage prepayments
   receivables) and
   direct mortgages could
   generate capital
   losses or periods of
   low yields if they are
   paid off substantially
   earlier or later than
   anticipated

-  Each Fund is
   non-diversified, which
   means that a
   relatively high
   percentage of the
   Fund's assets may be
   invested in a limited
   number of issuers.
   Therefore, its
   performance may be
   more vulnerable to
   changes in the market
   value of a single
   issuer or a group of
   issuers

                                                                           POLICIES TO BALANCE RISK
POTENTIAL RISKS                         POTENTIAL REWARDS                  AND REWARD
CREDIT QUALITY

-  The default of an                    -  Investment-grade bonds          -  Each Fund maintains
   issuer would leave a                    have a lower risk of               its own policies for
   Fund with unpaid                        default                            balancing credit
   interest or principal                                                      quality against
                                        -  Junk bonds offer                   potential yields and
-  Junk bonds (those                       higher yields and                  gains in light of its
   rated BB, Ba or lower)                  higher potential gains             investment goals
   have a higher risk of
   default, tend to be                                                     -  The adviser develops
   less liquid and may be                                                     its own ratings of
   more difficult to                                                          unrated securities and
   value                                                                      makes credit quality
                                                                              determinations for
                                                                              unrated securities

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
-  When a Fund buys                     -  A Fund can take                 -  Each Fund segregates
   securities before                       advantage of                       liquid assets to
   issue or for delayed                    attractive transaction             offset leverage risk
   delivery, it could be                   opportunities
   exposed to leverage
   risk if it does not
   segregate liquid
   assets

MANAGEMENT CHOICES
-  A Fund could                         -  A Fund could                    -  The adviser focuses
   underperform its                        outperform its                     its active management
   benchmark due to its                    benchmark due to these             on those areas where
   sector, securities or                   same choices                       it believes its
   duration choices                                                           commitment to research
                                                                              can most enhance
                                                                              returns and manage
                                                                              risks in a consistent
                                                                              way

                                                                           POLICIES TO BALANCE RISK
POTENTIAL RISKS                         POTENTIAL REWARDS                  AND REWARD
DERIVATIVES
-  Derivatives such as                  -  Hedges that correlate           -  The Funds use
   futures, options,                       well with underlying               derivatives, such as
   swaps and forward                       positions can reduce               futures, options,
   foreign currency                        or eliminate losses at             swaps and forward
   contracts(1) that are                   low cost                           foreign currency
   used for hedging the                                                       contracts for hedging
   portfolio or specific                -  A Fund could make                  and for risk
   securities may not                      money and protect                  management (i.e., to
   fully offset the                        against losses if the              adjust duration or
   underlying positions                    management's analysis              yield curve exposure,
   and this could result                   proves correct                     or to establish or
   in losses to the Funds                                                     adjust exposure to
   that would not have                  -  Derivatives that                   particular securities,
   otherwise occurred                      involve leverage could             markets, or
                                           generate substantial               currencies); risk
-  Derivatives used for                    gains at low cost                  management may include
   risk management may                                                        management of a Fund's
   not have the intended                                                      exposure relative to
   effects and may result                                                     its benchmark
   in losses or missed
   opportunities                                                           -  The Funds only
                                                                              establish hedges that
-  The counterparty to a                                                      they expect will be
   derivatives contract                                                       highly correlated with
   could default                                                              underlying positions

-  Certain types of                                                        -  The Intermediate Tax
   derivatives involve                                                        Free Income, New
   costs to the Funds                                                         Jersey Tax Free
   which can reduce                                                           Income, New York
   returns                                                                    Intermediate Tax Free
                                                                              Income and Tax Free
-  Derivatives that                                                           Funds may use
   involve leverage could                                                     derivatives to
   magnify losses                                                             increase income or
                                                                              gain
-  Derivatives used for
   non-hedging purposes                                                    -  While the Funds may
   could cause losses                                                         use derivatives that
   that exceed the                                                            incidentally involve
   original investment                                                        leverage, they do not
                                                                              use them for the
-  Derivatives may, for                                                       specific purpose of
   tax purposes, affect                                                       leveraging their
   the character of gain                                                      portfolios
   and loss realized by a
   Fund, accelerate
   recognition of income
   to a Fund, affect the
   holding period of a
   Fund's assets and
   defer recognition of
   certain of a Fund's
   losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                           POLICIES TO BALANCE RISK
POTENTIAL RISKS                         POTENTIAL REWARDS                  AND REWARD
SECURITIES LENDING(2)                   -  A Fund may enhance              -  The adviser maintains
-  When a Fund lends a                     income through the                 a list of approved
   security, there is a                    investment of the                  borrowers
   risk that the loaned                    collateral received
   securities may not be                   from the borrower               -  The Funds receive
   returned if the                                                            collateral equal to at
   borrower defaults                                                          least 100% of the
                                                                              current value of
-  The collateral will be                                                     securities loaned plus
   subject to the risks                                                       accrued interest
   of the securities in
   which it is invested                                                    -  The lending agents
                                                                              indemnify a Fund
                                                                              against borrower
                                                                              default

                                                                           -  The adviser's
                                                                              collateral investment
                                                                              guidelines limit the
                                                                              quality and duration
                                                                              of collateral
                                                                              investment to minimize
                                                                              losses

                                                                           -  Upon recall, the
                                                                              borrower must return
                                                                              the securities loaned
                                                                              within the normal
                                                                              settlement period

ILLIQUID HOLDINGS
-  A Fund could have                    -  These holdings may              -  No Fund may invest
   difficulty valuing                      offer more attractive              more than 15% of net
   these holdings                          yields or potential                assets in illiquid
   precisely                               growth than comparable             holdings
                                           widely traded
-  A Fund could be unable                  securities                      -  To maintain adequate
   to sell these holdings                                                     liquidity to meet
   at the time or price                                                       redemptions, each Fund
   desired                                                                    may hold
                                                                              investment-grade
                                                                              short-term securities
                                                                              (including repurchase
                                                                              agreements and reverse
                                                                              repurchase agreements)
                                                                              and, for temporary or
                                                                              extraordinary
                                                                              purposes, may borrow
                                                                              from banks up to
                                                                              33 1/3% of the value of
                                                                              its total assets or
                                                                              draw on a line of
                                                                              credit

SHORT-TERM TRADING
-  Increased trading                    -  A Fund could realize            -  A Fund may use
   would raise a Fund's                    gains in a short                   short-term trading to
   transaction costs                       period of time                     take advantage of
                                                                              attractive or
-  Increased short-term                 -  A Fund could protect               unexpected
   capital gains                           against losses if a                opportunities or to
   distributions would                     bond is overvalued and             meet demands generated
   raise shareholders'                     its value later falls              by shareholder
   income tax liability                                                       activity

(2) Although each of the Funds is authorized to engage in securities lending, none of the Funds currently does so.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

SELECT CLASS SHARES


                                                                   PER SHARE OPERATING PERFORMANCE:
                                   -----------------------------------------------------------------------------------------------
                                                 INCOME FROM INVESTMENT OPERATIONS:                LESS DISTRIBUTIONS:
                                               --------------------------------------   ------------------------------------------
                                                               NET GAINS
                                                            OR LOSSES ON
                                   NET ASSET          NET     SECURITIES                 DIVIDENDS
                                      VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET   DISTRIBUTIONS
                                   BEGINNING       INCOME   REALIZED AND   INVESTMENT   INVESTMENT    FROM CAPITAL           TOTAL
                                   OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME           GAINS   DISTRIBUTIONS
CALIFORNIA BOND FUND

Year Ended 8/31/04                   $ 10.80         0.36           0.22         0.58         0.37            0.24            0.61
Year Ended 8/31/03                   $ 11.07         0.39          (0.23)        0.16         0.39            0.04            0.43
Year Ended 8/31/02                   $ 10.91         0.40           0.16         0.56         0.40              --            0.40
5/1/01 Through 8/31/01^              $ 10.53         0.14           0.41         0.55         0.14            0.03            0.17
Year Ended 4/30/01                   $ 10.20         0.45           0.33         0.78         0.45              --            0.45
Year Ended 4/30/00                   $ 10.57         0.41          (0.36)        0.05         0.41            0.01            0.42

INTERMEDIATE TAX FREE INCOME FUND*

Year Ended 8/31/04                   $ 10.93         0.41@          0.15         0.56         0.41            0.08            0.49
Year Ended 8/31/03                   $ 11.15         0.42          (0.15)        0.27         0.42            0.07            0.49
Year Ended 8/31/02                   $ 10.98         0.43           0.21         0.64         0.43            0.04            0.47
Year Ended 8/31/01                   $ 10.46         0.44           0.52         0.96         0.44              --            0.44
Year Ended 8/31/00                   $ 10.42         0.46           0.10         0.56         0.46            0.06            0.52

NEW JERSEY TAX FREE INCOME FUND*

Year Ended 8/31/04                   $ 10.09         0.31           0.27         0.58         0.31            0.32            0.63
Year Ended 8/31/03                   $ 10.34         0.34          (0.08)        0.26         0.34            0.17            0.51
Year Ended 8/31/02                   $ 10.33         0.37           0.20         0.57         0.37            0.19            0.56
Year Ended 8/31/01                   $  9.73         0.42           0.60         1.02         0.42              --            0.42
Year Ended 8/31/00                   $  9.61         0.44           0.12         0.56         0.44              --            0.44


  *  Formerly Institutional Class Shares since 9/10/01.
  ^  The Fund changed its fiscal year end from April 30 to August 31.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.

                                   PER SHARE OPERATING PERFORMANCE:
                                   --------------------------------
                                      NET ASSET
                                     VALUE, END           TOTAL
                                      OF PERIOD          RETURN (a)
CALIFORNIA BOND FUND

Year Ended 8/31/04                      $ 10.77            5.57%
Year Ended 8/31/03                      $ 10.80            1.45%
Year Ended 8/31/02                      $ 11.07            5.31%
5/1/01 Through 8/31/01^                 $ 10.91            5.31%
Year Ended 4/30/01                      $ 10.53            7.77%
Year Ended 4/30/00                      $ 10.20            0.60%

INTERMEDIATE TAX FREE INCOME FUND*

Year Ended 8/31/04                      $ 11.00            5.19%
Year Ended 8/31/03                      $ 10.93            2.44%
Year Ended 8/31/02                      $ 11.15            5.99%
Year Ended 8/31/01                      $ 10.98            9.35%
Year Ended 8/31/00                      $ 10.46            5.54%

NEW JERSEY TAX FREE INCOME FUND*

Year Ended 8/31/04                      $ 10.04            5.92%
Year Ended 8/31/03                      $ 10.09            2.58%
Year Ended 8/31/02                      $ 10.34            5.82%
Year Ended 8/31/01                      $ 10.33           10.69%
Year Ended 8/31/00                      $  9.73            6.08%

                                                                      RATIOS/SUPPLEMENTAL DATA:
                                  -------------------------------------------------------------------------------------------------
                                                                    RATIOS TO AVERAGE NET ASSETS: #
                                                  -------------------------------------------------------------------
                                                                                                       NET INVESTMENT
                                     NET ASSETS,                    NET               EXPENSES                 INCOME
                                          END OF             INVESTMENT       WITHOUT WAIVERS,       WITHOUT WAIVERS,  PORTFOLIO
                                          PERIOD       NET       INCOME         REIMBURSEMENTS         REIMBURSEMENTS   TURNOVER
                                   (IN MILLIONS)  EXPENSES       (LOSS)   AND EARNINGS CREDITS   AND EARNINGS CREDITS       RATE (a)
CALIFORNIA BOND FUND

Year Ended 8/31/04                       $    40      0.65%        3.42%                  0.88%                  3.19%       43%
Year Ended 8/31/03                       $    36      0.65%        3.51%                  0.84%                  3.32%       49%
Year Ended 8/31/02                       $    46      0.65%        3.63%                  0.88%                  3.40%       65%
5/1/01 Through 8/31/01^                  $    31      0.65%        3.84%                  0.78%                  3.71%       29%
Year Ended 4/30/01                       $    33      0.65%        4.25%                  0.78%                  4.12%       55%
Year Ended 4/30/00                       $    14      0.65%        3.99%                  0.85%                  3.79%       87%

INTERMEDIATE TAX FREE INCOME FUND*

Year Ended 8/31/04                       $ 1,104      0.66%        3.71%                  0.73%                  3.64%       65%
Year Ended 8/31/03                       $ 1,159      0.66%        3.73%                  0.74%                  3.65%       56%
Year Ended 8/31/02                       $ 1,155      0.66%        3.88%                  0.74%                  3.80%       71%
Year Ended 8/31/01                       $   728      0.74%        4.10%                  0.75%                  4.09%       43%
Year Ended 8/31/00                       $   694      0.57%        4.49%                  0.66%                  4.40%       60%

NEW JERSEY TAX FREE INCOME FUND*

Year Ended 8/31/04                       $    65      0.75%        3.12%                  0.93%                  2.94%       54%
Year Ended 8/31/03                       $    72      0.75%        3.35%                  0.90%                  3.20%       59%
Year Ended 8/31/02                       $    83      0.75%        3.64%                  0.89%                  3.50%       75%
Year Ended 8/31/01                       $    82      0.75%        4.18%                  0.93%                  4.00%       48%
Year Ended 8/31/00                       $    73      0.59%        4.67%                  0.82%                  4.44%       48%

                                                                   PER SHARE OPERATING PERFORMANCE:
                                   -----------------------------------------------------------------------------------------------
                                                 INCOME FROM INVESTMENT OPERATIONS:                LESS DISTRIBUTIONS:
                                               --------------------------------------   ------------------------------------------
                                                               NET GAINS
                                                            OR LOSSES ON
                                   NET ASSET          NET     SECURITIES                 DIVIDENDS
                                      VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET   DISTRIBUTIONS
                                   BEGINNING       INCOME   REALIZED AND   INVESTMENT   INVESTMENT    FROM CAPITAL           TOTAL
                                   OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME           GAINS   DISTRIBUTIONS
NEW YORK INTERMEDIATE TAX
FREE INCOME FUND*

Year Ended 8/31/04                    $ 7.37         0.25           0.16         0.41         0.25            0.11            0.36
Year Ended 8/31/03                    $ 7.46         0.26@         (0.09)        0.17         0.26              --!           0.26
Year Ended 8/31/02                    $ 7.38         0.26@          0.09         0.35         0.26            0.01            0.27
Year Ended 8/31/01                    $ 7.01         0.29           0.37         0.66         0.29              --            0.29
Year Ended 8/31/00                    $ 6.91         0.31           0.10         0.41         0.31              --            0.31

TAX FREE INCOME FUND*

Year Ended 8/31/04                    $ 6.48         0.25@          0.18         0.43         0.25            0.09            0.34
Year Ended 8/31/03                    $ 6.65         0.26@         (0.12)        0.14         0.26            0.05            0.31
Year Ended 8/31/02                    $ 6.57         0.28@          0.08         0.36         0.28              --            0.28
Year Ended 8/31/01                    $ 6.25         0.29           0.32         0.61         0.29              --            0.29
Year Ended 8/31/00                    $ 6.19         0.30           0.06         0.36         0.30              --            0.30


 *   Formerly Institutional Class Shares since 9/10/01.
 @   Calculated based upon average shares outstanding.
 !   Rounds to less than .005

                                   PER SHARE OPERATING PERFORMANCE:
                                   --------------------------------
                                      NET ASSET
                                     VALUE, END               TOTAL
                                      OF PERIOD              RETURN
NEW YORK INTERMEDIATE TAX
FREE INCOME FUND*

Year Ended 8/31/04                       $ 7.42                5.60%
Year Ended 8/31/03                       $ 7.37                2.32%
Year Ended 8/31/02                       $ 7.46                4.99%
Year Ended 8/31/01                       $ 7.38                9.68%
Year Ended 8/31/00                       $ 7.01                6.13%

TAX FREE INCOME FUND*

Year Ended 8/31/04                       $ 6.57                6.82%
Year Ended 8/31/03                       $ 6.48                2.14%
Year Ended 8/31/02                       $ 6.65                5.61%
Year Ended 8/31/01                       $ 6.57               10.00%
Year Ended 8/31/00                       $ 6.25                6.11%

                                                                      RATIOS/SUPPLEMENTAL DATA:
                                   ----------------------------------------------------------------------------------------------
                                                                     RATIOS TO AVERAGE NET ASSETS:
                                                  -------------------------------------------------------------------
                                                                                                       NET INVESTMENT
                                     NET ASSETS,                    NET               EXPENSES                 INCOME
                                          END OF             INVESTMENT       WITHOUT WAIVERS,       WITHOUT WAIVERS,   PORTFOLIO
                                          PERIOD       NET       INCOME         REIMBURSEMENTS         REIMBURSEMENTS    TURNOVER
                                   (IN MILLIONS)  EXPENSES       (LOSS)   AND EARNINGS CREDITS   AND EARNINGS CREDITS        RATE
NEW YORK INTERMEDIATE TAX
FREE INCOME FUND*

Year Ended 8/31/04                         $ 394      0.72%        3.35%                  0.76%                  3.31%         30%
Year Ended 8/31/03                         $ 410      0.72%        3.48%                  0.75%                  3.45%         38%
Year Ended 8/31/02                         $ 474      0.72%        3.63%                  0.76%                  3.59%         75%
Year Ended 8/31/01                         $ 302      0.75%        4.10%                  0.79%                  4.06%         33%
Year Ended 8/31/00                         $ 277      0.58%        4.48%                  0.70%                  4.36%         46%

TAX FREE INCOME FUND*

Year Ended 8/31/04                         $ 600      0.74%        3.86%                  0.74%                  3.86%         47%
Year Ended 8/31/03                         $ 663      0.75%        3.95%                  0.75%                  3.95%         36%
Year Ended 8/31/02                         $ 796      0.75%        4.23%                  0.75%                  4.23%         94%
Year Ended 8/31/01                         $ 798      0.74%        4.56%                  0.76%                  4.54%         57%
Year Ended 8/31/00                         $ 753      0.57%        4.98%                  0.66%                  4.89%         35%

HOW TO REACH US

MORE INFORMATION
For investors who want more information on their Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at

1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
PO BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

The Investment Company Act File No. is 811-7841 for all Funds except JPMorgan California Bond Fund, whose File No. is 811-7795


(C) JPMorgan Chase & Co. All Rights Reserved. December 2004

PR-TFS-1204

                             JPMORGAN TAX FREE FUNDS


                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 29, 2004


                       J.P. MORGAN SERIES TRUST ( "JPMST")
             JPMorgan California Bond Fund ("California Bond Fund")

                J.P. MORGAN MUTUAL FUND SELECT TRUST ("JPMMFST")
    JPMorgan Intermediate Tax Free Income Fund ("Intermediate Tax Free Income
                                     Fund")
   JPMorgan New York Intermediate Tax Free Income Fund ("N.Y. Intermediate Tax
                               Free Income Fund")
     JPMorgan New Jersey Tax Free Income Fund ("N.J. Tax Free Income Fund")
             JPMorgan Tax Free Income Fund ("Tax Free Income Fund")

                      522 Fifth Avenue, New York, NY 10036


This Statement of Additional Information is not a Prospectus, but contains additional information which should be read in conjunction with the Prospectuses dated December 29, 2004 for California Bond Fund, Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund (each a "Fund," and, collectively, the "Funds") as supplemented from time to time. Additionally, this Statement of Additional Information incorporates by reference the financial statements included in the Shareholder Reports relating to the Funds dated August 31, 2004. The Prospectuses and the financial statements, including the Independent Registered Public Accountants' Reports, are available, without charge upon request by contacting J.P. Morgan Fund Distributors, Inc., the Funds' distributor ("JPMFD" or the "Distributor"), at 522 Fifth Avenue, New York, NY 10036.


For more information about the Funds or the financial statements, simply write or call for:

                          JPMorgan Funds Service Center
                                 P.O. Box 219392
                           Kansas City, MO 64121-9392
                                 1-800-348-4782


                                                                     SAI-TF-1204

TABLE OF CONTENTS


GENERAL                                                                                           1
INVESTMENT STRATEGIES AND POLICIES                                                                3
INVESTMENT RESTRICTIONS                                                                          23
TRUSTEES                                                                                         26
OFFICERS                                                                                         32
CODES OF ETHICS                                                                                  33
PROXY VOTING PROCEDURES AND GUIDELINES                                                           34
PORTFOLIO HOLDING DISCLOSURE                                                                     35
INVESTMENT ADVISER                                                                               37
ADMINISTRATOR AND SUB-ADMINISTRATOR                                                              39
DISTRIBUTOR                                                                                      41
DISTRIBUTION PLAN                                                                                42
CUSTODIAN                                                                                        44
TRANSFER AGENT                                                                                   44
SHAREHOLDER SERVICING                                                                            44
EXPENSES                                                                                         47
FINANCIAL PROFESSIONALS                                                                          47
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                    47
PURCHASES, REDEMPTIONS AND EXCHANGES                                                             48
DIVIDENDS AND DISTRIBUTIONS                                                                      51
NET ASSET VALUE                                                                                  51
PERFORMANCE INFORMATION                                                                          52
PORTFOLIO TRANSACTIONS                                                                           57
MASSACHUSETTS TRUST                                                                              59
DESCRIPTION OF SHARES                                                                            60
DISTRIBUTIONS AND TAX MATTERS                                                                    62
ADDITIONAL INFORMATION                                                                           66
FINANCIAL STATEMENTS                                                                             73
APPENDIX A-DESCRIPTION OF SECURITY RATINGS                                                      A-1
APPENDIX B-ADDITIONAL INFORMATION CONCERNING CALIFORNIA MUNICIPAL SECURITIES                    B-1
APPENDIX C-INFORMATION CONCERNING THE STATE OF NEW YORK                                         C-1
APPENDIX D-SPECIAL INVESTMENT CONSIDERATIONS RELATING TO NEW JERSEY MUNICIPAL OBLIGATIONS       D-1

                                     GENERAL

     This Statement of Additional Information (the "SAI") relates to the JPMorgan Funds listed below. The shares of the Funds are collectively referred to in this SAI as the "Shares." The Trustees of the Funds have authorized the issuance and sale of the following classes of shares of the Funds:

 California Bond Fund                                  Select, Institutional, Class A, Class B and Class C
 Intermediate Tax Free Income Fund                     Select, Institutional, Class A, Class B and Class C
 N.Y. Intermediate Tax Free Income Fund                Select, Institutional, Class A, Class B and Class C
 N.J. Tax Free Income Fund                             Select, Institutional, Class A, Class B and Class C
 Tax Free Income Fund                                  Select, Institutional, Class A, Class B and Class C

     Currently, each Fund offers the following classes of Shares:

 California Bond Fund                                  Select, Institutional and Class A
 Intermediate Tax Free Income Fund                     Select, Institutional, Class A, Class B and Class C
 N.J. Tax Free Income Fund                             Select, Class A and Class B
 N.Y. Intermediate Tax Free Income Fund                Select, Institutional, Class A, Class B and Class C
 Tax Free Income Fund                                  Select, Class A and Class B

     Effective February 19, 2005, the following Funds will also offer the following additional classes of Shares:

 California Bond Fund                                  Class B and Class C
 N.J. Tax Free Income Fund                             Class C

     Effective February 28, 2001, the following Funds were renamed as approval by the Board of Trustees of the JPMMFST:

  FUND                                                 FORMER NAME
 JPMorgan Intermediate Tax Free Income Fund            Chase Vista Select Intermediate Tax Free Income Fund
 JPMorgan New York Intermediate Tax Free Income Fund   Chase Vista Select New York Intermediate Tax Income Fund
 JPMorgan New Jersey Tax Free Fund                     Chase Vista Select New Jersey Tax Free Income Fund
 JPMorgan Tax Free Income Fund                         Chase Vista Select Tax Free Income Fund

     Effective May 1, 2003, the Mutual Fund Select Trust was renamed the J.P. Morgan Mutual Fund Select Trust with the approval of the Board of Trustees.

     Effective February 19, 2005, the following Funds will be renamed with the approval of its Board of Trustees of JPMST or JPMMFST, as applicable:


 NAME OF FUND AS OF DECEMBER 29, 2004                  NAME OF FUND EFFECTIVE FEBRUARY 19, 2005
 JPMorgan California Bond Fund                         JPMorgan California Tax Free Bond Fund
 JPMorgan Intermediate Tax Free Income Fund            JPMorgan Intermediate Tax Free Bond Fund
 JPMorgan New York Intermediate Tax Free Income Fund   JPMorgan New York Tax Free Bond Fund
 JPMorgan New Jersey Tax Free Income Fund              JPMorgan New Jersey Tax Free Bond Fund

     This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds listed above in order to enable investors to select the Fund or Funds which best suit their needs.

     This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.

     The California Bond Fund is series of JPMST, an open-end management investment company, formed on August 15, 1996, as a Massachusetts business trust.

     The Intermediate Tax Free Income Fund, Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund and N.J. Tax Free Income Fund are series of JPMMFST, an open-end management investment company, organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on October 1, 1996. JPMST and JPMMFST are referred to as the "Trusts."

     PENDING TRANSACTIONS. On August 19, 2004, the Boards of Trustees of the Trusts approved the reorganization and redomiciliation of the Funds as series of J.P. Morgan Mutual Funds Series ("JPMMFS"), a Massachusetts business trust, subject to the approval of shareholders of the Funds ("Shell Reorganizations"). On that same date, the Board of Trustees of JPMMFS approved the redomiciliation of JPMMFS as a Delaware statutory trust to be called "JPMorgan Trust I," subject to the approval of shareholders of JPMMFS ("Redomiciliation").

     On August 19, 2004, the Board of Trustees of JPMMFST also approved merger transactions involving two of the Funds included in this SAI that are series of JPMMFST. The proposed target and acquiring funds for each of those proposed merger transactions are shown in the table below.

 ACQUIRED FUND                                               ACQUIRING FUND
 One Group Intermediate Tax-Free Bond Fund    MERGES WITH    JPMorgan Intermediate Tax Free Income Fund
                                                             (a series of JPMMFST)

 JPMorgan Tax Free Income Fund                MERGES WITH    One Group Tax-Free Bond Fund (a series of
                                                             One Group Mutual Funds)

     Special meetings of shareholders of JPMST, JPMMFST and JPMMFS have been scheduled to be held on January 20, 2005 to consider each of the above proposals to the extent applicable to each Fund. If these proposals are approved by shareholders of the affected Funds, each of the transactions described above is expected to be effective as of the close of business on February 18, 2005 ("Closing Date").

     If shareholders of a Fund approve the Shell Reorganization with respect to that Fund, and shareholders of JPMMFS approve the Redomiciliation, the Fund will become a series of JPMorgan Trust I on the Closing Date. If shareholders of a Fund approve the Shell Reorganization with respect to that Fund, and shareholders of JPMMFS do not approve the Redomiciliation, the Fund will become a series of JPMMFS on the Closing Date. If shareholders of a Fund do not approve the Shell Reorganization with respect to that Fund, the Fund will remain a series of JPMST or JPMMFST, as applicable. Each of the above considerations will apply to JPMorgan Tax Free Income Fund only to the extent that shareholders of that Fund do not approve the proposed merger transaction involving that Fund.


     The Funds are advised by J.P. Morgan Investment Management Inc. ( "JPMIM" or the "Adviser").

     In addition to these Funds, the Trusts consist of other series representing separate investment funds.


     Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (J.P. Morgan Chase Bank), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.


                       INVESTMENT STRATEGIES AND POLICIES

                             TAX EXEMPT OBLIGATIONS

     The Funds invest in tax exempt obligations to the extent consistent with each Fund's investment objective and policies. A description of the various types of tax exempt obligations which may be purchased by the Funds appears below. See "Quality and Diversification Requirements."

     MUNICIPAL BONDS. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

     Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

     MUNICIPAL NOTES. The Funds may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations. The interest rate on variable rate demand notes is adjustable at periodic intervals as specified in the notes. Master demand obligations permit the investment of fluctuating amounts at periodically adjusted interest rates. They are governed by agreements between the municipal issuer and JPMorgan Chase Bank acting as agent, for no additional fee. Although master demand obligations are not marketable to third parties, the Funds consider them to be liquid because they are payable on demand. There is no specific percentage limitation on these investments. Municipal notes are subdivided into three categories of short-term obligations: municipal notes, municipal commercial paper and municipal demand obligations.

     Municipal notes are short-term obligations with a maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

     Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

     Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

     Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Funds may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of each Fund to receive the par value of the obligation upon demand or notice.

     Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds have no specific percentage limitations on investments in master demand obligations.

     PREMIUM SECURITIES. During a period of declining interest rates, many municipal securities in which the Funds invest likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium. In general, such securities have market values greater than the principal amounts payable on maturity, which would be reflected in the net asset value (the "NAV") of the Fund's shares. The values of such "premium" securities tend to approach the principal amount as they near maturity.

     PUTS. The Funds may purchase without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put." The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with the Funds' investment objectives and subject to the supervision of the Trustees, the purpose of this practice is to permit the Funds to be fully invested in tax exempt securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Adviser will monitor each writer's ability to meet its obligations under puts.

     Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Adviser revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Adviser considers the amount of cash available, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in a Fund's portfolio and the yield, quality and maturity dates of the underlying securities.


     The Funds value any municipal bonds and notes subject to puts with remaining maturities of less than 60 days by the amortized cost method. If a Fund were to invest in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities would be valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of the value of a put, consider, among other factors, the credit-worthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the Securities and Exchange Commission ("SEC"). Prior to investing in such securities, a Fund, if deemed necessary based upon the advice of counsel, will apply to the SEC for an exemptive order, which may not be granted, relating to the amortized valuation of such securities.


     Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Funds' policy is to enter into put transactions only with municipal securities dealers who are approved by its Adviser. Each dealer will be approved on its own merits, and it is the Funds' general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Adviser reviews regularly the list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Ratings Group ("Standard & Poor's"), or will be of comparable quality in the Adviser's opinion or such put writers' obligations will be collateralized and of comparable quality in the Adviser's opinion. The Trustees have directed the Adviser not to enter into put transactions with any dealer, which, in the judgment of the Adviser, becomes more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Funds are unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

     Entering into a put with respect to a tax exempt security may be treated, depending upon the terms of the put, as a taxable sale of the tax exempt security by the Funds with the result that, while the put is outstanding, a Fund will no longer be treated as the owner of the security and the interest income derived with respect to the security will be treated as taxable income to the Fund.

                            MONEY MARKET INSTRUMENTS

     Each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. Under normal circumstances, the Funds will purchase these securities to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Funds may also invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Quality and Diversification Requirements."

     U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States. The Funds may also invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations;
(ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

     BANK OBLIGATIONS. The Funds may invest in bank obligations. Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of the U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market; there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years. Investments in bank obligations are limited to those of U.S banks (including their foreign branches) which have assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation and such other U.S. commercial banks which are judged by the Adviser to meet comparable credit standing criteria.

     The Funds will not invest in obligations for which the Adviser, or any of their affiliated persons, is the ultimate obligor or accepting bank.

     COMMERCIAL PAPER. The Funds may invest in commercial paper. Commercial paper is defined as short term obligations with maturities from 1 to 270 days issued by banks, corporations, or other borrowers to investors with temporary idle cash. Commercial paper includes master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser to whom such affiliate, in its capacity as a commercial bank, has made a loan.

     REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if the agreement is fully collateralized by securities in which such Fund is permitted to invest. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities.

                            NON-MUNICIPAL SECURITIES

     The Funds may invest in bonds and other debt securities of domestic issuers to the extent consistent with their investment objectives and policies. The Funds may invest in U.S. Government, bank and corporate debt obligations, as well as asset-backed securities and repurchase agreements. The Funds will purchase such securities only when the Adviser believes that they would enhance the after tax returns of a shareholder of a Fund in the highest federal and state income tax brackets. For information on short-term investments in these securities, see "Money Market Instruments."

     MORTGAGES (DIRECTLY HELD). Each Fund, may invest directly in mortgages. Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Adviser.

     The directly placed mortgages in which the Funds invest may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, such Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Funds or the Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.


     STRUCTURED PRODUCTS. Each Fund, except the California Bond Fund, may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation of trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products, which represent derived investment positions based on relationships among different markets or asset classes.


     These Funds may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.


     Certain issuers of structured products may be deemed to be "investment companies" as defined in the Investment Company Act of 1940 ("1940 Act"), as amended. As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.


     Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security.

     STRIPPED OBLIGATIONS. The Funds may invest in principal-only or interest-only stripped obligations. The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities.


     FLOATING AND VARIABLE RATE SECURITIES. Each Fund, except the California Bond Fund, may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or third party. As a result of the floating or variable rate nature of these investments, the Funds' yields may decline, and they may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Funds' yields may increase, and they may have reduced risk of capital depreciation. Demand features on certain floating or variable rate securities may obligate the Funds to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments.


     The Adviser has been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the Funds on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity.

     Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the nature of the underlying floating or variable rate should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law limit the degree to which interest on such floating or variable rate securities nay fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term fixed rate adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

     INVERSE FLOATERS AND INTEREST RATE CAPS. Each Fund, except California Bond Fund, may invest in inverse floaters and in securities with interest rate caps. Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. The market value of an inverse floater will vary inversely with changes in market interest rates and will be more volatile in response to interest rates changes than that of a fixed rate obligation. Interest rate caps are financial instruments under which payments occur if an interest rate index exceeds a certain predetermined interest rate level, known as the cap rate, which is tied to a specific index. These financial products will be more volatile in price than securities which do not include such a structure.

     ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. Each Fund may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. The Funds may invest in pay-in-kind securities, which have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. A Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. The California Bond Fund may invest in deferred payment securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because a Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income-producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

     ASSET-BACKED SECURITIES. Each Fund may invest in asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Collateralized securities are also subject to certain additional risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment, a Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

                             ADDITIONAL INVESTMENTS

     SYNTHETIC VARIABLE RATE INSTRUMENTS. Each Fund may invest in certain synthetic variable rate instruments. Such instruments generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par. JPMlM reviews the structure of synthetic variable rate instruments to identify credit and liquidity risks (including the conditions under which the right to tender the instrument would no longer be available) and will monitor those risks. In the event that the right to tender the instrument is no longer available, the risk to the Fund will be that of holding the long-term bond. In the case of some types of instruments credit enhancement is not provided, and if certain events, which may include (a) default in the payment of principal or interest on the underlying bond, (b) downgrading of the bond below investment grade or (c) a loss of the bond's tax exempt status, occur, then (i) the put will terminate and
(ii) the risk to the Fund will be that of holding a long-term bond.


     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Funds may purchase securities on a when-issued or delayed-delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will maintain with the JP Morgan Chase Bank, the Funds' custodian (see "Custodian") a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.

     FORWARD COMMITMENTS. The Funds may purchase securities for delivery at a future date, which may increase their overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. Although short-term investments will normally be in tax-exempt securities or Municipal Obligations, short-term taxable securities or obligations may be purchased if suitable short-term tax-exempt securities or Municipal Obligations are not available. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the SEC concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a segregated account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

     Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities in held separate the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal, state or local taxation. Purchasing securities on a forward commitment basis may also involve the risk of default by the other party on the obligation, delaying or preventing such a Fund from recovering the collateral or completing the transaction.


     To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

     INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the 1940 Act. These limits require that, as determined immediately after a purchase is made,
(i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, a Fund to would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. The SEC has granted an exemptive order permitting each Fund to invest its uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from a Trust in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.


     REVERSE REPURCHASE AGREEMENTS. The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed-upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

     LOANS OF PORTFOLIO SECURITIES. Each of the Funds may lend its securities if such loans are secured continuously by cash collateral in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Adviser or the Distributor, unless otherwise permitted by applicable law. The voting rights with respect to loaned securities may pass with the lending of the securities, but the Board of Trustees is entitled to call loaned securities to vote proxies, or otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan, when the Board believes it necessary to vote. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

     There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.


     ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. No Fund may acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) under the Securities Act of 1933 (the "1933 Act "), as amended, and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.


     Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

     As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of a Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

                    QUALITY AND DIVERSIFICATION REQUIREMENTS

     The Funds are registered as non-diversified investment companies which means that the Funds are not limited by the 1940 Act in the proportion of their assets that may be invested in the obligations of a single issuer. Thus, a Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to its portfolio securities. The Funds, however, will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Distributions and Tax Matters".

     Each Fund invests principally in a portfolio of "investment grade" tax exempt securities. An investment grade bond is rated, on the date of investment, within the four highest ratings of Moody's, currently Aaa, Aa, A and Baa or of Standard & Poor's, currently AAA, AA, A and BBB, while high grade debt is rated, on the date of the investment, within the two highest of such ratings. Investment grade municipal notes are rated, on the date of investment, MIG-1 or MIG-2 by Standard & Poor's or SP-1 and SP-2 by Moody's. Investment grade municipal commercial paper is rated, on the date of investment, Prime 1 or Prime 2 by Moody's and A-1 or A-2 by Standard & Poor's. The Funds may also invest up to 10% of its total assets in securities which are "below investment grade." Such securities must be rated, on the date of investment, B or better by Moody's or Standard & Poor's, or of comparable quality. Securities rated Ba or B by Moody's and BB or B by Standard & Poor's are below investment grade and considered to be speculative with regard to payment of interest and principal. If the quality of the investment later declines, a Fund may continue to hold the investment. See "Below Investment Grade Debt" below. The Fund may invest in debt securities which are not rated or other debt securities to which these ratings are not applicable, if in the opinion of the Adviser, such securities are of comparable quality to the rated securities discussed above. In addition, at the time the Fund invests in any commercial paper, bank obligation, repurchase agreement, or any other money market instruments, the investment must have received a short term rating of investment grade or better (currently Prime-3 or better by Moody's or A-3 or better by Standard & Poor's) or the investment must have been issued by an issuer that received a short term investment grade rating or better with respect to a class of investments or any investment within that class that is comparable in priority and security with the investment being purchased by the Fund. If no such ratings exists, the investment must be of comparable investment quality in the Adviser's opinion, but will not be eligible for purchase if the issuer or its parent has long term outstanding debt rated below BBB.

     BELOW INVESTMENT GRADE DEBT. Certain lower rated securities purchased by the Fund, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing higher coupons or interest rates than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

     Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately a Fund's portfolio securities for purposes of determining the Fund's net asset value. See Appendix A for more detailed information on these ratings.

     In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

                        OPTIONS AND FUTURES TRANSACTIONS

     The Funds may purchase and sell (a) exchange traded and over-the-counter ("OTC") put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index. Each of the Funds may use futures contracts and options for hedging and risk management purposes. The Funds may also use futures and options to seek to enhance portfolio performance.

     Each of the Funds may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund's overall strategy in a manner deemed appropriate by the Adviser and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit a Fund's possibilities to realize gains as well as its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

     A Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell options on futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets. In addition, a Fund will not purchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the NAV of a Fund.

     None of the Funds will be a commodity pool. The Trusts, on behalf of themselves and their respective Fund or Funds, have filed notices of eligibility for exclusion from definition of the term "commodity pool operator" under the Commodity Exchange Act, and, therefore. Are not subject to registration or regulation as a pool operator under the rules of the Commodity Futures Trading Commission.

                                     OPTIONS

     PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exits. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual purchase or sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

     The buyer of a typical put option can expect to realize a gain if the value of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

     SELLING (WRITING) PUT AND CALL OPTIONS. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for the receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price.

     If the market is not liquid for a put option a Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below. If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

     Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

     OPTIONS ON INDEXES. Each of the Funds may purchase and sell put and call options on any securities index based on securities in which a Fund may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because a Fund's investments generally will not match the composition of an index.

     For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

     EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by a Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Adviser. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

     Provided that the Fund has arrangements with certain qualified dealers who agree that a Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

                                FUTURES CONTRACTS

     The Funds may purchase and sell futures contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position.

     When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

     The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant ("FCM"). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of a Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund. Each Fund will segregate liquid assets in connection with its use of options and futures contracts to the extent required by the staff of the SEC. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

     OPTIONS ON FUTURES CONTRACTS. The Funds may purchase and sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities. Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

     The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the FCM, as required by the 1940 Act and the SEC's interpretations thereunder.

     COMBINED POSITIONS. Each Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

     Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell futures with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

     POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

     ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

     In addition to the foregoing requirements, the Board of Trustees has adopted an additional restriction on the use of futures contracts and options thereon, requiring that the aggregate market value of the futures contracts held by each of the Funds, except for California Bond Fund, not exceed 50% of the market value of each of their total assets. Neither this restriction nor any policy with respect to the restrictions, would be changed by the Board of Trustees without considering the policies and concerns of the various federal and state regulatory agencies. (See "Investment Restrictions.")

     SWAPS AND RELATED SWAP PRODUCTS. Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

     Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

     Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

     The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

     The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

     The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If an Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

     The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

     Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement.

     Each Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.


     The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.


     During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

     The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

                                 RISK MANAGEMENT

     The Funds may employ non-hedging risk management techniques. Examples of such strategies include synthetically altering the duration of its portfolio or the mix of securities in its portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long-term securities, it might cause the Fund to purchase futures contracts on long-term debt securities. Similarly, if the Adviser wishes to decrease exposure to fixed income securities or purchase equities, it could cause the Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

     RISKS ASSOCIATED WITH DERIVATIVE SECURITIES AND CONTRACTS. The risks associated with a Fund's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

     MARKET RISK. Investments in structured securities are subject to the market risks described above. Entering into a derivative contract involves a risk that the applicable market will move against a Fund's position and that a Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by a Fund.

     LEVERAGE AND VOLATILITY RISK. Derivative instruments may sometimes increase or leverage a Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Fund. If a Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests.

     CORRELATION RISK. A Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and a Fund's assets.

     CREDIT RISK. Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

     LIQUIDITY AND VALUATION RISK. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. A Fund's ability to terminate over-the counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.

                     SPECIAL FACTORS AFFECTING CERTAIN FUNDS

     The California Bond Fund intends to invest a high proportion of its assets in municipal obligations in California municipal securities. Payment of interest and preservation of principal is dependent upon the continuing ability of California issuers and/or obligors of California Municipal Securities to meet their obligations thereunder.

     Under normal circumstances, the California Bond Fund invests at least 80% of its total assets in municipal securities. For purposes of this policy, "California municipal bonds" has the same meaning as "California Municipal Securities," which are obligations of any duration (or maturity) issued by California, its political subdivisions and their agencies, authorities and instrumentalities and any other obligations, the interest from which is exempt from California personal income tax. The interest from many but not all California Municipal Securities is also exempt from federal income tax. The California Bond Fund may also invest in debt obligations of state and municipal issuers outside of California. In general, the interest on such securities is exempt from federal income tax but subject to California income tax. A portion of the Fund's distributions from interest on California Municipal Securities and other municipal securities in which the California Bond Fund invests may under certain circumstances be subject to federal alternative minimum tax. See "Distributions and Tax Matters".


     For further information concerning California Municipal Obligations, see Appendix B to this Statement of Additional Information. The summary set forth in Appendix B is based on information from the official statement issued by the State of California for its general obligation bond issue on September 29, 2004 and does not purport to be complete.

     The N.Y. Intermediate Tax Free Income Fund and N.J. Tax Free Income Fund intend to invest a high proportion of their assets in state, local and agencies municipal securities. Payment of interest and preservation of principal is dependent upon the continuing ability of the state issuers and/or obligors of such institutions to meet their obligations. See Appendix C for further information about the State of New York and Appendix D for further information about the State of New Jersey.

                               PORTFOLIO TURNOVER

     Each Fund's portfolio turnover rate is set out below. A rate of 100% indicates that the equivalent of each Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent that net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions and Tax Matters" below.


                                              FISCAL YEAR    FISCAL YEAR
                                                 ENDED          ENDED
                                                8/31/03        8/31/04
                                              --------------------------
California Bond Fund                              49%             43%
Intermediate Tax Free Income Fund                 56%             65%
N.Y. Intermediate Tax Free Income Fund            38%             30%
N.J. Tax Free Income Fund                         59%             54%
Tax Free Income Fund                              36%             47%


                             INVESTMENT RESTRICTIONS

     The investment restrictions below have been adopted by the Trusts with respect to the Funds. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of a Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

     Except for the investment policies designated as fundamental in the Prospectuses or herein, the Funds' investment policies (including their investment objectives) are not fundamental.

     FUNDAMENTAL INVESTMENT RESTRICTIONS.

(1) (a) The California Bond Fund may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

(1) (b) The Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund's permissible futures and options transactions in U.S. government securities, positions in options and futures shall not be subject to this restriction;

(2) (a) The California Bond Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

(2) (b) The Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund may not issue any senior security (as defined in the 1940 Act), except that (a) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to a Fund's permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security;

(3) (a) The California Bond Fund may not borrow money, except to the extent permitted by applicable law;

(3) (b) The Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund may not borrow money, except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33 1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments;

(4) The Funds may not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

(5) (a) The California Bond Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate and (c) make direct investments in mortgages;

(5) (b) The Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

(6) (a) The California Bond Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities;

(6) (b) The Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or
(ii) engaging in forward purchases or sales of foreign currencies or securities; and

(7) The Funds may make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

(8) All of the Funds have an 80% investment policy which is fundamental and may not be changed without shareholder approval.

   In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, each of the Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund.

   For purposes of investment restriction (5) (b) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction (1) (b) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (1) (b) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of any "industry."

     FUTURE CHANGES TO FUNDAMENTAL INVESTMENT POLICES AND RESTRICTIONS. On August 19, 2004, the Board of Trustees of JPMMFST approved a proposal to amend each Fund's fundamental investment restriction with respect to borrowing, subject to the approval of shareholders. Shareholders will be asked to approve this proposed revised restriction at special meetings of shareholder scheduled to be held on January 20, 2005. If approved by shareholders, the fundamental investment restriction with respect to borrowing (investment restriction 3(b)) for the JPMMFST Funds will be as indicated below.

     BORROWING: No Fund may borrow money, except to the extent permitted by applicable law.

     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are not fundamental policies of the Funds and may be changed by the Trustees of the Funds without shareholder approval.

     (i) The Funds may not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

     (ii) The Funds may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules;

     (iii) The Funds may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto;

     (iv) The Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer;

     (v) The Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund may not purchase or sell interests in oil, gas or mineral leases;

     (vi) The Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

     (vii) The Funds may not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     For purposes of the Funds' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.




     If a rating restriction on an investment set forth herein or in a Prospectus is adhered to at the time of purchase, later changes in ratings resulting from any cause other than actions by the Funds will not be considered a violation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                                    TRUSTEES


     The names of the Trustees of the Funds, together with information regarding their year of birth, the date each Trustee first became a board member of the JPMorgan Funds, principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 (the "Securities Exchange Act"), as amended or subject to the requirements of
Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.


                                                                       NUMBER OF
                                                                     PORTFOLIOS IN
                                                                          FUND
       NAME (YEAR OF BIRTH);                                           COMPLEX(1)
     POSITIONS WITH THE FUNDS           PRINCIPAL OCCUPATIONS         OVERSEEN BY        OTHER DIRECTORSHIPS HELD
             (SINCE)                     DURING PAST 5 YEARS            TRUSTEE             OUTSIDE FUND COMPLEX
INDEPENDENT TRUSTEES

 WILLIAM J. ARMSTRONG (1941);         Retired. Vice-President &            70         None.
 Trustee of JPMST since 2001, and     Treasurer of Ingersoll-Rand
 JPMMFST since 1996                   Company (manufacturer of
                                      industrial equipment)
                                      (1972-2000).

 ROLAND R. EPPLEY, JR. (1932);        Retired.                             70         Director of Janel Hydro Inc.
 Trustee of JPMST since 2001, and                                                     (automotive) (1993-present).
 JPMMFST

                                                                       NUMBER OF
                                                                     PORTFOLIOS IN
                                                                          FUND
      NAME (YEAR OF BIRTH);                                            COMPLEX(1)
     POSITIONS WITH THE FUNDS           PRINCIPAL OCCUPATIONS         OVERSEEN BY        OTHER DIRECTORSHIPS HELD
             (SINCE)                     DURING PAST 5 YEARS            TRUSTEE             OUTSIDE FUND COMPLEX

since 1996

DR. MATTHEW GOLDSTEIN (1941);        Chancellor of the City               70         Trustee of Bronx-Lebanon
Trustee of the Trusts since 2003     University of New York                          Hospital Center (1992-present);
                                     (1999-present); President,                      Director of New Plan Excel
                                     Adelphi University (New                         Realty Trust, Inc. (real estate
                                     York) (1998-1999).                              investment trust) (2000-present);
                                                                                     Director of Lincoln Center
                                                                                     Institute for the Arts in
                                                                                     Education (1999-present).

ROBERT J. HIGGINS (1945); Trustee    Retired; Director of                 70         Director of Providian Financial
of the Trusts since 2002             Administration of the State                     Corp. (banking) (2002-present).
                                     of Rhode Island
                                     (2003-2004); President -
                                     Consumer Banking and
                                     Investment Services Fleet
                                     Boston Financial
                                     (1971-2002).

WILLIAM G. MORTON, JR. (1937);       Retired; Chairman Emeritus           70         Director of Radio Shack
Trustee of the Trusts since 2003     (2001-2002), and Chairman                       Corporation (electronics)
                                     and Chief Executive                             (1987-present); Director of The
                                     Officer, Boston Stock                           National Football Foundation and
                                     Exchange (1985-2001).                           College Hall of Fame
                                                                                     (1994-present); Trustee of the
                                                                                     Berklee College of Music
                                                                                     (1998-present); Trustee of the
                                                                                     Stratton Mountain School
                                                                                     (2001-present).

FERGUS REID, III (1932); Trustee of  Chairman of Lumelite                 70         Trustee of Morgan Stanley Funds
JPMST since 2001, and JPMMFST since  Corporation (plastics                           (209 portfolios) (1995-present).
1996 and Chairman of the Board of    manufacturing)
Trustees since 2001                  (2003-present); Chairman
                                     and CEO of Lumelite
                                     Corporation (1985-2002).

JAMES J. SCHONBACHLER (1943);        Retired; Managing Director           70         None.
Trustee of the Trusts since 2001     of Bankers Trust Company
                                     (financial services)
                                     (1968-1998).

INTERESTED TRUSTEE

LEONARD M. SPALDING, JR.* (1935);    Retired; Chief Executive             70         None.
Trustee of JPMST since 2001, and     Officer of Chase Mutual
JPMMFST since 2001                   Funds (investment company)
                                     (1989-1998);

                                                                       NUMBER OF
                                                                     PORTFOLIOS IN
                                                                          FUND
      NAME (YEAR OF BIRTH);                                            COMPLEX(1)
     POSITIONS WITH THE FUNDS           PRINCIPAL OCCUPATIONS         OVERSEEN BY        OTHER DIRECTORSHIPS HELD
             (SINCE)                     DURING PAST 5 YEARS            TRUSTEE             OUTSIDE FUND COMPLEX
                                      President & Chief Executive
                                      Officer of Vista Capital
                                      Management (investment
                                      management) (1990-1998);
                                      Chief Investment Executive
                                      of Chase Manhattan Private
                                      Bank (investment
                                      management) (1990-1998).



     (1) A Fund Complex means two or more required investment companies that hold themselves out to investors as related companies for purposes of investment and investor investment services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Funds Complex for which the Boards of Trustees serve includes 14 registered investment companies.

     * Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase & Co. ("JPMorgan Chase")(formerly known as "J.P.
     Morgan Chase & Co.") stock.


     Each Trustee serves for an indefinite term, subject to the Fund's current retirement policy, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Trustees decide upon general policies and are responsible for overseeing each Trust's business affairs.


                               STANDING COMMITTEES

     The Boards of Trustees of currently has four standing committees: the Audit, Valuation, Investment, and Governance Committees. The Board does not have a Compensation Committee.

     The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Schonbachler. The purposes of the Audit Committee are: (i) to appoint and determine compensation of the Funds' independent accountants; (ii) to oversee of the performance of the Funds' audit, accounting and financial reporting policies, practices and internal controls; (iii) to approve of non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (iv) to oversee the quality and objectivity of the Funds' independent audit and the financial statements of the Funds; and (v) to act as a liaison between the Funds' independent auditors and the full Board. The Audit Committee met four times during the fiscal year ended October 31, 2004.

     The members of the Valuation Committee are Messrs. Reid (Chairman), Higgins and Morton. The function of the Valuation Committee is to assist the Board in its oversight of the valuation of the Funds' securities by JPMIM, the adviser to the Funds, as well as any sub-adviser. In instances in which the valuation procedures of the Funds require Board action, but it is impracticable or impossible to hold a meeting of the entire Board, the Valuation Committee will act in lieu of the full Board. Consequently the Valuation Committee has been consulted by management of the JPMorgan Funds on one occasion during the fiscal year ended October 31, 2004.

     The members of the Investment Committee are Messrs. Spalding (Chairman) and Goldstein. The function of the Investment Committee is to assist the Board in the oversight of the investment management services provided by the Adviser to the Funds, as well as any sub-adviser to the Funds. The full Board may delegate to the Investment Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. The Investment Committee met once during the fiscal year ended October 31, 2004.

     The members of the Governance Committee are Messrs. Reid (Chairman), Higgins and Morton, who are each Independent Trustees of the JPMorgan Funds. The responsibilities of the Governance Committee include (i) the selection and nomination of persons for election and appointment as Trustees, (ii) the review of shareholder correspondence to the Board, (iii) the review of nominees recommended to the Board; (iv) review of Trustees compensation; and (v) recommendation of Independent Trustee Counsel and Fund legal counsel. The Governance Committee met once during the fiscal year ended October 31, 2004. When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is "independent" and whether the person is other wise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee;
(iii) the contribution that the person can make to the Boards and the JPMorgan Funds, with consideration being given to the person's business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) consistency with the 1940 Act. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Boards by shareholders and will evaluate such nominees in the same manner as it evaluate nominees identified by the Governance Committee.

     At special meetings of shareholders, scheduled to be held on January 20, 2005, shareholders of record of the Funds of the Trusts on October 27, 2004, will be asked to elect Trustees.

     The following table shows each Trustee's beneficial ownership as of December 31, 2004 in the Funds and each Trustee's aggregate ownership in any funds that the Trustee oversees in the Family of Investment Companies(1):



                                                                     DOLLAR RANGE OF
                                               DOLLAR RANGE OF            EQUITY
                                                    EQUITY          SECURITIES IN THE      DOLLAR RANGE OF
                           DOLLAR RANGE OF    SECURITIES IN THE            N.Y.                EQUITY
                          EQUITY SECURITIES      INTERMEDIATE          INTERMEDIATE       SECURITIES IN THE
NAME OF                   IN THE CALIFORNIA        TAX FREE              TAX FREE           N.J. TAX FREE
TRUSTEE                       BOND FUND          INCOME FUND           INCOME FUND           INCOME FUND
-----------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong             None              $50,001 -                None                 None
                                                   $100,000
Roland R. Eppley, Jr.            None                 None                  None                 None
Dr. Matthew Goldstein            None                 None                  None                 None
Robert J. Higgins                None                 None                  None                 None
William G. Morton, Jr.           None                 None                  None                 None
Fergus Reid, III                 None                 None                  None                 None
James J. Schonbachler            None                 None                  None                 None

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.         None                 None                  None                 None



                           DOLLAR RANGE OF         AGGREGATE OWNERSHIP OF ALL
                                EQUITY                REGISTERED INVESTMENT
                          SECURITIES IN THE           COMPANIES OVERSEEN BY
                           TAX FREE INCOME            TRUSTEE IN FAMILY OF
NAME OF TRUSTEE                  FUND                INVESTMENT COMPANIES(1)
-------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong              None                   Over $100,000
Roland R. Eppley, Jr.             None                   Over $100,000
Dr. Matthew Goldstein             None                       None
Robert J. Higgins                 None                        None
William G. Morton, Jr.            None                        None
Fergus Reid, III                  None                   Over $100,000
James J. Schonbachler             None                 $50,001-$100,000

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.          None                   Over $100,000



(1) Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Boards of Trustees serve includes 14 investment companies.

     As of December 31, 2003, none of the independent Trustees or their immediate family members owned securities of the Adviser or the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

     Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Funds Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Funds Complex, Mr. Reid is paid an additional $130,000. Messrs. Armstrong and Spalding are paid additional $40,000 for their services as committee Chairmen. The Trustees may hold various other directorships unrelated to the JPMorgan Funds Complex.

     Trustee compensation paid by each of the Funds and the JPMorgan Funds Complex for the calendar year ended December 31, 2003 are set forth below:



                                         AGGREGATE TRUSTEE COMPENSATION PAID BY THE FUNDS
                                                                    N.Y.        N.J. TAX      TAX      AGGREGATE TRUSTEE
                                CALIFORNIA    INTERMEDIATE      INTERMEDIATE      FREE       FREE      COMPENSATION PAID
                                   BOND         TAX FREE          TAX FREE       INCOME     INCOME       FROM THE FUND
NAME OF TRUSTEE                    FUND        INCOME FUND      INCOME FUND       FUND       FUND           COMPLEX
INDEPENDENT TRUSTEES
William J. Armstrong               $ 227         $ 2,155          $ 1,042         $  98     $   991        $  140,000
Roland R. Eppley, Jr.                197           1,844              897            84         852           120,000

Dr. Matthew Goldstein                142           1,387              662            63         629            90,000
Robert J. Higgins                    197           1,844              897            84         852           120,000
William G. Morton, Jr.               142           1,387              662            63         629            90,000
Fergus Reid, III                     412           3,862            1,877           176       1,784           250,000
James J. Schonbachler                197           1,844              897            84         852           120,000

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.             210           1,954              950            89         902           126,667



     The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds, and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay eligible Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by JPMorgan Chase Bank or one of its predecessors. Messrs. Armstrong, Eppley, Reid and Spalding received $1,027,673, $800,600, $2,249,437 and $463,798, respectively, in connection with the termination. By April 1, 2004, Messrs. Armstrong, Eppley and Reid had received lump sum payouts of their Plan amounts. Mr. Spalding deferred receipt of his Plan amount pursuant to the Deferred Compensation Plan for Eligible Trustees.


     The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid and Spalding are the only Trustees who have elected to defer compensation under such plan.

     The Declarations of Trust provide that the Trusts will indemnify their Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trusts, unless, as to liability to the Trusts or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trusts. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                                    OFFICERS


         The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Funds and principal occupations are shown below. The contact address for each of the officers unless otherwise noted is 522 Fifth Avenue, New York, NY 10036.



     NAME (YEAR OF BIRTH),
      POSITIONS HELD WITH                                         PRINCIPAL OCCUPATIONS
       THE FUNDS (SINCE)                                           DURING PAST 5 YEARS
       -----------------                                           -------------------
George C.W. Gatch (1962),         Managing Director, JPMIM, CEO and President of the J.P. Morgan and One Group Funds.
President (2001)                  An employee since 1986, Mr. Gatch leads the firm's U.S. mutual fund and financial intermediary business. He was previously president and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi
                                  Kangyo Bank. Prior to working in Japan, Mr. Gatch established JPMIM's sub-advisory and institutional mutual funds business. He has also held numerous positions throughout the firm in business management, marketing, and sales.

Robert L. Young (1963),           Chief Operating Officer, JPMorgan Funds (August 2004 to present) and One Group
Senior Vice President (2004)      Mutual Funds from November 2001 until present.  From October 1999 to present, Vice
                                  President and Treasurer, One Group Administrative Services, Inc., and Vice President
                                  and Treasurer, One Group Dealer Services, Inc.

Patricia A. Maleski (1960),       Vice President, JPMIM; Previously, Treasurer, JPMorgan Funds and Head of Funds
Vice President and Chief          Administration and Board Liaison.  Prior to joining J.P. Morgan Chase & Co. in 2001,
Administrative Officer (2004)     Ms. Maleski was the Vice President of Finance for the Pierpont Group, Inc., a
                                  service provider to the Board of Directors/Trustees of the JPMorgan Funds.

Wayne H. Chan (1965),             Vice President and Assistant General Counsel, JPMIM, since September 2002; Prior to
Secretary (2004)                  joining J.P. Morgan Chase & Co., Mr. Chan was an associate at the law firm of
                                  Shearman & Sterling from May 2001 through September 2002; Swidler Berlin Shereff
                                  Friedman LLP from June 1999 through May 2001 and Whitman Breed Abbott & Morgan LLP from September 1997 through May 1999.

Stephanie J. Dorsey (1969),       Director of Mutual Fund Administration, One Group Administrative Services, since
Treasurer (2004)                  January 2004; Ms. Dorsey worked for Bank One Corporation (now known as JPMorgan
                                  Chase & Co.) from January 2003 to January 2004; Prior to joining Bank One
                                  Corporation, she was a Senior Manager at PricewaterhouseCoopers LLP from September
                                  1992 through December 2002.

Elizabeth A. Davin (1964),        From September 2004 to present, Senior Counsel, JPMorgan Chase & Co.; Prior to that
Assistant Secretary (2004)        Ms. Davin was Assistant General Counsel and then Associate General Counsel and Vice
                                  President, Gartmore Global Investments, Inc. from July 1999 to August 2004.

Stephen M. Benham (1959),         Vice President and Assistant General Counsel, JPMIM since 2004; Vice President
Assistant Secretary (2004)        (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004;
                                  Attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

     NAME (YEAR OF BIRTH),
      POSITIONS HELD WITH                                         PRINCIPAL OCCUPATIONS
       THE FUNDS (SINCE)                                           DURING PAST 5 YEARS
       -----------------                                           -------------------
Jessica K. Ditullio (1962),       From August 1990 to present, various attorney positions for Bank One Corporation
Assistant Secretary (2004)        (now known as JPMorgan Chase & Co.)

Nancy E. Fields (1949),           From October 1999 to present, Director, Mutual Fund Administration, One Group
Assistant Secretary (2004)        Administrative Services, Inc. and Senior Project Manager, Mutual Funds, One Group
                                  Dealer Services, Inc. From July 1999 to October 1999, Project Manager, One Group,
                                  Banc One Investment Advisors Corporation.

Avery P. Maher (1945),            Vice President and Assistant General Counsel, JPMIM since 2004; Second Vice
Assistant Secretary (2004)        President and Assistant Secretary of John Hancock Advisers, LLC from July 1992 through September 2004.

Alaina Metz (1967),               From June 1995 to present, Vice President, BISYS Fund Service Inc.
Assistant Secretary (2001)*

Martin R. Dean (1963),            Vice President of Regulatory Services of BISYS Fund Services, Inc.
Assistant Treasurer (2001)*

Arthur A. Jensen (1966),          Vice President of Financial Services of BISYS Fund Services, Inc., since June 2001;
Assistant Treasurer (2001)*       From 1999 to 2001 Section Manager at Northern Trust Company; from Accounting
                                  Supervisor at Allstate Insurance Company.

Christopher D. Walsh (1965),      Vice President, JPMIM; Mr. Walsh manages all aspects of institutional and retail
Assistant Treasurer (2004)        mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Prior to joining JPMorgan in 2000, he was a director from 1996 to 2000 of Mutual Fund
                                  Administration at Prudential Investments.

Paul M. DeRusso (1954),           Vice President, JPMIM; Manager of the Budgeting and Expense Group of the Funds
Assistant Treasurer (2001)        Administration Group.

Mary D. Squires (1955),           Vice President, JPMIM; Ms. Squires has held numerous financial and operations
Assistant Treasurer (2001)        positions supporting the J.P. Morgan Chase organization complex.

Stephen M. Ungerman (1953),       Vice President, JPMIM; Previously, head of Fund Administration - Pooled Vehicles.
Chief Compliance Officer          Prior to joining J.P. Morgan Chase & Co., in 2000, he held a number of senior
(2004)                            positions in Prudential Financial's asset and management business, including
                                  Associate General Counsel, Tax Director and Co-head of the Fund Administration
                                  Department. Mr. Ungerman was also the Assistant Treasurer of all mutual funds managed by Prudential.


*  The contact address for the officer is 3435 Stelzer Road, Columbus, OH 43219.


     As of November 30, 2004, the Officers and Trustees as a group owned less than 1% of the shares of any class of each Fund.


                                 CODES OF ETHICS

     The Funds, the Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Funds. Such purchases, however, are subject to procedures reasonably necessary to prevent access persons from engaging in any unlawful conduct set forth in Rule 17j-1.

     Effective February 19, 2005, One Group Dealer Services, Inc. ("OGDS") will become the Funds' distributor. See "Distributor" below for more information. OGDS has adopted a Code of Ethics that requires that all employees of OOGDS must: (i) place the interest of the accounts which are managed by affiliates of OGDS first; (ii) conduct all personal securities transactions in a manner that is consistent with the Code of Ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of OGDS are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable mutual fund's prospectus or Statement of Additional Information or effecting or facilitating a mutual fund transaction to engage in market timing. OGDS's Code of Ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to the policies and restrictions in such Code of Ethics.

                     PROXY VOTING PROCEDURES AND GUIDELINES

     The Boards of Trustees of the Funds have delegated to JPMIM proxy voting authority with respect to the Funds' portfolio securities. Most of the securities in which the Funds invest, however, are rarely required, or permitted, to vote. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Funds' Boards have adopted JPMIM's detailed proxy voting procedures ("Procedures") that incorporate guidelines ("Guidelines") for voting proxies on specific types of issues.

     The Guidelines have been developed with the objective of encouraging corporate action that enhances shareholder value. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

     To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by JPMIM. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS"), to perform certain services otherwise carried out or coordinated by the proxy administrator.

     Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between a Fund on the one hand, and the Fund's investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to the ISS, which will vote in accordance with its own recommendation.

     The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

- JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.


- JPMIM votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).


- JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

-  JPMIM votes against proposals for a super-majority vote to approve a merger.

- JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

- JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.

- JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

                          PORTFOLIO HOLDING DISCLOSURE


     As described in the Prospectuses and pursuant to the Funds' portfolio holdings disclosure policy, no sooner than 30 days after month end, the Funds will make available to the public, upon request to the Funds (1-800-348-4782), a complete, uncertified schedule of its portfolio holdings as of the last day of that prior month.

     The Funds' publicly available uncertified complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of the Funds (ii) clients of the Adviser or its affiliates that invest in the Funds or such clients' consultants. No compensation or other consideration is received by the Funds or the Adviser, or any other person for these disclosures. A list of the entities that receive the Funds' portfolio holdings information on such basis and the frequency with which it is provided to them is provided below:

ALL FUNDS



     Vickers Stock Research Corporation                 Quarterly
     The McGraw-Hill Companies Standard & Poor's        Monthly
     MorningStar Inc.                                   Monthly
     Lipper, Inc.                                       Monthly
     Thomson Financial                                  Monthly
     Bloomberg LP                                       Monthly

     Investment Company Institute                       Monthly
     Key Bank                                           Monthly
     Danske Bank                                        Quarterly
     The Bank of Nova Scotia                            Quarterly
     The Royal Bank of Scotland                         Quarterly
     Lloyds TSB Bank PLC                                Quarterly
     Norddeutsche Landesbank Gironzentrale              Quarterly
     Mellon Bank, N.A.                                  Quarterly
     BNP Paribas                                        Quarterly



     In addition, certain service providers to the Funds or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive the Funds' portfolio holdings information earlier than 30 days after month end, including rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, consultants, custodians, securities lending agents, transfer agents, and entities providing CDSC financing. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings are also provided earlier than 30 days after month end to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the portfolio. Disclosure of the Funds' portfolio securities as an exception to the Funds' normal business practice must be approved by the Funds' Treasurer following business and compliance review. Additionally, no compensation or other consideration is received by the Funds or the Adviser, or any person for these disclosures. The Funds' Trustees will review at least annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Funds' shareholders and its investment adviser, principal underwriter or any affiliated person of such entities by creating a structured review and approval process which seeks to ensure that disclosure of information about the Funds' portfolio securities is in the best interests of the Funds' shareholders. The identity of such entities, the frequency with which they receive such information and the length of the lag between the date of the information and the date it is disclosed is provided below:

FUNDS OFFERING CLASS B SHARES
     SG Constellation
     (Funds offering Class B shares) Weekly 1 day after trade date


     Portfolio holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust's Form N-CSRs and Form N-Qs will be available on the SEC website at www.sec.gov.

     The Funds also include information concerning the Funds' top ten holdings in marketing materials that are posted on www.jpmorganfunds.com no sooner than 15 days after the end of each month. After this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Funds.

     Finally, the Funds release information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.

                               INVESTMENT ADVISER

     Pursuant to the Investment Advisory Agreements (the "Advisory Agreements"), between the Trusts on behalf of the Funds and JPMIM, JPMIM serves as investment adviser to the Funds, as discussed in the "General" section.


     Subject to the supervision of the Funds' Trustees, the Adviser makes the Funds' day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Funds' investments. Effective October 1, 2003, JPMIM became a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase. JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, New York 10036.


     Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which JPMorgan Chase Bank serves as trustee.


     Under separate agreements, JPMorgan Chase Bank, a subsidiary of JPMorgan Chase, also provides certain financial, fund accounting, recordkeeping and administrative services to the Trusts and the Funds and shareholder services for the Trusts. Effective February 19, 2005, One Group Administrative Services, Inc., an affiliate of JPMorgan Chase Bank, will become the administrator to the Funds in place of JPMorgan Chase Bank. Similarly, effective that same day, One Group Dealer Services, Inc., also an affiliate of JPMorgan Chase Bank, will replace JPMorgan Chase Bank as the shareholder servicing agent for the Funds. See "Administrator and Sub-Administrator," "Shareholder Servicing" and "and "Custodian" sections.



     JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation.

     JPMorgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.


     The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreements. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See "Portfolio Transactions" section.


     The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of JPMorgan Chase or any personnel of other divisions of the Adviser or with any of their affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which execute transactions on behalf of the Funds.

     On February 19, 2005, the Boards of Trustees of the Trusts approved amendments to the Advisory Agreements reflecting (i) the new names of the Funds effective February 19, 2005, (ii) new advisory fees for certain series of JPMST not included in this SAI, (iii) the contingent removal of each of the Funds from the Advisory Agreements effective upon the closing of the reorganization or reorganization and redomiciliation of the Fund, as applicable, to the extent such transaction is approved by shareholders of the Fund.

     Prior to September 1, 2003, J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM (USA)"), which was a wholly-owned subsidiary of JPMorgan Chase Bank, was the investment adviser to the Funds of JPMMFST. On September 1, 2003, JPMFAM
(USA) merged into JPMIM. The investment advisory services and personnel providing investment advice have not changed as a result of the merger.

     As compensation for the services rendered and related expenses, such as salaries of advisory personnel, borne by an adviser under the Advisory Agreements, the Trusts, on behalf of the Funds, have agreed to pay the adviser a fee, which is computed daily and may be paid monthly, equal to the annual rate of 0.30% of each Fund's average daily net assets.

     The table below sets forth the investment advisory fees that the Funds paid to or that were accrued by JPMIM or JPMFAM (USA) (waived amounts are in parentheses) with respect to the fiscal periods indicated (amounts in thousands):


                                               FISCAL YEAR ENDED            FISCAL YEAR ENDED            FISCAL YEAR ENDED
                                                    8/31/02                      8/31/03                      8/31/04
                                           PAID/ACCRUED     WAIVED      PAID/ACCRUED     WAIVED      PAID/ACCRUED     WAIVED
California Bond Fund                       $        601   $        -    $        602   $        -    $        408   $        -
Intermediate Tax Free Income
Fund                                              5,084            -           5,243            -           4,654            -
N.Y. Intermediate Tax Free
Income Fund                                       2,643            -           2,610            -           2,173            -
N.J. Tax Free Income Fund                           241            -              40            -             212            -
Tax Free Income Fund                              2,546            -           2,474            -           2,079            -


                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS

     The Funds' Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreements or their affiliates, have approved the respective Advisory Agreement for each Trust on behalf of the Funds.

     As part of its review of the investment advisory arrangements for the Funds, the Board of Trustees has requested that the Adviser prepare on a regular basis information regarding the performance of the Funds, their performance against the Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. The members of the Adviser's investment staff meet with the Board of Trustees to discuss this information and their intentions with regard to the management of the Funds. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Board of Trustees requests and reviews, with the assistance of its legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Funds.

     In approving each Advisory Agreement, the Board of Trustees of the Funds considered the nature, quality and scope of the operations and services provided by the Adviser to each Fund, including their knowledge of the Adviser's investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Board of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Funds' Board of Trustees compared the terms of each Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board also examined the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for each Fund, and receive fees from each Fund for acting in such capacities.

     The Board of Trustees also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Funds. Profitability information is not audited and represents the Adviser's determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. In addition, the Board compared overall expense ratios (both pre- and post-expense reimbursement by the Adviser) for each Fund relative to its peer group. The Board of Trustees also considered the performance of Funds and the intention of the Adviser with regard to management of the Funds, including the commitment of the Adviser to provide high quality services to the Funds, whether there were any conditions likely to affect the ability of the Adviser to provide such services, and its ability to retain and attract qualified personnel to manage each Fund.

     In reaching their decision to approve the investment advisory contracts, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees of each Fund concluded that the current advisory agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of each Fund and its shareholders.

                       ADMINISTRATOR AND SUB-ADMINISTRATOR

     Pursuant to the Administration Agreements, between the Trusts, on behalf of the Funds, and JPMorgan Chase Bank (the "Administration Agreements"), JPMorgan Chase Bank is the administrator of the Funds. JPMorgan Chase Bank provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trusts of all documents required to be filed for compliance by the Trusts with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries, and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. JPMorgan Chase Bank in its capacity as administrator does not have any responsibility or authority for the investment management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of the Funds' shares.

     JPMorgan Chase Bank was formed on November 10, 2001, from the merger of Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank.

     Under the Administration Agreements, JPMorgan Chase Bank is permitted to render administrative services to others. The Administration Agreements will continue in effect for two years and from year to year thereafter with respect to each Fund, only if such continuance is specifically approved at least annually by the Board of Trustees of the Trusts, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act), or by vote of a majority of such Fund's outstanding voting securities as defined under "Investment Restrictions." The Administration Agreements are terminable without penalty by the Trusts on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trusts, or by JPMorgan Chase Bank on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreements also provide that absent willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of duties under the agreement on the part of JPMorgan Chase Bank or its directors, officers or employees, the Trusts shall indemnify JPMorgan Chase Bank against any claims that JPMorgan Chase Bank may incur based on any omissions in connection with services rendered to the Trusts under the Administration Agreements.

     In consideration of the services provided by JPMorgan Chase Bank pursuant to the Administration Agreements, JPMorgan Chase Bank receives from each Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of the average daily net assets over $25 billion. JPMorgan Chase Bank may voluntarily waive a portion of the fees payable to it with respect to each Fund. JPMorgan Chase Bank pays a portion of the fees it receives to BISYS Fund Services, L.P. for its services as each Fund's sub-administrator.


     On August 19, 2004, the Boards of Trustees of the Trusts approved an administration agreement (the "New Administration Agreement") with One Group Administrative Services, Inc. ("OGA"). OGA is an affiliate of JPMorgan Chase Bank, the current Administrator, and an indirect wholly-owned subsidiary of JPMorgan Chase, and has its principal place of business at 1111 Polaris Parkway, Columbus, Ohio 43240. Pursuant to the New Administration Agreement, effective February 19, 2005, OGA will be the administrator of the Funds. The new name of the Administrator will be "JPMorgan Funds Management, Inc." effective February 19, 2005.


     Pursuant to the New Administration Agreement, OGA will assist in supervising all operations of each Fund for which it serves (other than those performed under the advisory agreement(s), the custodian agreement, the fund accounting agreement and the transfer agency agreement for that Fund). Under the New Administration Agreement, OGA has agreed to maintain the necessary office space for the Funds, to price the portfolio securities of each Fund it serves and compute the net asset value and net income of the Funds on a daily basis, to maintain each Fund's financial accounts and records, and to furnish certain other services required by the Funds with respect to each Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns and generally assists in all aspects of the Funds' operations other than those performed under the advisory agreement(s), the custodian agreement, fund accounting agreement and the transfer agency agreement. Under the New Administration Agreement, OGA may, at its expense, subcontract with any entity or person concerning the provision of services under the New Administration Agreement.

     Unless sooner terminated, the New Administration Agreement will continue in effect through October 31, 2006. Thereafter, if not terminated, the New Administration Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees who are not parties to the New Administration Agreement or interested persons of any such party. The New Administration Agreement may be terminated without penalty, on not less than 60 days prior written notice, by the Board of Trustees or by OGA. The termination of the New Administration Agreement with respect to one Fund will not result in the termination of the New Administration Agreement with respect to any other Fund.

     The New Administration Agreement provides that OGA shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the New Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

     In consideration of the services to be provided by OGA pursuant to the New Administration Agreement, OGA will receive from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average daily net assets of the equity and fixed income funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets of the equity and fixed income funds in the JPMorgan Funds Complex in excess of $25 billion. For purposes of this paragraph, the "JPMorgan Funds Complex" includes the series of One Group Mutual Funds.


     For the fiscal years ends indicated below, JPMorgan Chase Bank was paid or accrued administration fees, and waived the amounts in parentheses by the following Funds (amounts in thousands):



                                               FISCAL YEAR ENDED            FISCAL YEAR ENDED            FISCAL YEAR ENDED
                                                    8/31/02                      8/31/03                      8/31/04
                                           -----------------------------------------------------------------------------------
                                           PAID/ACCRUED     WAIVED      PAID/ACCRUED     WAIVED      PAID/ACCRUED     WAIVED
------------------------------------------------------------------------------------------------------------------------------
California Bond Fund                       $        301   $     (271)   $        301   $     (164)   $        204   $     (157)
Intermediate Tax Free Income Fund                 2,542       (1,184)          2,622       (1,165)          2,327       (1,108)
N.Y. Intermediate Tax Free Income Fund            1,322         (129)         13,505         (105)          1,087          (52)
N.J. Tax Free Income Fund                           121          (29)            120          (40)            106           (8)
Tax Free Income Fund                              1,273            -           1,237            -           1,039            -


                                   DISTRIBUTOR

     The Distributor serves as the Funds' exclusive distributor and holds itself available to receive purchase orders for shares of each of the Funds. In that capacity, the Distributor has been granted the right, as agent of the Funds, to solicit and accept orders for the purchase of shares of each of the Funds in accordance with the terms of the Distribution Agreements between the Trusts, on behalf of the Funds, and the Distributor. Under the terms of the Distribution Agreements between the Distributor and the Trusts, on behalf of the Funds, the Distributor receives no compensation in its capacity as the Funds' distributor. The Distributor is a wholly-owned indirect subsidiary of The BISYS Group, Inc.

     The Distribution Agreements shall continue in effect with respect to a Fund for a period of two years after execution and following the two year period, from year to year only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of a Fund's outstanding shares or (ii) by a vote of a majority of the Trustees of a Trust and a vote of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of a Trust, including a vote of a majority of the Trustees who are not "interested persons" of a Trust, or by a vote of the holders of a majority of each Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of the Distributor are located at 522 Fifth Avenue, New York, NY 10036.

     Effective February 19, 2005, One Group Dealer Services, Inc. ("OGDS"), 1111 Polaris Parkway, Columbus, Ohio, will begin serving as distributor to the Funds pursuant to a Distribution Agreement approved by the Boards of Trustees of the Trusts on August 19, 2004. OGDS is an affiliate of JPMIM and JPMorgan Chase Bank and is a direct, wholly-owned subsidiary of JPMorgan Chase.

     Unless otherwise terminated, the Distribution Agreement with OGDS will continue in effect until October 31, 2006 and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Boards of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days' prior written notice, by the Board of Trustees, by vote of majority of the outstanding voting securities of the Fund or by the OGDS. The termination of the Distribution Agreement with respect to one Fund will not result in the termination of the Distribution Agreement with respect to any other Fund. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. OGDS is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc.

                                DISTRIBUTION PLAN

     Each Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") on behalf of the Class A, B and C Shares of the Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds.

     Class A Shares pay a Distribution Fee of 0.25%, Class B and Class C Shares pay a Distribution Fee of 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C shares of the Funds of up to 4.00% and 1.00%, respectively, of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

     No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund.

     Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average NAV of the Class A shares, 0.25% annualized of the average NAV of the Class B shares or 0.75% annualized of the average NAV of the Class C shares maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C shares will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C shares of the Funds, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B and Class C shares of the Funds, investors should consider that compensation payment could continue until the Distributor has been fully reimbursed for the commissions paid on sales of the Class B and Class C shares.

     Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

     The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trusts and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees").

     The Distribution Plan requires that the Distributor shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated, with respect to any class of a Fund, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

     The Distribution Plan, which was approved by the Boards of Trustees of the Trusts on August 19, 2004, represents the combination, amendment and restatement of the existing distribution plans adopted under Rule 12b-1 under the 1940 Act by each Trust with respect to the classes of Shares specified above.

     The table below sets forth the 12b-1 fees that the Funds paid to or that were accrued by the Distributor (waived amounts are in parentheses) with respect to fiscal periods indicated (amounts in thousands):


                                               FISCAL YEAR ENDED            FISCAL YEAR ENDED            FISCAL YEAR ENDED
                                                    8/31/02                      8/31/03                      8/31/04
                                           PAID/ACCRUED     WAIVED      PAID/ACCRUED     WAIVED      PAID/ACCRUED     WAIVED
California Bond Fund                       $         53   $      (53)   $         57   $      (57)   $         50   $      (50)
Intermediate Tax Free Income Fund                     -            -               -            -               1           (1)
N.Y. Intermediate Tax Free Income Fund              455         (338)            440         (258)            430         (233)
N.J. Tax Free Income Fund                             -            -               5            -              10            -
Tax Free Income Fund                                199         (151)            194         (151)            164         (125)


     The table below sets forth the expenses paid by the Distributor related to the distribution of Shares under the Distribution Plan during the fiscal year ended 8/31/04:


                                                                                        N.Y. TAX       N.J. TAX
                                                          CALIFORNIA    INTERMEDIATE      FREE           FREE           TAX
                                                             BOND        FREE INCOME     INCOME         INCOME        INCOME
                                                             FUND           FUND          FUND           FUND          FUND
Advertising and Sales Literature                          $      170    $      -       $      539    $          4   $       89
Printing, production and mailing of prospectus and
shareholder reports to other than current shareholders             -          68          182,947           6,078        9,850
Compensation to dealers                                       25,631           6          168,326             785       92,110
Compensation to sales personnel                                   12           -               35               -            6
B Shares financing charges                                     1,426           5            4,649              31          808
Equipment, supplies and other indirect
distribution-related expenses                                    897           5            3,502              20        1,482

                                    CUSTODIAN


     Pursuant to the Global Custody Agreement with JPMorgan Chase Bank, 4 Chase MetroTech Center, Brooklyn, N.Y. 11245, dated March 1, 2003, JPMorgan Chase Bank serves as the Funds' custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank also acts as securities lending agent to certain JPMorgan equity funds. JPMorgan Chase Bank is an affiliate of the Adviser.


     For fund accounting services, each Fund pays to JPMorgan Chase Bank the higher of (a) each Fund's pro rata share of an annual complex-wide charge on the average daily net assets of all U.S. income funds of 0.01% of the first $10 billion, 0.0075% on the next $10 billion, 0.005% on the next $10 billion and 0.0025% for such assets over $30 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. income fund is $25,000.

     In addition there is a $10,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts.

     For custodian services, each Fund pays to JPMorgan Chase Bank fees of between 0.001% and 0.6% of assets under management (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, for safekeeping and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).

     JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

                                 TRANSFER AGENT

     DST Systems, Inc. ("DST" or "Transfer Agent"), 210 West 10th Street, Kansas City, Missouri, 64105, serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.


     On August 19, 2004, the Boards of Trustees of the Trusts approved the retention of Boston Financial Data Services, Inc. ("BFDS"), 2 Heritage Drive, North Quincy, Massachusetts 02171, to serve as transfer agent and dividend disbursing agent for each Fund. The transition from DST to BFDS is expected to be complete on or about in February 2005. The services to be provided by BFDS will be substantially similar to the services currently provided by DST as Transfer Agent and Dividend Disbursing Agent.

                              SHAREHOLDER SERVICING


     The Trusts on behalf of each of the Funds have entered into Shareholder Servicing Agreements, which enables the Funds to obtain the services of one or more Shareholder Servicing Agents including JPMorgan Chase Bank. Under the agreements, the Shareholder Servicing Agents are responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Funds; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records, transmitting or assisting in processing purchase and redemption orders and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund Shares; providing other related services; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Funds, proxy statements, annual reports, updated Prospectuses and other communications to shareholders of the Funds; receiving and transmitting to the Funds proxies executed by shareholders with respect to meetings of shareholders of the Funds; and providing such other related services as the Funds or a shareholder may request. Shareholder Servicing Agents may be required to register pursuant to state securities laws. Shareholder Servicing Agents may subcontract with parties for the provision of shareholder support services.

     Under the Shareholder Servicing Agreements, each Fund has agreed to pay JPMorgan Chase Bank for these services a fee of 0.25% for the Class A Shares, Class B Shares, Class C Shares and Select Shares and a fee of 0.10% for the Institutional Shares, expressed as a percentage of the average daily net asset values of Fund shares. JPMorgan Chase Bank may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreements with respect to each Fund on a month-to-month basis.


     The table below sets forth the fees paid or accrued to the Shareholder Servicing Agents (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands):



                                               FISCAL YEAR ENDED            FISCAL YEAR ENDED            FISCAL YEAR ENDED
                                                    8/31/02                      8/31/03                      8/31/04
                                           -----------------------------------------------------------------------------------
                                           PAID/ACCRUED     WAIVED      PAID/ACCRUED     WAIVED      PAID/ACCRUED     WAIVED
                                           -----------------------------------------------------------------------------------
CALIFORNIA BOND FUND
Class A Shares                             $         53   $      (52)   $         56   $      (53)   $         50   $      (46)
Select Shares                                        94          (38)            107          (47)             88          (40)
Institutional Shares                                142         (101)            135         (103)             81          (64)
INTERMEDIATE TAX FREE INCOME FUND
Class A Shares                                                                                                  1            1
Class B Shares                                                                                                 -^           -^
Class C Shares                                                                                                 -^           -^
Select Shares                                     2,740          (35)          2,962         (140)          2,808           32
Institutional Shares                                599          (83)            563         (123)            428           66
N.Y. INTERMEDIATE TAX FREE INCOME FUND
Class A Shares                                      338         (112)            257          (58)            233           99
Class B Shares                                       39            -              60           (2)             61           14
Class C Shares                                                                     1            -               5            1
Select Shares                                     1,141       (1,226)          1,157          (96)          1,009          112
Institutional Shares                                274         (272)            280         (259)            201          200
N.J. TAX FREE INCOME FUND
Class A Shares                                                                     2           (1)              4            4
Class B Shares                                                                     1           (1)              2            2
Select Shares                                       201          (80)            197          (83)            171          112
TAX FREE INCOME FUND
Class A Shares                                      151          (92)            151          (83)            125           83
Class B Shares                                       16           (1)             15            -              13            1
Select Shares                                     1,955          (42)          1,896          (14)          1,594            1



^ amount rounds to less than one thousand.

     Shareholder Servicing Agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trusts to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for the services as Shareholder Servicing Agents.

     For shareholders that bank with JPMorgan Chase Bank, JPMorgan Chase Bank may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts such as computer software packages, guides and books related to investments or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

     JPMorgan Chase Bank and/or the Distributor may from time to time, at their own expense out of compensation retained by them from the Funds or from other sources available to them, make additional payments to certain selected dealers or other Shareholder Servicing Agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by the customer of such Shareholder Servicing Agents. Such compensation does not represent an additional expense to the Funds or to its shareholders, since it will be paid by JPMorgan Chase Bank and/or the Distributor.

     JPMorgan Chase Bank, JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and other certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

     On August 19, 2004, the Boards of Trustees of the Trusts, including a majority of the trustees who are not "interested persons" of the Trusts (as defined in the 1940 Act), approved a Shareholder Servicing Agreement between the Trusts and OGDS (the "New Shareholder Servicing Agreement"). The New Shareholder Servicing Agreement will be effective February 19, 2005 with respect to the Select, Institutional, Class A, Class B and Class C Shares of each Fund. Under the New Shareholder Servicing Agreement, effective February 19, 2005, the Fund will pay OGDS a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Fund attributable to the Select, Class A, Class B and Class C Shares of each Fund and 0.25% of the average daily net assets of the Fund attributable to the Institutional Shares of each Fund. The fee is paid to OGDS for a variety of specific shareholder servicing functions. OGDS may enter into shareholder servicing contracts with affiliated and unaffiliated broker-dealers and intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Select, Institutional, Class A, Class B or Class C Shares of a Fund under which OGDS will pay all or a portion of the annual fee to such broker-dealers or intermediaries for performing such services.

     The New Shareholder Servicing Agreement will become effective February 19, 2005 and, unless sooner terminated, will continue until October 31, 2006. Thereafter, if not terminated, the New Shareholder Servicing Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Boards of Trustees of the Trusts who are not parties to the New Shareholder Servicing Agreement or interested persons of any such party. The New Shareholder

Servicing Agreement may be terminated without penalty, on not less than 60 days prior written notice, by the Boards of Trustees of the Trusts or by OGDS. The New Shareholder Servicing Agreement will also terminate automatically in the event of its assignment.

                                    EXPENSES

     The Funds pay the expenses incurred in their operations, including their pro rata share of expenses of the Trusts. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trusts; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

     JPMorgan Chase Bank, JPMIM, OGA and OGDS have agreed that they will waive fees or reimburse the Funds as described in the Prospectuses.

                             FINANCIAL PROFESSIONALS

     The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Funds, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMorgan Chase Bank or the financial professional's clients may reasonably request and agree upon with the financial professional.

     Financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals, but in all cases will be retained by the financial professional and will not be remitted to a Fund or JPMorgan Chase Bank.

     Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's NAV next calculated after they are so accepted.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The independent registered public accounting firm of the Trusts and the Funds are PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds and assists in the preparation and/or review of each Fund's federal and state income tax returns.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

     The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), each Fund reserves the right to request that the investor buy more shares or close the investor's account. If an investor's account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out such account and send the proceeds to the address of record. JPMorgan Funds Service Center may defer acting on a shareholder's instructions until it has received them in proper form and in accordance with the requirements described in the Prospectuses. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by JPMorgan Funds Service Center. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in
Section 6 of the Account Application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.


     An investor may buy shares in a Fund: (i) through a Financial Intermediary; or (ii) through the Distributor by calling the JPMorgan Service Center or JPMorgan Institutional Funds Service Center. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including affiliates of JPMorgan Chase. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

     The Funds may, at their own option, accept securities in payment for shares. The securities, delivered in such a transaction are valued in the same manner as they would be valued for purposes computing a Fund's NAV as described in the section entitled "Net Asset Value."

     Purchases by means of in-kind contributions of securities will only by accepted if a variety of conditions are satisfied, including without limitation the following: (i) the securities must be traded on a public securities market or have quoted bid and asked prices available; (ii) JPMIM must determine that acceptance is in the best interest of the Funds and conforms with the applicable Fund's fundamental objectives, policies and restrictions; and (iii) a Fund may not accept unregistered securities which, if transferred, would by required to be registered.


     Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trusts have filed an election under Rule 18f-1 under the 1940 Act committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

     Each investor may add to or reduce its investment in a Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of a Fund by the percentage representing that investor's share of the aggregate beneficial interests in a Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in a Fund effected on such day and (ii) the denominator of which is the aggregate NAV of a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in a Fund. The percentage so determined will then be applied to determine the value of the investor's interest in a Fund as of such time on the following day the New York Stock Exchange is open for trading.


     The Distributor pays broker-dealers commissions on net sales of Class A Shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Distributor may withhold such payments with respect to short-term investments. If shares are redeemed within 12 months of the purchase date, clients of broker-dealers that have received the commissions described above will be subject to a contingent deferred sales charge as follows: (i) 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption if the shares are held for up to 6 months or (ii) 0.75% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption if the shares are held for 6 to 12 months.


     EXCHANGE PRIVILEGE. Shareholders may exchange their shares in a Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. JPMorgan Chase may discontinue this exchange privilege at any time.


     Shares of a Fund may only be exchanged into another fund if the account registrations are identical. All exchanges are subject to meeting any investment minimum or eligibility requirement. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.


     A Fund may require medallion signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to a Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A medallion signature guarantee may be obtained from an approved bank, broker, savings and loan association or credit union under Rule 17Ad-15 of the Securities Exchange Act of 1934.

     ADDITIONAL INFORMATION ABOUT CLASS B AND CLASS C SHARES. The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares and a commission of 1.00% of the offering price on sales of Class C Shares. The Distributor keeps the entire amount of any CDSC the investor pays.

     The CDSC, however, will not be waived if a deferred contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.

     For all Funds with Class B Shares, Class B Shares automatically convert to Class A Shares (and thus are then subject to the lower expenses borne by Class A Shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares attributable to the Class B Shares then converting. The conversion of Class B Shares purchased on or after May 1, 1996, will be effected at the relative NAV's per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. If any exchanges of Class B Shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion, the NAV per share of the Class A Shares may be higher or lower than the NAV per share of the Class B Shares; as a result, depending on the relative NAV's per share, a shareholder may receive fewer or more Class A Shares than the number of Class B Shares converted.

     The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.


     Investors may incur a fee if they effect transactions through a Financial Intermediary.

     CHANGES TO CUMULATIVE QUANTITY DISCOUNT AND STATEMENTS OF INTENTION. Effective February 19, 2005, cumulative quantity discounts (as defined in the Prospectuses) and statements of intention (as defined in the Prospectuses) will be referred to as the "Right of Accumulation" and "Letters of Intent," respectively, and will have the terms and conditions set forth below.

     The Funds permit you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charges you will pay, you may link purchases of shares of all of the JPMorgan Funds in which you invest (as described below) even if such JPMorgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. IT IS YOUR RESPONSIBILITY WHEN INVESTING TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS THAT YOU WOULD LIKE TO HAVE ONE OR MORE JPMORGAN FUNDS LINKED TOGETHER FOR PURPOSES OF REDUCING THE INITIAL SALES CHARGE.

     RIGHT OF ACCUMULATION: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a JPMorgan Fund (except Class A Shares of a money market fund) held in:

     1. Your account(s);

     2. Account(s) of your spouse or domestic partner;

     3. Account(s) of children under the age of 21 who share your residential address;

     4. Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

     5. Solely controlled business accounts; and

     6. Single-participant retirement plans of any of the individuals in items
(1) through (3) above.

     IN ORDER TO OBTAIN ANY BREAKPOINT REDUCTION IN THE INITIAL SALES CHARGE, YOU MUST, BEFORE PURCHASING CLASS A SHARES, INFORM YOUR FINANCIAL INTERMEDIARY IF YOU HAVE ANY

OF THE ABOVE TYPES OF ACCOUNTS THAT CAN BE AGGREGATED WITH YOUR CURRENT INVESTMENT IN CLASS A SHARES TO REDUCE THE APPLICABLE SALES CHARGE. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the Funds may verify (1) the number of shares of the JPMorgan Funds held in your account(s) with the JPMorgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

     LETTER OF INTENT: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds (other than a money market fund) over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial Intermediary that you have a Letter of Intent each time you make an investment.

     A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the net amount invested.


                           DIVIDENDS AND DISTRIBUTIONS

     Each Fund declares and pays dividends and distributions as described under "Distributions and Taxes" in the Prospectuses. Dividends paid on Class A, Class B and Class C shares are calculated at the same time. In general, dividends on Class B and Class C shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B and Class C shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

     Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at JPMorgan Chase Bank or at his or her financial professional or, in the case of certain JPMorgan Chase Bank customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

     If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                 NET ASSET VALUE

     The Funds compute their NAV once daily on Monday through Friday at the time indicated in the Prospectuses. The NAV will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which NAV is determined are the Funds' business days.


     The NAV of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to such class, divided by the number of outstanding shares of such class. The following is a discussion of the procedures used by the Funds in valuing their assets.

     Fixed income securities with a maturity of 60 days or more, are generally valued using market quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. Fixed income securities shall by valued based upon bid prices received from independent pricing services approved by the Funds' Boards of Trustees. If such prices are not supplied by the Funds' independent pricing services or the quotationis determined not to be accurate by the Adviser, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.


     Securities or other assets for which market quotations are not readily available (including certain illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees.


     Listed options on debt securities traded on U.S. option exchanges shall be valued at their last sale or closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their last sale price as of the close of such commodity exchanges. Options and futures traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of a Funds' NAV. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third party broker.

     For purposes of calculating NAV all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars utilizing the latest foreign exchange bid quota from an approved independent pricing service at 4:00 p.m. Eastern Time. Trading in securities on most foreign markets is normally completed before the close in trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when a Fund's NAV is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.


                             PERFORMANCE INFORMATION

     From time to time, the Funds may quote performance in terms of yield, actual distributions of average annual total returns before and after taxes or capital appreciation in reports, sales literature and advertisements published by the Funds. Shareholders may obtain current performance information by calling the number provided on the cover page of this Statement of Additional Information. See also the Prospectuses.

     A Fund may provide periodic and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in NAV per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A Shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C Shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five- and ten-year periods will be shown, unless the class has been in existence for a shorter period.

     Average annual total returns are calculated according to the following formulas:

          Average annual total returns (before taxes):
               P (1 + T) SUB(n) = ERV

          Average annual total returns (after taxes on distributions):
               P (1 + T) SUB(n) = ATVD

          Average annual total returns (after taxes on distributions and sale of Fund shares)
               P (1 + T)(TO THE POWER OF n) = ATVDR

          Where:    P =           a hypothetical initial payment of $1,000.

                    T = average annual total return (before taxes, after taxes on distributions, or after taxes on distributions and sale of Fund shares, as applicable).

                    n =           number of years

                    ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

                    ATV SUB(D) =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or
                                  10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

                    ATV SUB(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or
                                  10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

       AVERAGE ANNUAL TOTAL RETURNS AS OF THE FISCAL PERIOD ENDED 8/31/04* (INCLUDING SALES CHARGES AS SET FORTH IN THE APPLICABLE PROSPECTUS)

                                                                                      SINCE           DATE OF
                                                                  5        10         INCEPTION   FUND INCEPTION
                                                         1 YEAR   YEARS    YEARS      **                **
----------------------------------------------------------------------------------------------------------------
CALIFORNIA BOND FUND
Class A Shares - before taxes                              0.86%    4.60%                  4.59%    12/23/1996
Class A Shares - after taxes on distributions              0.43%    4.46%                  4.49%
Class A Shares - after taxes on distributions
and sale of fund shares.                                   2.11%    4.46%                  4.46%
Institutional Shares - before taxes                        5.76%    5.71%                  5.37%
Institutional Shares - after taxes on distributions        5.30%    5.57%                  5.26%

Institutional Shares - after taxes on distributions
and sale of fund shares.                                   5.40%    5.45%                  5.16%
Select Shares - before taxes                               5.57%    5.53%                  5.20%
Select Shares - after taxes on distributions               5.12%    5.40%                  5.10%
Select Shares - after taxes on distributions
and sale of fund shares.                                   5.22%    5.27%                  5.00%
INTERMEDIATE TAX FREE INCOME FUND
Class A Shares - before taxes                              1.34%    4.90%    5.37%
Class A Shares - after taxes on distributions              1.18%    4.79%    5.23%
Class A Shares - after taxes on distributions
and sale of fund shares.                                   2.22%    4.73%    5.19%
Class B Shares - before taxes                             -0.60%    5.19%    5.68%
Class B Shares - after taxes on distributions             -0.76%    5.08%    5.53%
Class B Shares - after taxes on distributions
and sale of fund shares.                                   0.84%    4.99%    5.48%
Class C Shares - before taxes                              3.68%    5.58%    5.71%
Class C Shares - after taxes on distributions              3.52%    5.46%    5.56%
Class C Shares - after taxes on distributions
and sale of fund shares.                                   3.62%    5.31%    5.50%
Institutional Shares - before taxes                        5.26%    5.76%    5.80%
Institutional Shares - after taxes on distributions        5.10%    5.64%     N/A***
Institutional Shares - after taxes on distributions
and sale of fund shares.                                   4.91%    5.50%     N/A***
Select Shares - before taxes                               5.19%    5.68%    5.76%
Select Shares - after taxes on distributions               5.03%    5.56%     N/A***
Select Shares - after taxes on distributions
and sale of fund shares.                                   4.81%    5.42%     N/A***
N.Y. INTERMEDIATE TAX FREE INCOME FUND
Class A Shares - before taxes                              0.77%    4.68%    5.12%
Class A Shares - after taxes on distributions              0.51%    4.61%     N/A***
Class A Shares - after taxes on distributions
and sale of fund shares.                                   1.88%    4.55%     N/A***
Class B Shares - before taxes                             -0.27%    4.73%    5.30%
Class B Shares - after taxes on distributions             -0.54%    4.66%     N/A***
Class B Shares - after taxes on distributions
and sale of fund shares.                                   0.98%    4.51%     N/A***
Class C Shares - before taxes                              3.73%    5.05%    5.30%
Class C Shares - after taxes on distributions              3.46%    4.99%     N/A***
Class C Shares - after taxes on distributions
and sale of fund shares.                                   3.58%    4.79%     N/A***
Institutional Shares - before taxes                        5.82%    5.83%    5.69%
Institutional Shares - after taxes on distributions        5.55%    5.77%     N/A***
Institutional Shares - after taxes on distributions
and sale of fund shares.                                   5.32%    5.58%     N/A***
Select Shares - before taxes                               5.60%    5.72%    5.63%
Select Shares - after taxes on distributions               5.33%    5.65%     N/A***
Select Shares - after taxes on distributions

and sale of fund shares.                                   5.09%    5.46%     N/A***
N.J. TAX FREE INCOME FUND
Class A Shares - before taxes                              1.15%    5.09%    5.09%
Class A Shares - after taxes on distributions              0.59%    4.77%     N/A***
Class A Shares - after taxes on distributions
and sale of fund shares.                                   2.24%    4.77%     N/A***
Class B Shares - before taxes                              0.17%    5.37%    5.40%
Class B Shares - after taxes on distributions             -0.42%    5.04%     N/A***
Class B Shares - after taxes on distributions
and sale of fund shares.                                   1.49%    4.99%     N/A***
Select Shares - before taxes                               5.92%    6.19%    5.64%
Select Shares - after taxes on distributions               5.33%    5.86%     N/A***
Select Shares - after taxes on distributions
and sale of fund shares.                                   5.50%    5.75%     N/A***
TAX FREE INCOME
Class A Shares - before taxes                              1.94%    5.14%    5.47%
Class A Shares - after taxes on distributions              1.66%    5.04%     N/A***
Class A Shares - after taxes on distributions
and sale of fund shares.                                   2.79%    4.99%     N/A***
Class B Shares - before taxes                              0.88%    5.13%    5.63%
Class B Shares - after taxes on distributions              0.59%    5.02%     N/A***
Class B Shares - after taxes on distributions
and sale of fund shares.                                   1.85%    4.90%     N/A***
Select Shares - before taxes                               6.82%    6.11%    5.95%
Select Shares - after taxes on distributions               6.52%    6.00%     N/A***
Select Shares - after taxes on distributions
and sale of fund shares.                                   6.03%    5.84%     N/A***


* Date of inception and performance for each class reflects, if applicable, those of another feeder, class or predecessor fund that invest (or during the relevant period invested) in the same portfolio of securities.

** If Fund has less than 10 Years.

*** After tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor Common Trust Fund.

     YIELD QUOTATIONS. As required by regulations of the SEC, the annualized yield for the Funds is computed by dividing each Fund's net investment income per share earned during a 30-day period by the maximum offering price per share on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share.

     Yields are calculated according to the following formula:

                 a-b
                 ---
     YIELD = 2 [( cd +1)(TO THE POWER OF 6) - 1]

     Where:

       a = dividends and interest earned during the period.
       b = expenses accrued for the period (net of reimbursements).
       c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
       d = the maximum offering price per share on the last day of the period.

     Set forth below is the SEC yield information for the Funds for the 30-day period ended 8/31/04.

                                                              TAX EQUIVALENT 30-DAY
                                               30-DAY YIELD           YIELD
CALIFORNIA BOND FUND
Class A Shares                                     2.56%              4.34%
Select Shares                                      2.63%              4.46%
Institutional Shares                               2.82%              4.78%
INTERMEDIATE TAX FREE INCOME FUND
Class A Shares                                     2.52%              3.88%
Class B Shares                                     1.77%              2.72%
Class C Shares                                     1.81%              2.78%
Select Shares                                      2.64%              4.06%
Institutional Shares                               2.80%              4.31%
N.Y. INTERMEDIATE TAX FREE INCOME FUND
Class A Shares                                     2.36%              4.15%
Class B Shares                                     1.68%              2.95%
Class C Shares                                     1.69%              2.97%
Select Shares                                      2.50%              4.39%
Institutional Shares                               2.72%              4.78%
N.J. TAX FREE INCOME FUND
Class A Shares                                     2.21%              3.63%
Class B Shares                                     1.83%              3.01%
Select Shares                                      2.56%              4.21%
TAX FREE INCOME FUND
Class A Shares                                     2.86%              4.40%
Class B Shares                                     2.12%              3.26%
Select Shares                                      3.01%              4.63%


     The tax equivalent yields assume a federal income tax rate of 35.00% for the Funds.

     The tax equivalent yields assume a combined California State and federal income tax rate of 41.05% for California Bond Fund, a federal income tax rate of 35.00% for the Intermediate Tax Free Fund, a combined New York State, New York City and federal income tax rate of 43.10% for the New York Intermediate Tax Free Income Fund, a combined New Jersey State and federal income tax rate of 39.14% for the New Jersey Tax Free Income Fund and a federal income tax rate of 35.00% for the Tax Free Income Fund.


     A Fund's performance will vary from time to time depending upon market conditions, the composition of the portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

     Each Fund presents performance information for each class thereof since the commencement of operations of that Fund, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund is therefore based on the performance history of predecessor class or classes. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A Shares) or the maximum contingent deferred sales charge (in the case of Class B and Class C Shares) when presented inclusive of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the period presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

     The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of certain Funds (or classes thereof). Returns on these Funds (or classes) would have been lower if there were no such waivers. With respect to certain Funds, JPMorgan Chase Bank and/or other service providers waive certain fees and/or reimburse expenses. Each Fund's Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses.

     Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices including the benchmarks indicated in the Prospectuses or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

     From time to time, the Funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for one or more of the Funds; (5) descriptions of investment strategies for one or more of the Funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

                             PORTFOLIO TRANSACTIONS

     On behalf of the Funds, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all Funds unless otherwise prohibited. See "Investment Strategies and Policies."

     Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     Portfolio transactions for a Fund will be undertaken principally to accomplish a Fund's objective in relation to expected movements in the general level of interest rates. The Funds may engage in short term trading consistent with their objectives. See "Strategies and Policies-Portfolio Turnover".

     In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders. Under the Advisory Agreements and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, the Funds and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees and the Board of Directors regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

     Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreements. The fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

     Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted an exemptive order permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The order is subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of each Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff. Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of J.P. Morgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and any other investment company having the same investment adviser, and that no shares will be purchased from the Distributor or any of its affiliates.

     On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers including other Funds, the Adviser to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

     If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The Funds paid the following brokerage commissions for the indicated periods:


                                                 FISCAL YEAR     FISCAL YEAR     FISCAL YEAR
                                                    ENDED           ENDED           ENDED
                                                   8/31/02         8/31/03         8/31/04
                                                -------------   -------------   -------------
CALIFORNIA BOND FUND
Total Brokerage Commissions                     $       3,201   $       5,437   $       6,444
Brokerage Commissions to Affiliated Broker
Dealers                                                     -               -               -

INTERMEDIATE TAX FREE INCOME FUND
Total Brokerage Commissions                            25,498          69,608          34,559
Brokerage Commissions to Affiliated Broker
Dealers                                                 8,250               -               -
N.Y. INTERMEDIATE TAX FREE INCOME FUND
Total Brokerage Commissions                            36,817          29,357           9,828
Brokerage Commissions to Affiliated Broker
Dealers                                                   440               -               -
N.J. TAX FREE INCOME FUND
Total Brokerage Commissions                             1,298             680             246
Brokerage Commissions to Affiliated Broker
Dealers                                                     -               -               -
TAX FREE INCOME FUND
Total Brokerage Commissions                            15,862          46,481          28,212
Brokerage Commissions to Affiliated Broker
Dealers                                                     -               -               -


                               MASSACHUSETTS TRUST

     Each Trust is organized as a "Massachusetts business trust" of which each Fund is a separate and distinct series. Copies of the Declaration of Trust for the Trusts are on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By Laws of each of the Trusts are designed to make each Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability as described below.

     Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, each Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any

Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

     No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Funds. The Trustees intend to conduct the operations of the Trusts in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

     Each of the Trusts provides that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust, unless, as to liability to a Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of a Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

         Each of the Trusts shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                              DESCRIPTION OF SHARES

     The Trusts are open-end management investment companies organized as Massachusetts business trusts. Each Fund represents a separate series of shares of beneficial interest, JPMST is comprised of eight series and JPMMFST is comprised of six series. See "Massachusetts Trust."

     The Declarations of Trust of the JPMST permit the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

     The shareholders of the series of JPMST are entitled to one vote for each dollar of NAV (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of a Fund shall be entitled to vote.

     With respect the series of JPMMFST, each share of a class represents an equal proportionate interest in that class with each other share of that class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of JPMMFST which are not attributable to a specific series or class are allocated among all of its series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

     Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of a Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of a Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or a Trust's Declaration of Trust.

     Shareholders of a Fund have the right, upon the declaration in writing or vote of more than two thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of a Fund's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a NAV of at least $25,000 or at least 1% of a Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of a Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

     The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Funds for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Funds and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.


     For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Purchase, Redemptions and Exchanges."


                          DISTRIBUTIONS AND TAX MATTERS

     The following is a summary of certain tax considerations generally affecting each Fund and its shareholders. This section is based on the Internal Revenue Code of 1986 (the "Code"), as amended, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in a Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

     Each Fund generally will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.

     QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

     In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

     Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

     If for any year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

     EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which the Fund earned the income. Specifically, the excise tax will be imposed if a Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

     Each Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

     FUND INVESTMENTS. Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses it realizes. Each Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, a Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent the Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

     TAX EXEMPT DIVIDENDS. Each Fund intends to qualify to pay exempt-interest dividends to its respective shareholders by having, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt securities. An exempt-interest dividend is that part of dividend distributions made by a Fund that consists of interest received by the Fund on tax-exempt securities. Shareholders will not incur any federal income tax on the amount of exempt-interest dividends received by them from the Fund. In view of the Fund's policies, it is expected that substantially all dividends will be exempt-interest dividends, although the Fund may from time to time recognize and distribute net short-term capital gains and other minor amounts of taxable income.

     Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of a Fund is not deductible to the extent it relates to exempt-interest dividends received by the shareholder. Any loss incurred on the sale or redemption of a Fund's shares held six months of less will be disallowed to the extent of exempt-interest dividends received with respect to such shares.

     Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by a Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders to the extent of the dividend's proportionate share of the Fund's income consisting of such interest.

     FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income or exempt-interest dividends and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

     Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

     Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

     Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

     Distributions by a Fund that do not constitute qualified dividend income, ordinary income dividends, capital gain dividends or exempt-interest dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.




     The Funds will not be taxed on future capital gains to the extent offset by the capital loss carry forward regardless of whether such capital gains are distributed to shareholders.

     Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital.

Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.


     CAPITAL LOSS CARRYFORWARDS. For federal income tax purposes, the Funds have no capital loss carryforwards as of the fiscal year ended.


     SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares in a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred on the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

     In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

     BACKUP WITHHOLDING. Each Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

     FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

     In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

     STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

     Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the Fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of each Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

                             ADDITIONAL INFORMATION

     As used in this Statement of Additional Information and the Prospectuses, the term "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (i) 67% or more of a Fund's shares or the Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities, whichever is less.

     Telephone calls to the Funds, JPMorgan Chase Bank or a financial professional as shareholder servicing agent may be tape-recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectuses do not contain all the information included in the Trusts' Registration Statements filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in this Statement of Additional Information and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable registration statements. Each such statement is qualified in all respects by such reference.

     No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trusts, the Funds or the Distributor. The Prospectuses and this Statement of Additional Information do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.


     PRINCIPAL HOLDERS. As of November 30, 2004, the following persons owned of record, or were known by the Trusts to own beneficially, 5% or more of the outstanding shares of any class of the Funds:
     [to come]



                                                                                           PERCENTAGE
FUND AND CLASS OF SHARES                       NAME AND ADDRESS OF SHAREHOLDER                HELD
-------------------------------------------------------------------------------------------------------
CALIFORNIA BOND FUND
Class A Shares                         MLPF&S FOR THE SOLE BENEFIT OF                             16.07
                                       ITS CUSTOMERS
                                       ATTN  FUND ADMINISTRATION
                                       4800 DEER LAKE DR EAST 2ND FL
                                       JACKSONVILLE FL  32246-6484

                                       BALSA & CO                                                 12.21
                                       JPMORGAN CHASE
                                       ATTN MUTUAL FUNDS SECTION
                                       14221 DALLAS PARKWAY
                                       DALLAS TX  75254-2942

                                       BALSA & CO                                                  8.38
                                       JPMORGAN CHASE
                                       ATTN MUTUAL FUNDS SECTION
                                       14221 DALLAS PARKWAY
                                       DALLAS TX  75254-2942

Select Shares                          BALSA & CO                                                 18.74
                                       PO BOX 2558
                                       HOUSTON TX  77252-2558

                                       BALSA & CO                                                 11.87
                                       PO BOX 2558
                                       HOUSTON TX  77252-2558

                                       CHARLES SCHWAB & CO INC                                     8.52
                                       SPECIAL CUSTODY ACCOUNT FOR
                                       BENEFIT OF CUSTOMERS
                                       ATTN: MUTUAL FUNDS
                                       101 MONTGOMERY ST
                                       SAN FRANCISCO CA  94104-4122

                                       PENLIN & CO                                                 7.87
                                       C/O JPMORGAN CHASE BANK
                                       ATTN MUTUAL FUNDS
                                       PO BOX 31412

                                                                                           PERCENTAGE
FUND AND CLASS OF SHARES                       NAME AND ADDRESS OF SHAREHOLDER                HELD
-------------------------------------------------------------------------------------------------------
                                       ROCHESTER NY  14603-1412

                                       JP MORGAN CHASE BANK AS AGENT                               7.65
                                       FOR GILLIAN S FULLER IRA
                                       ATTN SPECIAL PRODUCTS 2/OPS3
                                       500 STANTON CHRISTIANA RD
                                       NEWARK DE  19713-2107

                                       JP MORGAN CHASE BANK AS AGENT                               5.33
                                       FOR R B KITAL ASSET ALLOCATION
                                       ATTN: SPECIAL PRODUCTS 2 OPS/3
                                       500 STANTON CHRISTIANA ROAD
                                       NEWARK DE  19713-2107

Institutional Shares                   JP MORGAN CHASE BANK AS AGENT                               7.00
                                       FOR  W F STEPHENS FBO J W  SEFFON JR
                                       ATTN: SPECIAL PRODUCTS 2/OPS 3
                                       500 STANTON CHRISTIANA RD
                                       NEWARK DE  19713-2107

                                       JP MORGAN CHASE BANK AS AGENT                               6.96
                                       FOR  BRIAN HENSON
                                       ATTN SPECIAL PRODUCTS 2/OPS3
                                       500 STANTON CHRISTIANA RD
                                       NEWARK DE  19713-2107

INTERMEDIATE TAX FREE INCOME FUND
Select Shares                          BALSA & CO                                                 52.30
                                       PO BOX 2558
                                       HOUSTON TX  77252-2558

                                                                                           PERCENTAGE
FUND AND CLASS OF SHARES                       NAME AND ADDRESS OF SHAREHOLDER                HELD
-------------------------------------------------------------------------------------------------------
                                       PENLIN & CO                                                 7.58
                                       REBATE ACCOUNT
                                       C/O JPMORGAN CHASE BANK
                                       ATTN MUTUAL FUNDS
                                       PO BOX 31412
                                       ROCHESTER NY  14603-1412

Class A Shares                         DEAN WITTER FBO                                            28.47
                                       MORGAN STANLEY TRUST CO TTEE
                                       PO BOX 250
                                       NEW YORK NY  10008-0250

                                       DEAN WITTER FBO                                             8.62
                                       JOHN PRATER PERS REP
                                       PO BOX 250
                                       NEW YORK NY  10008-0250

                                       NFSC FBO                                                    7.87
                                       JPMORGAN CHASE BANK COLL AGNT FB
                                       WELDING METALLURGY
                                       31 LAMAR ST
                                       WEST BABYLON NY  11704-1314

                                       NFSC FBO                                                    5.23
                                       AGNES DESJARDINS
                                       1 SAGAPONACK CT
                                       RIDGE NY  11961-1654

Class B Shares                         FIRST CLEARING LLC                                         45.36
                                       JAMES A HOUCK AND
                                       3744 SALEM RD
                                       YORK PA  17404-8989

                                       JP MORGAN INVESTMENT MGMT                                  29.83
                                       ATTN PETER SWIATEK
                                       1200 N FEDERAL HWY STE 205
                                       BOCA RATON FL  33432-2845

                                       BEAR STEARNS SECURITIES CORP.                              24.81
                                       1 METROTECH CENTER NORTH
                                       BROOKLYN NY  11201-3870

Class C Shares                         MLPF&S FOR THE SOLE BENEFIT OF                             89.54
                                       ITS CUSTOMERS
                                       ATTN  FUND ADMINISTRATION
                                       4800 DEER LAKE DR EAST 2ND FL
                                       JACKSONVILLE FL  32246-6484

N.J. TAX FREE INCOME FUND
Class A Shares                         LIVA AND COMPANY                                           75.19
                                       C/O JPMORGAN CHASE BANK
                                       ATTN MUTUAL FUNDS
                                       PO BOX 31412

                                                                                           PERCENTAGE
FUND AND CLASS OF SHARES                       NAME AND ADDRESS OF SHAREHOLDER                HELD
-------------------------------------------------------------------------------------------------------
                                       ROCHESTER NY  14603-1412

                                       MLPF&S FOR THE SOLE BENEFIT OF                              8.42
                                       ITS CUSTOMERS
                                       ATTN  FUND ADMINISTRATION
                                       4800 DEER LAKE DR E FL 3
                                       JACKSONVILLE FL  32246-6484

Class B Shares                         MLPF&S FOR THE SOLE BENEFIT OF                             11.61
                                       ITS CUSTOMERS
                                       ATTN  FUND ADMINISTRATION
                                       4800 DEER LAKE DR E FL 3
                                       JACKSONVILLE FL  32246-6484

                                       NFSC FBO                                                   11.20
                                       LEE HOWARD EX
                                       EST OF EVELYN M HOWARD
                                       5 WAYLAND DR
                                       VERONA NJ  07044-2330

                                       NFSC FBO                                                    8.13
                                       ANN WETSTEIN
                                       127 MAGNOLIA RD
                                       RAMSEY NJ  07446-1145

                                       PERSHING LLC                                                6.96
                                       PO BOX 2052
                                       JERSEY CITY NJ  07303-2052

                                       NFSC FBO                                                    6.60
                                       BARBARA CHOI
                                       ANDREW CHOI
                                       FRANKLIN LKS NJ  07417-2252

                                       PERSHING LLC                                                6.03
                                       PO BOX 2052
                                       JERSEY CITY NJ  07303-2052

                                       NFSC FBO                                                    6.02
                                       ANN WETSTEIN
                                       PORIA WETSTEIN
                                       127 MAGNOLIA RD
                                       RAMSEY NJ  07446-1145

                                       NFSC FEBO                                                   5.33
                                       YVONNE L PRASHAD
                                       GANGA PRASHAD
                                       520 WITTICH TERRACE
                                       RIVER VALE NJ  07675-6001

Select Shares                          PENLIN & CO                                                64.79
                                       REBATE ACCOUNT
                                       C/O JPMORGAN CHASE BANK
                                       ATTN MUTUAL FUNDS

                                                                                           PERCENTAGE
FUND AND CLASS OF SHARES                       NAME AND ADDRESS OF SHAREHOLDER                HELD
-------------------------------------------------------------------------------------------------------
                                       PO BOX 31412
                                       ROCHESTER NY  14603-1412

                                       BALSA & CO                                                 15.04
                                       PO BOX 2558
                                       HOUSTON TX  77252-2558

                                       LIVA & COMPANY                                              8.39
                                       REBATE ACCOUNT
                                       C/O JPMORGAN CHASE BANK
                                       ATTN MUTUAL FUNDS
                                       PO BOX 31412
                                       ROCHESTER NY  14603-1412

N.Y. INTERMEDIATE TAX FREE
INCOME FUND
Class A Shares                         BALSA & CO                                                 11.12
                                       JPMORGAN CHASE
                                       ATTN MUTUAL FUNDS SECTION
                                       14221 DALLAS PARKWAY
                                       7-2 JIP-138
                                       DALLAS TX  75254-2942

Class C Shares                         NFSC FBO                                                   18.18
                                       JAMES P CLARK
                                       176 WASHINGTON AVE
                                       ISLAND PARK NY  11558-1830

                                       NFSC FBO                                                   10.67
                                       SYLVIA MISHKIN
                                       MARC P MISHKIN
                                       27122A GRAND CENTRAL PKWY
                                       FLORAL PARK NY  11005-1218

                                       NFSC FBO                                                   10.65
                                       SALMAN A AKBAR KHAN
                                       422 E 72ND ST APT 27A
                                       NEW YORK NY  10021-4640

                                       NFSC FBO                                                   10.28
                                       MOLLY ROSENTHAL
                                       86 B MOLLY PITCHER ANE
                                       YORKTOWN HEIGHTS NY  10598

                                       NFSC FBO                                                   10.28
                                       MURPHY CO INC
                                       CMB COLLATERAL AGENT
                                       1711 WAYNEPORT RD
                                       MACEDON NY  14502-9198

                                       NFSC FBO                                                   10.18
                                       SAMUEL ROSENTHAL
                                       86 MOLLY PITCHER LN
                                       YORKTOWN HTS NY  10598-1537

                                                                                           PERCENTAGE
FUND AND CLASS OF SHARES                       NAME AND ADDRESS OF SHAREHOLDER                HELD
-------------------------------------------------------------------------------------------------------
                                       NFSC FBO                                                    5.37
                                       NU QUANG
                                       27 PARKWOOD AVE
                                       ROCHESTER NY  14620-3401

Select Shares
                                       BALSA & CO                                                 28.37
                                       PO BOX 2558
                                       HOUSTON TX  77252-2558

                                       PENLIN & CO                                                20.71
                                       REBATE ACCOUNT
                                       C/O JPMORGAN CHASE BANK
                                       ATTN MUTUAL FUNDS
                                       PO BOX 31412
                                       ROCHESTER NY  14603-1412

                                       LIVA & COMPANY                                             11.96
                                       REBATE ACCOUNT
                                       C/O JPMORGAN CHASE BANK
                                       ATTN MUTUAL FUNDS
                                       PO BOX 31412
                                       ROCHESTER NY  14603-1412

                                       BALSA & CO                                                  7.10
                                       PO BOX 2558
                                       HOUSTON TX  77252-2558
Institutional Shares
                                       JPMIM AS AGENT FOR INTERPUBLIC                              8.68
                                       BENEFIT PROTECTION PLAN
                                       ATTN TERESA O'HANLON
                                       522 5TH AVE
                                       NEW YORK NY  10036-7601

                                       JP MORGAN CHASE BANK AS AGENT                               8.06
                                       FOR GILLANATTFIELD
                                       AND ANNE HUBBARD
                                       ATTN: SPECIAL PRODUCTS 2 OPS/3
                                       500 STANTON CHRISTIANA ROAD
                                       NEWARK DE  19713-2107

                                       JP MORGAN CHASE BANK AS AGENT                               6.39
                                       FOR GILLANATTFIELD
                                       AND ANNE HUBBARD
                                       ATTN: SPECIAL PRODUCTS 2 OPS/3
                                       500 STANTON CHRISTIANA ROAD
                                       NEWARK DE  19713-2107
TAX FREE INCOME FUND
Class A Shares                         NFSC FEBO                                                  10.31
                                       JGL PARTNERS L P
                                       23 CORNELL WAY
                                       MONTCLAIR NJ  07043-2505

                                                                                           PERCENTAGE
FUND AND CLASS OF SHARES                       NAME AND ADDRESS OF SHAREHOLDER                HELD
-------------------------------------------------------------------------------------------------------
Class B Shares                         NFSC FEBO                                                   6.54
                                       MARY GRIFFITH MEYER
                                       E DUANE MEYER
                                       61 GRANDVIEW PL
                                       MONTCLAIR NJ  07043-2422

                                       NFSC FBO                                                    5.72
                                       HELEN STURMAN TTEE
                                       HELEN A STURMAN REVOC TRUST
                                       AGREEME U/A 6/14/91
                                       8 NORMANDY A
                                       DELRAY BEACH FL  33484-4730

                                       NFSC FEBO                                                   5.14
                                       MARIA DOLORES DIAZ
                                       3617 N-BENTSEN ROAD
                                       MCALLEN TX  78501-3038

Select Shares                          BALSA & CO                                                 77.26
                                       PO BOX 2558
                                       HOUSTON TX  77252-2558

                                       PENLIN & CO                                                11.28
                                       REBATE ACCOUNT
                                       C/O JPMORGAN CHASE BANK
                                       ATTN MUTUAL FUNDS
                                       PO BOX 31412
                                       ROCHESTER NY  14603-1412

                                       LIVA & COMPANY                                              5.03
                                       REBATE ACCOUNT
                                       C/O JPMORGAN CHASE BANK
                                       ATTN MUTUAL FUNDS
                                       PO BOX 31412
                                       ROCHESTER NY  14603-1412


     The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

                              FINANCIAL STATEMENTS


     The following financial statements and the report thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Funds' August 31, 2004 annual reports filing made with the SEC on November 10, 2004 (JPMST Accession No. 0001047469-04-033791 and JPMMFST Accession No. 0001047469-04-033793) pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. Any of the following financial reports are available without charge upon request by calling JPMorgan Funds Services at (800) 348-4782.

                   APPENDIX A-DESCRIPTION OF SECURITY RATINGS*

     The ratings of Moody's and Standard & Poor's represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

                                STANDARD & POOR'S

CORPORATE AND MUNICIPAL BONDS

AAA-Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A-Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB-Debt rated BB is regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B-An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC-An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC-An obligation rated CC is highly vulnerable to nonpayment.

C-The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     Plus (+) or Minus (w): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

----------
* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

DESCRIPTION OF STANDARD & POOR'S RATINGS OF MUNICIPAL NOTES AND TAX-EXEMPT DEMAND BONDS

     A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

- Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2--Satisfactory capacity to pay principal and interest.

SP-3--Speculative capacity to pay principal and interest.

     Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

     The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes," S&P's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

DESCRIPTION OF STANDARD & POOR'S TWO HIGHEST COMMERCIAL PAPER RATINGS

A-1--This rating indicates a fund has strong capacity to meet its financial commitments. Standard & Poor's rate it in the highest category. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely strong.

A-2--This rating indicates a fund has satisfactory capacity to meet its financial commitments. However it is somewhat more susceptible to the adverse affects of changes in circumstances and economic conditions than obligors in the highest rating category.

                                     MOODY'S

CORPORATE AND MUNICIPAL BONDS

AAA-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in

Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Commercial Paper, Including Tax Exempt

     The Aa, A and Baa rating categories are refined by the inclusion of a modifier. These numeric suffixes (Aa1, Aa2,Aa3, etc.) are intended to provide further differentiation within each category. For instance, a Aa1 rating exhibits the best of the characteristics within the As category, while a Aa3 contains relatively less.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

PRIME-1-Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

- Leading market positions in well established industries. High rates of return on funds employed.
- Conservative capitalization structures with moderate reliance on debt and ample asset protection.
- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
- Well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2-Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to lesser degree. Earnings trends and coverage ratios, while sound, may be more subjects to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3-Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

SHORT-TERM TAX EXEMPT NOTES

MIG-1-The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2-MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

DESCRIPTION OF MOODY'S THREE HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and longterm risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature-variable rate demand obligation or commercial paper programs; such ratings will be designated as "VMIG." Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Symbols used are as follows:

MIG-1/VMIG-1--Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2/VMIG-2--Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3/VMIG-3--Notes bearing this designation are of acceptable credit quality, where all security elements are accounted for but there is lacking the undeniable strength of the preceding grade, liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                                      FITCH

DESCRIPTION OF MOODY'S TWO HIGHEST COMMERCIAL PAPER RATINGS

     Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

Moody's employs three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2 and Prime-3.

ISSUERS RATED PRIME-1--(or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

ISSUERS RATED PRIME-2--(or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

CORPORATE AND MUNICIPAL BONDS

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's financial strength and credit quality.

AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     Plus (+) and minus (-) signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

SHORT-TERM TAX EXEMPT NOTES

F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

  APPENDIX B- ADDITIONAL INFORMATION CONCERNING CALIFORNIA MUNICIPAL SECURITIES

    THE SECURITIES THAT THE FUND OFFERS ARE NOT BEING OFFERED BY THE STATE OF CALIFORNIA. THE STATE OF CALIFORNIA HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THE FUND'S REGISTRATION STATEMENT (INCLUDING THIS
          STATEMENT OF ADDITIONAL INFORMATION) IS TRUTHFUL OR COMPLETE


     This Appendix contains information about the State of California as set forth in "Appendix A" to the official statement issued by the State of California for its general revenue anticipation notes issued on September 29, 2004.


                             The State of California

                                TABLE OF CONTENTS


                                                                                                PAGE
                                                                                                ----
INTRODUCTION TO APPENDIX C                                                                       C-1
STATE INDEBTEDNESS AND OTHER OBLIGATIONS                                                         C-1
   General                                                                                       C-1
   Capital Facilities Financing                                                                  C-2
     General Obligation Bonds                                                                    C-2
     Commercial Paper Program                                                                    C-2
     Lease-Purchase Obligations                                                                  C-2
     Non-Recourse Debt                                                                           C-3
   Pension Obligation Bonds                                                                      C-3
   Economic Recovery Bonds                                                                       C-4
   Tobacco Settlement Revenue Bonds                                                              C-4
   Cash Flow Borrowings                                                                          C-5
STATE FINANCES                                                                                   C-7
   The General Fund                                                                              C-7
   The Special Fund for Economic Uncertainties                                                   C-7
   Inter-Fund Borrowings                                                                         C-7
   State Warrants                                                                                C-9
     Registered Warrants                                                                         C-9
     Reimbursement Warrants                                                                     C-10
     Refunding Warrants                                                                         C-10
   Sources of Tax Revenue                                                                       C-10
     Personal Income Tax                                                                        C-11
     Sales Tax                                                                                  C-11
     Corporation Tax                                                                            C-12
     Insurance Tax                                                                              C-13
     Estate Tax; Other Taxes                                                                    C-13
     Special Fund Revenues                                                                      C-13
     Taxes on Tobacco Products                                                                  C-14
   Recent Tax Receipts                                                                          C-14
   State Expenditures                                                                           C-15
   State Appropriations Limit                                                                   C-16
   Proposition 98                                                                               C-17
   Local Governments                                                                            C-19
     Vehicle License Fee                                                                        C-20

     Trial Courts                                                                               C-21
     Welfare System                                                                             C-21
   Welfare Reform                                                                               C-21
   Pension Trusts                                                                               C-22
   Repayment of Energy Loans                                                                    C-24
   Unemployment Insurance Fund                                                                  C-24
   Investment of Funds                                                                          C-24
THE BUDGET PROCESS                                                                              C-25
   General                                                                                      C-25
   Constraints on the Budget Process                                                            C-26
     Proposition 58 (Balanced Budget Amendment)                                                 C-26
     Additional Constraints on the Budget Process                                               C-26
PRIOR FISCAL YEARS' BUDGETS                                                                     C-27
   2001 Budget Act                                                                              C-28
   2002 Budget Act                                                                              C-28
   2003 Budget Act                                                                              C-28
CURRENT STATE BUDGET                                                                            C-29
   Background                                                                                   C-29
   2004 Budget Act                                                                              C-30
   "Structural Deficit"                                                                         C-32
   California Performance Review                                                                C-32
   Summary of State Revenues and Expenditures                                                   C-33
   Revenue and Expenditure Assumptions                                                          C-35
   Development of Revenue Estimates                                                             C-36
   Economic Assumptions                                                                         C-36
FINANCIAL STATEMENTS                                                                            C-38
OVERVIEW OF STATE GOVERNMENT                                                                    C-39
   Organization of State Government                                                             C-39
   Employee Relations                                                                           C-40
ECONOMY AND POPULATION                                                                          C-41
   Introduction                                                                                 C-41
   Population and Labor Force                                                                   C-41
   Employment, Income, Construction and Export Growth                                           C-43
LITIGATION                                                                                      C-46
   Challenge Related to the Vehicle License Fee Offset and Related Payments to
   Local Governments                                                                            C-46
   Challenge Seeking Payment to Teacher's Retirement Board                                      C-47
   Actions Seeking Flood-Related Damages                                                        C-47
   Tax Refund Cases                                                                             C-47
   Environmental Cleanup Matter                                                                 C-48
   Energy-Related Matters                                                                       C-48
   Escheated Property Claims                                                                    C-49
   Action Seeking Damages for Alleged Violations of Privacy Rights                              C-50
   Actions Seeking Program Modifications                                                        C-50
   Local Government Mandate Claims and Actions                                                  C-51
   Action for Damages for Alleged Destruction at Indian Burial Sites                            C-52
   Actions Seeking to Enjoin Implementation of Certain Tribal Gaming Compacts                   C-52
STATE DEBT TABLES                                                                               C-53

                           INTRODUCTION TO APPENDIX C
IMPORTANCE OF APPENDIX C. APPENDIX C is the part of the Official Statement that provides investors with information concerning the State of California (the "State"). Investors are advised to read the entire Official Statement, including APPENDIX C, to obtain information essential to making an informed investment decision.
CALIFORNIA'S CREDIT HISTORY. California has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.
OVERVIEW OF APPENDIX C. APPENDIX C begins with the types of debt instruments that the State has issued and is authorized to issue in the future. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS."
APPENDIX C continues with a discussion of the sources and uses of State funds. See "STATE FINANCES." The budget process and constraints on this process, as well as the budget proposed by the Governor and the economic assumptions underlying the revenue projections contained in the proposed budget, are discussed under "THE BUDGET PROCESS" and "CURRENT STATE BUDGET."
Then, APPENDIX C includes or incorporates by reference the Audited Annual Financial Statements of the State for the Year Ended June 30, 2003, together with certain information required by governmental accounting and financial reporting standards to be included in the Financial Statements, including a "Management's Discussion and Analysis" that describes and analyzes the financial position of the State and provides an overview of the State's activities for the fiscal year ended June 30, 2003. The State Controller's unaudited reports of cash receipts and disbursements for the period July 1, 2003 through August 31, 2004 are also included in this APPENDIX C. See "FINANCIAL STATEMENTS." Governance, management and employee information is set forth under "OVERVIEW OF STATE GOVERNMENT." Demographic and economic statistical information is included under "ECONOMY AND POPULATION." APPENDIX C concludes with a description of material litigation involving the State (see "LITIGATION") and debt tables (see "STATE DEBT TABLES"). RECENT DEVELOPMENTS. On September 22, 2004, the State Legislative Analyst's Office ("LAO") issued its report entitled "California Spending Plan 2004-05--The Budget Act and Related Legislation," analyzing the impact of the final 2004 Budget Act upon the operating shortfall projections for the State made by the LAO in its report on the May Revision. See "CURRENT STATE BUDGET--'Structural Deficit'" for a discussion of this report.
On September 15, 2004, a lawsuit was filed against the State challenging the constitutionality of the statute approving the amendments to the tribal gaming compacts between the State and five Indian Tribes. The revenues from the amended tribal gaming compacts are anticipated to be received within fiscal year 2004-05, beginning January 1, 2005. See "CURRENT STATE BUDGET--2004 Budget Act" and "LITIGATION--Actions Seeking to Enjoin Implementation of Certain Tribal Gaming Compacts."


                    STATE INDEBTEDNESS AND OTHER OBLIGATIONS

     GENERAL


The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due. See the introduction to "STATE DEBT TABLES" for information as to indebtedness and other obligations incurred after August 1, 2004.

     CAPITAL FACILITIES FINANCING

               GENERAL OBLIGATION BONDS

The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. See "STATE FINANCES--State Expenditures." Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.
As of August 1, 2004, the State had outstanding $45,901,897,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $34,542,521,000 of long-term general obligation bonds. This latter figure consists of $19,887,491,000 of general obligation bonds which are authorized by State finance committees to be issued initially as commercial paper notes, described below, and $14,655,030,000 of other authorized but unissued general obligation bonds. These outstanding and authorized amounts include the economic recovery bonds. See "--Economic Recovery Bonds" below. See also the table "Authorized and Outstanding General Obligation Bonds" under "STATE DEBT TABLES." General obligation bond law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. The State has issued $5,374,565,000 of variable rate general obligation bonds (which includes the economic recovery bonds), representing 11.7 percent of the State's total outstanding general obligation bonds as of August 1, 2004.
Initiative measures to issue $3 billion in bonds (California Stem Cell Research and Cures Act) and to issue $750 million in bonds (Children's Hospital Projects Bond Act) have qualified for the November 2004 ballot. Additional proposals affecting State finances or for additional bonds may also be added to the November 2004 ballot. The $9.95 billion bond measure for high speed rail projects that was previously on the November 2004 ballot has been postponed until the November 2006 election. See "CURRENT STATE BUDGET--2004 Budget Act." The Legislature has approved approximately $600 million of potential bond authorization, the California Reading and Literacy Improvement and Public Library Construction and Renovation Bond Act of 2006, to be placed on the 2006 primary election ballot. Additional bond proposals may also be added to the 2006 primary or general election ballots.
               COMMERCIAL PAPER PROGRAM

Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issues, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes. Commercial paper notes are deemed issued upon authorization by the respective finance committees, whether or not such notes are actually issued. Pursuant to the terms of the bank credit agreement presently in effect, the general obligation commercial paper program may have up to $1.5 billion in aggregate principal and interest commitments outstanding at any time. This amount may be increased or decreased in the future. As of August 1, 2004, the finance committees had authorized the issuance of up to $19,887,491,000 of commercial paper notes and, as of that date, $724,515,000 aggregate principal amount of general obligation commercial paper notes were outstanding. See "STATE DEBT TABLES."
               LEASE-PURCHASE OBLIGATIONS

In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are then marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of "indebtedness" within the meaning of the State Constitutional provisions that require voter approval. For purposes of this Appendix C and the tables under "STATE DEBT TABLES," "lease-purchase obligation" or "lease-purchase financing" means principally bonds or certificates of participation for capital facilities where the rental payments providing the security are a direct or indirect charge against the General Fund and also includes revenue bonds for a State energy efficiency program secured by payments made by various State agencies under energy service contracts. Certain of the lease-purchase financings are supported by special funds rather than the General Fund. See "STATE FINANCES--Sources of Tax Revenue--Special Fund Revenues." The tables under "STATE DEBT TABLES" do not include equipment leases or leases which were not sold, directly or indirectly, to the public capital markets. The State had $7,284,902,136 General Fund-supported lease-purchase obligations outstanding as of August 1, 2004. The State Public Works Board, which is authorized to sell lease revenue bonds, had $3,997,129,000 authorized and unissued as of August 1, 2004. In addition, as of that date, certain joint powers authorities were authorized to issue approximately $81,000,000 of revenue bonds to be secured by State leases.
               NON-RECOURSE DEBT

Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had $40,167,099,809 aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of A-4 June 30, 2004, as further described in the table "State Agency Revenue Bonds and Conduit Financing" under "STATE DEBT TABLES." Detailed information regarding the State's long-term debt appears in the section "STATE DEBT TABLES."


     PENSION OBLIGATION BONDS


Pursuant to the California Pension Restructuring Bond Act of 2004, Government Code Section 16940, ET SEQ. (the "Restructuring Bond Act"), the Pension Obligation Bond Committee (the "Committee") is authorized to issue bonds to fund the State's employer contributions to the California Public Employees' Retirement System ("CalPERS"), in any two future fiscal years. The Restructuring Bond Act limits the cumulative amount of bonds that may be issued to an amount calculated in relation to the anticipated reduction in the State's employer contributions to CalPERS resulting from changes in law, as such anticipated reduction is determined by the Director of Finance. The Restructuring Bond Act provides that debt service on any bonds issued pursuant to the Restructuring Bond Act will be payable from the General Fund.
Chapter 214, Statutes 2003-04, includes reforms to the State's pension benefits, which the Administration estimates will reduce pension costs by $2.9 billion over the next 20 years. See "STATE FINANCES--Pension Trusts" and "CURRENT STATE BUDGET--2004 Budget Act." The Administration anticipates that bonds will be issued pursuant to the Restructuring Bond Act on or before April 1, 2005, and that the proceeds of such bonds will be available to fund the April and June 2005 payments of the State's fiscal year 2004-05 employer contribution obligation to CalPERS.
It is expected that, if the Committee authorizes the issuance of bonds pursuant to the Restructuring Bond Act, it will initiate a validation action seeking court determination that the bonds will not be in violation of the Constitutional debt limit because the proceeds of the bonds will be used to pay the State's employer contribution obligation to CalPERS, which is an "obligation imposed by law." In 2003 the Committee authorized the issuance of pension obligation bonds pursuant to the California Pension Obligation Financing Act, Government Code Section 16910, ET SEQ. (the "Pension Bond Act"), to fund the State's fiscal year 2003-04 employer contribution obligation to CalPERS. The Committee initiated a validation action seeking a court determination that those bonds would not be in violation of the Constitutional debt limit because the State's 2003-04 fiscal year employer contribution obligation to CalPERS was an "obligation imposed by law." The trial court in that case rendered a decision which did not validate the bonds. The Committee appealed the trial court's decision. However, because the Pension Bond Act prohibited the issuance of bonds after June 30, 2004, the Committee's pending appeal was dismissed in June 2004. The decision of the trial court, which by its terms pertains to the bonds authorized by the Committee under the Pension Bond Act for the purpose of funding the State's 2003-04 fiscal year obligation to CalPERS, remains in effect.

     ECONOMIC RECOVERY BONDS

The California Economic Recovery Bond Act ("Proposition 57") was approved by the voters at the statewide primary election on March 2, 2004. Proposition 57 authorizes the issuance of up to $15 billion in economic recovery bonds to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the economic recovery bonds is secured by a pledge of revenues from a one-quarter cent increase in the State's sales and use tax starting July 1, 2004. Fifty percent of each annual deposit, or up to $5 billion in the aggregate of future deposits in the reserve fund created by the Balanced Budget Amendment ("Proposition 58"), is to be used to repay the economic recovery bonds. In addition, as voter-approved A-5 general obligation bonds, the economic recovery bonds are secured by the State's full faith and credit. However, moneys in the General Fund will only be used in the event the dedicated sales and use tax revenue is insufficient to repay the bonds.
The State has issued $10.896 billion principal amount of economic recovery bonds, resulting in the deposit of net proceeds to the General Fund of approximately $11.254 billion during the 2003-04 fiscal year (of which, for budgetary purposes, approximately $9.2 billion was applied to the 2002-03 fiscal year and approximately $2 billion will be applied to offset fiscal year 2004-05 General Fund expenditures). The State may issue the remainder of authorized economic recovery bonds in the current or future fiscal years. See "CURRENT STATE BUDGET--2004 Budget Act."

     TOBACCO SETTLEMENT REVENUE BONDS

In 1998 the State signed a settlement agreement with the four major cigarette manufacturers. Under the settlement agreement, the cigarette manufacturers agreed to make payments to the State in perpetuity, which payments amount to approximately $25 billion (subject to adjustments) over the first 25 years. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San
Jose). The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement agreement allow reduction of the manufacturers' payments for decreases in cigarette shipment volumes by the settling manufacturers, payments owed to certain "Previously Settled States" and certain types of offsets for disputed payments, among other things. However, settlement payments are adjusted upward each year by at least 3 percent for inflation, compounded annually.
Chapter 414, Statutes of 2002, enacted Government Code Sections 63049 to 63049.5 (the "Tobacco Securitization Law"), which authorized the issuance of revenue bonds secured by the tobacco settlement revenues received by the State beginning in the 2003-04 fiscal year. An initial sale of 56.57 percent of the State's tobacco settlement revenues producing $2.5 billion in proceeds was completed in January 2003.

A second sale of the remaining 43.43 percent of the State's tobacco settlement revenues, which produced $2.264 billion in proceeds, was completed in September 2003. Chapter 225, Statutes of 2003, amended the Tobacco Securitization Law to require the Governor to request an appropriation in the annual Budget Act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second (and only the second) sale of tobacco settlement revenues when such tobacco settlement revenues are insufficient therefor. The Legislature is not obligated to make any such requested appropriation.

Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds.

     CASH FLOW BORROWINGS


As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes ("Notes" or "RANs") in 19 of the last 20 fiscal years to partially fund timing differences between receipts and disbursements, as the majority of General Fund revenues are received in the last part of the fiscal year. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are A-6 required, the State has issued revenue anticipation warrants ("RAWs"), which can mature in a subsequent fiscal year. See "STATE FINANCES--State Warrants." RANs and RAWs are both payable from any "Unapplied Money" in the General Fund of the State on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. "Priority Payments" are payments as and when due to: (i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the Constitution of the State), (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the State, (iii) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (iv) pay State employees' wages and benefits, State payments to pension and other State employee benefit trust funds, State Medi-Cal claims, and any amounts determined by a court of competent jurisdiction to be required to be paid with State warrants that can be cashed immediately. See "STATE FINANCES" below.
On June 18, 2003, the Controller issued $10.965 billion of 2003 Revenue Anticipation Warrants (the "2003 Warrants"), which matured and were paid in full on June 16, 2004. The State also issued $3 billion of RANs on October 28, 2003 (the "2003-04 RANs"), which matured and were paid in full on June 23, 2004. The most recent cash flow projections prepared by the Department of Finance anticipate the issuance of $6 billion of RANs in October 2004 to mature in June 2005. The following table shows the amount of RANs and RAWs issued in the past five fiscal years, as well as the RANs offered by this Official Statement.

                                     TABLE 1
       STATE OF CALIFORNIA REVENUE ANTICIPATION NOTES AND WARRANTS ISSUED
                         FISCAL YEARS 1999-00 TO 2004-05



                                                 PRINCIPAL
                                                  AMOUNT
  FISCAL YEAR                  TYPE              (BILLIONS)      DATE OF ISSUE        MATURITY DATE
----------------     -----------------------    ------------   -----------------   --------------------
1999-00              Notes Series A-B              $1.00       October 1, 1999     June 30, 2000
2000-01              No Notes issued
2001-02              Notes Series A-C               5.70       October 4, 2001     June 28, 2002
                     RAWs Series A                  1.50       June 24, 2002       October 25, 2002
                     RAWs Series B                  3.00       June 24, 2002       November 27, 2002
                     RAWs Series C                  3.00       June 24, 2002       January 30, 2003+
2002-03              Notes Series A and C           6.00       October 16, 2002    June 20, 2003
                     Notes Series B and D           3.00       October 16, 2002    June 27, 2003

                                                 PRINCIPAL
                                                  AMOUNT
  FISCAL YEAR                  TYPE              (BILLIONS)      DATE OF ISSUE        MATURITY DATE
----------------     -----------------------    ------------   -----------------   --------------------
                     Notes Series E - G             3.50       November 6, 2002    June 20, 2003
                     RAWs Series A and B           10.965      June 18, 2003       June 16, 2004
2003-04              Notes                          3.00       October 28, 2003    June 23, 2004
2004-05*             Notes Series A - D             6.00       October 6, 2004     June 30, 2005


----------

+    Called by the Controller and paid on November 27, 2002.
*    Offered by this Official Statement.

Source: State of California, Office of the Treasurer.

                                 STATE FINANCES

     THE GENERAL FUND


The moneys of the State are segregated into the General Fund and over 900 other funds, including special, bond and trust funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. For additional financial data relating to the General Fund, see the financial statements incorporated in or attached to this APPENDIX C See "FINANCIAL STATEMENTS." The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor (including the annual Budget Act), as well as appropriations pursuant to various constitutional authorizations and initiative statutes.


     THE SPECIAL FUND FOR ECONOMIC UNCERTAINTIES


The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. The State Controller may transfer amounts in the SFEU to the General Fund as necessary to meet cash needs of the General Fund and such transfers are characterized as "loans." The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. At the end of each fiscal year, the Controller is required to transfer from the SFEU to the General Fund any amount necessary to eliminate any deficit in the General Fund. The legislation creating the SFEU (Government Code Section 16418) contains a continuous appropriation from the General Fund authorizing the State Controller to transfer to the SFEU, as of the end of each fiscal year, the lesser of (i) the unencumbered balance in the General Fund and (ii) the difference between the State's "appropriations subject to limitation" for the fiscal year then ended and its "appropriations limit" as defined in Section 8 of Article XIII B of the State Constitution and established in the Budget Act for that fiscal year, as jointly estimated by the State's Legislative Analyst's Office ("LAO") and the Department of Finance. For a further description of Article XIII B, see "State Appropriations Limit." In certain circumstances, moneys in the SFEU may be used in connection with disaster relief.
For budgeting and accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the General Fund. For year-end reporting purposes, the State Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total moneys then available for General Fund purposes.
See Table 2 entitled "Internal Borrowable Resources (Cash Basis)" for information concerning the recent balances in the SFEU and projections of the balances for the current and upcoming fiscal years. As in any year, the Budget Act and related trailer bills are not the only pieces of legislation which appropriate funds. Other factors, including re-estimates of revenues and expenditures, existing statutory requirements and additional legislation introduced and passed by the Legislature may impact the fiscal year-end balance in the SFEU.


     INTER-FUND BORROWINGS


Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the General Fund. In the event the General Fund is or will be exhausted, the State Controller is required to notify the Governor and the Pooled Money Investment Board (the "PMIB," comprised of the State Director of Finance, the State Treasurer and the State Controller). The Governor may then order the State Controller to direct the transfer of all or any part of the moneys not needed in special funds to the General Fund, as determined by the PMIB. All money so transferred must be returned to the special fund from which it was transferred as soon as there is sufficient money in the General Fund to do so. Transfers cannot be made which will interfere with the objective for which such special fund was created, or from certain specific funds. When moneys transferred to the General Fund in any fiscal year from any special fund pursuant to the inter-fund borrowing mechanism exceed ten percent of the total additions to such special fund as shown in the statement of operations of the preceding fiscal year as set forth in the Budgetary (Legal Basis) annual report of the State Controller, interest must be paid on such excess at a rate determined by the PMIB to be the current earning rate of the Pooled Money Investment Account.
As of July 31, 2004, $3.169 billion of outstanding loans from the SFEU and other internal sources were used to pay expenditures of the General Fund. See "STATE FINANCES--State Warrants" and "EXHIBIT 1--STATE CONTROLLER'S STATEMENT OF GENERAL FUND CASH RECEIPTS AND DISBURSEMENTS, JULY 1, 2003 THROUGH JUNE 30, 2004 (UNAUDITED)" and "EXHIBIT 2--STATE CONTROLLER'S STATEMENT OF GENERAL FUND CASH RECEIPTS AND DISBURSEMENTS, JULY 1, 2004 THROUGH AUGUST 31, 2004 (UNAUDITED)."

Any determination of whether a proposed borrowing from one of the special funds is permissible must be made with regard to the facts and circumstances existing at the time of the proposed borrowing.
The Attorney General of the State has identified certain criteria relevant to such a determination. For instance, amounts in the special funds eligible for inter-fund borrowings are legally available to be transferred to the General Fund if a reasonable estimate of expected General Fund revenues, based upon legislation already enacted, indicates that such transfers can be paid from the General Fund promptly if needed by the special funds or within a short period of time if not needed. In determining whether this requirement has been met, the Attorney General has stated that consideration may be given to the fact that General Fund revenues are projected to exceed expenditures entitled to a higher priority than payment of internal transfers, i.e., expenditures for the support of the public school system and public institutions of higher education and the payment of debt service on general obligation bonds of the State.

At the November 1998 election, voters approved Proposition 2. This proposition requires the General Fund to repay loans made from certain transportation special accounts (such as the State Highway Account) at least once per fiscal year, or up to 30 days after adoption of the annual Budget Act. Since the General Fund may reborrow from the transportation accounts any time after the annual repayment is made, the proposition does not have any adverse impact on the State's cash flow.
In addition to temporary inter-fund borrowings described in this section, budgets enacted in the current and past fiscal years have included other transfers and long-term loans from special funds to the General Fund. In some cases, such loans and transfers have the effect of reducing internal borrowable resources.
The following chart shows internal borrowable resources available for temporary loans to the General Fund on June 30 of each of the fiscal years 2000-01 through 2003-04 and estimates, as of August 16, 2004, for fiscal year 2004-05. See also "EXHIBIT 1--STATE CONTROLLER'S STATEMENT OF GENERAL FUND CASH RECEIPTS AND DISBURSEMENTS, JULY 1, 2003 THROUGH JUNE 30, 2004 (UNAUDITED)" and "EXHIBIT 2--STATE CONTROLLER'S A-9 STATEMENT OF GENERAL FUND CASH RECEIPTS AND DISBURSEMENTS, JULY 1, 2004 THROUGH AUGUST 31, 2004 (UNAUDITED)."

                                     TABLE 2

                          INTERNAL BORROWABLE RESOURCES
                                  (CASH BASIS)
                                   (MILLIONS)


                                                                      JUNE 30
                                          --------------------------------------------------------------
                                             2001        2002(a)      2003(b)      2004(c)      2005(d)
                                          ----------   ----------   ----------   ----------   ----------
Available Internal Borrowable Resources   $ 12,342.4   $ 12,979.7   $ 10,401.5   $  9,951.3   $  7,827.9
Outstanding Loans
    From Special Fund for Economic               -0-      2,524.5          -0-          -0-        768.0
    Uncertainties

    From Special Funds and Accounts              -0-        423.5          -0-          -0-      2,565.7
    Total Outstanding Internal Loans             -0-      2,948.0          -0-          -0-      3,333.7
Unused Internal Borrowable Resources      $ 12,342.4   $ 10,031.7   $ 10,401.5   $  9,951.3   $  4,494.2


----------

(a) At June 30, 2002, the State also had $7.5 billion of outstanding external borrowings in the form of revenue anticipation warrants.

(b) At June 30, 2003, the State also had $10.965 billion of outstanding external borrowings in the form of revenue anticipation warrants.

(c) Estimates include the receipt of $11.254 billion of economic recovery bond proceeds to the General Fund resulting from the issuance of three series of economic recovery bonds.

(d)  Department of Finance estimates as of August 16, 2004.

Source: State of California, Department of Finance. Information for the fiscal years ended June 30, 2001 through June 30, 2004, are actual figures. Figures for the fiscal years ending June 30, 2005 were estimated as of August 16, 2004 by the Department of Finance.


     STATE WARRANTS


No money may be drawn from the State Treasury except upon a warrant duly issued by the State Controller. The State Controller is obligated to draw every warrant on the fund out of which it is payable for the payment of money directed by State law to be paid out of the State Treasury; however, a warrant may not be drawn unless authorized by law and unless unexhausted specific appropriations provided by law are available to meet it. State law provides two methods for the State Controller to respond if the General Fund has insufficient "Unapplied Money" available to pay a warrant when it is drawn, referred to generally as "registered warrants" and "reimbursement warrants." "Unapplied Money" consists of money in the General Fund for which outstanding warrants have not already been drawn and which would remain in the General Fund if all outstanding warrants previously drawn and then due were paid subject to the prior application of such money to obligations of the State with a higher priority. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Cash Flow Borrowings." Unapplied Money may include moneys transferred to the General Fund from the SFEU and internal borrowings from State special funds (to the extent permitted by law). See "STATE FINANCES--The Special Fund for Economic Uncertainties" and "--Inter-Fund Borrowings."

               REGISTERED WARRANTS


If a warrant is drawn on the General Fund for an amount in excess of the amount of Unapplied Money in the General Fund, after deducting from such Unapplied Money the amount, as estimated by the A-10 State Controller, required by law to be set apart for obligations having priority over obligations to which such warrant is applicable, the warrant must be registered by the State Treasurer on the reverse side as not paid because of the shortage of funds in the General Fund. The State Controller then delivers such a "registered warrant" to persons or entities (e.g., suppliers and local governments) otherwise entitled to receive payments from the State. A registered warrant bears interest at a rate designated by the PMIB up to a maximum of five percent per annum or at a higher rate if issued for an unpaid revenue anticipation note or in connection with some form of credit enhancement. Registered warrants may or may not have a fixed maturity date. Registered warrants that have no fixed maturity date, and registered warrants that bear a maturity date but, for lack of Unapplied Moneys, were not paid at maturity, are paid, together with all interest due, when the Controller, with the approval of the PMIB, determines payment will be made.
The State Controller then notifies the State Treasurer, who publishes a notice that the registered warrants in question are payable. The duties of the Controller and the PMIB are ministerial in nature, and the Controller and the PMIB may not legally refuse to pay the principal of or interest on any registered warrants on any date Unapplied Moneys are available in the General Fund after all Priority Payments have been made on that date.

               REIMBURSEMENT WARRANTS


In lieu of issuing individual registered warrants to numerous creditors, State law provides an alternative procedure whereby the Governor, upon request of the Controller, may authorize utilizing the General Cash Revolving Fund in the State Treasury to borrow from other State special funds to meet payments authorized by law. The Controller may then issue "reimbursement warrants" in the financial market at competitive bid to reimburse the General Cash Revolving Fund, thereby increasing cash resources for the General Fund to cover required payments. The General Cash Revolving Fund exists solely to facilitate the issuance of reimbursement warrants. Reimbursement warrants may have a fixed maturity date. The principal of and interest on reimbursement warrants must be paid by the Treasurer on their respective maturity dates from any Unapplied Money in the General Fund and available for such payment. In the event that Unapplied Money is not available for payment on the respective maturity dates of reimbursement warrants, and refunding warrants (see "--Refunding Warrants") have not been sold at such times as necessary to pay such reimbursement warrants, such reimbursement warrants will be paid, together with all interest due thereon (including interest accrued at the original interest rate after the maturity date), at such times as the Controller, with the approval of the PMIB, may determine.
The State issued reimbursement warrants on several occasions in order to meet its cash needs during the period 1992-1994, when State revenues were severely reduced because of an economic recession. Facing renewed economic pressures, the State issued reimbursement warrants in June 2002 and in June 2003. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Cash Flow Borrowings."

               REFUNDING WARRANTS

If there is not sufficient Unapplied Money in the General Fund to pay maturing reimbursement warrants, the Controller is authorized under State law, with the written approval of the Treasurer, to offer and sell a new issue of reimbursement warrants as refunding warrants to refund the prior, maturing reimbursement warrants. Proceeds of such refunding warrants must be used exclusively to repay the maturing warrants. In all other respects, refunding warrants have the same legal status and provisions as reimbursement warrants, as described above.

     SOURCES OF TAX REVENUE


The following is a summary of the State's major revenue sources. Further information on State revenues is contained under "CURRENT STATE BUDGET" and "STATE FINANCES--Recent Tax Receipts." See Table 4 entitled "COMPARATIVE YIELD OF STATE TAXES--ALL FUNDS, 1999-00 THROUGH 2004-05" for a comparison, by amount received, of the sources of the State's tax revenue.
The 2004 Budget Act includes the effect of the following tax related proposals on the General Fund:
     Tax amnesty program: Two-month personal income tax, corporation tax, and sales and use tax program for tax years prior to 2003 (an estimated $333 million, reflected as a prior year adjustment).

     Vehicle, vessel, and aircraft use tax: Tax due if items used within one-year of use instate, with specified exceptions for vessel and aircraft repair. This provision will sunset July 1, 2006 (estimated revenues of $26 million in fiscal year 2004-05).

     Teacher Tax Credit: Two-year suspension (estimated revenues of $210 million in fiscal year 2004-05).

     Natural Heritage Preservation Tax Credit: Suspension for fiscal year
               2004-05 and extension of the sunset date to June 30, 2008 (estimated revenues of $10 million in fiscal year 2004-05).

               PERSONAL INCOME TAX


The California personal income tax, which accounts for a significant portion of General Fund tax revenues, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1.0 percent to 9.3 percent. The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income. Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax ("AMT"), which is much like the federal AMT. The personal income tax structure is considered to be highly progressive. For example, the State Franchise Tax Board indicates that the top 1 percent of taxpayers paid 36.7 percent of the total personal income tax in tax year 2002.
Proposition 63, an initiative measure that has qualified for the November 2004 election, would impose a 1 percent surcharge on taxpayers with taxable income over $1 million. The proceeds of the tax surcharge would be used to expand county mental health programs.
Taxes on capital gains realizations and stock options, which are largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts. Capital gains and stock option tax receipts have accounted for as much as 24.7 percent and as little as 5.6 percent of General Fund revenues in the last ten years. See "CURRENT STATE BUDGET--Economic Assumptions."

               SALES TAX

The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

The breakdown of the base state and local sales tax rate of 7.25 percent in effect until July 1, 2004, was as follows:
     5 percent is imposed as a State General Fund tax;

     0.5 percent is dedicated to local governments for health and welfare program realignment (Local Revenue Fund);

     0.5 percent is dedicated to local governments for public safety services (Local Public Safety Fund);

     1.25 percent is a local tax imposed under the Uniform Local Sales and Use Tax Law. Of that amount,


     0.25 percent is dedicated to county transportation purposes, and 1 percent is for city and county general-purpose use.


Effective July 1, 2004, the breakdown of the base state and local sales tax rate of 7.25 percent is as follows:
     5 percent imposed as a State General Fund tax;

     0.5 percent dedicated to local governments for health and welfare program realignment (Local Revenue Fund);

     0.5 percent dedicated to local governments for public safety services (Local Public Safety Fund);

     1.0 percent local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25 percent dedicated to county transportation purposes and 0.75 percent for city and county general-purpose use (See below for a discussion of a court action seeking to prohibit the State

               Board of Equalization from implementing a one-quarter cent reduction in the local government sales and use tax, which was enacted at the time of the authorization of the State economic recovery bonds);

     0.25 percent deposited into the Fiscal Recovery Fund to repay the State's economic recovery bonds (the "Special Sales Tax").

Existing law provides that 0.25 percent of the basic 5.00 percent State tax rate may be suspended in any calendar year upon certification by the Director of Finance by November 1 in any year in which both of the following occur: (1) the General Fund reserve (excluding the revenues derived from the 0.25 percent sales and use tax rate) is expected to exceed 3 percent of revenues in that fiscal year (excluding the revenues derived from the 0.25 percent sales and use tax rate) and (2) actual revenues for the period May 1 through September 30 equal or exceed the May Revision forecast. The 0.25 percent rate will be reinstated the following year if the Director of Finance subsequently determines conditions (1) or (2) above are not met for that fiscal year. The May Revision forecast estimated that the reserve level will be insufficient to trigger a reduction for calendar year 2005. See "CURRENT STATE BUDGET--Summary of State Revenues and Expenditures" for a projection of the fiscal year 2004-05 General Fund reserve. Existing law provides that the Special Sales Tax will be collected until the first day of the calendar quarter at least 90 days after the Director of Finance certifies that all economic recovery bonds and related obligations have been paid or retired or provision for their repayment has been made or enough sales taxes have been collected to pay all economic recovery bonds and related obligations to final maturity. At such time the Special Sales Tax will terminate and the city and county portion of taxes under the Uniform Local Sales and Use Tax will be automatically increased by 0.25 percent.
Over three dozen cities filed a petition for writ of mandate in the Alameda County Superior Court (CITY OF CERRITOS ET AL. V. STATE BOARD OF EQUALIZATION) seeking to prohibit the State Board of Equalization from implementing a one-quarter cent reduction in the amount of sales and use tax that may be collected by local governments. This reduction was approved by the Legislature as part of Chapter 2 of the Statutes of 2003, Fifth Extraordinary Session, which also enacted the California Economic Recovery Bond Act (approved by the electorate as Proposition 57) and a one-quarter cent increase in the State sales and use tax to secure the State's economic recovery bonds. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Economic Recovery Bonds." Neither the petition filed by the cities nor the cities' briefs filed in this matter challenge the authorization for the issuance of the economic recovery bonds or the imposition of the temporary one-quarter cent increase in the State sales and use tax. A hearing on the petition was held May 14, 2004 and on June 3, 2004 the court issued an order denying the cities' petition. The cities have appealed the court's decision and the matter is now pending in the Court of Appeal (Third Appellate District, Case No. A107208).
Senate Constitutional Amendment No. 4, which is subject to the approval of the voters in the November 2004 election, would place restrictions on the State from reducing local sales tax rate. Proposition 65, which has also qualified for the November 2004 ballot, would reestablish the local sales tax rate at 1.25 percent upon the payment of the economic recovery bonds. Either Senate Constitutional Amendment No. 4 or Proposition 65, if approved by the voters, would restrict the State's ability to reduce or reallocate local sales tax revenues in the future. See "STATE FINANCES--Local Governments."

               CORPORATION TAX


Corporation tax revenues are derived from the following taxes:
1. The franchise tax and the corporate income tax are levied at an 8.84 percent rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the State.
2. Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2 percent on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

3. The AMT is similar to that in federal law. In general, the AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65 percent.
4. A minimum franchise tax of up to $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first two years of incorporation.
5.        Sub-Chapter S corporations are taxed at 1.5 percent of profits.
Taxpayers with net operating losses (i.e., an excess of allowable deductions over gross income) are allowed to carry forward those losses for tax purposes and deduct a portion in subsequent years. Chapter 488, Statutes of 2002 (AB
2065), suspends the use of any carryover losses for the 2002 and 2003 tax years, but allows taxpayers to deduct those losses beginning in the 2004 tax year and extends the expiration date for those losses by two years. That Chapter also increases the percent of a taxpayer's net operating loss ("NOL") that can be carried forward from 65 percent to 100 percent beginning January 1, 2004, for NOLs generated after that date. About 85 percent of NOL is deducted from corporation taxes with the balance deducted from personal income tax.
On February 23, 2004, the U.S. Supreme Court denied the State Franchise Tax Board's appeal requesting review of the decision in FARMER BROTHERS COMPANY V. FRANCHISE TAX BOARD, a tax refund case which involved the deductibility of corporate dividends. The exact amount and timing of such refunds is yet to be determined, although potential revenue losses could total $400 million over several fiscal years through 2007-08 (some revenue gains are expected in fiscal years after that). The reduction in General Fund revenues could result in lower Proposition 98 expenditures; however the potential savings in Proposition 98 expenditures is unknown at this time.

               INSURANCE TAX

The majority of insurance written in California is subject to a 2.35 percent gross premium tax. For insurers, this premium tax takes the place of all other state and local taxes except those on real property and motor vehicles. Exceptions to the 2.35 percent rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5 percent, surplus lines and nonadmitted insurance at 3 percent and ocean marine insurers at 5 percent of underwriting profits.
               ESTATE TAX; OTHER TAXES


The California estate tax is based on the State death tax credit allowed against the federal estate tax. The California estate tax is designed to pick up the maximum credit allowed against the federal estate tax return. The federal Economic Growth and Tax Reconciliation Act of 2001 phases out the federal estate tax by 2010. As part of this, the Act reduced the State pick-up tax by 25 percent in 2002, 50 percent in 2003, and 75 percent in 2004, and eliminates it beginning in 2005. The provisions of this federal act sunset after 2010. At that time, the federal estate tax will be reinstated along with the State's estate tax, unless future federal legislation is enacted to make the provisions permanent. See Table 4 entitled "Comparative Yield of State Taxes--All Funds, 1999-00 Through 2004-05."
Other General Fund major taxes and licenses include: Inheritance and Gift Taxes; Cigarette Taxes; Alcoholic Beverage Taxes; Horse Racing License Fees and Trailer Coach License Fees.
               SPECIAL FUND REVENUES

The California Constitution and statutes specify the uses of certain revenue. Such receipts are accounted for in various special funds. In general, special fund revenues comprise three categories of income:

     Receipts from tax levies which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.


     Charges for special services to specific functions, including such items as business and professional license fees.

     Rental royalties and other receipts designated for particular purposes
               (e.g., oil and gas royalties).

Motor vehicle related taxes and fees accounted for about 46 percent of all special fund revenues and transfers in fiscal year 2002-03. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. During fiscal year 2002-03, $7.1 billion was derived from the ownership or operation of motor vehicles. About $3 billion of this revenue was returned to local governments. The remainder was available for various State programs related to transportation and services to vehicle owners. For a discussion of proposed agreements to replace vehicle license fees with increased property tax revenues, see "STATE FINANCES - Local Governments - Vehicle License Fee."

               TAXES ON TOBACCO PRODUCTS


On November 8, 1988, voters approved Proposition 99, which imposed, as of January 1, 1989, a 25-cent per pack excise tax on cigarettes, and a new, equivalent excise tax on other tobacco products. The initiative requires that funds from this tax be allocated to anti-tobacco education and research, to indigent health services, and environmental and recreation programs. Proposition 10, which was approved in 1998, increased the excise tax imposed on distributors selling cigarettes in California to 87 cents per pack effective January 1, 1999. At the same time, this proposition imposed a new excise tax on cigars, chewing tobacco, pipe tobacco, and snuff at a rate equivalent to the tax increase on cigarettes. In addition, the higher excise tax on cigarettes automatically triggered an additional increase in the tax on other tobacco products effective July 1, 1999, with the proceeds going to the Cigarette and Tobacco Products Surtax Fund.
The State excise tax on cigarettes of 87 cents per pack and the equivalent rates on other tobacco products are earmarked as follows:
1. Fifty cents of the per-pack tax on cigarettes and the equivalent rate levied on non- cigarette tobacco products are deposited in the California Children and Families First Trust Fund and are allocated primarily for early childhood development programs.
2. Twenty-five cents of the per-pack tax on cigarettes and the equivalent rates levied on non-cigarette tobacco products are allocated to the Cigarette and Tobacco Products Surtax Fund. These funds are appropriated for anti-tobacco education and research, indigent health services, and environmental and recreation programs.
3.        Ten cents of the per-pack tax is allocated to the State's General
Fund.
4. The remaining two cents of the per-pack tax is deposited into the Breast Cancer Fund.


          RECENT TAX RECEIPTS


The following table shows the trend of major General Fund and total taxes per capita and per $100 of personal income for the past five years, and the current year.

                                     TABLE 3

                               RECENT TAX RECEIPTS


                           TREND OF STATE            TAXES PER $100
                         TAXES PER CAPITA(a)       OF PERSONAL INCOME
                      ------------------------  -------------------------
    FISCAL YEAR       GENERAL FUND     TOTAL    GENERAL FUND     TOTAL
-------------------   ------------  ----------  ------------  -----------
1999-00                $ 2,095.53   $ 2,447.03   $     7.01   $     8.18
2000-01                  2,219.26     2,585.25         6.85         7.99
2001-02                  1,802.22     2,106.63         5.52         6.45
2002-03                  1,836.25     2,134.58         5.62         6.53
2003-04(b)               1,948.19     2,258.90         5.84         6.77
2004-05(b)               2,045.75     2,370.64         5.90         6.83


----------
(a)  Data reflect population figures based on the 2000 Census.

(b)  Estimated.

Source: State of California, Department of Finance.

The following table gives the actual and estimated revenues by major source for the last five years and the current year. This table shows taxes that provide revenue both to the General Fund and State special funds.

                                     TABLE 4
                   COMPARATIVE YIELD OF STATE TAXES--ALL FUNDS
                             1999-00 THROUGH 2004-05
                            (MODIFIED ACCRUAL BASIS)
                                   (THOUSANDS)



  YEAR                                                                                       INHERITANCE,
 ENDING            SALES AND             PERSONAL                                             ESTATE AND
 JUNE 30             USE(a)               INCOME         CORPORATION         TOBACCO             GIFT           INSURANCE
----------      ---------------      ---------------   ---------------   ---------------   ---------------   ---------------
2000            $    25,525,788(e)   $    39,578,237   $     6,638,898   $     1,216,651   $       928,146   $     1,299,777
2001                 26,616,073(e)        44,618,532         6,899,322         1,150,869           934,709         1,496,556
2002                 26,004,521(e)        33,051,107         5,333,030         1,102,806           890,627         1,595,846
2003                 27,177,756(e)        32,713,830         6,803,583         1,055,505           647,372         1,879,784
2004(d)              26,289,755(f)        36,000,000         7,280,000         1,055,100           400,000         2,090,000
2005(d)              29,118,223(f)        38,974,000         7,572,500         1,035,000           135,400         2,195,000

  YEAR                                                   MOTOR             MOTOR
 ENDING            ALCOHOLIC           HORSE            VEHICLE           VEHICLE
 JUNE 30           BEVERAGES           RACING           FUEL(b)           FEES(c)
----------      ---------------   ---------------   ---------------   ---------------
2000            $       282,166   $        44,130   $     3,069,694   $     5,263,245
2001                    288,450            42,360         3,142,142         5,286,542
2002                    292,627            42,247         3,295,903         3,836,795
2003                    290,564            40,509         3,202,512         3,965,410
2004(d)                 300,800            42,245         3,300,369         4,318,151
2005(d)                 302,000            42,457         3,322,018         3,589,397


----------

(a) Numbers include local tax revenue from the 0.5 percent rate increase dedicated to local governments for the State-local health and welfare program realignment program. The 0.5 percent rate is equivalent to about $2.3 billion to $2.5 billion per year. The figures also reflect a statutory
     0.25 percent reduction which occurred only during calendar year 2001.

(b) Motor vehicle fuel tax (gasoline), use fuel tax (diesel and other fuels), and jet fuel.

(c) Registration and weight fees, motor vehicle license fees and other fees. Vehicle license fee values reflect a 35 percent reduction of two percent of a vehicle's depreciation value from the 1998 rate of 2 percent for 2000 and the first half of 2001; a 67.5 percent reduction from such rate for the second half of 2001 and thereafter.

(d)  Estimated as of July 31, 2004.

(e) The figures do not include voter approved local revenue, the 1.0 percent local city and county operations revenue (Bradley-Burns), or the 0.25 percent county transportation funds revenue. They do include the 0.50 percent Local Public Safety Fund revenue.

(f) Unlike the figures for fiscal years ending June 30, 2000, through June 30, 2003, these estimated figures do not include the 0.50 percent Local Public Safety Fund revenue. These estimated figures also do not include voter approved local revenue, the 1.0 percent local city and county operations revenue (Bradley-Burns), or the 0.25 percent county transportation funds revenue. Estimate for fiscal year 2004-05 includes $1.136 billion for a temporary one-quarter cent tax increase to be deposited in the Fiscal Recovery Fund and used for repayment of the economic recovery bonds. See "Sources of Tax Revenue--Sales Tax."

NOTE: This table shows taxes which provide revenue both to the General Fund and State special funds. Also, some revenue sources are dedicated to local governments. This accounts for differences between the information in this table and Table 12.

Source: Fiscal years 1999-00 through 2002-03: State of California, Office of the State Controller.
          Fiscal years 2003-04 and 2004-05: State of California, Department of Finance.


          STATE EXPENDITURES

The following table summarizes the major categories of State expenditures, including both General Fund and special fund programs.


                                     TABLE 5

                             GOVERNMENTAL COST FUNDS
                                (BUDGETARY BASIS)
               SCHEDULE OF EXPENDITURES BY FUNCTION AND CHARACTER

                         FISCAL YEARS 1998-99 TO 2002-03
                                   (THOUSANDS)



                                           1998-99           1999-00           2000-01           2001-02           2002-03
                                       --------------    --------------    --------------    --------------    --------------
Function
Legislative, Judicial, Executive
    Legislative                        $      219,814    $      232,323    $      262,370    $      265,312    $      276,462
    Judicial(a)                             1,346,131         1,372,681         1,478,710         1,633,518         2,524,446
    Executive                                 958,189         1,241,219         1,352,128         1,371,891         1,283,297

State and Consumer Services                   829,745           856,096           950,192         1,100,942           955,054
Business, Transportation and
Housing
    Business and Housing                      136,893           156,499           601,053           240,237           184,573
    Transportation                          4,462,905         5,549,520         4,417,139         6,052,926         3,712,133
Technology, Trade and Commerce                130,796           488,489           140,833            81,832            50,335
Resources                                   1,695,323         1,858,844         3,349,003         2,284,269         1,993,957
Environmental Protection                      600,060           689,678           869,539           993,144           762,052
Health and Human Services                  19,616,132        21,806,291        24,204,531        26,563,743        27,420,865
Correctional Programs                       4,181,474         4,412,542         4,952,927         5,242,369         5,614,849
Education
    Education-K through 12                 22,783,975        26,356,838        28,720,596        28,078,228        27,611,356
    Higher Education                        7,838,117         8,553,343         9,655,954         9,945,193         9,951,749
Labor and Workforce Development(b)                N/A               N/A               N/A               N/A           250,616
General Government
    General Administration                    859,703           982,923         1,294,587         2,475,564         1,830,280
    Debt Service                            1,988,176         2,072,960         2,270,649         2,432,942         2,067,815
    Tax Relief                                450,213         1,840,129         4,655,826         3,028,703         4,446,940
    Shared Revenues                         4,151,197         3,677,687         4,385,429         5,528,996         2,784,970
    Brown vs. US Dept. of Health and
      Human Services                                -                 -                 -            96,000                 -
    Other Statewide Expenditures              891,070           580,307           635,475           476,170           526,863
Expenditure Adjustment for
Encumbrances(c)                              (461,310)         (628,506)       (1,943,208)         (681,856)        2,365,728
Credits for Overhead Services by
General Fund                                 (144,041)         (170,594)         (197,343)         (251,575)         (288,871)
Statewide Indirect Cost
Recoveries                                    (32,791)          (37,423)          (36,610)          (47,862)          (50,313)
                                       --------------    --------------    --------------    --------------    --------------
    Total                              $   72,501,771    $   81,891,846    $   92,019,780    $   96,910,686    $   96,275,156
                                       ==============    ==============    ==============    ==============    ==============

Character
    State Operations                   $   21,092,849    $   22,864,874    $   24,850,286    $   27,994,343    $   26,241,065
    Local Assistance                       50,734,442        58,369,828        66,087,018        67,993,721        69,043,191
    Capital Outlay                            674,480           657,144         1,082,476           922,622           990,900
                                       --------------    --------------    --------------    --------------    --------------
      Total                            $   72,501,771    $   81,891,846    $   92,019,780    $   96,910,686    $   96,275,156
                                       ==============    ==============    ==============    ==============    ==============


----------

(a) Included in this amount are the expenditures of the Trial Court Trust Fund. As of July 1, 2002, the Trial Court Trust Fund was reclassified to a Governmental Cost Fund from a Non-Governmental Cost Fund.

(b) Legislation was enacted effective January 1, 2003 which created a new agency function called the Labor and Workforce Development. The following agencies were transferred from General Government to this new function: the Employment Development Department, the California Workforce Investment Board, the Agricultural Labor Relations Board, and the Department of Industrial Relations.

(c) Expenditures for the State Highway Account (Fund 0042) and the Traffic Congestion Relief Fund (Fund 3007) are reported on a modified cash basis. This method of accounting eliminated all of the continuing appropriations in these two funds.


Source: State of California, Office of the State Controller.

          STATE APPROPRIATIONS LIMIT


The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.
Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.
The Appropriations Limit in each year is based on the Appropriations Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years, is divided equally between transfers to K-14 districts and refunds to taxpayers.
The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.
The following table shows the Appropriations Limit for fiscal years 2000-01 through 2004-05.
As of the release of the 2004 Budget Act, the Department of Finance projected the Appropriations Subject to Limit to be $13.698 billion and $10.569 billion under the Appropriations Limit in fiscal years 2003-04 and 2004-05, respectively.

                                     TABLE 6
                           STATE APPROPRIATIONS LIMIT
                                   (MILLIONS)



                                                                 FISCAL YEARS
                                      -------------------------------------------------------------------
                                        2000-01       2001-02       2002-03       2003-04        2004-05
                                      ----------    ----------    ----------    ----------     ----------
State Appropriations Limit            $   54,073    $   59,318    $   59,591    $   61,702     $   64,588*
Appropriations Subject to Limit          (51,648)      (42,240)      (45,832)      (48,004)*      (54,019)*
Amount (Over)/Under Limit             $    2,425    $   17,078    $   13,759    $   13,698*    $   10,569*


----------
*    Estimated/Projected.

Source:  State of California, Department of Finance.

          PROPOSITION 98


On November 8, 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990) guarantees K-14 schools the greater of: (a) in general, a fixed percentage of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which replaces Test 1 and Test 2 in any year the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in

State per capita personal income ("Test 3"). Under Test 3, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 becomes a "credit" (called the "maintenance factor") to schools and the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Proposition 98 implementing legislation adopted prior to the end of the 1988-89 fiscal year determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, this funding guarantee has been adjusted to approximately 39 percent of 1986-87 appropriations to account for subsequent changes in the allocation of local property taxes, since these changes altered the share of General Fund revenues received by schools. Proposition 98 also contains provisions for the transfer of certain State tax revenues in excess of the Article XIII B limit to K-14 schools in Test 1 years when additional moneys are available. No such transfers are anticipated during fiscal year 2004-05. See "STATE FINANCES--State Appropriations Limit."
The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs in a Test 2 or Test 3 year.
The 2004 Budget Act reflects General Fund Proposition 98 expenditures in fiscal years 2002-03 through 2004-05 as outlined in the table below. This represents Proposition 98 K-12 spending per pupil of 6.2 percent above the fiscal year 2002-03 level in both fiscal years 2003-04 and 2004-05. The 2004 Budget Act includes full funding for statutory growth and COLA adjustments, and also reflects the deferral of Proposition 98 expenditures of $2.158 billion from fiscal year 2002-03 to fiscal year 2003-04, $1.297 billion from fiscal year 2003-04 to fiscal year 2004-05 and $1.283 billion from fiscal year 2004-05 to fiscal year 2005-06. Appropriations for fiscal year 2003-04 include $188 million implementing the settlement agreement in the WILLIAMS litigation. The 2004 Budget Act assumes that any funding for the settlement of the WILLIAMS litigation for fiscal year 2004-05 will be accommodated within the existing Proposition 98 guarantee. See "LITIGATION--Actions Seeking Program Modifications." Estimates for fiscal year 2004-05 Proposition 98 funding assume voter approval of Senate Constitutional Amendment No. 4 in the November 2004 election. See "STATE FINANCES--Local Governments."

                                     TABLE 7
                             PROPOSITION 98 FUNDING
                                   (MILLIONS)



                                                                                                          CHANGE FROM
                                      2002-03                     2003-04              2004-05          REVISED 2003-04
                             -------------------------   -------------------------   -----------   --------------------------
                               ENACTED       REVISED       ENACTED       REVISED       ENACTED        AMOUNT        PERCENT
                             -----------   -----------   -----------   -----------   -----------   -----------    -----------
K-12 PROPOSITION 98
State General Fund           $    28,647   $    26,156   $    27,630   $    28,044   $    30,873   $     2,829          10.10
Local property tax revenue        12,912        12,812        13,625        13,666        11,214        (2,452)        (17.90)
                             -----------   -----------   -----------   -----------   -----------   -----------    -----------
     Subtotals(a)            $    41,559   $    38,968   $    41,255   $    41,710   $    42,087   $       377           0.90%

OTHER PROPOSITION 98
State General Fund           $     2,913   $     2,736   $     2,353   $     2,368   $     3,130   $       762          32.20%
Local property tax revenue         2,008         1,991         2,105         2,123         1,772          (351)        (16.50)
                             -----------   -----------   -----------   -----------   -----------   -----------    -----------
     Subtotals(a)            $     4,921   $     4,727   $     4,458   $     4,491   $     4,902   $       411           9.25%

TOTAL PROPOSITION 98
State General Fund           $    31,560   $    28,892   $    29,983   $    30,412   $    34,003   $     3,591          11.80%
Local property tax revenue        14,920        14,803        15,730        15,789        12,986        (2,803)        (17.80)
                             -----------   -----------   -----------   -----------   -----------   -----------    -----------
     TOTALS(a)               $    46,480   $    43,695   $    45,713   $    46,201   $    46,989   $       788           1.70%


----------

(a)  Totals may not add due to rounding.

(b) Assumes voter approval of Senate Constitutional Amendment No. 4. See "STATE FINANCES--Local Governments."

Source: State of California, Department of Finance

Proposition 98 permits the Legislature, by a two-thirds vote of both houses (on a bill separate from the Budget Act), and with the Governor's concurrence, to suspend the K-14 schools' minimum funding guarantee for a one-year period. Restoration of the Proposition 98 funding level to the level that would have been required in the absence of such a suspension occurs over future fiscal years according to a specified State Constitutional formula.
Legislation related to the 2004 Budget Act suspends the Proposition 98 minimum guarantee by $2.004 billion. This amount is added to the existing maintenance factor (defined above), for a total estimated maintenance factor of $3.625 billion at the end of fiscal year 2004-05. This cumulative maintenance factor is required to be restored to the Proposition 98 budget in future years as explained above. Assuming a continued moderate economic growth scenario, the Administration projects that $1.6 billion of the total maintenance factor could be restored in the next three to five fiscal years. The remaining $2 billion maintenance factor would be restored over another three to five fiscal years. Therefore, rebasing the minimum funding guarantee provides ongoing General Fund savings over several fiscal years until the maintenance factor is fully repaid. Appropriations for fiscal years 2002-03, 2003-04 and 2004-05 are currently estimated to be $486.7 million, $481.1 million and $301.6 million, respectively, below the amounts required by Proposition 98 because of increases in State tax revenues above previous estimates. The fiscal year 2004-05 amount is reflected in General Fund balances as a reserve for Proposition 98. As the factors used to determine this amount for fiscal year 2004-05 are not yet fixed, this amount may change and will be re-estimated in the fiscal year 2005-06 Governor's Budget and May Revision. The Administration also may propose additional appropriations to meet this obligation during the 2004-05 fiscal year. Legislation enacted in August 2004 will annually appropriate $150 million per year, beginning in fiscal year 2006-07, to repay any prior year Proposition 98 obligations, including $250.8 million owed from the 1995-96 and 1996-97 fiscal years, until these obligations are fully repaid.


     LOCAL GOVERNMENTS


The primary units of local government in California are the counties, which range in population from 1,200 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 478 incorporated cities and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIII A to the State Constitution ("Proposition 13"), was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.
In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties. See "STATE FINANCES--Sources of Tax Revenue--Sales Tax" for a discussion of the impact of the economic recovery bond issuances on local sales taxes.
The 2004 Budget Act and related legislation will dramatically change the State-local fiscal relationship. By agreement between the State and local governments officials, the VLF (defined below) will be reduced from 2 percent to
0.65 percent of the value of the vehicle. In order to protect local governments, the reduction in VLF revenue to cities and counties from this rate change will be replaced by an increase in the amount of property tax they receive.

Under the proposed agreement, for fiscal years 2004-05 and 2005-06 only, the replacement property taxes that cities and counties receive would be reduced by $700 million. In future years, local governments would receive the full value of the VLF revenue that they would have received under current law. Also for these two fiscal years, the proposed agreement would require redevelopment agencies to shift $250 million in property tax revenue they would otherwise receive to schools, and special districts would shift $350 million to schools. As part of the agreement, Senate Constitutional Amendment No. 4 has been enacted by the Legislature and placed on the November 2004 ballot for approval by the electorate. If approved by the voters, Senate Constitutional Amendment No. 4 would protect local governments' property, sales, and vehicle license fee revenues in future years. In a fiscal emergency, the A-23 State could borrow up to eight percent of local property tax revenues, provided a number of conditions are met, and the amount borrowed would have to be paid back within three years. The State would be unable to restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax. Senate Constitutional Amendment No. 4 would also protect local governments by prohibiting the State from mandating activities on local governments, but deferring payment for these costs. If the State does not provide funding for the activity, the requirement on local governments would be suspended. In addition, the definition of what constitutes a mandate on local governments would be broadened to better reflect when added costs are imposed on local governments. See "THE BUDGET PROCESS--Constraints on the Budget Process--Additional Constraints on the Budget Process."
Proposition 65, an initiative measure that also seeks to protect revenues for local governments, has qualified for the November 2004 ballot. Local officials have indicated they will drop all campaign efforts for this measure, and will campaign for the State-local initiative. Senate Constitutional Amendment No. 4 provides that if Senate Constitutional Amendment No. 4 and Proposition 65 are both approved by the voters and Senate Constitutional Amendment No. 4 receives more affirmative votes, none of the provisions of Proposition 65 would take effect. Conversely, if Proposition 65 receives more votes than Senate Constitutional Amendment No. 4, the statutory portions of the State-local agreement, which are contained in Chapter 211, Statutes of 2004, will be suspended. See "THE BUDGET PROCESS--Constraints on the Budget Process--Additional Constraints on the Budget Process."
In fiscal year 2004-05, funding is provided for various programs, including the Citizens' Option for Public Safety program to support local front-line law enforcement ($100 million), county juvenile justice and crime prevention programs ($100 million), reimbursement of jail booking fees ($38.2 million), grants to county assessors to increase and enhance property tax assessment activities ($60 million), and open space subvention reimbursements to cities and counties ($39 million). In addition, $18.5 million will be provided to 37 specified small and rural county sheriff departments. In subsequent years, the booking fee reimbursement will be eliminated and the fees will be reduced by 50 percent.
               VEHICLE LICENSE FEE

Vehicle license fees are assessed in the amount of two percent of a vehicle's depreciated market value for the privilege of operating a vehicle on California's public highways. A program to offset (or reduce) a portion of the vehicle license fees ("VLF") paid by vehicle owners was established by Chapter 322, Statutes of 1998. Beginning January 1, 1999, a permanent offset of 25 percent of the VLF paid by vehicle owners became operative. Various pieces of legislation increased the amount of the offset in subsequent years to the existing statutory level of 67.5 percent of two percent (resulting in the current effective rate of 0.65 percent). This level of offset was estimated to provide tax relief of $3.95 billion in fiscal year 2003-04. Beginning in fiscal year 2004-05, the state-local agreement will permanently reduce the VLF rate to
0.65 percent and eliminate the General Fund offset program.
In connection with the offset of the VLF, the Legislature authorized appropriations from the State General Fund to "backfill" the offset so that local governments, which receive all of the vehicle license fee revenues, would not experience any loss of revenues. The legislation that established the VLF offset program also provided that if there were insufficient General Fund moneys to fully "backfill" the VLF offset, the percentage offset would be reduced proportionately (i.e., the license fee payable by drivers would be increased) to assure that local governments would not be disadvantaged. In June 2003, the Director of Finance under the Davis Administration ordered the suspension of VLF offsets due to a determination that insufficient General Fund moneys would be available for this purpose, and, beginning in October 2003, VLF paid by vehicle owners were restored to the 1998 level. However, the offset suspension was rescinded by Governor Schwarzenegger on November 17, 2003, and offset payments to local governments resumed. Local governments received "backfill" payments totaling $3.80 billion in A-24 fiscal year 2002-03. "Backfill" payments totaling $2.65 billion were expected to be paid to local governments in fiscal year 2003-04. The State-local agreement also provides for the repayment in August 2006 of approximately $1.2 billion that was not received by local governments during the time period between the suspension of the offsets and the implementation of higher fees. This repayment obligation is codified by Senate Constitutional Amendment No. 4, which is subject to the approval of the voters in the November 2004 election. See "LITIGATION--Challenges Related to the Vehicle License Fee Offset and Related Payments to Local Governments."
In an unpublished decision issued in September 2003, the Court of Appeal (COUNTY OF SAN DIEGO V. COMMISSION ON STATE MANDATES ET AL., D039471; petition for review denied by the California Supreme Court, in December, 2003) ruled in favor of the County of San Diego on certain claims related to the medically indigent adult ("MIA") program, and determined that the State owed the County of San Diego approximately $3.5 million for medical services rendered to MIAs during the two-year period (1991-1992). See "LITIGATION--Local Government Mandate Claims and Actions." The decision triggered the automatic reduction in VLF payments to local governments, by making the statutory depreciation schedule, enacted as part of the 1991 program realignment between State and local governments, inoperative as of March 1, 2004. In response to this reduction, the Department of Motor Vehicles ("DMV") adopted emergency regulations to offset this reduction in revenues. Subsequently, legislation was approved to reinstate the authority to transfer VLF revenues to the counties. The reinstatement will be made permanent by Senate Constitutional Amendment No. 4, if approved by the voters.
               TRIAL COURTS

Prior to legislation enacted in 1997, local governments provided the majority of funding for the State's trial court system. The legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. This resulted in decreasing the county contribution for court operations by $415 million and allowed cities to retain $68 million in fine and penalty revenue previously remitted to the State. The State's trial court system will receive approximately $1.8 billion and $1.7 billion in State resources in fiscal years 2003-04 and 2004-05, respectively, and $475 million in resources from the counties in each fiscal year.

               WELFARE SYSTEM

The entire statewide welfare system was changed in response to the change in federal welfare law enacted in 1996 (see "Welfare Reform"). Under the CalWORKs (defined below) program, counties are given flexibility to develop their own plans, consistent with State law, to implement the program and to administer many of its elements, with costs for administrative and supportive services capped at the 1996-97 levels. As noted above, counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified standards. Counties are still required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.


     WELFARE REFORM


The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (P.L. 104-193, the "Law") fundamentally reformed the nation's welfare system. The Law included provisions to: (i) convert Aid to Families with Dependent Children ("AFDC"), an entitlement program, to Temporary Assistance for Needy Families ("TANF"), a block grant program with lifetime time limits on TANF recipients, work requirements and other changes; (ii) deny certain federal welfare and public benefits to legal noncitizens (subsequent federal law has amended this provision), allow states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally deny almost all benefits to illegal immigrants; and (iii) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements. The block grant formula under the Law is operative through September 30, 2004. Chapter 270, Statutes of 1997, embodies California's response to the federal welfare reforms. Effective January 1, 1998, California Work Opportunity and Responsibility to Kids ("CalWORKs") replaced the former AFDC and Greater Avenues to Independence programs. Consistent with the federal law, CalWORKs contains time limits on the receipt of welfare aid, both lifetime as well as current period. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements.
Caseload under CalWORKs is continuing to flatten after many consecutive years of decline. The revised CalWORKs caseload projections are 474,000 cases in fiscal year 2003-04 and 473,000 cases in fiscal year 2004-05. This represents a major decline in caseload from the rapid growth of the early 1990s, when caseload peaked at 921,000 cases in fiscal year 1994-95. Since CalWORKs' inception in January 1998, caseload has declined by nearly 35 percent, and the number of working recipients has increased from less than 20 percent in 1996 to nearly 50 percent in 2002.
California will continue to meet, but not exceed, the federally-required $2.7 billion combined State and county maintenance of effort ("MOE") requirement in fiscal years 2003-04 and 2004-05. In an effort to keep program expenditures within the TANF Block Grant and TANF MOE amounts, the 2004 Budget Act eliminates TANF funding for county juvenile probation services, decreases State funding for tribal TANF programs and delays the 2004-05 CalWORKs cost-of-living adjustment for three months.
The 2004 Budget Act includes an augmentation of $191.9 million in fiscal year 2003-04 and $241.9 million in fiscal year 2004-05 for employment services to enable recipients to move off of aid and into sustainable employment. The 2004 Budget Act includes total CalWORKs-related expenditures of $6.9 billion for fiscal year 2003-04 and $6.7 billion for fiscal year 2004-05, including child care transfer amounts for the Department of Education and the State's general TANF reserve. The 2004 Budget Act includes a TANF reserve of $171.1 million, which is available for unanticipated needs in any program for which TANF Block Grant funds are appropriated, including CalWORKs benefits, employment services, county administration, and child care costs. This reserve may be needed for such pressures as litigation or the cost of increased participation rate requirements that have been proposed at the federal level with the reauthorization of the TANF program.
Authorization for the TANF program currently ends September 30, 2004 (having been extended several times from its original September 30, 2002 expiration date). For the TANF program to continue, the U.S. Congress must pass, and the President must sign, legislation reauthorizing the program prior to that date. While Congress and the President will consider several key policy changes, federal reauthorization legislation introduced to date would significantly increase the work participation rate requirements. One proposal would increase work participation rate requirements by 5 percent annually from the current statutory rate of 50 percent to 70 percent in federal fiscal year 2008. The State would need to make substantial investments in child care and employment services in order to meet the increased work participation rate requirements if this proposal was adopted. Failure to meet these increased requirements could result in significant federal penalties.


     PENSION TRUSTS


The assets and liabilities of the three principal retirement systems in which the State participates, CalPERS, the California State Teachers' Retirement System ("CalSTRS") and the University of California Retirement System ("UCRS"), are included in the financial statements of the State as fiduciary funds and described in Note 20 to the Audited Annual Financial Statements of the State of California for the year ended June 30, 2003 (the "Audited Financial Statements"), incorporated by reference in or attached to this APPENDIX C. See "FINANCIAL STATEMENTS."
The three largest defined benefit retirement plans contained in the retirement systems and the excess of the actuarial value of assets over the actuarial accrued liability or unfunded actuarial accrued liability of those plans at June 30, 2003 was reported to be as follows:

                                     TABLE 8
                   ACTUARIAL VALUE OF STATE RETIREMENT SYSTEMS



                                                               EXCESS OF ACTUARIAL VALUE OF ASSETS OVER
                                                                    ACTUARIAL ACCRUED LIABILITIES

                      NAME OF PLAN                              (UNFUNDED ACTUARIAL ACCRUED LIABILITY)
----------------------------------------------------------   ---------------------------------------------
Public Employees' Retirement Fund (CalPERS)(1)                             $  (11.935) billion
State Teachers' Retirement Fund Defined Benefit                               (23.110) billion
         Program (CalSTRS)
University of California Retirement Plan                                        8.474  billion


----------

(1)  Excludes the value of the local government plans of the system.

According to CalSTRS, its investment portfolio market value as of July 31, 2004, was approximately $116,177,000,000, compared to $100,893,000,000 as of July 31,
2003. The CalPERS reports that its investment portfolio market value as of July 31, 2003, was approximately $144,800,000,000, compared to $143,400,000,000 as of
July 31, 2002. Updated portfolio market value figures for CalPERS will not be available until late fall of 2004.
The State's contribution to the CalPERS and the UC Retirement System is actuarially determined each year, while the State's contribution to the CalSTRS Defined Benefit Program is established by statute. This is currently 2.017 percent of teacher payroll for the fiscal year ending in the immediately preceding calendar year. The State must also contribute 2.5 percent of teacher payroll to the Supplemental Benefits Maintenance Account, which is a purchasing power protection reserve. CalSTRS has recently announced that due to an unfunded liability associated with the 1990 benefit structure, the State will be required to pay an additional 0.524 percent ($94 million from the General Fund); however the State is still evaluating the validity of this assertion. The following table shows the State's contributions to CalPERS for fiscal years 1997-98 through 2003-04 and its estimated contribution for 2004-05:

                                     TABLE 9
                          STATE CONTRIBUTION TO CALPERS
                         FISCAL YEARS 1997-98 TO 2004-05



                  1997-98        $   1,223,000,000
                  1998-99              766,100,000
                  1999-00              463,600,000
                  2000-01              156,700,000
                  2001-02              677,200,000
                  2002-03            1,190,000,000
                  2003-04            2,213,000,000
                  2004-05            2,547,000,000(1)


----------------

(1)  Estimated

Due to past investment losses and increased retirement benefits, the State contribution to CalPERS has increased from $156.7 million in fiscal year 2000-01 to an estimated $2.547 billion in fiscal year 2004-05.
The 2004 Budget Act includes a pension reform package to reduce the State's future costs of pension contributions. The pension reform would require that all new miscellaneous and industrial employees contribute 5 percent of their salaries into a 401(a) account for their first two years of service to the State. The State would not contribute to CalPERS on behalf of those employees for the first two years. At the completion of the two years, the employees would automatically begin paying into CalPERS instead of the 401(a) account and the State would begin making normal contributions on the employees' behalf. At the end of forty-eight months, the new employees will be given a choice of withdrawing their accumulated 5 percent contributions, rolling their contributions into a deferred compensation program, or purchasing their accrued service with

CalPERS. The 2004 Budget Act also assumes the issuance of $929 million of pension obligation bonds to cover a portion of the State's retirement obligations for fiscal year 2004-05. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Pension Obligation Bonds." Details concerning the three largest plans and information concerning the other plans contained in the retirement systems are included in Note 20 to the Audited Financial Statements. See "FINANCIAL STATEMENTS."


     REPAYMENT OF ENERGY LOANS


The Department of Water Resources of the State ("DWR") borrowed $6.1 billion from the General Fund of the State for DWR's power supply program between January and June 2001. DWR issued approximately $11.25 billion in revenue bonds in several series and in the fall of 2002 used the net proceeds of the revenue bonds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and a loan from the General Fund in the amount of $6.1 billion plus accrued interest of approximately $500 million.
The cost of the loans from the General Fund and the banks and commercial lenders that financed DWR's power supply program costs during 2001 exceeded DWR's revenues from the sale of electricity. Since that time, the power supply program has become self-supporting, and no additional loans from the General Fund are authorized. As of January 1, 2003, the DWR's authority to enter into new power purchase contracts terminated, and the three major investor-owned electric utilities (the "IOUs") resumed responsibility for obtaining electricity for their customers.
The general purpose of the power supply program has been to provide to customers of the IOUs the portion of their power not provided by the IOUs. The primary source of money to pay debt service on the DWR revenue bonds is revenues derived from customers of the IOUs resulting from charges set by the California Public Utilities Commission. The DWR revenue bonds are not a debt or liability of the State and do not directly or indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefor or to make any appropriation for their payment.

     UNEMPLOYMENT INSURANCE FUND

In fiscal year 2002-03 the State paid $8.161 billion in unemployment benefits from the Unemployment Insurance ("UI") Fund. In fiscal year 2003-04 the State estimates it paid $7.811 billion in benefits from the UI Fund. The UI Fund (which is not part of the General Fund) is projected to have a $220 million deficit in calendar year 2004, notwithstanding the automatic unemployment insurance tax rate increase that took effect January 1, 2004. The Employment Development Department ("EDD") has received approval for a loan from the federal government of up to $1.2 billion to provide cash flow relief so that unemployment benefits can continue to be paid. The federal loan will be repaid from increased UI tax revenue. Interest payments on the loan, if incurred, will be paid by the EDD Contingent Fund and not the General Fund. The Administration and the Legislature will have to determine how to resolve the cash flow imbalance in the UI Fund for the long-term. This issue is expected to be addressed by the Legislature in the future.


     INVESTMENT OF FUNDS


Moneys on deposit in the State's Centralized Treasury System are invested by the Treasurer in the Pooled Money Investment Account ("PMIA"). As of July 31, 2004, the PMIA held approximately $30.6 billion of State moneys, and $21.2 billion invested for about 2,734 local governmental entities through the Local Agency Investment Fund ("LAIF"). The assets of the PMIA as of July 31, 2004, are shown in the following table:

                                    TABLE 10
           ANALYSIS OF THE POOLED MONEY INVESTMENT ACCOUNT PORTFOLIO*



                                             AMOUNT           PERCENT
                     TYPE OF SECURITY      (THOUSANDS         OF TOTAL
               --------------------------  --------------   ------------
               U.S. Treasury               $  6,895,836         13.3%
               Commercial Paper               6,941,572         13.4
               Certificates of Deposits       9,050,044         17.5
               Corporate Bonds                1,451,296          2.8
               Federal Agency                16,207,861         31.3
               Bankers Acceptances                    -          0.0
               Bank Notes                       600,000          1.2
               Loans Per Government Code      4,771,189          9.2
               Time Deposits                  5,879,795         11.4
               Repurchases                            -          0.0
               Reverse Repurchases                    -          0.0
                                           --------------   ------------
                                           $ 51,797,593        100.0%
                                           ==============   ============


----------
* Totals may differ due to rounding.

Source: State of California, Office of the Treasurer.


The State's treasury operations are managed in compliance with the California Government Code and according to a statement of investment policy which sets forth permitted investment vehicles, liquidity parameters and maximum maturity of investments. The PMIA operates with the oversight of the PMIB. The LAIF portion of the PMIA operates with the oversight of the Local Agency Investment Advisory Board (consisting of the State Treasurer and four other appointed members).

The Treasurer does not invest in leveraged products or inverse floating rate securities. The investment policy permits the use of reverse repurchase agreements subject to limits of no more than 10 percent of the PMIA. All reverse repurchase agreements are cash matched either to the maturity of the reinvestment or an adequately positive cash flow date which is approximate to the maturity of the reinvestment.

The average life of the investment portfolio of the PMIA as of July 31, 2004 was 201 days.


                               THE BUDGET PROCESS

     GENERAL

The State's fiscal year begins on July 1 and ends on June 30 of the following year. The State's General Fund Budget operates on a legal basis, generally using a modified accrual system of accounting for its General Fund, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.
The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under State law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. Following the submission of the Governor's Budget, the Legislature takes up the proposal. As required by the Balanced Budget Amendment ("Proposition 58") and as described below, beginning with fiscal year 2004-05, the Legislature may not pass a budget bill in which General Fund expenditures exceed estimated General Fund revenues and fund balances at the time of the passage and as set forth in the budget bill.
Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure appropriations is the annual Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. See "THE

BUDGET PROCESS--Constraints on the Budget Process" below. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.
Appropriations also may be included in legislation other than the Budget Act. Except as noted in the previous paragraph and in the next sentence, bills containing General Fund appropriations must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing appropriations for K-12 schools or community colleges ("K-14 education") only require a simple majority vote. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution.
Funds necessary to meet an appropriation need not be in the State Treasury at the time such appropriation is enacted; revenues may be appropriated in anticipation of their receipt.


     CONSTRAINTS ON THE BUDGET PROCESS


               PROPOSITION 58 (BALANCED BUDGET AMENDMENT)

Proposition 58 requires the State to enact a balanced budget, establish a special reserve in the General Fund and restricts future borrowing to cover budget deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would, in some cases, have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for fiscal year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for midyear adjustments in the event that the budget falls out of balance. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.
If the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency, and call the Legislature into special session for that purpose. If the Legislature fails to pass and send to the Governor legislation to address the budget fiscal emergency within 45 days, the Legislature would be prohibited from (i) acting on any other bills or (ii) adjourning in joint recess until such legislation is passed.
Proposition 58 also requires that a special reserve (the Budget Stabilization Account) be established in the State's General Fund. Beginning with fiscal year 2006-07, a specified portion of estimated annual General Fund revenues would be transferred by the Controller into the Budget Stabilization Account no later than September 30 of each fiscal year. These transfers would continue until the balance in the Budget Stabilization Account reaches $8 billion or 5 percent of the estimated General Fund revenues for that fiscal year, whichever is greater. The annual transfer requirement would be in effect whenever the balance falls below the $8 billion or 5 percent target. The annual transfers could be suspended or reduced for a fiscal year by an executive order issued by the Governor no later than June 1 of the preceding fiscal year.
Proposition 58 will also prohibit certain future borrowing to cover budget deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as (i) short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or (ii) inter-fund borrowings.
               ADDITIONAL CONSTRAINTS ON THE BUDGET PROCESS

Over the years, a number of laws and constitutional amendments have been enacted, often from voter initiatives, which have made it more difficult to raise State taxes, have restricted the use of State General Fund or special fund revenues, or have otherwise limited the Legislature and Governor's discretion in enacting budgets. Proposition 58 is the most recent example. Prior examples of provisions that make it more difficult to raise taxes include Proposition 13, which, among other provisions, required that any change in State taxes enacted for the purpose of increasing revenues collected pursuant thereto, whether by increased rates or changes in computation, be enacted by a two-thirds vote in each house of the Legislature. Prior examples of provisions restricting the use of General Fund revenue are Proposition 98, which mandates a minimum percentage of General Fund revenues to be spent on local education, and Proposition 10, which raised taxes on tobacco products but mandated how the additional revenues would be expended. See "STATE FINANCES--Proposition 98" and "--Sources of Tax Revenue--Taxes on Tobacco Products."
An initiative statute, Proposition 49, called the "After School Education and Safety Program of 2002," was approved by the voters on November 5, 2002, and will require the State to expand funding for before and after school programs in the State's public elementary and middle schools. In the first year after fiscal year 2003-04 that non-Proposition 98 General Fund appropriations exceed the base year level by $1.5 billion, the initiative will require the State to appropriate up to $550 million annually, depending on the amount of appropriations above the trigger level. The initiative defines the base year level as the fiscal year during the period July 1, 2000, through June 30, 2004, for which the State's non- Proposition 98 General Fund appropriations are the highest as compared to any other fiscal year during that period. Using data from July 2004, the 2000-01 fiscal year is the base year. Based upon expected non-Proposition 98 General Fund appropriations as of July 2004, the initiative is unlikely to require implementation of the funding increase for before and after school programs until fiscal year 2008-09. The 2004 Budget Act includes approximately $121.6 million for these after school programs in fiscal year 2004-05, $428.4 million below the amount which the initiative would require if the full funding increase were triggered.
As described under "STATE FINANCES - Local Governments" above, as part of an agreement between the State and local government officials, Senate Constitutional Amendment No. 4 has been approved by the Legislature and placed on the November 2004 ballot for approval by the electorate. If approved by the voters, Senate Constitutional Amendment No. 4 would protect local governments' property and sales tax and vehicle license fee revenues in future years. This measure would require the approval of two-thirds of both houses of the Legislature before any changes can be made to the allocation of property tax revenues among local governments. In a fiscal emergency, the State could borrow up to eight percent of local property tax revenues, provided a number of conditions are met, and the amount borrowed would have to be paid back within three years. This measure also would prohibit the State from reducing local sales tax rates, restricting the authority of local governments to levy a sales tax rate, or changing the distribution of the statewide local sales tax. Senate Constitutional Amendment No. 4, if approved by the voters, would also protect local governments by prohibiting the State from mandating activities on local governments, but deferring payment for these costs. If the State does not provide funding for the activity, the requirement on local governments would be suspended. In addition, the definition of what constitutes a mandate on local governments would be broadened to better reflect when added costs are imposed on local governments.
Proposition 65, an initiative measure that also seeks to protect revenues for local governments, has qualified for the November 2004 ballot. Local officials have indicated they will drop all campaign efforts for this measure, and will campaign for the State-local initiative. Senate Constitutional Amendment No. 4 provides that if Senate Constitutional Amendment No. 4 and Proposition 65 are both approved by the voters and Senate Constitutional Amendment No. 4 receives more affirmative votes, none of the provisions of Proposition 65 would take effect. Conversely, if Proposition 65 receives more votes than Senate Constitutional Amendment No. 4, the statutory portions of the State-local agreement, which are contained in Chapter 211, Statutes of 2004, will be suspended.

                           PRIOR FISCAL YEARS' BUDGETS

Following a severe recession in the early 1990s, the State's financial condition improved markedly starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The economy grew strongly between 1994 and 2000, generally outpacing the nation, and as a result, for the five fiscal years from 1995-96 to 1999-00, the General Fund tax revenues exceeded the estimates made at the time the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and A-32 welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures.


     2001 BUDGET ACT


The 2001 Budget Act (for fiscal year 2001-02) was signed by Governor Davis on July 26, 2001. The spending plan for fiscal year 2001-02 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the SFEU at June 30, 2002, of $2.6 billion. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.2 billion advanced by the General Fund to the DWR for power purchases would be repaid with interest. See "STATE FINANCES--Repayment of Energy Loans." The final estimate of fiscal year 2001-02 revenues and expenditures showed an unprecedented drop in revenues compared to the prior year. The final estimate for the three largest tax sources was $59.7 billion, a drop of over $13 billion from fiscal year 2000-01, the vast bulk of which was attributable to reduced personal income taxes from stock option and capital gains activity. This revenue shortfall and the delay of the DWR power revenue bonds past June 30, 2002, resulted in a substantial budgetary deficit and cash flow difficulties. Despite a mid-year spending freeze for many State agencies and spending reductions and deferrals totaling $2.3 billion for the 2001-02 fiscal year in January 2002, the State ended fiscal year 2001-02 with a $2.1 billion negative fund balance.


     2002 BUDGET ACT


The 2002-03 Governor's Budget, released on January 10, 2002 (the "2002-03 Governor's Budget") projected a combined budget gap for fiscal years 2001-02 and 2002-03 of approximately $12.5 billion due, in part, to a decline in General Fund revenues attributable to the national economic recession combined with the stock market decline. Personal income tax receipts, which include stock option and capital gains realizations, were particularly affected by the slowing economy and stock market decline. The May Revision to the 2002-03 Governor's Budget projected further deterioration in revenues and additional costs, increasing the two year budget gap to $23.6 billion.

The 2002 Budget Act was signed by Governor Davis on September 5, 2002. The 2002 Budget Act addressed the $23.6 billion gap between expenditures and resources through a combination of program reductions, interfund borrowings, fund shifts, payment deferrals, accelerations and transfers, debt service restructuring savings and modest tax changes.
Within a few months after the 2002 Budget Act was adopted, it became evident that revenue projections incorporated in the 2002 Budget Act were substantially overstated and that certain program cost savings included in the 2002 Budget Act would not be realized.

In late November 2002, Governor Davis directed State agencies to take immediate action to reduce any non-critical or non-essential activities by not filling any vacant positions; to cancel, postpone or amend contracts, grants, purchase orders and similar commitments; to eliminate additional nonessential vacant positions; to delay construction or signing of new leases for space; to cancel or postpone non-essential trips; and to generate new proposals for current year program reductions. In the spring of 2003, the Legislature passed budget adjustment legislation, totaling about $10.4 billion in spending reductions, deferrals and funding transfers ($5.1 billion for fiscal year 2002-03 and $5.3 billion for fiscal year 2003-04). The largest part of the reductions (including a $1.1 billion deferral into the 2003-04 fiscal year) were for K-12 education funding.

     2003 BUDGET ACT

The 2003-04 Governor's Budget, released on January 10, 2003 (the "2003-04 Governor's Budget"), projected a significant downward revision in State revenues. The 2003-04 Governor's Budget projected revenues from the three largest tax sources to be about $61.7 billion in fiscal year 2002-03, more than $6 billion lower than projected in the 2002 Budget Act. The 2003-04

Governor's Budget projected total revenues and transfers of $73.1 billion and $69.2 billion in fiscal years 2002-03 and 2003-04 respectively. The 2003-04 Governor's Budget projected a $34.6 billion cumulative budget shortfall through June 30, 2004.
The May Revision to the 2003-04 Governor's Budget (the "May Revision") reduced the revenue estimate for fiscal year 2002-03 to $70.8 billion from the 2003-04 Governor's Budget estimate of $73.1 billion, primarily from the loss of $2 billion of revenues due to the delay of the second sale of tobacco securitization bonds. The May Revision estimated that the cumulative budget shortfall for fiscal years 2002-03 and 2003-04 had increased from $34.6 billion to $38.2 billion.
The 2003 Budget Act was adopted by the Legislature on July 29, 2003, along with a number of implementing measures, and signed by Governor Davis on August 2, 2003. Under the 2003 Budget Act, General Fund revenues were projected to increase 3.3 percent, from $70.9 billion in fiscal year 2002-03 to $73.3 billion in fiscal year 2003-04. The revenue projections incorporated a 4 percent increase in State tax revenues (as projected by the LAO's office in August of 2003).
The June 30, 2004 reserve was projected in the 2003 Budget Act to be just over $2 billion. This projection reflected the elimination of the $10.675 billion accumulated deficit through June 30, 2003 (as estimated in the 2003 Budget Act), through the issuance of the economic recovery bonds. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Economic Recovery Bonds."
The 2004-05 Governor's Budget's projection for fiscal year 2003-04, released on January 9, 2004, projected $1.274 billion of additional revenues, $3.879 billion of additional expenditures and $205 million additional prior year adjustments as compared to the 2003 Budget Act. After accounting for a $473 million reduction in other reserves, the June 30, 2004 General Fund reserve was projected to be $290 million, down approximately $1.9 billion from the 2003 Budget Act. The 2004-05 Governor's Budget assumed the implementation of certain mid-year spending reductions.
On May 13, 2004, the Governor released the May Revision to the 2004-05 Governor's Budget, which provided updated revenue and economic forecasts and revised budget proposals. The May Revision projected a $1.88 billion reserve as of June 30, 2004, representing a $1.597 billion increase compared to the 2004-05 Governor's Budget.
The 2004 Budget Act estimated a $2.198 billion reserve as of June 30, 2004, $290 million higher than projected in the May Revision.


                              CURRENT STATE BUDGET


The discussion below of the fiscal year 2004-05 budget and the table under "Summary of State Revenues and Expenditures" are based on estimates and projections of revenues and expenditures for the current fiscal year and must not be construed as statements of fact. These estimates and projections are based upon various assumptions, which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved. See "CURRENT STATE BUDGET--Revenue and Expenditure Assumptions."


     BACKGROUND


The 2004-05 Governor's Budget, released on January 9, 2004, reported that, in the absence of corrective actions to change existing policies, operating deficits, estimated at $14 billion for fiscal 2004-05, would continue to be incurred. The May Revision released on May 13, 2004, projected a June 30, 2005 General Fund reserve of $998 million, up $363 million from the 2004-05 Governor's Budget projections. The increase in the reserve was the result of a $2.229 billion increase in prior year adjustments, a $245 million increase in revenues (over both fiscal years 2003-04 and 2004-05), a $1 billion reduction in the sale of economic recovery bonds and a $1.112 billion increase in expenditures (over both fiscal years 2003-04 and 2004-05).

     2004 BUDGET ACT

After months of negotiations between the Governor and the Legislature, the 2004 Budget Act was adopted by the Legislature on July 29, 2004, along with a number of implementing measures, and signed by the Governor on July 31, 2004. In approving the budget, the Governor vetoed $116 million in appropriations (including $80 million in General Fund appropriations). The 2004 Budget Act largely reflects the proposals contained in the May Revision to the 2004-05 Budget, including the use of $2 billion of proceeds of the economic recovery bonds issued in fiscal year 2003-04 (see "STATE INDEBTEDNESS AND OTHER OBLIGATIONS-Economic Recovery Bonds").
Under the 2004 Budget Act, General Fund revenues are projected to increase 3.6 percent, from $74.6 billion in fiscal year 2003-04 (which includes approximately $2.3 billion in tobacco securitization bond proceeds) to $77.3 billion in fiscal year 2004-05. The revenue projections assume a continuing rebound in California's economy as reflected in several key indicators. See "CURRENT STATE BUDGET--Economic Assumptions." Excluding the impact of the economic recovery bonds, General Fund expenditures are estimated to increase by 6.7 percent, from $75.6 billion in fiscal year 2003-04 to $80.7 billion in fiscal year 2004-05. The June 30, 2005 reserve is projected to be $768 million, compared to an estimated June 30, 2004 reserve of $2.198 billion.
The 2004 Budget Act largely reflects the budget proposals contained in the May Revision (released on May 13, 2004) to the original 2004-05 Governor's Budget (the "May Revision") proposed on January 9, 2004. Revenue increases since the May Revision reflected in the 2004 Budget Act total $542 million. The majority of the change in revenues can be accounted for by a $315 million increase due to the Legislature's adoption of the Legislative Analyst's revenue estimates, and a $210 million increase from the suspension of the Teacher's Tax Credit. Resources also increased by an additional $341 million in prior year adjustments. In addition, expenditures increased by $1.1 billion since the May Revision. These changes resulted in a $230 million reduction to the reserve, compared to May Revision. The majority of the expenditure increase is due to the restoration of solutions in the Health and Human Services, Employee Compensation, County Probation, and Higher Education areas. In summary, the 2004 Budget Act addressed a projected $13.9 billion budget shortfall through expenditure cuts ($4.0 billion or 28.7 percent), cost avoidance ($4.4 billion or 31.7 percent), fund shifts ($1.6 billion or 11.2 percent), loans or borrowing ($2.1 billion or 15.4 percent), and transfers and other revenue ($1.8 billion or 13.0 percent).
The 2004 Budget Act contains the following major components:
1. Rebasing Proposition 98 Minimum Funding Guarantee--The level of Proposition 98 appropriations is to be reset at a level approximately $2 billion less than would otherwise be required for fiscal year 2004-05 pursuant to legislation relating to the 2004 Budget Act. See "STATE FINANCES--Proposition 98."
2. Higher Education--A new fee policy for higher education is implemented whereby future undergraduate and graduate level fee increases are tied to increases in per-capita personal income, with flexibility to increase fees by not more than an average of 10 percent a year over the next three years. Under the fee policy, graduate fees may increase at rates in excess of undergraduate fees until a 50 percent differential is achieved. In fiscal year 2004-05, fees are increased 14 percent for undergraduates and 20 percent for graduate students (25 percent for CSU graduate students majoring in non-teacher preparation programs). The new long-term policy is designed to ensure that public university students are protected from future dramatic fee increases as a consequence of declines in General Fund resources. The 2004 Budget Act includes $750 million in various spending reductions for higher education from otherwise mandated levels.
3. Health and Human Services--While the Administration has proposed major reforms of the Medi-Cal program, any such reforms are expected to take at least one year to implement. As a result, the 2004 Budget Act does not include any savings attributed to Medi-Cal redesign. Other strategies independent of the Medi-Cal redesign have been included in the 2004 Budget Act, such as the implementation of Medi-Cal rate increases for County Organized Health Systems and Pharmacy Reimbursement Realignment. In addition, increased work incentives under the CalWORKs program are proposed. The budget includes $992 million in reductions in various social service programs from otherwise mandated levels.

4. Pension Reform--The 2004 Budget Act eliminates State contributions to CalPERS on behalf of new State employees for the first two years of employment. In addition, the 2004 Budget Act assumes the issuance of $929 million pension obligation bonds to cover a portion of the State's required contributions to CalPERS in fiscal year 2004-05. Of this amount, $577 million is reflected as a revenue transfer and $352 million as savings. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Pension Obligation Bonds."
5. Substantially Reduced External Borrowings--As stated, the 2004 Budget Act assumes the issuance of $929 million in pension obligation bonds to pay a portion of the pension obligations in fiscal year 2004-05. In addition, approximately $2 billion of economic recovery bond proceeds will be deposited in the Deficit Recovery Fund and will be used to offset fiscal year 2004-05 General Fund expenditures. In contrast, in fiscal year 2003-04, aggregate borrowings to address current expenses and accumulated deficits are estimated at $11.5 billion, including $2.3 billion of tobacco securitization proceeds and $9.2 billion of economic recovery proceeds (representing approximately $11.254 billion of total bond proceeds, less $2 billion deposited into the Deficit Recovery Fund). See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Economic Recovery Bonds."
6. Tax Relief--The 2004 Budget Act reflects the elimination of the VLF offset program beginning in fiscal year 2004-05. See "STATE FINANCES--Local Governments."
7. Indian Gaming--The 2004 Budget Act includes $300 million in revenues as a result of the renegotiation of tribal gaming compacts and the negotiation of new compacts with tribes that wish to expand gaming activities. The 2004 Budget Act authorizes the State to sell an additional revenue stream received from payments made by certain Indian tribes to secure up to $1.5 billion of securities, the proceeds of which will be used by the State to repay prior transportation loans. Receipt of the revenues and the issuance of these securities are contingent upon the failure of Propositions 68 and 70, which relate to Indian gaming and have qualified for the November 2004 ballot. Pending litigation relating to the Indian gaming compacts could also affect these additional revenues and securities issuance. See "LITIGATION--Actions Seeking to Enjoin Implementation of Certain Tribal Gaming Compacts."
8. Other Revenue Enhancements and Expenditure Reductions--The 2004 Budget Act includes: (i) $1.206 billion in savings for the suspension of the Transportation Investment Fund transfer; (ii) $450 million in savings from deposits of punitive damages awards used to offset General Fund costs in fiscal year 2004-05; (iii) $206 million for spending reductions that would result from changes in the correctional system; and (iv) $150 million of additional savings pursuant to Control Section 4.10 of the 2004 Budget Act (which gives the Department of Finance the authority to reduce appropriations in certain circumstances).
Set forth below is a chart showing a General Fund Budget Summary for the budget year as originally projected by the 2004-05 Governor's Budget and May Revision and as revised by the 2004 Budget Act.

                                    FIGURE 1
                       2004-05 GENERAL FUND BUDGET SUMMARY
                                   (MILLIONS)



                                                         AS OF 2005-05
                                                            GOVERNOR'S   AS OF 2004-05      AS OF 2004
                                                                BUDGET    MAY REVISION      BUDGET ACT
                                                         -------------   -------------   -------------
PRIOR YEAR RESOURCES AVAILABLE                               $   1,219       $   2,816       $   3,127
Revenues and Transfers                                          76,407          76,688          77,251
Expenditures                                                    79,074          79,590          80,693
Use from Deficit Recovery Fund                                  (3,012)         (2,012)         (2,012)
                                                         -------------   -------------   -------------
FUND BALANCE                                                 $   1,564       $   1,927       $   1,697

     RESERVE FOR LIQUIDATION OF ENCUMBRANCES                 $     929       $     929       $     929

     SPECIAL FUND FOR ECONOMIC UNCERTAINTIES                 $     635       $     998       $     768

     "STRUCTURAL DEFICIT"

In its May 17, 2004 "Overview of the 2004-05 May Revision" (the "LAO May Report"), the LAO projected that a $6 billion operating shortfall would re-emerge in fiscal year 2005-06. Although the LAO expected that the shortfall could be substantially offset through accessing carryover reserves and using the remaining Proposition 57 economic recovery bond authorization, the State budget would still be modestly out of balance. The LAO further projected that following fiscal year 2005-06, the State would again face major budget shortfalls, absent significant corrective actions. The LAO estimated that the fiscal year 2006-07 shortfall would approach $8 billion, and that annual operating deficits above $6.5 billion would persist for the forecast period (through fiscal year 2008-09).
On September 22, 2004 the LAO issued its report entitled "California Spending Plan 2004-05--The Budget Act and Related Legislation" (the "LAO September Report"), analyzing the impact of the final 2004 Budget Act on the operating shortfall projections contained in the LAO May Report. The LAO September Report concludes that while the 2004 Budget Act "includes significant ongoing savings" and "makes some progress toward resolving the State's ongoing structural budget shortfall," the 2004 Budget Act, like the 2002 Budget Act and 2003 Budget Act, contains a "significant number of one-time or limited-term solutions" and "obligates additional spending in future years." The LAO states that a A-37 combination of these factors will likely add to the projected shortfall contained in the LAO May Report, and "that substantial additional actions will be needed to bring future budgets into balance."
One-time savings measures contained in the 2004 Budget Act and highlighted in the LAO September Report include, among others, the use of approximately $2 billion in economic recovery bonds authorized by Proposition 57, the proposed issuance of $929 million in pension obligation bonds, the deferral of $1.2 billion in Proposition 42 transportation spending, the postponement of approximately $200 million of local government mandate payments, and the diversion of property tax revenue from local governments ($1.3 billion for each of fiscal years 2004-05 and 2005-06). The out-year spending highlighted by the LAO September Report includes the repayment of $1.3 billion of VLF "gap" loan to local governments due in fiscal year 2006-07, as well as the repayment of Proposition 98 deferrals and certain transportation loans. The LAO will be updating its projections in November 2004.
Although the Administration projects that, given current spending rates, there will be an operating deficit in fiscal year 2005-06, the Legislature is required to send and the Administration is required to sign a balanced budget, as specified in the Constitution. See "--THE BUDGET PROCESS--Constraints on the Budget Process--Proposition 58 (Balanced Budget Amendment)." Savings, which cannot be determined at this time, are anticipated from various budget reform proposals, such as Medi-Cal and corrections, and from recommendations made by the California Performance Review that will be implemented. These savings will help reduce the operating deficit in fiscal year 2005-06.

     CALIFORNIA PERFORMANCE REVIEW

In the 2004-05 Governor's Budget, the Administration revealed a plan to conduct a fundamental review of State government that would focus on the following areas: executive branch reorganization, program performance assessment and budgeting, improved services and productivity, and acquisition reform. On August 3, 2004, the California Performance Review presented its report to the Governor. The report proposes more than 1,000 recommendations aimed at increasing the efficiency of government and restructuring state agencies and departments, as well as a variety of policy changes affecting a wide variety of state programs. While the 2004 Budget Act does not reflect any items directly attributable to the California Performance Review, it is expected that some recommendations made by the California Performance Review will be implemented and that the anticipated savings resulting from such changes will help reduce the operating deficit in fiscal year 2005-06.

     SUMMARY OF STATE REVENUES AND EXPENDITURES


The table below presents the actual revenues, expenditures and changes in fund balance for the General Fund for fiscal years 2000-01, 2001-02, and 2002-03, estimated results for fiscal year 2003-04 and projected results (based upon the 2004 Budget Act) for fiscal year 2004-05.

                                    TABLE 11
                      STATEMENT OF REVENUES, EXPENDITURES,
                    AND CHANGES IN FUND BALANCE-GENERAL FUND
                              (BUDGETARY BASIS)(a)
                      FISCAL YEARS 2000-01 THROUGH 2004-05

                                   (MILLIONS)


                                                                                              ESTIMATED(b)       ESTIMATED(b)
                                             2000-01             2001-02         2002-03       2003-04(c)         2004-05(c)
                                           ------------       ------------    ------------    ------------       ------------
FUND BALANCE-BEGINNING OF PERIOD           $    9,639.7       $    9,017.5    $   (2,109.8)   $   (7,536.2)      $    3,126.8
Restatements
    Economic Recovery Bonds(d)                        -                  -               -         9,242.0                  -
    Prior Year Revenue, Transfer
      Accrual Adjustments                        (158.8)            (729.8)          154.4         2,452.2                  -
    Prior Year Expenditure,
      Accrual Adjustments                        (229.9)             217.4           374.2            20.0                  -
                                           ------------       ------------    ------------    ------------       ------------
FUND BALANCE-BEGINNING OF PERIOD,
   AS RESTATED                             $    9,251.0       $    8,505.1    $   (1,581.2)   $    4,178.0       $    3,126.8
Revenues                                   $   77,609.9       $   64,060.3    $   68,545.8    $   73,899.3       $   76,345.8
Other Financing Sources
    Economic Recovery Bonds(d)                        -                  -               -         2,012.0                  -
    Transfers from Other Funds                  6,561.8(e)         2,143.3         3,289.5           671.1              905.1
    Other Additions                                46.3               33.9           143.9               -                  -
                                           ------------       ------------    ------------    ------------       ------------
TOTAL REVENUES AND OTHER SOURCES           $   84,218.0       $   66,237.5    $   71,979.2    $   76,582.4       $   77,250.9

Expenditures
    State Operations                       $   17,641.7       $   19,085.7    $   18,277.6    $   17,074.0       $   18,946.5
    Local Assistance                           58,441.4           57,142.0        59,145.3        58,153.1           62,143.0
    Capital Outlay                              2,044.3              323.5           141.3           394.5               53.5
    Unclassified                                      -                  -               -         2,012.0(f)        (2,462.0)(g)
Other Uses
    Transfer to Other Funds                     6,324.1(e)           301.2           370.0               -(h)               -(h)
                                           ------------       ------------    ------------    ------------       ------------
TOTAL EXPENDITURES AND OTHER USES          $   84,451.5       $   76,852.4    $   77,934.2    $   77,633.6       $   78,681.0

REVENUES AND OTHER SOURCES OVER OR
   (UNDER) EXPENDITURES AND OTHER
   USES                                    $     (233.5)      $  (10,614.9)   $   (5,955.0)   $   (1,051.2)      $   (1,430.1)

Fund Balance
    Reserved for Encumbrances              $    1,834.3       $    1,491.5    $    1,037.4    $      928.7       $      928.7
    Reserved for Unencumbered
      Balances of Continuing
      Appropriations(i)                         1,436.7              827.3           996.9           471.3              155.9
    Reserved for School Loans(j)                  349.7                  -               -               -                  -
    Unreserved-Undesignated (k)                 5,396.8           (4,428.6)       (9,570.5)        1,726.8              612.1
                                           ------------       ------------    ------------    ------------       ------------

FUND BALANCE-END OF PERIOD                 $    9,017.5       $   (2,109.8)   $   (7,536.2)   $    3,126.8       $    1,696.7


----------
Footnotes on following page.


Source: Fiscal years 2000-01 to 2002-03: State of California, Office of the State Controller.
         Fiscal years 2003-04 and 2004-05: State of California, Department of Finance.

(a) These statements have been prepared on a budgetary basis in accordance with State law and some modifications would be necessary in order to comply with generally accepted accounting principles ("GAAP"). The Supplementary Information contained in the State's Audited Annual Financial Statements for the year ended June 30, 2003, incorporated by reference in this APPENDIX C, contains a description of the differences between the budgetary basis and the GAAP basis of accounting and a reconciliation of the June 30, 2002 fund balance between the two methods.


(b)  Estimates are shown net of reimbursements and abatements.


(c)  Estimated as of the 2004 Budget Act, July 31, 2004.

(d) Reflects the issuance of economic recovery bonds sufficient to provide net proceeds to the General Fund of $11.254 billion in 2003-04 to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Economic Recovery Bonds." The Department of Finance treats $9.242 billion of this amount as received for budgetary purposes in 2002-03, as shown in Table 12.

(e) "Transfers to Other Funds" includes the $6.2 billion General Fund loan to the Department of Water Resources Electric Power Purchase Fund. See "STATE FINANCES--Repayment of Energy Loans" and "CURRENT STATE BUDGET" in this APPENDIX C. "Transfers from Other Funds" includes this loan as a receivable in 2000-01. The loan was subsequently repaid with interest as follows: $116 million in July 2001, $164 million in October 2002, and $6.456 billion in November 2002. The loan was reported in the State's Budgetary/Legal Basis Annual Report as an asset of the General Fund and a liability of the Department of Water Resources Electric Power Purchase Fund.

(f) Reflects the transfer of $2.012 billion economic recovery bond proceeds from the General Fund to the Deficit Recovery Fund pursuant to Chapter 227, Statutes of 2004.

(g) Reflects General Fund payment offsets from moneys deposited in the Deficit Recovery Fund ($2.012 billion) and the Public Benefit Trust Fund from punitive damages awards ($450 million).

(h) "Transfer to Other Funds" is included either in the expenditure totals detailed above or as "Transfer from Other Funds."

(i) For purposes of determining whether the General Fund budget, in any given fiscal year, is in a surplus or deficit condition, see Chapter 1238, Statutes of 1990, amended Government Code Section 13307. As part of the amendment, the unencumbered balances of continuing appropriations which exist when no commitment for an expenditure is made should be an item of disclosure, but the amount shall not be deducted from the fund balance. Accordingly, the General Fund condition included in the 2004-05 Governor's Budget includes the unencumbered balances of continuing appropriations as a footnote to the statement ($587.4 million in 2002-03, $471.3 million in 2003-04 and $155.9 million in 2004-05). However, in accordance with Government Code Section 12460, the State's Budgetary/Legal Basis Annual Report reflects a specific reserve for the encumbered balance for continuing appropriations.

(j) During 1995, a reserve was established in the General Fund balance for the $1.7 billion of previously recorded school loans which had been authorized by Chapter 703, Statutes of 1992 and Chapter 66, Statutes of 1993. These loans were repaid from future General Fund appropriations as part of the settlement of litigation. This accounting treatment is consistent with the State's audited financial statements prepared in accordance with GAAP.

(k) Includes Special Fund for Economic Uncertainties ("SFEU"). The Department of Finance generally includes in its estimates of the SFEU and set aside reserves, if any, the items reported in the table under "Reserved for Unencumbered Balances of Continuing Appropriations," "Reserved for School Loans," and "Unreserved--Undesignated." The Department of Finance estimates a $2.198 billion SFEU balance on June 30, 2004, and projects a $768 million SFEU balance on June 30, 2005, based upon the 2004 Budget Act, enacted on July 31, 2004.

     REVENUE AND EXPENDITURE ASSUMPTIONS


The table below presents the Department of Finance's budget basis statements of major General Fund revenue sources and expenditures for the 2002-03 fiscal year and the 2004 Budget Act estimates for the 2003-04 and 2004-05 fiscal years.

                                    TABLE 12

               MAJOR GENERAL FUND REVENUE SOURCES AND EXPENDITURES


                                                                  REVENUES (MILLIONS)
                                                                      FISCAL YEARS
                                                ----------------------------------------------------------
                                                2002-03(a)      2003-04(b)      2003-04(c)      2004-05(c)
                  SOURCE                          ACTUAL         ENACTED         REVISED         ENACTED
---------------------------------------------   ----------      ----------      ----------      ----------
Personal Income Tax                             $   32,710      $   33,596      $   36,000      $   38,974
Sales and Use Tax                                   22,415          23,518          23,720          25,146
Corporation Tax(d)                                   6,804           7,035           7,280           7,573
Insurance Tax                                        1,880           2,068           2,090           2,195
Economic Recovery Bonds(e)                           9,242               -           2,012               -
All Other                                            7,513(f)        7,136(g)        5,480(h)        3,363(i)
                                                ----------      ----------      ----------      ----------
     Total Revenues and Transfers               $   80,564      $   73,353      $   76,582      $   77,251
                                                ==========      ==========      ==========      ==========

                                                                  EXPENDITURES (MILLIONS)
                                                                      FISCAL YEARS
                                                ----------------------------------------------------------
                                                2002-03(a)      2003-04(b)      2003-04(c)      2004-05(c)
                  FUNCTION                        ACTUAL          ENACTED         REVISED         ENACTED
---------------------------------------------   ----------      ----------      ----------      ----------
K-12 Education                                  $   28,788      $   29,318      $   29,767      $   34,049
Health and Human Services                           23,060          23,358          22,969          25,467
Higher Education                                     9,488           8,679           8,795           9,360
Youth and Adult Correctional                         5,837           5,644           5,424           6,392
Legislative, Judicial and Executive                  2,459           2,406           2,549           2,730
Tax Relief                                           4,447             707(j)        3,334             668(m)
Resources                                            1,147             865             986           1,020
State and Consumer Services                            468             444             471             514
Business, Transportation and Housing                   206             512             516             377
All Other                                            1,582            (796)(k)       2,823(1)       (1,896)(n)
                                                ----------      ----------      ----------      ----------
     Total Expenditures                         $   76,482      $   71,137      $   77,634      $   78,681
                                                ==========      ==========      ==========      ==========


----------
Footnotes continue on following page.


Source: State of California, Department of Finance. Figures in this table may differ from the figures in Table 4; see "Note" to Table 4.

(a) Figures for fiscal year 2002-03, prepared by the Department of Finance, are slightly different than the figures in Table 11, prepared by the State Controller's Office, because of certain differences in accounting methods used by the two offices.

(b)  2003 Budget Act, August 2, 2003.

(c)  2004 Budget Act, July 31, 2004.

(d) Reflects the Administration's expectations regarding the effect of the court's decision in FARMER BROTHERS COMPANY V. FRANCHISE TAX BOARD (California Court of Appeal, Second District, Case No. B160061). A $465 million negative prior year adjustment is included in the 2004 Budget Act.

(e) Reflects the Administration's issuance of economic recovery bonds sufficient to provide $11.254 billion net proceeds to the General Fund in fiscal year 2003-04 (issued on May 11, 2004 and June 16, 2004). See "STATE

     INDEBTEDNESS AND OTHER OBLIGATIONS-- Economic Recovery Bonds." For budgeting purposes, $9.242 billion of this amount is shown in fiscal year 2002-03.

(f) Includes $2.5 billion for tobacco securitization bond proceeds and about $2.8 billion in inter-fund loans and transfers.

(g) Includes $2.0 billion for tobacco securitization bond proceeds. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Tobacco Settlement Revenue Bonds." Also includes the anticipated receipt of $996 million from pension obligation bonds, which were not issued. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Pension Obligation Bonds."

(h) Includes $2.264 billion for tobacco securitization bond proceeds. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Tobacco Settlement Revenue Bonds."

(i) Includes $300 million for Indian gaming revenues and $577 million from pension obligation bonds.

(j) Reflects the suspension of VLF "backfill" payments to local governments, which was rescinded on November 17, 2003. See "STATE FINANCES--Local Governments."

(k) Reflects reduced expenditures of $912 million due to the anticipated receipt of pension obligation bond proceeds to cover General Fund contributions to pension funds. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Pension Obligation Bonds."

(l) Reflects the transfer of $2.012 billion of economic recovery bond proceeds to the Deficit Recovery Fund.

(m) Reflects the proposed elimination of VLF "backfill" payments to local governments.

(n) Reflects General Fund payment offsets from moneys deposited in the Deficit Recovery Fund ($2.012 billion) and the Public Benefit Trust Fund from punitive damages awards ($450 million).

     DEVELOPMENT OF REVENUE ESTIMATES

The development of the forecast for the major General Fund revenues begins with a forecast of national economic activity prepared by an independent economic forecasting firm. The Department of Finance's Economic Research Unit, under the direction of the Chief Economist, adjusts the national forecast based on the Department's economic outlook. The national economic forecast is used to develop a forecast of similar indicators for California activity.
After finalizing the forecasts of major national and California economic indicators, revenue estimates are generated using revenue forecasting models developed and maintained by the Department of Finance. With each forecast, adjustments are made for any legislative, judicial, or administrative changes, as well as for recent cash results. The forecast is updated twice a year and released with the Governor's Budget by January 10 and the May Revision by May 14.


     ECONOMIC ASSUMPTIONS


The revenue and expenditure assumptions set forth above have been based upon certain estimates of the performance of the California and national economies in calendar years 2004 and 2005. In the May Revision, the Department of Finance projected that the California economy would grow moderately in calendar year 2004 and at a faster pace in calendar year 2005.
Both the California economy and the national economy have improved since the second quarter of 2003. Output of the national economy, adjusted for inflation, has grown more strongly, and job growth has turned around more recently. Personal income growth picked up in California during 2003, particularly in the fourth quarter. Job growth has also improved in the state in recent months but not as much as in the rest of the nation, on average. From April 2003 to April 2004, nonfarm payroll employment rose by 0.6 percent in the State and 0.9 percent in the nation. The state unemployment rate was 6.2 percent in April, down from 6.8 percent a year earlier. The national unemployment rate in April 2004 was 5.6 percent, down from 6.0 percent a year earlier.
California total personal income increased by 4.8 percent from the fourth quarter of 2002 to the fourth quarter of 2003, culminating a year of improving personal income growth. For 2003 as a whole, personal income was up 3.7 percent in the state as compared to 3.3 percent in the nation. In addition, exports of made-in-California merchandise rebounded in the first quarter of 2004, increasing by 25 percent on a year-over-year basis. Exports of high-tech goods rose by 20 percent year-over-year. Also, taxable sales posted a sixth consecutive year-over-year gain in the fourth quarter of 2003. Two regional manufacturing surveys and one statewide survey showed improvement comparable to that seen in the first quarter of 2004 for the nation's manufacturing sector. Personal state income tax withholdings were up 8.8 percent in the first four months of 2004, although about a percentage point and a half of that gain was due to March 2004 having two more days of receipts than March 2003.
Construction and real estate markets remained strong in the state in the first quarter of 2004. Total new units permitted were up slightly from a strong first quarter in 2003. Also, valuation of private nonresidential building permits increased slightly after three years of steady declines.
Low mortgage rates kept residential real estate markets strong in the first quarter of 2004. The median price of homes sold in Southern California hit a new record of $371,000 in March, up 23.3 percent from a year earlier. Sales were up over 17 percent from a year ago. Despite a still-sluggish economy, home price appreciation and sales were also strong in the San Francisco Bay Area. The median price of homes sold was a record $474,000 in March, up 13.1 percent from a year earlier. Sales were up 25 percent from a year ago.
As noted above, the May Revision projects moderate growth in calendar year 2004 and faster growth in calendar year 2005. Unemployment is expected to remain above 6 percent throughout the period. Personal income is projected to grow 5.4 percent in 2004 and 5.6 percent in 2005, which is slower than has been observed in past recoveries.
The Department of Finance set out the following estimates for the State's economic performance in calendar years 2004 and 2005, which were used in predicting revenues and expenditures for the May Revision. Also shown is the Department of Finance's previous forecast for the same calendar years, which were contained in the 2004-05 Governor's Budget.

                                    TABLE 13

                    ESTIMATES OF STATE'S ECONOMIC PERFORMANCE


                                          FOR CALENDAR YEAR 2004               FOR CALENDAR YEAR 2005
                                    --------------------------------    ----------------------------------
                                       2004-05            2004-05           2004-05            2004-05
                                      GOVERNOR'S            MAY           GOVERNOR'S             MAY
                                       BUDGET(a)        REVISION(b)        BUDGET(a)         REVISION(b)
                                    -------------      -------------    --------------      --------------
Non-farm wage and salary
employment
(000)                                      14,602             14,525            14,906              14,832
     Percent Change                           1.1%               0.8%              2.1%                2.1%

Personal income ($ billions)             $  1,266           $  1,262          $  1,341           $   1,333
     Percent Change                           5.6%               5.4%              5.9%                5.6%
Housing Permits (Units 000)                   192                200               198                 200
Consumer Price Index (percent
     change)                                  1.9%               2.5%              2.7%                2.3%


----------

(a)  Fiscal Year 2004-05 Governor's Budget Summary: January 9, 2004.

(b)  May Revision May 13, 2004.


Source: State of California, Department of Finance.

                              FINANCIAL STATEMENTS


The Audited Annual Financial Statements of the State of California for the Year Ended June 30, 2003 (the "Financial Statements") are available. As of June 30, 2002, the State of California has implemented a new financial reporting model, as required by the Governmental Accounting Standards Board ("GASB") in conformity with accounting principles generally accepted in the United States of America. The GASB sets standards of accounting and financial reporting for state and local governments, which have significantly changed the presentation of the financial statements. The Financial Statements consists of an Independent Auditor's Report, a Management Discussion and Analysis, Basic Financial Statements of the State for the Year Ended June 30, 2003 ("Basic Financial Statements"), and Supplementary Information. Only the Basic Financial Statements have been audited, as described in the Independent Auditor's Report. A description of the new accounting and financial reporting standards is contained in Note 1 of the Basic Financial Statements.

Potential investors may obtain or review a copy of the Financial Statements from the following sources:

1. By obtaining from any Nationally Recognized Municipal Securities Information Repository, or any other source, a copy of the State of California's Official Statement dated March 24, 2004, relating to the issuance of $186,110,000 State Public Works Board Lease Revenue Refunding Bonds (Department of Corrections), Series D and $93,975,000 of State Public Works Board Lease Revenue Refunding Bonds (Department of Corrections), Series E. The Financial Statements are printed in full in such Official Statement. No part of the March 24, 2004 Official Statement is incorporated into this document except the Financial Statements.
2. By accessing the internet website of the State Controller (www.sco.ca.gov) and selecting "California Government--State and Local," then "State Government," then finding the heading "Publications" and selecting "Comprehensive Annual Financial Report--Year Ended June 30, 2003," or by contacting the Office of the State Controller at (916) 445-2636.
3. By accessing the internet website of the State Treasurer (www.treasurer.ca.gov) and selecting "Financial Information" and then "Audited General Purpose Financial Statements," or by contacting the Office of the State Treasurer at (800) 900-3873.

The State Controller's unaudited reports of cash receipts and disbursements for the periods of July 1, 2003 through June 30, 2004 and July 1, 2004 through August 31, 2004 are also included as Exhibits to this APPENDIX C and are available on the State Controller's website.
Periodic reports on revenues and/or expenditures during the fiscal year are issued by the Administration, the State Controller's Office and the Legislative Analyst's Office. The State Controller issues a monthly report on cash receipts and disbursements recorded on the Controller's records. The Department of Finance issues a monthly bulletin, available by accessing the internet website of the Department of Finance (www.dof.ca.gov), which reports the most recent revenue receipts as reported by State departments, comparing those receipts to budget projections. The Administration also formally updates its budget projections three times during each fiscal year, in January, May, and at the time of budget enactment. These bulletins and reports are available on the internet at websites maintained by the agencies and by contacting the agencies at their offices in Sacramento, California. Such bulletins and reports are not part of or incorporated into the Official Statement. Investors are cautioned that interim financial information is not necessarily indicative of results for a fiscal year. Information which may appear in the Official Statement from the Department of Finance concerning monthly receipts of "agency cash" may differ from the State Controller's reports of cash receipts for the same periods because of timing differences in the recording of in-transit items.


                          OVERVIEW OF STATE GOVERNMENT

     ORGANIZATION OF STATE GOVERNMENT

The State Constitution provides for three separate branches of government: the legislative, the judicial and the executive. The Constitution guarantees the electorate the right to make basic decisions, including amending the Constitution and local government charters. In addition, the State voters may directly influence State government through the initiative, referendum and recall processes.

California's Legislature consists of a forty-member Senate and an eighty-member Assembly. Assembly members are elected for two-year terms, and Senators are elected for four-year terms. Assembly members are limited to three terms in office and Senators to two terms. The Legislature meets almost year round for a two-year session. The Legislature employs the Legislative Analyst, who provides reports on State finances, among other subjects. The Bureau of State Audits, headed by the State Auditor, an independent office since 1993, annually issues an auditor's report based on an examination of the General Purpose Financial Statements of the State Controller, in accordance with generally accepted accounting principles. See "FINANCIAL STATEMENTS."

The Governor is the chief executive officer of the State and is elected for a four-year term. The Governor presents the annual budget and traditionally presents an annual package of bills constituting a legislative program. In addition to the Governor, State law provides for seven other statewide elected officials in the executive branch. The current elected statewide officials, their party affiliation and the dates on which they were first elected are as follows:


OFFICE                                      NAME                        PARTY AFFILIATION    FIRST ELECTED
-----------------------------------------   -------------------------   -----------------   ---------------
Governor                                    Arnold Schwarzenegger          Republican             2003
Lieutenant Governor                         Cruz Bustamante                 Democrat              1998
Controller                                  Steve Westly                    Democrat              2002
Treasurer                                   Philip Angelides                Democrat              1998
Attorney General                            Bill Lockyer                    Democrat              1998
Secretary of State                          Kevin Shelley                   Democrat              2002
Superintendent of Public Instruction        Jack O'Connell                  Democrat              2002
Insurance Commissioner                      John Garamendi                  Democrat              2002



The current term for each office expires in January 2007. Persons elected to statewide offices are limited to two terms in office (eight years) from the dates shown above. Mr. Garamendi previously served as elected Insurance Commissioner before term limits were enacted. Governor Schwarzenegger may seek re-election in 2006 to one term.

The executive branch is principally administered through eleven major agencies and departments: Business, Transportation and Housing Agency, Child Development and Education Agency, Environmental Protection Agency, Department of Finance, Department of Food and Agriculture, Health and Human Services Agency, Labor and Workforce Development Agency, Resources Agency, State and Consumer Services Agency, Department of Veterans Affairs and Youth and Adult Correctional Agency. In addition, some State programs are administered by boards and commissions, such as The Regents of the University of California, Public Utilities Commission, Franchise Tax Board and California Transportation Commission, which have authority over certain functions of State government with the power to establish policy and promulgate regulations. The appointment of members of boards and commissions is usually shared by the Legislature and the Governor, and often includes ex officio members.
California has a comprehensive system of public higher education comprised of three segments: the University of California, the California State University System and California Community Colleges. The University of California provides undergraduate, graduate and professional degrees to students. Approximately 49,650 degrees were awarded in the 2002-03 school year. About 203,900 full-time students were enrolled at the nine UC campuses and the Hastings College of Law in the 2003-04 school year. The California State University System provides undergraduate and graduate degrees to students. Approximately 76,755 degrees were awarded in the 2002-03 school year. About 334,900 full-time students were enrolled at the 23 campuses in the 2003-04 school year. The third sector consists of 109 campuses operated by 72 community college districts which provide associate degrees and certificates to students. Additionally students may attend community colleges to meet basic skills and other general education requirements prior to transferring to a four-year undergraduate institution. Approximately 118,000 associate degrees and certificates were awarded in the 2002-03 school year. About 1.7 million students were enrolled in California's community colleges in the spring of 2003.


         EMPLOYEE RELATIONS


In 2004-05, the State work force is comprised of approximately 318,000 personnel years, of which approximately 116,000 personnel years represent employees of institutions of higher education. Of the remaining 202,000 personnel years, approximately 166,000 are subject to collective bargaining and approximately 36,000 are excluded from collective bargaining. State law provides that State employees, defined as any civil service employee of the State and teachers under the jurisdiction of the Department of Education or the Superintendent of Public Instruction, and excluding certain other categories, have a right to form, join, and participate in the activities of employee organizations for the purpose of representation A-46 on all matters of employer-employee relations. The chosen employee organization has the right to represent its members, except that once an employee organization is recognized as the exclusive representative of a bargaining unit, only that organization may represent employees in that unit.

The scope of representation is limited to wages, hours, and other terms and conditions of employment. Representatives of the Governor are required to meet and confer in good faith and endeavor to reach agreement with the employee organization, and, if agreement is reached, to prepare a memorandum of understanding and present it to the Legislature for ratification. The Governor and the recognized employee organization are authorized to agree mutually on the appointment of a mediator for the purpose of settling any disputes between the parties, or either party could request the Public Employment Relations Board to appoint a mediator.

There are twenty-one collective bargaining units that represent state employees. Seven bargaining unit contracts expire in June 2005, five expire in June 2006, one expires in July 2006, and two expire in June 2008. For the remaining six units, comprising approximately 15 percent of the State workforce, that do not have a signed contract; the terms of the prior agreements remain in effect. The Department of Personnel Administration is continuing to negotiate with these units. The State has not experienced a major work stoppage since 1972. The California State Employees' Association is the exclusive representative for nine of the twenty-one collective bargaining units, or approximately 50 percent of those employees subject to collective bargaining. Each of the remaining exclusive representatives represents only one bargaining unit. The State recently signed an addendum to the Bargaining Unit 6 (Corrections) memorandum of understanding that will defer a portion of the scheduled salary increases for their members resulting in a savings of $108 million over the next two years.


                             ECONOMY AND POPULATION

     INTRODUCTION


California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. In early 2001, California's economy slipped into a recession, which was concentrated in the State's high-tech sector and, geographically, in the San Francisco Bay Area. The economy has since stabilized with 136,300 jobs gained between July 2003 and June 2004 compared with 341,200 jobs lost between March 2001 and July 2003. See "CURRENT STATE BUDGET--Economic Assumptions."


     POPULATION AND LABOR FORCE


The State's July 1, 2003 population of over 35 million represented over 12 percent of the total United States population.
California's population is concentrated in metropolitan areas. As of the April 1, 2000 census, 97 percent resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2002, the 5-county Los Angeles area accounted for 49 percent of the State's population, with over 17.0 million residents, and the 10-county San Francisco Bay Area represented 20 percent, with a population of over 7.0 million.
The following table shows California's population data for 1994 through 2003.

                                    TABLE 14
                             POPULATION 1994-2003(a)



              CALIFORNIA         % INCREASE OVER       UNITED STATES      % INCREASE OVER         CALIFORNIA AS %
 YEAR         POPULATION         PRECEDING YEAR         POPULATION         PRECEDING YEAR        OF UNITED STATES
-------     --------------     ------------------     ---------------    -----------------      -------------------
1994          31,523,080               0.7%             263,125,821             1.2%                   12.0%
1995          31,711,094               0.6              266,278,393             1.2                    11.9
1996          31,962,050               0.8              269,394,284             1.2                    11.9
1997          32,451,746               1.5              272,646,925             1.2                    11.9
1998          32,861,779               1.3              275,854,104             1.2                    11.9
1999          33,417,247               1.7              279,040,168             1.2                    12.0
2000          34,040,489               1.9              282,177,754             1.1                    12.1
2001          34,726,513               2.0              285,093,813             1.0                    12.2
2002          35,336,138               1.8              287,973,924             1.0                    12.3
2003          35,933,943               1.7              290,809,777             1.0                    12.4


----------
(a)  Population as of July 1.

Source: U. S. figures from U.S. Department of Commerce, Bureau of the Census; California figures from State of California, Department of Finance.


The following table presents civilian labor force data for the resident population, age 16 and over, for the years 1994 to 2003.

                                    TABLE 15
                              LABOR FORCE 1994-2003
                                   (THOUSANDS)



                                                                              UNEMPLOYMENT RATE (%)
        YEAR                 LABOR FORCE            EMPLOYMENT           CALIFORNIA         UNITED STATES
--------------------    -------------------   ---------------------   -----------------   -----------------
1994                           15,294                 13,979                8.6%                6.1%
1995                           15,236                 14,040                7.8                 5.6
1996                           15,371                 14,261                7.2                 5.4
1997                           15,786                 14,792                6.3                 4.9
1998                           16,138                 15,181                5.9                 4.5
1999                           16,376                 15,522                5.2                 4.2
2000                           16,892                 16,057                4.9                 4.0
2001                           17,172                 16,249                5.4                 4.7
2002                           17,376                 16,215                6.7                 5.8
2003                           17,460                 16,283                6.8                 6.0


----------
Source: State of California, Employment Development Department.

     EMPLOYMENT, INCOME, CONSTRUCTION AND EXPORT GROWTH


The following table shows California's non-agricultural employment distribution and growth for 1993 and 2003.

                                    TABLE 16
                       PAYROLL EMPLOYMENT BY MAJOR SECTOR
                                  1993 AND 2003



                                                                EMPLOYMENT              % DISTRIBUTION
                                                                (THOUSANDS)             OF EMPLOYMENT
                                                        --------------------------  ------------------------
INDUSTRY SECTOR                                            1993             2003       1993          2003
-----------------------------------------------------   ---------        ---------  ----------    ----------
Trade, Transportation and Utilities                       2,337.6          2,722.0     19.4%         18.9%
Government
     Federal Government                                     336.2            258.7      2.8           1.8
     State and Local Government                           1,744.4          2,167.7     14.5          15.0
Professional and Business Services                        1,541.6          2,108.1     12.8          14.6
Manufacturing
     Nondurable goods                                       613.4            563.1      5.1           3.9
     High Technology                                        523.2            399.5      4.4           2.8
     Other Durable Goods                                    558.6            582.3      4.6           4.0
Educational and Health Services                           1,195.8          1,536.3      9.9          10.7
Leisure and Hospitality                                   1,124.5          1,397.6      9.3           9.7
Financial Activities                                        787.0            886.8      6.5           6.2
Construction                                                458.9            788.8      3.8           5.5
Other Services                                              408.2            505.8      3.4           3.5
Information                                                 386.2            471.4      3.2           3.3
Natural Resources and Mining                                 29.8             22.1      0.3           0.1
                                                        ---------        ---------  ----------    ----------
         TOTAL NON-AGRICULTURAL                          12,045.4         14,410.2      100%          100%
                                                        =========        =========  ==========    ==========


----------
Source:  State of California, Employment Development Department.

The following tables show California's total and per capita income patterns for selected years.


                                    TABLE 17
                TOTAL PERSONAL INCOME IN CALIFORNIA 1994-2003(a)



                                                                     CALIFORNIA
          YEAR                   MILLIONS          % CHANGE(b)       % OF U.S.
--------------------------   -----------------   ---------------   ---------------
1994(c)                         $   730,529            3.2%             12.4%
1995                                765,806            4.8              12.4
1996                                810,448            5.8              12.3
1997                                860,545            6.2              12.4
1998                                936,009            8.8              12.5
1999                                999,228            6.8              12.7
2000                              1,103,842           10.5              13.0
2001                              1,135,848            2.9              13.0
2002                              1,154,685            1.7              12.9
2003                              1,197,550            3.7              12.9


----------

(a)  Bureau of Economic Analysis (BEA) estimates as of April 2004.


(b)  Change from prior year.

(c) Reflects Northridge earthquake, which caused an estimated $15 billion drop in personal income.

Note:    Omits income for government employees overseas.


Source:  U.S. Department of Commerce, BEA.

                                    TABLE 18
                     PER CAPITA PERSONAL INCOME 1994-2003(a)



                                                                                                           CALIFORNIA %
       YEAR               CALIFORNIA          % CHANGE(b)         UNITED STATES         % CHANGE(b)          OF U.S.
--------------------   ----------------    -----------------   -------------------    ---------------   ------------------
       1994(c)           $  23,203                2.5%             $  22,172                3.9%              104.7%
       1995                 24,161                4.1                 23,076                4.1               104.7
       1996                 25,312                4.8                 24,175                4.8               104.7
       1997                 26,490                4.7                 25,334                4.8               104.6
       1998                 28,374                7.1                 26,883                6.1               105.5
       1999                 29,828                5.1                 27,939                3.9               106.8
       2000                 32,466                8.8                 29,847                6.8               108.8
       2001                 32,892                1.3                 30,527                2.3               107.7
       2002                 32,989                0.3                 30,906                1.2               106.7
       2003                 33,749                2.3                 31,632                2.3               106.7



(a)  BEA's estimates as of April 2004.


(b)  Change from prior year.

(c) Reflects Northridge earthquake, which caused an estimated $15 billion drop in personal income.

Note:    Omits income for government employees overseas.


Source:  U.S. Department of Commerce, BEA.


The following tables show California's residential and non-residential construction.


                                    TABLE 19

                 RESIDENTIAL CONSTRUCTION AUTHORIZED BY PERMITS


                                                    UNITS
                         -----------------------------------------------------------        VALUATION(a)
         YEAR                   TOTAL               SINGLE            MULTIPLE               (MILLIONS)
----------------------   ------------------    ----------------   ------------------    --------------------
         1995                   85,293               68,689              16,604              $  13,879
         1996                   94,283               74,923              19,360                 15,289
         1997                  111,716               84,780              26,936                 18,752
         1998                  125,707               94,298              31,409                 21,976
         1999                  140,137              101,711              38,426                 25,783
         2000                  148,540              105,595              42,945                 28,142
         2001                  148,757              106,902              41,855                 28,804
         2002                  167,761              123,865              43,896                 33,305
         2003                  195,682              138,762              56,920                 38,968


----------
(a)  Valuation includes additions and alterations.

Source: Construction Industry Research Board


                                    TABLE 20

                           NONRESIDENTIAL CONSTRUCTION
                                   (THOUSANDS)


                                                                                    ADDITIONS AND
       YEAR              COMMERCIAL            INDUSTRIAL           OTHER            ALTERATIONS             TOTAL
--------------------   ---------------     -----------------   ----------------    ---------------     ----------------
       1995             $  2,308,911          $   732,874       $  1,050,693        $  4,062,273         $  8,154,751
       1996                2,751,925            1,140,574          1,152,443           4,539,219            9,584,161
       1997                4,271,378            1,598,428          1,378,220           5,021,792           12,269,818

       1998                5,419,251            2,466,530          1,782,337           5,307,901           14,976,019
       1999                5,706,719            2,256,166          2,350,213           6,269,194           16,582,292
       2000                6,962,031            2,206,169          2,204,754           7,252,004           18,624,958
       2001                6,195,368            1,552,047          2,584,321           6,421,551           16,753,287
       2002                5,195,348            1,227,754          2,712,681           5,393,329           14,529,112
       2003                4,039,561            1,320,222          2,954,039           5,601,117           13,914,939


----------
Source: Construction Industry Research Board


The following table shows California's export growth for the period from 1996 through 2003.

                                    TABLE 21
                        EXPORTS THROUGH CALIFORNIA PORTS
                                   (MILLIONS)


               YEAR                                 EXPORTS(a)                           %CHANGE(b)
------------------------------------   -------------------------------------   -----------------------------
               1996                               $  124,120.0                                6.2%
               1997                                  131,142.7                                5.7
               1998                                  116,282.4                              -11.3
               1999                                  122,092.8                                5.0
               2000                                  148,554.6                               21.7
               2001                                  127,255.3                              -14.3
               2002                                  111,340.1                              -12.5
               2003                                  113,550.7                                2.0


----------

(a)  "Free along ship" Value Basis.

(b)  Change from prior year.


Source: U.S. Department of Commerce, Bureau of the Census


                                   LITIGATION

The State is a party to numerous legal proceedings. The following are the most significant pending proceedings, as reported by the Office of the Attorney General. See "LITIGATION" in the main body of the Official Statement.

     CHALLENGE RELATED TO THE VEHICLE LICENSE FEE OFFSET AND RELATED PAYMENTS TO LOCAL GOVERNMENTS

State law establishes an excise tax on motor vehicles and manufactured homes in the amount of two percent (2%) of the vehicle's or home's fair market value. In 1999, pursuant to Revenue and Taxation Code section 10754, the Legislature adopted successive offsets to the vehicle license fee paid by vehicle owners and mobile home owners. As a result of these offsets, the State transferred money each month from the General Fund to local governments in the amount of the cumulative offsets. In June 2003, the Davis Administration determined that there were insufficient moneys available to be transferred from the General Fund to fund vehicle license fee offset payments the State was making to local governments. See "STATE FINANCES--Local Governments--Vehicle License Fee." This caused the State Department of Motor Vehicles and the State Department of Housing and Community Development to discontinue the offsets and, correspondingly, the amount of vehicle license fees paid by vehicle owners and mobile home owners increased. Shortly after taking office on November 17, 2003, Governor Schwarzenegger issued Executive Order S-1-03, rescinding the Davis Administration's action and directing the Department of Motor Vehicles to reinstate the General Fund offset to the vehicle license fee provided in Revenue and Taxation Code Section 10754 "as soon as administratively feasible." By subsequent administrative action, the Administration adjusted current year expenditures in order to commence transfers from the General Fund to local governments in the amount of the offsets. On January 30, 2004, ROBERT BROOKS AND DAVID GAUTREAUX V. GOVERNOR ARNOLD SCHWARZENEGGER (Case No. BC309929) was filed in the Los Angeles County Superior Court. In this case, plaintiffs allege that the adjustments of current year expenditures made by the Administration in order to provide for the transfers to local governments violates the California Constitution, and ask the Court to enjoin the Director of A-52 Finance and the Controller from making offset-related payments to local governments until an appropriation for that purpose is made by the Legislature. This matter is pending in the trial court.

     CHALLENGE SEEKING PAYMENT TO TEACHER'S RETIREMENT BOARD

In May 2003, the Legislature enacted legislation (Chapter 6, Statutes of 2003-04, First Extraordinary Session, Senate Bill No. 20, "SBX1 20") that deferred the payment of $500 million to CalSTRS's Supplemental Benefit Maintenance Account ("SBMA"). SBX1 20 also establishes an appropriation of an amount not to exceed $500 million, in 2006 and every four years thereafter, for the purpose of funding the SBMA. The actual amount of such appropriation, if any, will be determined following a report by the CalSTRS managing board that the funds in the SBMA will be insufficient in any fiscal year before July 1, 2036 to provide certain payments to CalSTRS members, and the certification of the amount of any such appropriation by the State's Director of Finance. On October 14, 2003, the CalSTRS board and certain CalSTRS members filed a complaint, now pending in the Sacramento County Superior Court as TEACHER'S RETIREMENT BOARD, AS MANAGER OF THE CALIFORNIA STATE TEACHERS, RETIREMENT SYSTEM, ET AL. V. DONNA ARDUIN, DIRECTOR OF CALIFORNIA DEPARTMENT OF FINANCE, AND STEVE WESTLY, CALIFORNIA STATE CONTROLLER (Case No. 03CS01503). This lawsuit seeks, primarily, a writ of mandate compelling the State Controller to transfer funds from the State's General Fund to the SBMA in an amount equal to the continuing appropriation as it existed prior to the enactment of SBX1 20. It also seeks injunctive and declaratory relief to the same effect. On August 20, 2004, the trial court heard a motion for summary judgment in this case brought by the Director of Finance. The trial court judge has taken the matter under submission. To the extent the trial court does not grant the motion for summary judgment, trial is currently scheduled to begin on December 17, 2004.


     ACTIONS SEEKING FLOOD-RELATED DAMAGES


In January of 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In MCMAHAN
V. STATE, (Sacramento County Superior Court, Case No. 02-AS-06058), a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the flooding. A trial date has been scheduled for October 24, 2004. The State is vigorously defending the action. PATERNO V. STATE OF CALIFORNIA (Yuba County Superior Court, Judicial Counsel Coordination Proceeding 2104) is a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals of the decision in the sample plaintiffs' action, and upon remand, plaintiffs' inverse condemnation cause of action was re-tried. The trial court ruled in favor of the State as to all plaintiffs. The appellate court reversed the trial court judgment and remanded the case to the trial court with directions to enter judgment in favor of plaintiffs and ordered the State to pay costs on appeal and costs of suit, including reasonable attorney, appraisal and engineering fees actually incurred. On March 17, 2003, the Supreme Court denied the State's petition for review (California Supreme Court, Case No. S121713) of the appellate court's decision. That denial brought the liability phase of this litigation to a close. The issues of damages, interest, fees, costs and expenses are being litigated in the Yuba County Superior Court. Further action on these issues has been temporarily stayed, pending resolution of an interim writ proceeding pending in the Court of Appeal (Third Appellate District, PATERNO ET AL. V. SUPERIOR COURT, YUBA COUNTY, Case No. C046473).


     TAX REFUND CASES


Six pending cases challenge the Franchise Tax Board's treatment of receipts from investment of cash in short-term financial instruments, and the resulting impact on the apportionment of corporate income allegedly earned outside of California to the corporation's California tax obligation. In GENERAL MOTORS CORP. V. FRANCHISE TAX BOARD, the California Court of Appeal affirmed the trial court's ruling in favor of the Franchise Tax Board on this issue and General Motors has filed a petition for review of this decision with the California Supreme Court (GENERAL

MOTORS CORP. V. FRANCHISE TAX BOARD, Case No. S127086). THE LIMITED STORES, INC. AND AFFILIATES V. FRANCHISE TAX BOARD is pending in the Court of Appeal, First Appellate District (Case No. A102915); TOYS "R" US, INC. V. FRANCHISE TAX BOARD is pending in the Court of Appeal, Third Appellate District (Case No. C045386); and MICROSOFT CORPORATION V. FRANCHISE TAX BOARD is pending in the Court of Appeal, First Appellate District (Case No. A105312). The trial courts in THE LIMITED STORES and TOYS "R" US ruled in favor of the Franchise Tax Board on this issue; in MICROSOFT CORPORATION, the trial court ruled against the Franchise Tax Board. MONTGOMERY WARD LLC V. FRANCHISE TAX BOARD is pending in the San Diego Superior Court (Case No. 802767), and COLGATE-PALMOLIVE V. FRANCHISE TAX BOARD is pending in the Sacramento County Superior Court (Case No. 03AS00707). Other taxpayers have raised this same issue in administrative actions. A final decision in favor of any of these plaintiffs could result in tax refunds to similarly situated taxpayers in an amount exceeding $400 million, with a potential future annual revenue loss of $85 million. The State is vigorously litigating this issue.
In COUNTY OF ORANGE V. ORANGE COUNTY ASSESSMENT APPEALS BOARD #3; BEZAIRE, ET AL., REAL PARTIES IN INTEREST, (Court of Appeal, Fourth Appellate District, Division 3, Case No. G032412), the court issued a unanimous published decision (117 Cal. App. 4th 121) reversing a trial court decision that determined the Orange County assessor's office had received property taxes from two taxpayers in excess of the amounts collectable under Article XIII A of the California Constitution (implemented in 1978 by Proposition 13). The plaintiffs' legal claim focused on the constitutionality of the practice of the Orange County assessor's office to increase or "recapture" the assessed values of real properties that temporarily decline and then increase in value. On July 21, 2004, the California Supreme Court (Case No. S124682) denied plaintiffs' petition for review. That brings this case to a close. However, a similar challenge to the practices of the assessor for the County of Marin, ALAN J. TITUS AND MARJORIE GOLDMAN V. COUNTY OF MARIN, is pending in the Court of Appeal, First Appellate District, Division Two (Case No. A104960). The State is not a party to this pending litigation, but the effects of a final determination by an appellate court that the contested assessment practices are contrary to Proposition 13 could result in an increase in the State general fund component of the financing guarantee to public schools established by Proposition 98 (see "STATE FINANCES--Proposition 98") in an amount in excess of several billion dollars.


     ENVIRONMENTAL CLEANUP MATTER


In a federal Environmental Protection Agency ("U.S. EPA") administrative abatement action entitled IN THE MATTER OF: LEVIATHAN MINE, ALPINE COUNTY, CALIFORNIA, REGIONAL WATER QUALITY CONTROL BOARD, LAHONTAN REGION, STATE OF CALIFORNIA (U.S. EPA Region IX CERCLA Docket No. 00-16(a)), the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board ("Board"). Also a party is ARCO, the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the U.S. EPA "Superfund" List, and both remediation costs and costs for Natural Resource Damages may be imposed on the State. The alleged bases for the State's liability are the State's ownership of the mine site and the terms of a 1983 settlement agreement with ARCO. The Board has undertaken certain remedial action at the mine site, but the U.S. EPA's decision on the interim and final remedies are pending. ARCO has filed several state law claims against the State with the California Victim Compensation and Government Claims Board (an administrative agency with which certain claims must be filed as a prerequisite to litigation seeking A-54 damages against the State which was formerly named the Board of Control, the "Government Claims Board"). Litigation on these claims has been tolled by agreement among the parties until October 1, 2004. It is possible these matters could result in a potential loss to the State in excess of $400 million.


     ENERGY-RELATED MATTERS


In PEOPLE V. ACN ENERGY, INC., ET AL. (Sacramento County Superior Court, Case No. 01AS05497), the court is considering whether and to what extent compensation is due to market participants which have claimed compensation as a result of the Governor's issuance of executive orders, under the California Emergency Service Act, "commandeering" power purchase arrangements held by Pacific Gas & Electric Company ("PG&E") and Southern California Edison ("SCE"), referred to as "block forward contracts." In this action the State seeks a declaration that the State is not liable for damages as a result of these orders, nor for compensation for inverse condemnation, and that any damages suffered by any of the defendants is offset by payments made by the Department of Water Resources for electricity received under the "commandeered" "block forward contracts." Complaints and cross-complaints for inverse condemnation, recovery under the Emergency Services Act and other causes of action brought by PG&E, Reliant Energy Services, Dynegy Power Marketing, Williams Energy Services, Sempra Energy Trading, the California Power Exchange, Mirant Americas Energy, Duke Energy Trading and Marketing, and numerous other market participants have been joined with the declaratory relief action in Judicial Council Coordination Proceeding No. 4203, in Sacramento County Superior Court. In an administrative proceeding action before the Government Claims Board (which was dismissed on procedural grounds), the California Power Exchange stated claims for "commandeering" the "block forward contracts" in the amount of approximately $1 billion.
PACIFIC GAS AND ELECTRIC COMPANY V. THE STATE OF CALIFORNIA is now pending in the Court of Appeal, Third Appellate District (Case No. C043507). In the trial court, PG&E filed a complaint for breach of contract alleging that statutes enacted in 1996 as part of the restructuring of the electric power industry in California ("AB 1890") established a "regulatory contract" between the State and PG&E that authorized PG&E to sell the output of its retained generation facilities in interstate power markets at prices regulated by FERC and to sell the facilities themselves, and that by amending AB 1890 in 2001, the State deprived PG&E of the right to such sales and thereby breached that "regulatory contract." PG&E's complaint sought damages in an amount to be proven, but in an administrative proceeding before the Government Claims Board, in which PG&E's claims were denied, PG&E sought damages of at least $4.3 billion to compensate for the losses alleged in this action. The trial court sustained the demurrer of the State without leave to amend, dismissing the lawsuit. The pending action is PG&E's appeal of that dismissal.


     ESCHEATED PROPERTY CLAIMS


In three pending cases, plaintiffs claim that the State Controller has a constitutional and statutory duty to give notice prior to the time the Controller sells property that has escheated to the State (in these cases, shares of stock): LUSBY-TAYLOR V. CONNELL (U.S. Court of Appeals, Ninth Circuit, Case No. 02-16511); ORFIELD V. CONNELL (Los Angeles County Superior Court, Case No. BC288429); and SUEVER V. CONNELL (U.S. Court of Appeals, Ninth Circuit, Case No. 04-15555). The plaintiffs also claim that the Controller failed to comply with statutory notice requirements when it first received property that had escheated to the State. The plaintiffs seek damages, which certain plaintiffs have articulated as being in the amount of the difference between the amount they were paid for the stock upon its sale, and either the current value of the stock or the highest market value of the stock between the date the Controller sold the stock and the present. All of these cases are styled as class actions, though in Lusby-Taylor that issue was not determined prior to the trial court decision that is being appealed. If one or more of these cases is certified as a class action and the class ultimately prevails on the merits, damages for the class could be in A-55 excess of $500 million. The State has prevailed at the trial court in SUEVER and LUSBY-TAYLOR. ORFIELD is being litigated in the trial court. The State is vigorously defending all of these actions. The State has ultimately prevailed in two cases in which plaintiffs also claimed that the Controller's unclaimed property notice practices were unconstitutional and failed to meet statutory requirements: FONG V. WESTLY (2004) 117 Cal.App.4th 841 and HARRIS V. WESTLY (2004) 116 Cal.App.4th 214.
In three pending cases, plaintiffs claim that the State Controller has an obligation to pay interest on private property that has escheated to the State, and that failure to do so constitutes an unconstitutional taking of private property: MORRIS V. WESTLY (Los Angeles County Superior Court, Case No. BC310200); TRUST REALTY PARTNERS V. WESTLY (Sacramento County Superior Court, Case No. 04AS02522); and BROWNE V. WESTLY (Sacramento County Superior Court, Case No. 04AS02570). The BROWNE and TRUST REALTY lawsuits focus on the State's elimination of interest payments on unclaimed property claims (Code of Civil Procedure Section 1540, subdivision (c) as amended effective August 11, 2003, "CCP 1540"), and the MORRIS lawsuit challenges both the elimination of interest and whether the State's custodial use of escheated funds entitles the claimant to constructive interest. The MORRIS case seeks a class action determination, and identifies a purported class that could be interpreted to include all persons or entities whose property has been taken into custody by the State. On behalf of the articulated class, the plaintiff in MORRIS seeks a declaration that failure to pay interest is an unconstitutional taking and, among other things, an injunction restraining the State Controller from pursuing the practices complained of in the complaint. The BROWNE and TRUST REALTY PARTNERS cases are not styled as class actions suits, but in addition to seeking general and special damages in a sum according to proof at trial, each case seeks a common fund recovery and an injunction restraining the Controller from engaging in the acts alleged in their respective complaints. If the MORRIS case ultimately prevails as a class action, or the injunctions prayed for in either of the BROWNE or TRUST REALTY PARTNERS cases are issued and upheld, in any case to require the State Controller to pay interest on escheated property as the plaintiffs allege is required by law, costs to the State could be in excess of $500 million.


     ACTION SEEKING DAMAGES FOR ALLEGED VIOLATIONS OF PRIVACY RIGHTS

In GAIL MARIE HARRINGTON-WISELY, ET AL. V. STATE OF CALIFORNIA, ET AL., (Los Angeles County Superior Court, Case No. BC 227373), a proposed class action, plaintiffs seek damages for alleged violations of prison visitors' rights resulting from the Department of Corrections' use of a body imaging machine to search visitors entering state prisons for contraband. If this action is certified as a class action, and a court were to award damages pursuant to the California Civil Code for every use of the body imaging machine, damages could be as high as $3 billion. The State is vigorously defending this action.

     ACTIONS SEEKING PROGRAM MODIFICATIONS

In the following cases, plaintiffs seek court orders or judgments that would require the State to modify existing programs and, except as specified, do not seek monetary damages. Nevertheless, a judgment against the State in any one of these cases could require changes in the challenged program that could result in increased programmatic costs to the State in a future fiscal year in excess of $400 million. Alternatively, in some circumstances, it may be possible that a judgment against the State could be addressed by legislative changes to the program that would cost less.

In WILLIAMS, ET AL., V. STATE OF CALIFORNIA, ET AL., (San Francisco County Superior Court, Case No. 312236), a class action for declaratory relief and injunction brought by public school students against the State, the Board of Education, and Department of Education and the Superintendent of Public Instruction, the class alleges inadequacies in the public education system and seeks a variety of programmatic changes to the system including elimination of some types of multi-track, year-round school schedules. A settlement has been reached in this case, which by its terms is subject to the enactment of certain A-56 proposed legislation. The settlement agreement provides proposed legislation which would fund a program to authorize school districts to spend up to $800 million over a period of years for repairs of school facilities at the lowest performing schools; $138.7 million for new instructional materials for students attending certain low performing schools; and $50 million to conduct an assessment of facilities conditions, supplement county school superintendents' capacity to oversee low performing schools and to fund emergency repairs in low performing schools. The legislation also establishes requirements regarding the use of these funds and a variety of other provisions pertaining to education in California. Pursuant to the settlement agreement, the plaintiffs are required to notify the State on or before October 15, 2004, whether the plaintiffs agree that legislation has been adopted as of that date which substantially conforms to the terms of the settlement agreement. The parties have agreed to engage in consultation if substantially conforming legislation has not been adopted as of that date.
In NATURAL RESOURCES DEFENSE COUNCIL ET AL., V. CALIFORNIA DEPARTMENT OF TRANSPORTATION ET AL., (United States District Court, Central District, Case No. 93-6073-ER-(JRX)), plaintiffs obtained an injunction requiring the Department of Transportation (the "Department") to comply with National Pollution Discharge Elimination System ("NPDES") requirements under the federal Clean Water Act ("Act") in connection with storm water discharges from State highways and construction sites in an area that includes most of Los Angeles and Ventura Counties. There is an established dispute resolution procedure intended to resolve disputes without a return to federal court. Subsequent modifications of the injunction have provided for, among other things, studies of pilot projects to address control of the sources of storm water pollution and the performance of studies of pilot projects to retrofit highways with storm water pollution control facilities. There has been no agreement regarding what measures arising out of the pilot projects and studies will be implemented. Plaintiffs' position is that the Department should be required to retrofit its facilities to treat storm water, regardless of whether any construction is otherwise planned in any given area. For planning purposes, the Department is including an additional 3 percent in the cost of future statewide construction and maintenance projects to pay for compliance measures. This 3 percent increase amounts to $500 million through fiscal year 2006-07. While the impact of a judgment of the scope sought by plaintiffs is difficult to determine, it is possible that a judgment that would require the State to retrofit all its highway facilities throughout the State could cost billions of dollars.
The following cases seek reforms to State programs for the treatment of institutionalized disabled persons. Some rough estimates suggest the financial impact of a judgment against the State defendants in any of these cases could be as high as $1 billion per year in programmatic costs going forward. The State is vigorously defending these actions.
In STEPHEN SANCHEZ, ET AL. V. GRANTLAND JOHNSON, ET AL., (U.S. Court of Appeals, Ninth Circuit, Case No 04-15228), the plaintiffs have appealed a decision by the U.S. District Court dismissing plaintiffs' class action seeking declaratory and injunctive relief. The plaintiffs sought relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the ADA, and violate the Social Security Act, Civil Rights Act and the Rehabilitation Act, because they result in unnecessary institutionalization of developmentally disabled persons.

In CAPITOL PEOPLE FIRST V. DEPARTMENT OF DEVELOPMENTAL SERVICES (Alameda County Superior Court, Case No. 2002-038715) a consortium of state and national law firms and public-interest groups brought suit against the Departments of Finance, California Department of Developmental Services and California Department of Health Services, alleging violations of the Lanterman Act, the ADA, and section 504 of the Rehabilitation Act by defendants needlessly isolate thousands of people with developmental disabilities in large facilities. The case seeks sweeping reforms, including requiring the State to offer a full range of community-based services.


     LOCAL GOVERNMENT MANDATE CLAIMS AND ACTIONS

In a test claim filed by the County of San Bernardino, now pending before the Commission on State Mandates (the "Commission") (Medically Indigent Adults, 01-TC-26 County of San Bernardino, Claimant, Statutes 1982, Chapters 328 and
1594), the Commission is being asked to determine the costs incurred by the county to provide state-mandated care of medically indigent adults ("MIAs"). The amount demanded in the claim for unreimbursed costs for fiscal year 2000-2001 is just over $9.2 million. The County of San Bernardino's test claim poses a potential for a negative impact on the General Fund in the amount of the unreimbursed costs for all similarly situated county claimants for a period of years, as determined by the Commission. Certain estimates of the annual cost of the services rendered by all counties to MIAs exceed $4 billion. How much of that will be determined to be "unreimbursed" to the counties by the State is unknown. In recent years, the counties have received approximately $1 billion annually in vehicle license fee revenue and $410 million annually in sales tax revenue to fund various public health programs, which include the programs that provide services to MIAs. The State law that authorized the transfer of the vehicle license fee portion of this revenue to the counties and the authority to transfer the revenue to the counties were automatically repealed as a result of a provision of State law, which was triggered as a result of a final appellate court decision (COUNTY OF SAN DIEGO V. COMMISSION ON STATE MANDATES ET AL. Fourth Appellate District, Case No. D039471; petition for review denied by the California Supreme Court) that awarded the County of

San Diego unreimbursed costs for medical services rendered to MIAs. Various regulatory and statutory steps have been and are being taken to address this reduction in revenues. See "STATE FINANCES--Local Governments--Vehicle License Fee."
Six lawsuits are pending that challenge the State's practice in recent years of deferring payments to local governments for certain state-mandated services and programs by making a budgetary appropriation of $1,000 for each program, to be divided among all 58 counties. Four lawsuits were consolidated in the Sacramento County Superior Court (COUNTY OF SAN DIEGO V. STATE OF CALIFORNIA, ET al., Case No. 04AS00371; COUNTY OF ORANGE V. STATE OF CALIFORNIA, ET AL., Case No. 04AS01341; SACRAMENTO COUNTY V. STATE OF CALIFORNIA, ET AL., Case No. 04AS01355; and COUNTY OF CONTRA COSTA V. STATE OF CALIFORNIA, ET AL., Case No. 04AS01039). In this consolidated case, the trial court ruled that a single $1,000 appropriation for the costs of a program to provide mental health services to disabled students did not constitute full reimbursement of the mandated costs of that program, as required by the State Constitution. The trial court declared that the plaintiff counties were relieved of the obligation to provide the mandated mental health services absent adequate good faith reimbursement from the State. The Administration has not yet determined whether to appeal this judgment. Two additional lawsuits alleging that the State's practice violates the State Constitution were consolidated in San Diego County Superior Court:
COUNTY OF SAN DIEGO V. STATE OF CALIFORNIA, ET AL. (Case No. GIC 825109) and COUNTY OF ORANGE V. STATE OF CALIFORNIA, ET AL. (Case No. GIC 827845). These plaintiff counties are seeking full payment for the unreimbursed costs of implementing a variety of programs over the last few years. A hearing on the counties' motion for judgment on the pleadings is scheduled for October 15, 2004. The County of San Diego has alleged unreimbursed costs in excess of $40 million through fiscal year 2003-04 for a variety of programs. The County of Orange has alleged in excess of $116 million for unreimbursed statemandated costs. The effects of a final determination by an appellate court that the contested appropriation practices are unconstitutional or that the State is required to appropriate an amount equal to the amount of the mandated costs, if applied to each of California's 58 counties, could result in costs in excess of $1.5 billion for existing unreimbursed mandates.

     ACTION FOR DAMAGES FOR ALLEGED DESTRUCTION AT INDIAN BURIAL SITES

On January 16, 2004, JOHN TOMMY ROSAS V. UNITED STATES OF AMERICA, ET AL. was filed in the United States District Court, Central District of California (Case No. CV04-312 WMB (SSx)). Plaintiff, in his individual capacity and as the alleged vice-chairman of the Tribal Counsel, Gabrielino/Tongva Indians of California, alleges violation of various federal statutes by a variety of federal agencies, corporations, individuals and four State entities (the California Coastal Commission, the Regional Water Quality Control Board, the State Historic Preservation Officer and the California Native American Heritage Commission). Plaintiff alleges that in allowing the development of certain property, defendants violated federal laws protecting sacred Indian burial sites. Plaintiff seeks damages in the amount of $525 million. Plaintiff has not properly served the California state agency defendants. In February 2004, the corporate defendants filed a motion to dismiss. Plaintiff has not responded to this motion, and it remains pending before the court.

     ACTIONS SEEKING TO ENJOIN IMPLEMENTATION OF CERTAIN TRIBAL GAMING COMPACTS

In June 2004, the State entered into amendments to tribal gaming compacts between the State and five Indian Tribes (the "Amended Compacts"). Those Amended Compacts are being challenged in two pending cases, as described below. A decision in either of these cases that is unfavorable to the State could eliminate $300 million in additional revenues anticipated to result from the Amended Compacts, and could delay or impair the State's ability to sell a portion of the revenue stream anticipated to be generated by these Amended Compacts. The State anticipates using the proceeds of that sale to repay existing internal borrowings of transportation funds. See "CURRENT STATE BUDGET--2004 Budget Act." The failure to repay these existing transportation loans could, in turn, result in a reduction of anticipated internal borrowable resources in an amount of approximately $500 million.

In RINCON BAND OF LUISENO MISSION INDIANS OF THE RINCON RESERVATION V. SCHWARZENEGGER, ET AL. (U.S. District Court, Case No. 04 CV 1151 W (WMc)) the plaintiff (the "Rincon Band"), a federally recognized Indian Tribe, alleges, in primary part, that a compact entered into between the Rincon Band and the State in 1999, is part of a statewide regulatory framework that limits gaming devices and licenses on non-Indian lands for the stated goal of promoting tribal economic development. The plaintiff further alleges that the Amended Compacts would materially alter these protections, and as such, would constitute an unconstitutional impairment of the Rincon Band's 1999 compact. The complaint filed by the Rincon Band seeks, among other things, an injunction against the implementation of the Amended Compacts. The District Court has denied plaintiff's motion for injunctive relief, and that matter is currently on appeal in the U.S. Court of Appeal, Ninth Circuit (Case No. 04-56396). The District Court has also dismissed the complaint on a procedural basis. It is expected that the Rincon Band will appeal this dismissal.
CRAIG, ET AL. V. SCHWARZENEGGER ET AL. (Alameda County Superior Court, Case No. RGO 4175471) is an action brought by the owners of various racetracks and an individual plaintiff and petitioner, which alleges that the Legislature's recent ratification of the tribal compact amendments described above, which was done through urgency legislation (Statutes 2004, Chapter 91; "Chapter 91"), violates a provision of the California Constitution which bars the grant of vested rights or franchises in an urgency measure. Plaintiffs and petitioners allege a variety of special privileges and vested rights and interests purportedly created by Chapter 91. Plaintiffs and petitioners seek a decision prohibiting the implementation of Chapter 91 and a declaration that either Chapter 91 is unconstitutional or is a subject to the right of referendum and cannot go into effect unless and until the 90-day referendum period expires without a referendum petition having been filed.


                                STATE DEBT TABLES


The tables which follow provide information on outstanding State debt, authorized but unissued general obligation bonds and commercial paper notes, debt service requirements for State general obligation and lease-purchase bonds, and authorized and outstanding State revenue bonds. For purposes of these tables, "General Fund bonds," also known as "non-self liquidating bonds," are general obligation bonds expected to be paid from the General Fund without reimbursement from any other fund. Although the principal of general obligation commercial paper notes in the "non-self liquidating" category is legally payable from the General Fund, the State expects that principal of such commercial paper notes will be paid only from the issuance of new commercial paper notes or the issuance of long-term general obligation bonds to retire the commercial paper notes. Interest on "non-self liquidating" general obligation commercial paper notes is payable from the General Fund.
"Enterprise Fund bonds," also known as "self liquidating bonds," are general obligation bonds for which program revenues are expected to be sufficient to reimburse in full the General Fund for debt service payments, but any failure to make such a reimbursement does not affect the obligation of the State to pay principal and interest on the bonds from the General Fund.
"Special Revenue Fund bonds" also known as "economic recovery bonds," are "self liquidating" general obligation bonds which are primarily secured by a pledge of a one-quarter cent statewide sales and use tax deposited in the Fiscal Recovery Fund. Debt service payments are made directly from the Fiscal Recovery Fund and not the General Fund. The Special Revenue Fund bonds are also general obligations of the State to which the full faith and credit of the State are pledged to the punctual payment of the principal of and interest thereon.
As of August 31, 2004 the State had $1,021,605,000 of outstanding commercial paper notes.

            APPENDIX C- INFORMATION CONCERNING THE STATE OF NEW YORK

          THE SECURITIES THAT THE FUND OFFERS ARE NOT BEING OFFERED BY THE STATE OF NEW YORK. THE STATE OF NEW YORK HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THE FUND'S REGISTRATION STATEMENT (INCLUDING THIS STATEMENT OF ADDITIONAL INFORMATION) IS TRUTHFUL OR COMPLETE


     This Appendix contains the Annual Information Statement of the State of
New York (AIS) and the Update to the Annual Information Statement (Update) released on the dates specified herein. The AIS and Update set forth information about the financial condition of the State of New York. The State intends to further update and supplement that Annual Information Statement as described therein.

     The AIS set forth in this Appendix is dated September 19, 2004 and contains information only through that date. This Appendix sets forth the section of the AIS entitled "Current Fiscal Year." The remaining sections of the AIS set out under the headings "Prior Fiscal Years," "Economics and Demographics," "Debt and Other Financing Activities," "State Organization," "Authorities and Localities," "Litigation," "Exhibit A" and "Exhibit B" are not included herein.

     The Update set forth in this Appendix is dated November 16, 2004 and contains information only through that date. This Appendix sets forth sections of the Update containing extracts from the Mid-Year Update to the 2004-2005 Financial Plan issued by the Division of the Budget on November 1, 2004 and a discussion of special considerations that may affect the State's Financial Plan projections. "Part II" and "Part III" are not included herein.

     The entire AIS and Update, including such remaining sections, were filed with each Nationally Recognized Municipal Securities Information Repository (NRMSIR). An official copy of the AIS or Update may be obtained by contacting a NRMSIR, or the New York State Division of the Budget, State Capitol, Albany, NY 12224, Tel. (518) 473-8705. Informational copies of the AIS or Update are available on the Internet at http://www.budget.state.ny.us/.

This quarterly update (the "Update") to the AIS of the State of New York is dated November 16, 2004 and contains information only through that date. It is the first quarterly update to the AIS of the State of New York dated September 19, 2004. The information in this Update is organized into three parts.
PART I contains information on the State's Financial Plan projections. In Part I, readers will find: (a) EXTRACTS from the Mid-Year Update to the 2004-05 Financial Plan (the "Mid- Year Update") issued by the Division of the Budget
(DOB) on November 1, 2004 and (b) a discussion of special considerations that may affect the State's Financial Plan projections.
PART II includes a summary of the State's updated Five-Year Capital Program and Financing Plan that DOB issued on November 15, 2004, and updates on other debt-related matters. The full Capital Program and Financing Plan for the 2004-05 through 2008-09 fiscal years is incorporated by reference, and is available from DOB at the address below.
PART III updates information related to certain litigation against the State. Information relating to litigation is furnished by the State Office of the Attorney General.
The State plans to issue updates to the AIS on a quarterly basis and may issue supplements or other disclosure notices as events warrant. The State intends to announce publicly whenever an update or a supplement is issued. The State may choose to incorporate by reference all or a portion of this AIS in Official Statements or related disclosure documents for State or State-supported debt issuance. Readers may obtain informational copies of the AIS, updates, and supplements by contacting Mr. Louis Raffaele, Chief Budget Examiner, New York State Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705. The State has filed this Update with the Central Post Office, Disclosure USA. The Municipal Advisory Council of Texas (Texas MAC) has established this internet-based disclosure filing system approved by the Securities and Exchange Commission to facilitate the transmission of disclosure-related information to the Nationally Recognized Municipal Securities Information Repositories (NRMSIRs). An official copy of this Update may be obtained from the Division of the Budget, State Capitol, Albany, NY 12224, Tel: (518) 473-8705 or from any NRMSIR. The Basic Financial Statements for the 2003-04 fiscal year issued in July 2004 may be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 12236.
Usage Notice
This Update has been supplied by the State to provide updated information about the financial condition of the State in connection with financings of the State and certain other issuers, including public authorities of the State, that may depend in whole or in part on State appropriations as sources of payment of their respective bonds, notes or other obligations and for which the State has contractually obligated itself to provide such information pursuant to an applicable continuing disclosure agreement (a "CDA").
An informational copy of this Update is available on the DOB website (www.budget.state.ny.us). The availability of this Update in electronic form at DOB's website is being provided to you solely as a matter of convenience to readers and does not create any implication that there have been no changes in the financial condition of the State at any time subsequent to its release date. Maintenance of the Update on this website is NOT intended as a republication of the information therein on any date subsequent to its release date.
NEITHER THIS UPDATE NOR ANY PORTION THEREOF MAY BE INCLUDED IN A PRELIMINARY OFFICIAL STATEMENT, OFFICIAL STATEMENT, OR OTHER OFFERING DOCUMENT, OR INCORPORATED BY REFERENCE IN AN OFFICIAL STATEMENT UNLESS (i) DOB HAS EXPRESSLY CONSENTED THERETO FOLLOWING A WRITTEN REQUEST TO THE STATE OF NEW YORK, DIVISION OF THE BUDGET, STATE CAPITOL, ALBANY, NY 12224 AND (ii) A CDA RELATING TO THE SERIES OF BONDS OR NOTES DESCRIBED IN SUCH PRELIMINARY OFFICIAL STATEMENT, OFFICIAL STATEMENT, OR OTHER OFFERING DOCUMENT HAS BEEN AGREED TO BE EXECUTED BY DOB. ANY SUCH USE, OR INCORPORATION BY REFERENCE, OF THIS UPDATE OR ANY PORTION THEREOF IN A PRELIMINARY OFFICIAL STATEMENT, OFFICIAL STATEMENT, OR OTHER OFFERING DOCUMENT OR INCORPORATION BY REFERENCE IN ANY OFFICIAL STATEMENT OR OTHER OFFERING DOCUMENT WITHOUT SUCH CONSENT AND AGREEMENT BY DOB TO EXECUTE A CDA IS UNAUTHORIZED AND THE STATE EXPRESSLY DISCLAIMS ANY RESPONSIBILITY WITH RESPECT TO THE INCLUSION, INTENDED USE, AND UPDATING OF THIS UPDATE IF SO MISUSED.

                                     PART I


Mid-Year Update to the 2004-05 Financial Plan
DOB PREPARED THE EXTRACTS OF THE MID-YEAR UPDATE SET FORTH BELOW. THE MID-YEAR UPDATE CONTAINS ESTIMATES AND PROJECTIONS OF FUTURE RESULTS THAT SHOULD NOT BE CONSTRUED AS STATEMENTS OF FACT. THESE ESTIMATES AND PROJECTIONS ARE BASED UPON VARIOUS ASSUMPTIONS THAT MAY BE AFFECTED BY NUMEROUS FACTORS, INCLUDING FUTURE ECONOMIC CONDITIONS IN THE STATE AND NATION AND POTENTIAL LITIGATION CONCERNING ACTIONS BY THE STATE LEGISLATURE IN ENACTING THE 2004-05 BUDGET. THERE CAN BE NO ASSURANCE THAT ACTUAL RESULTS WILL NOT DIFFER MATERIALLY AND ADVERSELY FROM THE ESTIMATES AND PROJECTIONS CONTAINED HEREIN.
Introduction
This Mid-Year Update is submitted pursuant to Section 23 of the State Finance
Law.
In this Mid-Year Update readers will find:

     An explanation of the mid-year revisions to the 2004-05 Enacted Budget
          Financial Plan and updated gap projections for 2005-06 and 2006-07;

     A revised forecast for the national and State economies that supports the current Financial Plan projections;

     Monthly General Fund cash flow projections for 2004-05;

     A discussion of Financial Plan reserves and risks;

     Updated 2004-05 receipts and disbursements estimates under the Health Care
          Reform Act (HCRA); and,

     Updated information on the State's debt outstanding and debt service caps, as well as the State's variable rate debt levels.

Financial Plan tables summarizing (a) the General Fund, State Funds, and All Governmental Funds Cash-basis Financial Plans, (b) the monthly General Fund cash flow, (c) he quarterly HCRA cash flow, and (d) General Fund, State Funds, and All Governmental Funds spending by function appear at the end of this Mid-Year Update.
The Enacted Budget estimates cited in this Mid-Year Update were published in DOB's report, "2004-05 Enacted Budget Report," issued on September 14, 2004. Both this Mid-Year Update and the Enacted Budget Report are available on-line at www.budget.state.ny.us or by contacting the Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705.
General Fund Summary
On September 14, 2004, DOB issued the Enacted Budget Report for the 2004-05 fiscal year. DOB projected General Fund receipts of $42.7 billion, General Fund disbursements of $43.0 billion, and a change of $50 million in fund balances, resulting in a potential imbalance of $434 million in the General Fund in 2004-05. The projections reflected the impact of the Governor's vetoes of certain legislative additions to the Executive Budget, valued at roughly $235 million of savings in the current fiscal year. To fully eliminate the current-year imbalance and help reduce the projected budget gaps of $5 billion to $6 billion in 2005-06 and $7 billion to $8 billion in 2006-07, DOB began preparation of a Fiscal Management Plan (FMP) in cooperation with State agencies.
DOB now projects that General Fund receipts will total $43.0 billion in 2004-05, an increase of $359 million from the Enacted Budget estimate. Disbursements are now projected to total $43.2 billion, an increase of $215 million. The revisions to revenue and spending, which are based upon results to date and a revised economic outlook, are explained in more detail later in this Mid-Year Update. The most significant changes include upward revisions to the personal income tax
(PIT) and the real estate transfer taxes, offset by higher costs for Medicaid and the Department of Correctional Services.
The net impact of revenue and spending revisions leaves a potential current year imbalance of $290 million that DOB plans to close through the FMP. To date, the FMP has generated $66 million in

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administrative savings. The DOB will continue to work with agencies to develop administrative and legislative actions to achieve the remaining $224 million of savings needed to balance the 2004-05 budget and to begin to reduce the outyear gaps. In addition to the expected FMP savings, the Financial Plan also assumes that Empire conversion resources will be available by the end of this fiscal year to avoid additional General Fund costs in the range of $200 million to $400 million in 2004-05 (the risks surrounding the conversion proceeds are described later in this Mid-Year Update).
The projected imbalance of $224 million constitutes roughly one half of one percent of total General Fund spending and as such falls within the range that DOB believes can be managed through Financial Plan actions. The State has a balance of approximately $800 million in its rainy day reserve (Tax Stabilization Reserve Fund) that could be used to offset a potential shortfall in FMP savings or conversion proceeds. However, DOB does not expect to draw on this fund to maintain budget balance in 2004-05.
The following table summarizes the changes since the Enacted Budget. A detailed explanation of the changes is provided later in this Mid-Year Update.

                                  GENERAL FUND
                              (MILLIONS OF DOLLARS)



                                                                     2004-05             2005-06             2006-07
                                                           -----------------   -----------------   -----------------
ENACTED BUDGET (BEFORE VETOES & FMP)                                    (669)             (6,350)             (7,954)

   VETOES                                                                235                 211                 259

ENACTED BUDGET (BEFORE FMP)                                             (434)             (6,139)             (7,695)

   REVENUES                                                              359                 513                 505

   NEW COSTS                                                            (215)               (819)               (968)
                                                           -----------------   -----------------   -----------------
   Medicaid                                                              (90)               (109)               (175)
   DOCS                                                                  (75)                (89)               (104)
   Lottery                                                               (55)                  0                   0
   Collective Bargaining                                                 (43)               (205)               (191)
   Mental Hygiene                                                        (15)               (111)               (153)
   School Aid                                                              0                (207)               (327)
   SUNY                                                                    0                 (80)                (85)
   All Other Changes                                                      63                 (18)                 67

   FISCAL MANAGEMENT PLAN SAVINGS                                        290                 450                 450
                                                           -----------------   -----------------   -----------------
   FMP Savings Achieved (to date)                                         66                  83                  47
   Remaining FMP Savings Needed                                          224                 367                 403

MID-YEAR UPDATE                                                            0              (5,995)             (7,708)



As a result of the mid-year revisions, the DOB projects that All Governmental Funds spending will total $101.3 billion in 2004-05, an increase of $84 million from the Enacted Budget.
Fiscal Management Plan
The Governor directed DOB to develop a FMP to reduce State Operations costs, curtail non-essential spending, and identify other cost containment actions to bring the General Fund into balance and begin to address the 2005-06 and 2006-07 budget gaps. The following table summarizes the savings achieved to date and the remaining savings needed to achieve budget balance in the current year.

                         FISCAL MANAGEMENT PLAN SAVINGS
                              (MILLIONS OF DOLLARS)



                                                     2004-05   2005-06   2006-07
                                                     -------   -------   -------
FMP SAVINGS ACHIEVED (TO DATE)                            66        83        47
                                                     -------   -------   -------
   SUNY                                                   23        25        22
   Medicaid                                               20        23         0
   Health                                                 13        13        10
   Mental Hygiene                                          6        15         8
   Tax and Finance                                         3         6         6
   All Other                                               1         1         1

REMAINING FMP SAVINGS TO BE ACHIEVED                     224       367       403

TOTAL FISCAL MANAGEMENT PLAN SAVINGS                     290       450       450



FMP savings include the implementation of administrative efficiencies in several programs run by the agencies noted above, and the maximization of Federal and other available resources. These savings include lower spending for State University of New York (SUNY) operating aid ($23 million), maximization of offsets in the Medicaid Escrow Account ($20 million), and efficiencies in the Early Intervention Program ($10 million). FMP savings were also achieved by the Office of Alcoholism and Substance Abuse Services, the Office of Children and Family Services, the Office of Employee Relations, Office of Parks, Recreation and Historic Preservation, the Public and Private Employment Relations Board and the Commission on Quality of Care for the Mentally Disabled.
The DOB will continue to work in cooperation with State agency managers to develop administrative and legislative actions to achieve the full value of FMP savings counted on in the three-year Financial Plan. In addition to administrative savings, elements of the plan may include cost containment proposals that can be presented for legislative consideration later this year. Vetoes
On August 20, 2004, Governor Pataki exercised his veto authority. This action contributed to closing approximately one-third of the projected imbalance at that time. The Mid-Year Update relies upon the $235 million in General Fund savings from vetoes in 2004-05 with comparable savings in 2005-06 and 2006-07. In addition, the Governor also vetoed $1.6 billion in new bonding for capital spending. Under the State Constitution, the Legislature must act on the Governor's vetoes through December 31, 2004, or enact additional appropriations, subject to gubernatorial veto, at any time during the 2004-05 fiscal year. Economic Outlook
National Economy
The outlook for the US economy remains essentially unchanged from that reported in the Enacted Budget. The national economy, as measured by real U.S. Gross Domestic Product (GDP), grew 4.9 percent during the first half of 2004 compared to the same period last year, however, output growth is expected to slow to 4.3 percent for the year reflecting slower second half growth. DOB expects output growth to slow to 3.2 percent in 2005 consistent with DOB's estimate of historical trend growth for the economy. The Federal Reserve increased its Federal Funds rate target at each of its last three meetings, from 1.00 percent to 1.75 percent,(1) and is expected to continue to raise rates at a "measured pace" through 2005 and beyond. Rising interest rates, fading fiscal stimulus, as well as higher energy costs are expected to contribute to lower real consumption growth -- the major factor in the expected slowdown in output growth.
Output has been growing above trend and employment growth has remained essentially consistent with DOB's projections. However, the labor market is expected to improve in 2005, with employment growth

----------
(1) Since the release of the Mid-Year Update, the Federal Reserve increased the Federal Funds rate to 2.0%.

accelerating to 1.8 percent, following 1.0 percent growth for 2004. The outlook for personal income is weaker than in the Enacted Budget Report due largely to the impact of the hurricanes late in 2004 and the return to trend growth in 2005 (just above 3 percent annually). Personal income is expected to grow 5.3 percent in 2005, following 5.2 percent growth for 2004. In addition, DOB now expects moderately higher inflation for 2005 than projected in the Enacted Budget Report, primarily due to the persistent rise in oil prices. Consumer prices are expected to grow 2.7 percent in both 2004 and 2005.

                            MAJOR ECONOMIC INDICATORS



                                                        2003      2004      2005
--------------------------------------------------------------------------------
Gross Domestic Product (real)                            3.0       4.3       3.2
Personal Income                                          3.2       5.2       5.3
Nonfarm Employment                                      (0.3)      1.0       1.8
Consumer Price Index                                     2.3       2.7       2.7



NOTE: NUMBERS ABOVE ARE PERCENT CHANGE/CALENDAR YEAR. DOB ESTIMATES ARE BASED ON
      NATIONAL INCOME AND PRODUCT ACCOUNT DATA THROUGH SEPTEMBER 2004.
SOURCE: U.S. BUREAU OF ECONOMIC ANALYSIS, DOB STAFF ESTIMATES.

DOB's forecast is not without risk. If oil prices remain above $50 per barrel, both inflation and interest rates could be higher and real output growth lower than expected. Persistent geopolitical uncertainty could combine with higher energy prices resulting in slower profit growth and slower job growth than expected. In turn, continued weakness in the labor market could further depress consumption spending. In contrast, if oil prices decline faster than expected, real consumption and output could be stronger, while inflation could be weaker than predicted.
State Economy
DOB's New York State Index of Coincident Economic Indicators shows that the State economy entered a recovery in September 2003. The State economy has added about 70,000 private sector jobs since August of last year. The DOB outlook for the State labor market is slightly weaker than projected in the Enacted Budget Report, but represents a significant improvement from the 0.6 percent decline observed in 2003. The total State employment is projected to rise 0.3 percent in 2004, followed by growth of 0.9 percent in 2005. Wage income is projected to rise 5.6 percent in 2004, followed by growth of 4.7 percent for 2005, representing virtually no change from the Enacted Budget Report. Employment, wage, and total personal income growth projected for 2004 and 2005 reflect the belief that the State economy is solidly on an expansionary path.
In addition to the risks associated with the national economic forecast, there exist specific risks to the State economy. Chief among them is a weaker performance within the financial sector than is currently projected. Higher energy prices and lower corporate profits could have a negative impact on equity markets, causing securities industry profits to be significantly lower than projected. A weaker financial market performance than expected could result in lower bonus payment growth than projected, with this impact largely felt during the first quarter of 2005. In contrast, a stronger national economy than anticipated could result in greater equity market growth and, in turn, stronger finance sector income growth than currently expected.

                            MAJOR ECONOMIC INDICATORS



                                                        2003      2004      2005
--------------------------------------------------------------------------------
Personal Income                                          2.3       5.3       4.8
Nonagricultural Employment                              (0.6)      0.3       0.9
Unemployment Rate                                        6.3       6.0       5.6



NOTE: NUMBERS ABOVE ARE PERCENT CHANGES FOR PERSONAL INCOME AND NONAGRICULTURAL
      EMPLOYMENT AND PERCENTS FOR THE UNEMPLOYMENT RATE, CALENDAR YEAR BASIS.
SOURCE: U.S. BUREAU OF ECONOMIC ANALYSIS, NYS DEPARTMENT OF LABOR, DOB STAFF
        ESTIMATES.

All Governmental Funds Summary
Summary of Receipt Changes
Total receipts in 2004-05 are now projected at $43.0 billion in the General Fund, an increase of $359 million from the Enacted Budget and an annual increase of $687 million (1.6 percent). State Funds receipts are estimated at $63.4 billion, $287 million above the Enacted Budget and an annual increase of $1.3 billion (2.0 percent). In All Governmental Funds, the broadest measure of the State budget, receipts are projected to total $100.6 billion, an increase of $445 million above the Enacted Budget and $1.6 billion (1.6 percent) over 2003-04. A detailed discussion of annual growth in receipts is contained in the Enacted Budget Report.

                           SUMMARY OF RECEIPT CHANGES
                              (MILLIONS OF DOLLARS)



                                                 GENERAL       STATE         ALL
                                                    FUND       FUNDS       FUNDS
                                                --------    --------    --------
2003-04 ACTUALS                                   42,327      62,170      98,989

2004-05 ENACTED BUDGET                            42,655      63,153     100,118

Personal Income Tax                                  227         300         300
PIT Revenue Bond Tax Fund Transfer                    73           0           0
Real Estate Transfer Tax                             165         165         165
Miscellaneous Receipts                               (91)       (183)       (189)
Federal Grants                                         6           5         169
All Other Changes                                    (21)          0           0
                                                --------    --------    --------
NET CHANGE FROM ENACTED BUDGET                       359         287         445

2004-05 MID-YEAR UPDATE                           43,014      63,440     100,563

ANNUAL CHANGE FROM 2003-04
-- DOLLAR CHANGE                                     687       1,270       1,574
-- PERCENT CHANGE                                    1.6%        2.0%        1.6%

ANNUAL CHANGE ADJUSTED FOR $1.9B IN
TOBACCO PROCEEDS RECEIVED IN 2003-04
-- DOLLAR CHANGE                                   2,587       3,170       3,474
-- PERCENT CHANGE                                    6.4%        5.3%        3.6%



        NOTE: ANNUAL GROWTH IS AFFECTED BY THE DEFERRAL OF $1.9 BILLION IN PAYMENTS FROM 2002-03 TO 2003-04. THE DEFERRAL ARTIFICIALLY INFLATES THE 2003-04 SPENDING BASE AND THUS UNDERSTATES THE ANNUAL CHANGE TO 2004-05. ACCORDINGLY, DOB IS REPORTING THE ANNUAL SPENDING CHANGE ON BOTH AN ADJUSTED (EXCLUDING THE IMPACT OF PAYMENT DEFERRALS) AND UNADJUSTED BASIS.

PERSONAL INCOME TAX/REVENUE BOND TAX FUND: Total PIT receipts in the General Fund are estimated at $18.7 billion in 2004-05, an increase of $227 million in the Enacted Budget estimate. DOB has revised the estimate for net income tax receipts from All Governmental Funds upward by $300 million reflecting stronger-than-expected collections results through September. The estimate includes an additional $376 million in current-year estimated tax payments reflecting stronger-than-expected results to date, and a net increase of $25 million in final returns for the 2003 tax year, refunds, and delinquencies, offset by a lower withholding estimate ($101 million). Deposits to the Revenue Bond Tax Fund (RBTF) are increased by $73 million reflecting better-than-expected results to date. Current year results are expected to exceed 2003-04 actual collections by almost $3.0 billion. This reflects a net positive change in the Refund Reserve Account of almost $1.3 billion. Important risks affecting the PIT estimate include the strength of growth in the overall economy, financial and real estate markets, and financial sector compensation trends.
REAL ESTATE TRANSFER TAXES: Real estate transfer taxes are now expected to exceed Enacted Budget estimates by $165 million reflecting the strong commercial and residential real estate markets.
MISCELLANEOUS RECEIPTS: In the General Fund, miscellaneous receipts are expected to total $2.3 billion in 2004-05, $91 million lower than the Enacted Budget estimate. The decrease in expected collections is primarily due to a decrease of $112 million in license and fees revenues to compensate for lower-than-expected collections to date, and changes in the valuation of previous law changes. This decline is partially compensated for by an increase of $27 million in other transactions in expectation of increases in medical provider assessments revenues and higher-than-expected collections to date. Miscellaneous receipts have declined significantly from 2003-04 reflecting the loss of one-time receipts.
In All Governmental Funds, miscellaneous receipts are projected to decrease by $189 million from the Enacted Budget estimates. This decrease is primarily due to $91 million in General Fund changes described above, reductions in bond proceeds resulting from lower than anticipated spending in the Dedicated Highway and Bridge Trust Fund ($60 million) and in the Capital Projects Fund ($24 million), lower receipts from the delayed implementation of the New York State Options for People Through Services Program ($62 million) (NYS-OPTS a system of services for individuals with developmental disabilities intended to provide them with greater flexibility and choices about their own care), and $55 million in lower Lottery receipts primarily due to a reduction in the Video Lottery Terminal (VLT) program estimate based upon the results to date. These decreases are offset by higher SUNY receipts of $142 million generated primarily by hospital services ($46 million), self-supporting program revenue ($13 million) and Capital Projects Funds ($42 million) to support spending.
FEDERAL GRANTS: Receipts in this category have been increased by $169 million above the Enacted Budget primarily to support higher projected spending for Medicaid ($125 million) as described below and Children and Families Services including adoption and foster care ($47 million).
ALL OTHER CHANGES: In comparison to the Enacted Budget forecast, all other receipts have been revised downward by $21 million. The principal revisions include a higher transfer for capital projects related to the Consolidated Highway Improvement Program offset by debt service savings.
The estimates for both user taxes and fees and business taxes remain unchanged from the Enacted Budget forecast. However, although the total amounts estimated for business taxes in 2004-05 are unchanged, DOB has made some adjustments to estimates of various taxes within this category. The bank tax estimate is increased by $120 million due to stronger than anticipated collections to date, offset by lower-than-expected corporate franchise tax ($91 million) and utility tax ($29 million) payments.
Summary of Disbursement Changes
The DOB projects General Fund disbursements will total $43.2 billion in 2004-05, an increase of $149 million over the Enacted Budget estimate, after reflecting FMP savings to date. State Funds and All Governmental Funds disbursements are projected to reach $64.3 billion and $101.3 billion in 2004-05, reflecting a modest net reduction in spending of $20 million in State Funds and a slight increase of $84 million in All Governmental Funds from the Enacted Budget. The major components of the disbursement changes since the Enacted Budget are summarized in the following table and are explained in more detail below.

                         SUMMARY OF DISBURSEMENT CHANGES
                              (MILLIONS OF DOLLARS)



                                                      GENERAL       STATE         ALL
                                                         FUND       FUNDS       FUNDS
                                                     --------    --------    --------
    2003-04 ACTUALS                                    42,065      61,332      97,326

    2004-05 ENACTED BUDGET                             43,039      64,293     101,207

    Medicaid                                               90          24         149
    SUNY                                                    0         113         118
    DOCS                                                   75          75          81
    Lottery                                                55           0           0
    Judiciary                                              43          43          43
    Mental Hygiene                                         15         (50)        (46)
    Transportation                                          0         (78)       (132)
    All Other Changes                                     (63)        (85)        (67)
                                                     --------    --------    --------
    SUBTOTAL                                              215          42         146
    FMP Savings to Date                                   (66)        (62)        (62)
                                                     --------    --------    --------
    NET CHANGE FROM ENACTED BUDGET                        149         (20)         84

    2004-05 MID-YEAR UPDATE                            43,188      64,273     101,291

    ANNUAL CHANGE FROM 2003-04
    -- DOLLAR CHANGE                                    1,123       2,941       3,965
    -- PERCENT CHANGE                                     2.7%        4.8%        4.1%

    ANNUAL CHANGE ADJUSTED FOR $1.9B IN
    PAYMENT DEFERRALS PAID IN 2003-04
    -- DOLLAR CHANGE                                    3,023       4,841       5,865
    -- PERCENT CHANGE                                     7.5%        8.1%        6.1%



        NOTE: ANNUAL GROWTH IS AFFECTED BY THE DEFERRAL OF $1.9 BILLION IN PAYMENTS FROM 2002-03 TO 2003-04. THE DEFERRAL ARTIFICIALLY INFLATES THE 2003-04 SPENDING BASE AND THUS UNDERSTATES THE ANNUAL CHANGE TO 2004-05. ACCORDINGLY, DOB IS REPORTING THE ANNUAL SPENDING CHANGE ON BOTH AN ADJUSTED (EXCLUDING THE IMPACT OF PAYMENT DEFERRALS) AND UNADJUSTED BASIS.

MEDICAID: All Governmental Funds Medicaid spending is expected to increase by $149 million over the Enacted Budget estimate. The revision is comprised of higher spending in the General Fund ($90 million) and Federal Funds ($125 million), partially offset by lower spending in other State funds ($66 million). The General Fund spending revisions and the corresponding increase in the Federal share of Medicaid costs are the result of higher than expected prescription drug prices and pharmacy utilization ($80 million) and personal and home health care utilization ($60 million), partially offset by underspending for various other services, including inpatient and outpatient hospital services ($50 million). In addition, projected Special Revenue Fund spending for certain programs funded through HCRA and disbursements associated with disproportionate share payments to hospitals are expected to be lower than the Enacted Budget estimates.
STATE UNIVERSITY OF NEW YORK: Projected All Governmental Funds spending has been increased by $118 million over the Enacted Budget estimate primarily due to reestimates for operating costs associated with SUNY hospitals ($46 million) and SUNY State-operated campuses ($13 million), and reestimates in capital projects spending ($42 million) based upon year-to-date experience.
LOTTERY: Total receipts from the Lottery Fund, which are used to finance school aid spending, are estimated to be $55 million lower than the Enacted Budget projection. These lower receipts are primarily due to a reduction in VLTs revenues based upon the trend of actual receipts to date ($82 million) offset by the use of available fund balances ($27 million).
DEPARTMENT OF CORRECTIONAL SERVICES: On an All Governmental Funds basis, projected DOCS spending has been increased by $81 million over the Enacted Budget estimate. This revision primarily reflects higher than expected costs for health services and pharmaceuticals ($35 million), overtime ($30 million), and fuel and utility expenses ($10 million).
JUDICIARY: The estimate for Judiciary spending has been increased by $43 million over the Enacted Budget estimate to reflect an increase in personal service costs resulting from the recently negotiated collective bargaining agreement. MENTAL HYGIENE: All Governmental Funds spending in the Office of Mental Retardation and Developmental Disabilities (OMRDD) is expected to decrease by $46 million from the Enacted Budget estimate primarily due to the delayed implementation of OMRDD's NYS-OPTS Program.
TRANSPORTATION: The revisions from the Enacted Budget estimates are driven primarily by a reestimate of capital projects spending in the Capital Projects Fund ($24 million), the Dedicated Highway and Bridge Trust Fund ($60 million), and Federal Funds ($57 million) based upon year-to-date experience.
ALL OTHER CHANGES: The $63 million downward revision in the General Fund reflects changes in various programs based upon year-to-date experience, including reestimates to general state charges due in part to lower worker's compensation costs ($56 million) and debt service ($4 million).
FISCAL MANAGEMENT PLAN SAVINGS: Savings achieved through implementation of the FMP amount to $66 million in the General Fund and $62 million in State Funds and All Governmental Funds. FMP savings achieved to date include the implementation of administrative efficiencies in several programs and the maximization of Federal and other available resources as described earlier in this Mid-Year Update.
COLLECTIVE BARGAINING: DOB still continues to project General Fund collective bargaining costs of $274 million in 2004-05 for Executive Branch agencies. The costs for the unions that have reached labor settlements, including the Civil Service Employees Association, the United University Professions, and the Professional Employee Federation, and the State's Management-Confidential employees, have been allocated from a central reserve to the appropriate agencies/programs with this Mid-Year Update. The State still assumes that the costs for the unions that have not yet reached collective bargaining agreements (e.g., NYSCOPBA, Council 82) will be consistent with these concluded labor settlements.
General Fund Outyear Projections
The DOB projects General Fund budget gaps in the range of $6 billion in 2005-06 and $7 billion to $8 billion in 2006-07, essentially unchanged from the Enacted Budget estimates.
The current gap projections are subject to revision as additional information becomes available about, among other things, the national and State economies, financial sector activity, entitlement spending and social service caseloads, and State reimbursement obligations that are driven by local government activity. Key factors include: end-of-year business tax collections; calendar year economic results; year-end financial sector bonus income data; the school aid database update in November; and quarterly Medicaid and welfare cycle trend analyses. Historically, these factors have been subject to a high degree of fluctuation across the forecast period, and could produce results above or below the current projections.
Sources of Projected General Fund Outyear Gaps
As noted in the Enacted Budget Report, the projected gaps are primarily the result of anticipated spending increases that exceed the growth in revenue collections, and the loss of nonrecurring resources used to help balance the budget in 2004-05. The following chart provides a "zero-based" look at the 2005-06 gap.

                          SOURCES OF 2005-06 BUDGET GAP
                              (BILLIONS OF DOLLARS)



                                                                                 2005-06
                                                                                 -------
           Revenue Growth                                                          2.3
           Loss of Nonrecurring Actions                                           (2.1)
           PIT/Sales Tax Temporary Surcharge Phase-out/Clothing Exemption         (1.1)
           Final Use of Tobacco Proceeds                                          (0.4)
           Medicaid Growth                                                        (0.8)
           Loss of FMAP                                                           (0.2)
           State Takeover of FHP                                                  (0.3)
           School Aid                                                             (0.8)
           Pension/Health Insurance Costs                                         (0.7)
           Increasing Debt Service and STAR Costs                                 (0.5)

           All Other Spending Growth                                              (1.4)
           2005-06 PROJECTED BUDGET GAP                                           (6.0)



Receipts in 2005-06 are projected to decrease by $761 million from the current year. Underlying revenue growth of $2.3 billion (4.8 percent) is offset by decreases attributable to the loss of several one-time revenues ($1.2 billion), tax law changes, including the phase-out of the PIT surcharge and the one-quarter percent increase in sales tax, and reversion to a fullyear clothing tax exemption ($1.1 billion), and the final use of the tobacco securitization proceeds ($400 million).
Disbursements are projected to increase by $5.2 billion in 2005-06. The growth is primarily attributable to the loss of one-time savings detailed in the Enacted Budget Report ($883 million); underlying growth in Medicaid, including the increasing cost of providing health care services, as well as the rising number of recipients and corresponding increases in medical service utilization ($800 million), the expiration of a temporary 2.95 percent increase in the Federal Medicaid match rate ($220 million); the continued phase-in of the State takeover of local government Family Health Plus (FHP) costs ($280 million); school aid, which reflects current year reestimates that are payable in 2005-06 as well as projected growth on a school year basis ($798 million); higher pension costs ($489 million), primarily resulting from last year's legislation, and rising health insurance costs ($247 million).
Changes From the Enacted Budget
Total receipt estimates have been revised upward from Enacted Budget projections by $513 million in 2005-06 and $505 million in 2006-07. The changes are concentrated in the personal income tax and the real estate transfer tax. Both sources are performing better than expected in the current fiscal year and it is expected that these results will continue into 2005-06 and 2006-07. Overall, the economic assumptions underlying the outyear estimates remain largely consistent with Enacted Budget estimates and do not suggest significant changes in revenue growth rates beyond these base adjustments. DOB expects growth in the receipts base of 5.7 percent over the next two fiscal years. This exceeds average base revenue growth over recent years but is consistent with prior economic expansions.
In comparison to the Enacted Budget forecast, General Fund disbursements are expected to increase by $736 million in 2005-06 and $921 million in 2006-07. Major sources of growth include higher current year school aid liabilities that are payable in 2005-06 and thereafter as well as revised estimates for expense-based programs ($207 million in 2005-06 growing to $327 million in 2006-07); additional collective bargaining costs for the City University and the Judiciary ($205 million in 2005-06 and $191 million in 2006-07); higher costs for mental hygiene programs due mainly to the delay in implementing the NYS-OPTS program, continued development of pipeline expansion, mandated staffing requirements, and higher pharmaceutical and utility costs ($111 million in 2005-06 and $153 million in 2006-07); Medicaid revisions based on current year spending experience ($109 million in 2005-06 growing to $175 million in 2006-07); and higher overtime and health services costs in DOCS ($89 million in 2005-06 and $104 million in 2006-07). FMP savings are valued at $83 million in 2005-06 and $47 million in 2006-07.
Please refer to the Enacted Budget Report for more details on the projected growth in outyear receipts and disbursements.
Cash Flow
DOB projects positive quarterly balances of $1.8 billion in December 2004 and $1.1 billion at the end of March 2005 (including projected FMP savings). Monthly cash flow projections are included in the Financial Plan tables at the end of this Mid-Year Update.
The State Comptroller invests General Fund moneys, bond proceeds, and other funds not immediately required to make payments, through the State's Short-Term Investment Pool (STIP), which is comprised of joint custody funds (Governmental Funds, Internal Service Funds, Enterprise Funds, and Private Purpose Trust Funds), as well as several sole custody funds.
The Office of the State Comptroller (OSC) is authorized to make temporary loans from the State's STIP to cover temporary cash shortfalls in certain funds and accounts resulting from the timing of receipts and disbursements. The Legislature authorizes the funds and accounts that may receive loans each year. Loans may be granted only for amounts that are "receivable on account" or can be repaid from the current operating receipts of the particular fund (i.e., loans cannot be granted in expectation of future revenue enhancements). The 2004-05 Enacted Budget extends legislation that permits OSC to temporarily loan balances in other funds to the General Fund within any month, and repay them by month end. This authorization was utilized in June 2004 and September 2004 to support General Fund intramonth daily cash flow needs; however, as required under the legislation, the General Fund ended both June and September with positive cash balances of $1.9 billion and $2.4 billion, respectively.
Financial Plan Reserves and Risks
The State projects balances in its principal reserves to guard against unbudgeted risks will remain at $815 million. The reserves include $794 million in the rainy day reserve and $21 million in the Contingency Reserve Fund for litigation.
Ongoing litigation challenging the use of proceeds resulting from the conversion of Empire from a not-for-profit corporation to a for-profit corporation could result in a loss of resources in 2004-05 for both the General Fund and HCRA. Pursuant to court order, all proceeds are currently being held in escrow by the State Comptroller until a judgment is rendered. The current HCRA Plan (described in the next section), which expires on June 30, 2005, counts on a total of $1.2 billion in conversion proceeds, including planned proceeds from future sales. In addition, another $200 million in conversion proceeds is expected to finance Medicaid costs in the General Fund in 2004-05. Availability of these resources depends on successful resolution of the litigation or release of the moneys currently held in escrow. The General Fund is required to finance any shortfall in HCRA up to the payment that would have been received by HCRA absent the securitization of tobacco proceeds. In addition, a statutory loan repayment provision requires the General Fund to provide up to $200 million to cover any additional HCRA shortfall.
In CAMPAIGN FOR FISCAL EQUITY (CFE) v. STATE OF NEW YORK, the State Court of Appeals directed the State to implement a remedy by July 30, 2004 that ensures all children in New York City have the opportunity to receive a sound basic education. The Court has appointed a panel of three Special Masters who are expected to submit a report to the Court by November 30, 2004. The Court has directed the Special Masters to report and make recommendations on the measures the State has taken to bring its school financing system into constitutional compliance with respect to New York City schools.
DOB continues to assume the entire outyear value of VLTs is reserved to help finance compliance with the CFE court case. Under an expansion plan proposed by the Governor in the 2004-05 Executive Budget, receipts from VLTs were expected to be $950 million in 2005-06. This plan was not enacted by the Legislature. Eight VLT facilities are authorized under the current law, but two major facilities located at Yonkers and Aqueduct Raceways have not yet begun operations. These two facilities were expected to produce the majority of the VLT receipts under current law. In July 2004, the Appellate Division of the Court of Appeals upheld the constitutionality of VLTs as a lottery providing education funding. However, the decision stated that certain allocation provisions within the statute allowing VLTs were considered unconstitutional. While the order of the Court allows current VLT facilities to continue operations, development of the Yonkers and Aqueduct projects has been deferred pending the outcome of litigation at the Court of Appeals.
Health Care Reform Act Financial Plan
HCRA was established in 1996 to improve the fiscal health of hospitals and ensure that affordable and quality health care coverage was available to all New Yorkers. Subsequent extensions and modifications of the legislation have initiated new health care programs and provided additional funding for workforce recruitment and training. The current HCRA legislation expires on June 30, 2005.

                           2004-05 HCRA FINANCIAL PLAN
                              (MILLIONS OF DOLLARS)



           OPENING FUND BALANCE                                              430

           PUBLIC GOODS POOL:                                              2,632
           Surcharges                                                      1,493
           Covered Lives Assessment                                          703
           Hospital Assessment (1 percent)                                   217
           Federal Funds/Other                                               219

           TOBACCO CONTROL AND INSURANCE INITIATIVES POOL:                 2,200
           Empire Conversion Proceeds                                      1,217
           Cigarette Tax                                                     693
           Federal Funds                                                     290
           TOTAL RECEIPTS                                                  4,832

           DISBURSEMENTS:
           Medicaid/Public Health Support                                  1,067
           Hospital Indigent Care                                            826
           EPIC                                                              494
           Graduate Medical Education                                        383
           FHP                                                               381
           CHP                                                               375
           Workforce Recruitment/Retention                                   329
           All Other                                                         617
           TOTAL DISBURSEMENTS                                             4,472

           CLOSING FUND BALANCE                                              790



HCRA Receipts
Total receipts, estimated at $4.8 billion in 2004-05, remain unchanged since the Enacted Budget and primarily comprise surcharges on hospital revenues, Empire conversion proceeds (includes $200 million that will be transferred to the General Fund), a covered lives assessment paid by insurance carriers, cigarette taxes, Federal Funds, and hospital assessments of 1 percent of net revenues.
As described earlier in this Mid-Year Update, there is a risk that Empire conversion proceeds may not become available as budgeted. If Empire conversion proceeds are not available by March 31, 2005, the General Fund would be required to make payments under the tobacco revenue guarantee and statutory loan repayment provision in the range of $100 to $200 million, based on current projections.
HCRA Disbursements
Total disbursements of nearly $4.5 billion are projected in 2004-05, and remain unchanged since the Enacted Budget projections. Roughly three-quarters of these disbursements are already appropriated in the State Budget, and are reflected in the Financial Plan estimates earlier in this Mid-Year Update, including transfers to accommodate various Medicaid and public health costs, hospital indigent care, Elderly Pharmaceutical Insurance Coverage (EPIC), FHP, Child Health Plus (CHP), provider workforce recruitment and retention funds paid through Medicaid rates, and mental health expansion programs. The remaining spending excluded from the State Budget comprises programs that have historically been excluded such as Graduate Medical Education and excess medical malpractice, as well as various programs serving the uninsured and anti-tobacco programs.

A cash balance of $790 million is projected at the end of 2004-05, declining to approximately $165 million on June 30, 2005 when the HCRA statute expires.
A detailed quarterly cash flow projection is included in the Financial Plan tables at the end of this Mid-Year Update.
Debt Management
The Debt Reform Act of 2000 imposed phased-in limits on the amount of new Statesupported debt and debt service costs. The State has also authorized a limited amount of variable rate and swap authorizations to reduce overall costs. Debt Reform
The Debt Reform Act of 2000 restricts debt to capital purposes only, and imposed phased-in caps that limit new debt outstanding to four percent of personal income and new debt service costs to five percent of total governmental funds receipts. To immediately constrain State debt levels, the Act applies to all new State-supported debt issued on and after April 1, 2000. Section 23 of the State Finance Law requires the calculation of the caps imposed by the Act to be submitted with the Financial Plan Update most proximate to October 31 of each year.
For the 2003-04 fiscal year, the debt outstanding and debt service caps are 1.98 percent each. As shown in the table below, actual levels of debt outstanding and debt service costs continue to remain below the limits imposed by the Act.

                              DEBT OUTSTANDING CAP
                              (DOLLARS IN MILLIONS)



          New Debt Outstanding                     $   10,891
          Personal Income (CY 2003)                $  701,852
          Debt Outstanding (Percent of PI)               1.55%
          Cap Imposed by Debt Reform Act                 1.98%



                                DEBT SERVICE CAP
                              (DOLLARS IN MILLIONS)



          New Debt Service                         $      837
          Governmental Funds Receipts              $   99,698
          Debt Service (Percent of Govt'l Fund           0.84%
          Receipts)
          Cap Imposed by Debt Reform Act                 1.98%



Explanation of the Financial Plan Tables
The State's Financial Plan forecasts receipts and disbursements for each fiscal year. The economic forecast of DOB and the State's tax and fee structure serve as the basis for projecting receipts. After consulting with public and private sector experts, DOB prepares a detailed economic forecast for both the nation and New York, showing GDP, employment levels, inflation, wages, consumer spending, and other relevant economic indicators. Then DOB projects the yield of the State's revenue structure against the backdrop of these forecasts.
Projected disbursements are based on agency staffing levels, program caseloads, levels of service needs, formulas contained in State and Federal law, inflation and other factors. The factors that affect spending estimates vary by program. For example, welfare spending is based primarily on anticipated caseloads that are estimated by analyzing historical trends, projected economic conditions and changes in Federal law. In criminal justice, spending estimates are based on recent trends and data from the criminal justice system, as well as on estimates of the State's prison population. All projections account for the timing of payments, since not all the amounts appropriated in the budget are disbursed in the same fiscal year.
The State's Fund Structure
The State accounts for all of its spending and receipts by the fund in which the activity takes place (such as the General Fund or the Capital Projects Fund), and the broad category or purpose of that activity (such as State Operations or Capital Projects). The Financial Plan tables sort all State projections and results by fund and category.
The General Fund receives the majority of State taxes. State Funds include the General Fund and funds specified for dedicated purposes, with the exception of Federal Funds. All Governmental Funds, which includes State Funds and Federal Funds, comprises four major fund types, and provides the most comprehensive view of the financial operations of the State. It includes:
The General Fund, which receives most of the State's tax revenue and accounts for spending on programs that are not supported directly by dedicated fees and revenues;
Special Revenue Funds, which receive Federal grants, certain dedicated taxes, fees and other revenues that are used for a specified purpose;
Capital Projects Funds, which account for costs incurred in the construction and reconstruction of roads, bridges, prisons, and other infrastructure projects; and Debt Service Funds, which pay principal, interest and related expenses on long-term bonds issued by the State and its public authorities.
Within each of these fund types, revenues and spending are classified by major categories of the Financial Plan (e.g., taxes, miscellaneous receipts, Grants to Local Governments, State Operations). The following tables summarize projected General Fund, State Funds and All Governmental Funds receipts and disbursements for the 2004-05 fiscal year.

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                                    2004-2005
                              (MILLIONS OF DOLLARS)



                                                                  ENACTED       CHANGE       OCTOBER
                                                               ----------   ----------    ----------
OPENING FUND BALANCE                                                1,077            0         1,077
                                                               ==========   ==========    ==========

RECEIPTS:
Taxes:
   Personal income tax                                             18,490          226        18,716
   User taxes and fees                                              8,679            0         8,679
   Business taxes                                                   3,714            0         3,714
   Other taxes                                                        764            0           764
Miscellaneous receipts                                              2,438          (91)        2,347
Federal grants                                                          0            6             6
Transfers from other funds:
   PIT in excess of Revenue Bond debt service                       5,612          101         5,713
   Sales tax in excess of LGAC debt service                         2,158            0         2,158
   Real estate taxes in excess of CW/CA debt service                  246          165           411
   All other                                                          554          (48)          506
                                                               ----------   ----------    ----------
   Total receipts                                                  42,655          359        43,014
                                                               ==========   ==========    ==========
DISBURSEMENTS:
Grants to local governments                                        29,392           90        29,482
State operations                                                    7,501          124         7,625
General State charges                                               3,671          (56)        3,615
Transfers to other funds:
   Debt service                                                     1,737           (4)        1,733
   Capital projects                                                   196           (2)          194
   Other purposes                                                     542           (3)          539
                                                               ----------   ----------    ----------
   TOTAL DISBURSEMENTS                                             43,039          149        43,188
                                                               ==========   ==========    ==========

FISCAL MANAGEMENT PLAN                                                434         (210)          224
                                                               ==========   ==========    ==========

CHANGE IN FUND BALANCE                                                 50            0            50
                                                               ==========   ==========    ==========

CLOSING FUND BALANCE                                                1,127            0         1,127
                                                               ==========   ==========    ==========

Tax Stabilization Reserve Fund                                        794            0           794
Contingency Reserve Fund                                               21            0            21
Community Projects Fund                                               312            0           312



        NOTE: THE $210 MILLION CHANGE IN THE FISCAL MANAGEMENT PLAN CATEGORY IS COMPRISED OF $66 MILLION IN FMP SAVINGS AND $144 MILLION IN EXCESS RECEIPTS OVER DISBURSEMENTS.

                                    2005-2006
                              (MILLIONS OF DOLLARS)



                                                                  ENACTED       CHANGE       OCTOBER
                                                               ----------   ----------    ----------
RECEIPTS:
Taxes:
   Personal income tax                                             18,843          240        19,083
   User taxes and fees                                              8,075            0         8,075
   Business taxes                                                   3,823            0         3,823
   Other taxes                                                        820            0           820
Miscellaneous receipts                                              1,700           11         1,711
Federal grants                                                          0            4             4
Transfers from other funds:
   PIT in excess of Revenue Bond debt service                       5,825           96         5,921
   Sales tax in excess of LGAC debt service                         2,130            0         2,130
   Real estate taxes in excess of CW/CA debt service                  250          163           413
   All other                                                          277           (1)          276
                                                               ----------   ----------    ----------
   TOTAL RECEIPTS                                                  41,743          513        42,256

DISBURSEMENTS:
Grants to local governments                                        33,062          (60)       33,002
State operations                                                    7,927          755         8,682
General State charges                                               4,334            7         4,341
Transfers to other funds:
   Debt service                                                     1,843          (18)        1,825
   Capital projects                                                   213           17           230
   Other purposes                                                     553           35           588
                                                               ----------   ----------    ----------
   TOTAL DISBURSEMENTS                                             47,932          736        48,668
                                                               ==========   ==========    ==========

FISCAL MANAGEMENT PLAN                                                450          (83)          367
                                                               ==========   ==========    ==========

DEPOSIT TO/(USE OF) COMMUNITY PROJECTS FUND                           (50)           0           (50)
                                                               ==========   ==========    ==========

MARGIN                                                             (5,689)        (306)       (5,995)
                                                               ==========   ==========    ==========

                                    2006-2007
                              (MILLIONS OF DOLLARS)



                                                                  ENACTED       CHANGE       OCTOBER
                                                               ----------   ----------    ----------
RECEIPTS:
Taxes:
   Personal income tax                                             19,721          251        19,972
   User taxes and fees                                              8,304            0         8,304
   Business taxes                                                   3,902            0         3,902
   Other taxes                                                        878            0           878
Miscellaneous receipts                                              1,735           (4)        1,731
Federal grants                                                          0            4             4
Transfers from other funds:
   PIT in excess of Revenue Bond debt service                       6,008           92         6,100
   Sales tax in excess of LGAC debt service                         2,197            0         2,197
   Real estate taxes in excess of CW/CA debt service                  259          163           422
   All other                                                          274           (1)          273
                                                               ----------   ----------    ----------
   TOTAL RECEIPTS                                                  43,278          505        43,783
                                                               ==========   ==========    ==========

DISBURSEMENTS:
Grants to local governments                                        35,362          125        35,487
State operations                                                    8,276          877         9,153
General State charges                                               4,888         (136)        4,752
Transfers to other funds:
   Debt service                                                     1,818            1         1,819
   Capital projects                                                   214           13           227
   Other purposes                                                     565           41           606
                                                               ----------   ----------    ----------
   TOTAL DISBURSEMENTS                                             51,123          921        52,044
                                                               ==========   ==========    ==========

FISCAL MANAGEMENT PLAN                                                450          (47)          403
                                                               ==========   ==========    ==========

DEPOSIT TO/(USE OF) COMMUNITY PROJECTS FUND                          (150)           0          (150)
                                                               ==========   ==========    ==========

MARGIN                                                             (7,245)        (463)       (7,708)
                                                               ==========   ==========    ==========

                                    2006-2007
                              (MILLIONS OF DOLLARS)



                                 2004
                                APRIL         MAY        JUNE        JULY      AUGUST   SEPTEMBER     OCTOBER
                           ----------  ----------  ----------  ----------  ----------  ----------  ----------
OPENING FUND BALANCE            1,077       3,842       1,227       1,865       1,740       2,314       2,413

RECEIPTS:
 Taxes:
   Personal income tax          3,851         526       1,945       1,215       1,344       1,895         630
   Sales Tax                      626         576         857         622         596         826         588
   User taxes and fees             79          41          52          62          55          46          45
   Business taxes                 148          (9)        727          91          56         805          38
   Other taxes                     68          50          79          60          52          57          65
 Miscellaneous receipts            69          67         318         245         124         141         100
 Federal grants                     1           1           1           0           2           1           0
 Transfers from other
  funds:
   Revenue Bond Fund              875         158         648         405         382         649         197
   LGAC                           181          33           0           0         617         339         180
   Clean Water/Clean Air           52          26          77          23          67          49          20
   All other Transfers              4           0           0           6           1         179          57
                           ----------  ----------  ----------  ----------  ----------  ----------  ----------

   TOTAL RECEIPTS               5,954       1,469       4,704       2,729       3,296       4,987       1,920
                           ==========  ==========  ==========  ==========  ==========  ==========  ==========

DISBURSEMENTS:
 Grants to local
  governments                   1,621       3,089       2,805       1,669       1,677       2,836       1,411
 State operations                 837         708         790         795         601         755         336
 General State charges            423         179         214         268         306         910         194
 Transfers to other
  funds:
   Debt service                   211          45         220          50          35         319          51
   Capital projects                 1          46          23          56          32          33          30
   All Other Transfers             96          17          14          16          71          35         127
                           ----------  ----------  ----------  ----------  ----------  ----------  ----------

   TOTAL DISBURSEMENTS          3,189       4,084       4,066       2,854       2,722       4,888       2,149
                           ==========  ==========  ==========  ==========  ==========  ==========  ==========

FISCAL MANAGEMENT PLAN              0           0           0           0           0           0           0
                           ==========  ==========  ==========  ==========  ==========  ==========  ==========

EXCESS (DEFICIENCY) OF
  RECEIPTS OVER
  DISBURSEMENTS                 2,765      (2,615)        638        (125)        574          99        (229)
                           ----------  ----------  ----------  ----------  ----------  ----------  ----------

CLOSING FUND BALANCE            3,842       1,277       1,865       1,740       2,314       2,413       2,184
                           ==========  ==========  ==========  ==========  ==========  ==========  ==========

                                                         2005
                             NOVEMBER    DECEMBER     JANUARY    FEBRUARY       MARCH       TOTAL
                           ----------  ----------  ----------  ----------  ----------  ----------
OPENING FUND BALANCE            2,184       1,518       1,834       4,970       5,475       1,077

RECEIPTS:
 Taxes:
   Personal income tax            543       1,290       3,134       1,805         538      18,716
   Sales Tax                      580         859         622         497         769       8,018
   User taxes and fees             53          59          63          47          59         661
   Business taxes                  12         768          35          17       1,026       3,714
   Other taxes                     63          72          64          67          67         764
 Miscellaneous receipts           343         304         153         178         305       2,347
 Federal grants                     0           0           0           0           0           6
 Transfers from other
  funds:
   Revenue Bond Fund               69         436       1,044         427         423       5,713
   LGAC                           176         263         188           3         178       2,158
   Clean Water/Clean Air           28          16          19          20          14         411
   All other Transfers              1          11          28           1         218         506
                           ----------  ----------  ----------  ----------  ----------  ----------

   TOTAL RECEIPTS               1,868       4,078       5,350       3,062       3,597      43,014
                           ==========  ==========  ==========  ==========  ==========  ==========

DISBURSEMENTS:
 Grants to local
  governments                   1,462       2,270       1,260       1,843       7,539      29,482
 State operations                 619         872         664         421         227       7,625
 General State charges            204         240         265         174         238       3,615
 Transfers to other
  funds:
   Debt service                   168         348          14          28         244       1,733
   Capital projects                40          54          28         137        (286)        194
   All Other Transfers             41          18          23          14          67         539
                           ----------  ----------  ----------  ----------  ----------  ----------

   TOTAL DISBURSEMENTS          2,534       3,802       2,254       2,617       8,029      43,188
                           ==========  ==========  ==========  ==========  ==========  ==========

FISCAL MANAGEMENT PLAN              0          40          40          60          84         224
                           ==========  ==========  ==========  ==========  ==========  ==========

EXCESS (DEFICIENCY) OF
  RECEIPTS OVER
  DISBURSEMENTS                  (666)        316       3,136         505      (4,348)         50
                           ----------  ----------  ----------  ----------  ----------  ----------

CLOSING FUND BALANCE            1,518       1,834       4,970       5,475       1,127       1,127
                           ==========  ==========  ==========  ==========  ==========  ==========

                               CASH FINANCIAL PLAN
                                   STATE FUNDS
                                    2004-2005
                              (MILLIONS OF DOLLARS)



                                                          SPECIAL      CAPITAL         DEBT
                                             GENERAL      REVENUE     PROJECTS      SERVICE       (MEMO)
                                                FUND        FUNDS        FUNDS        FUNDS        TOTAL
                                           ---------    ---------    ---------    ---------    ---------
OPENING FUND BALANCE                           1,077        1,703         (336)         174        2,618
                                           =========    =========    =========    =========    =========
RECEIPTS:
Taxes                                         31,873        4,758        1,795        8,993       47,419
Miscellaneous receipts                         2,347       11,101        1,920          647       16,015
Federal grants                                     6            0            0            0            6
                                           ---------    ---------    ---------    ---------    ---------
   TOTAL RECEIPTS                             34,226       15,859        3,715        9,640       63,440
                                           =========    =========    =========    =========    =========

DISBURSEMENTS:
Grants to local governments                   29,482       11,109        1,049            0       41,640
State operations                               7,625        5,064            0           22       12,711
General State charges                          3,615          485            0            0        4,100
Debt service                                       0            0            0        3,859        3,859
Capital projects                                   0            1        1,962            0        1,963
                                           ---------    ---------    ---------    ---------    ---------
   TOTAL DISBURSEMENTS                        40,722       16,659        3,011        3,881       64,273
                                           =========    =========    =========    =========    =========

OTHER FINANCING SOURCES (USES):
Transfers from other funds                     8,788          762          230        5,229       15,009
Transfers to other funds                      (2,466)        (397)      (1,080)     (10,989)     (14,932)
Bond and note proceeds                             0            0          193            0          193
                                           ---------    ---------    ---------    ---------    ---------
   NET OTHER FINANCING SOURCES (USES)          6,322          365         (657)      (5,760)         270
                                           =========    =========    =========    =========    =========

FISCAL MANAGEMENT PLAN                           224            0            0            0          224
                                           =========    =========    =========    =========    =========

CHANGE IN FUND BALANCE                            50         (435)          47           (1)        (339)
                                           =========    =========    =========    =========    =========

CLOSING FUND BALANCE                           1,127        1,268         (289)         173        2,279
                                           =========    =========    =========    =========    =========



        THE SPECIAL REVENUE FUNDS OPENING FUND BALANCE HAS BEEN INCREASED BY $54 MILLION TO REFLECT THE RECLASSIFICATION OF THE EXPENDABLE AND NON-EXPENDABLE TRUST FUNDS FROM THE FIDUCIARY FUND TYPE TO THE SPECIAL REVENUE FUND TYPE PURSUANT TO GASB 34.

                               CASH FINANCIAL PLAN
                             ALL GOVERNMENTAL FUNDS
                                    2004-2005
                              (MILLIONS OF DOLLARS)



                                                          SPECIAL      CAPITAL         DEBT
                                             GENERAL      REVENUE     PROJECTS      SERVICE       (MEMO)
                                                FUND        FUNDS        FUNDS        FUNDS        TOTAL
                                           ---------    ---------    ---------    ---------    ---------
OPENING FUND BALANCE                           1,077        2,183         (489)         174        2,945
                                           =========    =========    =========    =========    =========

RECEIPTS:
Taxes                                         31,873        4,758        1,795        8,993       47,419
Miscellaneous receipts                         2,347       11,225        1,920          647       16,139
Federal grants                                     6       35,185        1,814            0       37,005
                                           ---------    ---------    ---------    ---------    ---------
   TOTAL RECEIPTS                             34,226       51,168        5,529        9,640      100,563
                                           =========    =========    =========    =========    =========

DISBURSEMENTS:
Grants to local governments                   29,482       42,802        1,267            0       73,551
State operations                               7,625        8,408            0           22       16,055
General State charges                          3,615          689            0            0        4,304
Debt service                                       0            0            0        3,859        3,859
Capital projects                                   0            2        3,520            0        3,522
                                           ---------    ---------    ---------    ---------    ---------
   TOTAL DISBURSEMENTS                        40,722       51,901        4,787        3,881      101,291
                                           =========    =========    =========    =========    =========

OTHER FINANCING SOURCES (USES):
Transfers from other funds                     8,788        3,135          230        5,229       17,382
Transfers to other funds                      (2,466)      (2,889)      (1,088)     (10,989)     (17,432)
Bond and note proceeds                             0            0          193            0          193
                                           ---------    ---------    ---------    ---------    ---------
   NET OTHER FINANCING SOURCES (USES)          6,322          246         (665)      (5,760)         143
                                           =========    =========    =========    =========    =========

FISCAL MANAGEMENT PLAN                           224            0            0            0          224
                                           =========    =========    =========    =========    =========

CHANGE IN FUND BALANCE                            50         (487)          77           (1)        (361)
                                           =========    =========    =========    =========    =========

CLOSING FUND BALANCE                           1,127        1,696         (412)         173        2,584
                                           =========    =========    =========    =========    =========



        THE SPECIAL REVENUE FUNDS OPENING FUND BALANCE HAS BEEN INCREASED BY $54 MILLION TO REFLECT THE RECLASSIFICATION OF THE EXPENDABLE AND NON-EXPENDABLE TRUST FUNDS FROM THE FIDUCIARY FUND TYPE TO THE SPECIAL REVENUE FUND TYPE PURSUANT TO GASB 34.

                         CASH DISBURSEMENTS BY FUNCTION
                        2004-2005 ALL GOVERNMENTAL FUNDS
                             (THOUSANDS OF DOLLARS)



                                                                                                   REVISIONS
                                                                   ENACTED       COLLECTIVE       (INCLUDING          MID-YEAR
                                                                  ESTIMATE      BARGAINING*             FMP)          ESTIMATE
                                                            --------------   --------------   --------------    --------------
ECONOMIC DEVELOPMENT AND GOVERNMENT OVERSIGHT
Agriculture and Markets, Department of                              88,992            1,053           (2,768)           87,277
Alcoholic Beverage Control                                          10,220              311              (85)           10,446
Banking Department                                                  60,221            1,645                0            61,866
Consumer Protection Board                                            2,465               73             (100)            2,438
Economic Development, Department of                                345,557              516                0           346,073
Empire State Development Corporation                                65,975                0                0            65,975
Energy Research and Development Authority                           26,123                0                0            26,123
Housing Finance Agency                                                   0                0                0                 0
Housing and Community Renewal, Division of                         219,674            2,097             (287)          221,484
Insurance Department                                               128,217            3,208            5,747           137,172
Olympic Regional Development Authority                               7,750                0                0             7,750
Public Service, Department of                                       57,429            1,478           (2,648)           56,259
Science, Technology and Academic Research, Office of                80,170               75                0            80,245
                                                            --------------   --------------   --------------    --------------
   FUNCTIONAL TOTAL                                              1,092,793           10,456             (141)        1,103,108
                                                            ==============   ==============   ==============    ==============

PARKS AND THE ENVIRONMENT
Adirondack Park Agency                                               4,523              141                0             4,664
Environmental Conservation, Department of                          901,821            8,173           16,854           926,848
Environmental Facilities Corporation                                12,416              228                0            12,644
Parks, Recreation and Historic Preservation, Office of             228,028            4,822              (28)          232,822
                                                            --------------   --------------   --------------    --------------
   FUNCTIONAL TOTAL                                              1,146,788           13,364           16,826         1,176,978
                                                            ==============   ==============   ==============    ==============

TRANSPORTATION
Motor Vehicles, Department of                                      217,695           10,480           (2,663)          225,512
Thruway Authority                                                    4,000                0                0             4,000
Transportation, Department of                                    5,334,101           16,645         (131,712)        5,219,034
                                                            --------------   --------------   --------------    --------------
   FUNCTIONAL TOTAL                                              5,555,796           27,125         (134,375)        5,448,546
                                                            ==============   ==============   ==============    ==============

HEALTH AND SOCIAL WELFARE
Advocate for Persons with Disabilities, Office of                    4,044               37               (3)            4,078
Aging, Office for the                                              171,228              293                0           171,521
Children and Families, Council on                                        0                0                0                 0
Children and Family Services, Office of                          3,092,522            8,627           40,729         3,141,878
Health, Department of                                           33,478,337           12,774           (1,928)       33,489,183
                                                            --------------   --------------   --------------    --------------
   MEDICAL ASSISTANCE                                           29,300,766                0          128,700        29,429,466
   MEDICAID ADMINISTRATION                                         542,400                0           35,000           577,400
   ALL OTHER                                                     3,635,171           12,774         (165,628)        3,482,317
Human Rights, Division of                                           14,884              444                0            15,328
Labor, Department of                                               766,602            8,870           99,604           875,076
Prevention of Domestic Violence, Office of                           1,602               74              488             2,164
Temporary and Disability Assistance, Office of                   4,455,899            5,573           (6,042)        4,455,430
   WELFARE ASSISTANCE                                            3,124,959                0          (24,157)        3,100,802
   WELFARE ADMINISTRATION                                          341,133                0            1,400           342,533
   ALL OTHER                                                       989,807            5,573           16,715         1,012,095
Welfare Inspector General, Office of                                 1,083               23                0             1,106
Workers' Compensation Board                                        145,860            3,216              294           149,370
                                                            --------------   --------------   --------------    --------------
   FUNCTIONAL TOTAL                                             42,132,061           39,931          133,142        42,305,134
                                                            ==============   ==============   ==============    ==============

                                                                                                   REVISIONS
                                                                   ENACTED       COLLECTIVE       (INCLUDING          MID-YEAR
                                                                  ESTIMATE      BARGAINING*             FMP)          ESTIMATE
                                                            --------------   --------------   --------------    --------------
MENTAL HEALTH
Mental Health, Office of                                         2,172,437           36,521           (2,954)        2,206,004
Mental Retardation and Developmental Disabilities,
Office of                                                        2,820,865           41,014          (45,689)        2,816,190
Alcohol and Substance Abuse Services, Office of                    478,649            2,127           (6,427)          474,349
Developmental Disabilities Planning Council                          3,730              (18)              27             3,739
Quality of Care for the Mentally Disabled, Commission on            11,200              200              (12)           11,388
                                                            --------------   --------------   --------------    --------------
   FUNCTIONAL TOTAL                                              5,486,881           79,844          (55,055)        5,511,670
                                                            ==============   ==============   ==============    ==============

PUBLIC PROTECTION
Capital Defenders Office                                            12,519              175                0            12,694
Correction, Commission of                                            2,427               84                0             2,511
Correctional Services, Department of                             2,140,898           18,952           81,189         2,241,039
Crime Victims Board                                                 61,858              201                0            62,059
Criminal Justice Services, Division of                             304,234            1,446           (3,071)          302,609
Investigation, Temporary State Commission of                         3,426               87                0             3,513
Judicial Commissions                                                 2,542               62                0             2,604
Military and Naval Affairs, Division of (1)                      1,840,922            1,138          (26,736)        1,815,324
Parole, Division of                                                175,903            4,752            1,012           181,667
Probation and Correctional Alternatives, Division of                75,480               77                0            75,557
Public Security, Office of                                          11,929               22                0            11,951
State Police, Division of                                          489,083            1,774            3,690           494,547
                                                            --------------   --------------   --------------    --------------
   FUNCTIONAL TOTAL                                              5,121,221           28,770           56,084         5,206,075
                                                            ==============   ==============   ==============    ==============

EDUCATION
Arts, Council on the                                                45,789              214                0            46,003
City University of New York                                      1,134,572                0                0         1,134,572
Education, Department of                                        22,694,716            6,266             (448)       22,700,534
                                                            --------------   --------------   --------------    --------------
   SCHOOL AID                                                   15,090,841                0                0        15,090,841
   STAR PROPERTY TAX RELIEF                                      3,018,000                0                0         3,018,000
   HANDICAPPED                                                   1,432,976                0                0         1,432,976
   ALL OTHER                                                     3,152,899            6,266             (448)        3,158,717
Higher Education Services Corporation                            1,014,996            1,449                0         1.016,445
State University Construction Fund                                   9,402              331             (477)            9,256
State University of New York                                     4,634,189           92,796          111,672         4,838,657
                                                            --------------   --------------   --------------    --------------
   FUNCTIONAL TOTAL                                             29,533,664          101,056          110,747        29,745,467
                                                            ==============   ==============   ==============    ==============

GENERAL GOVERNMENT
Audit and Control, Department of                                   176,815            3,293           25,400           205,508
Budget, Division of the                                             39,786            1,315            2,787            43,888
Civil Service, Department of                                        21,652              783              129            22,564
Elections, State Board of                                            6,616               95           (3,000)            3,711
Employee Relations, Office of                                        3,550              118               84             3,752
Executive Chamber                                                   14,916            1,174              139            16,229
General Services, Office of                                        213,756            2,320            2,277           218,353
Inspector General, Office of                                         5,441              189                0             5,630
Law, Department of                                                 170,823            4,551             (464)          174,910
Lieutenant Governor, Office of the                                     458               29                0               487
Lottery, Division of                                               159,651              712           13,857           174,220
Public Employment Relations Board                                    3,472              109               88             3,669
Racing and Wagering Board, State                                    14,832              269            1,669            16,770
Real Property Services, Office of                                   53,800              911           (1,921)           52,790
Regulatory Reform, Governor's Office of                              3,375               97                0             3,472

                                                                                                   REVISIONS
                                                                   ENACTED       COLLECTIVE       (INCLUDING          MID-YEAR
                                                                  ESTIMATE      BARGAINING*             FMP)          ESTIMATE
                                                            --------------   --------------   --------------    --------------
State, Department of                                               234,589            1,215               12           235,816
Tax Appeals, Division of                                             2,718               94                0             2,812
Taxation and Finance, Department of                                338,027           10,179           (2,200)          346,006
Technology, Office of                                               19,897              300                0            20,197
TSC Lobbying                                                         1,325               37              (50)            1,312
Veterans Affairs, Division of                                       12,517              257             (481)           12,293
                                                            --------------   --------------   --------------    --------------
   FUNCTIONAL TOTAL                                              1,498,016           28,047           38,326         1,564,389
                                                            ==============   ==============   ==============    ==============

ALL OTHER CATEGORIES
Legislature                                                        201,629                0                0           201,629
Judiciary (excluding fringe benefits)                            1,508,013                0           42,500         1,550,513
Homeland Security                                                  141,974                0            1,458           143,432
Local Government Assistance                                        802,661                0                0           802,661
Long-Term Debt Service                                           3,898,993                0          (40,120)        3,858,873
General State Charges/Miscellaneous                              4,176,765         (328,593)         (85,955)        2,672,217
Capital Accounting Adjustment(2)                                (1,090,000)               0                0                 0
                                                            --------------   --------------   --------------    --------------
   FUNCTIONAL TOTAL                                              9,640,035         (328,593)         (82,117)        9,229,325
                                                            --------------   --------------   --------------    --------------
TOTAL ALL GOVERNMENTAL FUNDS SPENDING                          101,207,255                0           83,437       101,290,692
                                                            ==============   ==============   ==============    ==============



* REPRESENTS THE ALLOCATION OF COLLECTIVE BARGAINING COST TO AGENCIES. THE ENACTED BUDGET ESTIMATE HAD REFLECTED THE COSTS CENTRALLY.

NOTE 1: PROJECTED 2004-05 INCLUDES $1.7 BILLION IN WORLD TRADE CENTER SPENDING THAT WILL BE REFLECTED IN VARIOUS AGENCIES AT YEAR END.

NOTE 2: PROJECTED 2004-05 SPENDING BY FUNCTION HAS BEEN ADJUSTED TO INCLUDE CERTAIN OFF-BUDGET CAPITAL PROJECTS SPENDING, HOWEVER IT IS EXCLUDED FROM TOTAL PROJECTED SPENDING. THIS SPENDING IS NOT INCLUDED IN ACTUAL CASH RESULTS BY THE STATE COMPTROLLER ON A CASH BASIS BUT IS REFLECTED ON A GAAP BASIS.


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Special Considerations

The Financial Plan is necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. DOB believes that its current receipts and spending estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast. For a discussion of additional risks to the Financial Plan, see the section entitled "Financial Plan Reserves and Risks" in the Mid-Year Update.


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      APPENDIX D- SPECIAL INVESTMENT CONSIDERATIONS RELATING TO NEW JERSEY
                              MUNICIPAL OBLIGATIONS

               New Jersey Economic Information and Trends. New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.


     During 2003, New Jersey's economy continued to recover from the prior recessionary period. New Jersey's employment increased by 1.6% in May 2004 from a year ago, continuing the positive year-to-year growth trend for the eleventh consecutive month since July 2003. With improving trends in payroll employment in New Jersey, the New Jersey unemployment rate fell to 4.9% in May 2004, and remains well below the 5.6% rate for the nation. New Jersey and the nation are expected to have economic momentum into 2005. New Jersey's economy is expected to follow the national trend in 2005. New Jersey and the Nation may experience further near-term slow growth, and the expected pace of economic expansion may stall if consumers, investors, and businesses become more cautious than currently assumed. Nevertheless, the fundamentals of New Jersey's economic health remain stable and the long-term prospects for economic growth of New Jersey in 2005 and beyond are favorable.


   New Jersey's Budget and Appropriation System - Current Operating Expenses.


     The General Fund. New Jersey operates on a fiscal year ending on June 30. The General Fund is the fund into which all New Jersey revenues, not otherwise restricted by statute, are deposited and from which appropriations are made. The largest part of the total financial operations of New Jersey is accounted for in the General Fund. The Appropriations Act enacted by the New Jersey Legislature and approved by the Governor provides the basic framework for the operation of the General Fund. The undesignated General Fund balance at year end for fiscal year 2001 was $388.7 million, for fiscal year 2002 was 292.3 million and for fiscal year 2003 was 373.0 million. For fiscal year 2004 and 2005, the balance in the undesignated General Fund is estimated to be $534.0 and $109.6 million, respectively. The fund balances are available for appropriation in succeeding fiscal years.

     Tax and Revenue Anticipation Notes. In fiscal year 1992, New Jersey initiated a program under which it issued tax and revenue anticipation notes to aid in providing effective cash flow management to fund imbalances which occur in the collection and disbursement of General Fund revenues and Property Tax Relief Fund revenues. New Jersey authorized the issuance of up to $3,100,000,000 of such notes for fiscal year 2005 and has issued notes in the amount of $1,500,000,000 on August 12, 2004, which notes are payable on June 24, 2005 Such tax and revenue anticipation notes do not constitute a general obligation of New Jersey or a debt or liability within the meaning of the New Jersey Constitution. Such notes constitute special obligations of New Jersey payable solely from monies on deposit in the General Fund and Property Tax Relief Fund that are legally available for such payment.


                     New Jersey Capital Project Financings.


     General Obligation Bonds. New Jersey finances certain capital projects through the sale of its general obligation bonds. These bonds are backed by the full faith and credit of New Jersey. Certain state tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the bonds. The aggregate outstanding general obligation bonded indebtedness of New Jersey as of June 30, 2004 was $3,236,099,741. The appropriation for the debt service obligation on outstanding projected indebtedness is $441.5 million for fiscal year 2005.

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     Pay-As-You-Go. In addition to payment from bond proceeds, capital projects can also be funded by appropriation of current revenues on a pay-as-you-go basis. In fiscal year 2005, the amount appropriated for this purpose is $1,120.5 million.


                 Other Long Term Debt Obligations of New Jersey.


     Bonds Guaranteed by New Jersey. The New Jersey Sports and Exposition Authority ("NJSEA") has issued State-guaranteed bonds of which $20,050,000 were outstanding as of June 30, 2004. To date, the NJSEA has not had a revenue deficiency requiring New Jersey to make debt service payments pursuant to its guarantee. It is anticipated that the NJSEA's revenues will continue to be sufficient to pay debt service on these bonds without recourse to New Jersey's guarantee.

     "Moral Obligation" Bonds. The authorizing legislation for certain
New Jersey entities provides for specific budgetary procedures with respect to certain of the obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations and a New Jersey appropriation in the amount of the deficiency is to be made. However, the New Jersey Legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. There is no statutory limitation on the amount of "moral obligation" bonds which may be issued by eligible New Jersey entities. Below is a discussion of those New Jersey authorities and instrumentalities that issue bonds that constitute a "moral obligation" of New Jersey.


               New Jersey Housing and Mortgage Finance Agency. Neither the
New Jersey Housing and Mortgage Finance Agency nor its predecessor agencies (the New Jersey Housing Finance Agency and the New Jersey Mortgage Finance Agency) have had a deficiency in a debt service reserve fund which required New Jersey to appropriate funds to meet its "moral obligation." It is anticipated that this agency's revenues will continue to be sufficient to pay debt service on its bonds.


               South Jersey Port Corporation. New Jersey has periodically provided the South Jersey Port Corporation (the "SJPC") with funds to cover debt service and property tax requirements, when earned revenues are anticipated to be insufficient to cover these obligations. For calendar years 2000 through 2004, New Jersey has made appropriations totaling $20,371,846 which covered deficiencies in revenues of the SJPC for debt service.


               New Jersey Higher Education Student Assistance Authority. The
New Jersey Higher Education Student Assistance Authority ("NJHESAA") (successor to the Higher Education Assistance Authority) has not had a revenue deficiency that required New Jersey to appropriate funds to meet its "moral obligation". It currently is anticipated that the NJHESAA's revenues will continue to be sufficient to cover debt service on its bonds.


     There is no statutory limitation on the amount of "moral obligation" bonds which may be issued by eligible New Jersey entities. As of June 30, 2004, outstanding "moral obligation" bonded indebtedness issued by New Jersey entities totaled $1,167,907,668 and fiscal year 2005 debt service subject to "moral obligation" is $53,999,749.


     Obligations Supported by New Jersey Revenue Subject to Annual Appropriation. New Jersey has entered into a number of leases and contracts described below (collectively, the "Agreements" and each an "Agreement") with several governmental authorities to secure the financing of various New Jersey projects. Under the terms of the Agreements, New Jersey has agreed to make payments equal to the debt service on, and other costs related to, the obligations sold to finance the projects, including payments on swap agreements defined below. New Jersey's obligations to make payments with respect to certain financings includes payments related to interest rate exchange agreements described below ("swap agreements") entered into with respect

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to such financings. Under such swap agreements, the issuer is required to pay a fixed rate to the swap counter party and any swap termination payment. If the payments to an issuer under a swap agreement are not sufficient to pay the interest on the issuer's related obligation, the issuer must pay such deficiency. New Jersey's obligation to make payments under the Agreements is subject to and dependent upon annual appropriations being made by the New Jersey Legislature for such purposes. The New Jersey Legislature has no legal obligation to enact such appropriations, but has done so to date for all such obligations. Below is a discussion of those financings pursuant to which State authorities and instrumentalities have entered into Agreements with New Jersey to secure the financing of various State projects.


               New Jersey Economic Development Authority. The New Jersey Economic Development Authority ("NJEDA") issues bonds secured by Agreements pursuant to the following legislative programs: (i) Economic Recovery Bonds issued to finance various economic development purposes (with payments made by New Jersey pursuant to an Agreement being equivalent to payments due to New Jersey under an agreement with the Port Authority of New York and New Jersey);
(ii) Pension Bonds issued for the purpose of financing the unfunded accrued pension liability for New Jersey's retirement system; (iii) Market Transition Facility Bonds issued to pay current and anticipated liabilities and expenses of the Market Transition Facility, which issued private passenger automobile insurance policies for drivers who could not be insured by private insurance companies on a voluntary basis; (iv) the School Facility Construction Bonds (the principal amount of bonds authorized to be issued is $6 billion for the "Abbott" districts, $2.5 billion for all other districts and $100 million for county vocational school district projects), pursuant to which the NJEDA issues bonds to finance New Jersey's share of costs for school facility construction projects and debt service on the bonds is paid pursuant to a contract between the NJEDA and the New Jersey Treasurer; (v) pursuant to the Motor Vehicle Security and Customer Service Act, the NJEDA is authorized to issue bonds to pay the costs of capital improvements for the New Jersey Motor Vehicle Commission facilities (authorized in an amount not exceeding $160 million); (vi) the lease financing program through which certain real property, office buildings and equipment are financed with NJEDA bonds (secured by Agreements between the New Jersey Treasurer and NJEDA) and (vii) pursuant to the Cigarette Tax Securitization Act of 2004, the NJEDA is authorized to issue bonds payable, and secured by, a portion, $0.0325 per cigarette, of the cigarette tax imposed pursuant to N.J.S.A. 54:40A-1 et seq.

               Swap Agreements. The NJEDA has entered into a number of swap agreements with certain bond issues. In connection with the $375,000,000 State Pension Variable Rate Refunding Bonds, Series 2003, the NJEDA has entered into swap agreements for the purpose of converting the NJEDA's variable rate exposure to a fixed rate. The outstanding aggregate principal amount of the bonds is equal to the aggregate notional amount of the swap agreements related thereto. In connection with School Facilities Construction Bonds, the NJEDA has entered into for six separate tranches of swap agreements in an aggregate notional amount of $3 billion in 2003 and three separate swap agreements with a notional amount of $750 million in 2004. These forward-starting swap agreements effectively hedge against rising interest rates a portion of the NJEDA's future borrowings expense associated with bonds anticipated to be issued under the Educational Facilities Construction and Financing Act, enacted July 18, 2000, P.L. 2000, c.72. The NJEDA has entered into three separate swap agreements with an aggregate notional amount of $214,795,000 in connection with its Business Employment Incentive Program Bonds and are effectively a hedge against rising interest rates for a portion of NJEDA's future borrowing expense associated with bonds anticipated to be issued under the Business Employment Incentives Program in fiscal year 2005.


               New Jersey Educational Facilities Authority. The New Jersey Educational Facilities Authority issues bonds secured by Agreements pursuant to seven separate legislative programs to finance (i) the purchase of equipment to be leased to institutions of higher learning; (ii) grants to New Jersey's public and private institutions of higher education for the development, construction and improvement of instructional, laboratory, communication and research facilities; (iii) grants to public and private institutions of higher education to develop a technology

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infrastructure within and among New Jersey's institutions of higher education;
(iv) capital projects at county colleges; (v) grants to public and private institutions of higher education to finance and refinance eligible educational facilities; (vi) grants to public libraries to finance the acquisition, expansion and rehabilitation of buildings to be used as public library facilities; and (vii) loans to public and private institutions of higher education and public and private secondary schools, military schools and boarding schools located within New Jersey to install automatic fire suppression systems.

               New Jersey Transportation Trust Fund Authority. In July 1984,
New Jersey created the New Jersey Transportation Trust Fund Authority (the "NJTTFA") for the purpose of funding a portion of New Jersey's share of the cost of improvements to its transportation system. The principal amount of the NJTTFA's bonds, notes or other obligations which may be issued in any fiscal year generally may not exceed $650 million plus amounts carried over from prior fiscal years. The obligations issued by the NJTTFA are special obligations of the NJTTFA payable from a contract among the NJTTFA, the New Jersey Treasurer and the Commissioner of Transportation.

               New Jersey Building Authority. The New Jersey Building Authority ("NJBA") issues bonds for the acquisition, construction, renovation and rehabilitation of various New Jersey office buildings, historic buildings, and correctional facilities. Pursuant to a lease agreement, New Jersey makes rental payments to NJBA in amounts sufficient to pay debt service on the NJBA bonds.

               New Jersey Sports and Exposition Authority. Legislation enacted in 1992 authorizes the New Jersey Sports and Exposition Authority (the "NJSEA") to issue bonds for various purposes payable from a contract between the NJSEA and the New Jersey Treasurer. Pursuant to such contract, the NJSEA undertakes certain projects and the New Jersey Treasurer credits to the NJSEA amounts from the General Fund sufficient to pay debt service and other costs related to the bonds.


               Garden State Preservation Trust. In July 1999, New Jersey established the Garden State Preservation Trust ("GSPT") for the purpose of preserving, as open space, farmland and historic properties. Pursuant to the enabling act of the GSPT, the principal amount of bonds, notes or other obligations which may be issued prior to July 1, 2009, other than refunding bonds, cannot exceed $1.15 billion. After July 1, 2009, only refunding bonds can be issued. The obligations to be issued by the GSPT will be special obligations of the GSPT payable from amounts paid to it under a contract between GSPT and the New Jersey Treasurer.

               New Jersey Health Care Facilities Financing Authority Pursuant to Legislation, the New Jersey Health Care Facilities Financing Authority is authorized to acquire, construct and lease a project to the New Jersey Department of Human Services ("DHS") and to issue bonds to finance each project, the debt service on which shall be paid by DHS, subject to appropriations by the New Jersey Legislature.


               New Jersey Certificates of Participation. Beginning in April 1984, New Jersey, acting through the Director of the Division of Purchase and Property, has entered into a series of lease purchase agreements which provide for the acquisition of equipment, services and real property to be used by various departments and agencies of New Jersey. Certificates of Participation in such lease purchase agreements have been issued. A Certificate of Participation represents a proportionate interest of the owner thereof in the lease payments to be made by New Jersey under the terms of the lease purchase agreement.

               New Jersey Supported School and County College Bonds. Legislation provides for future appropriations for New Jersey aid to local school districts equal to a portion of the debt service on bonds issued by such local school districts for construction and renovation of school facilities (P.L. 1968, c. 177; P.L. 1971, c. 10; and P.L. 1978, c. 74) and for New Jersey aid to counties equal to a portion of the debt service on bonds issued by or on behalf of counties for construction of county college facilities (P.L. 1971, c. 12, as amended). The New Jersey

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Legislature has no legal obligation to make such appropriations, but has done so to date for all obligations issued under these laws.


               Department of Human Services Programs The NJEDA issues revenue bonds from time to time on behalf of non-profit community services providers. The payment of debt service on these bonds as was as the payment of certain other provider expenses is made by New Jersey pursuant to service contracts between DHS and these providers.


     Conduit Indebtedness of New Jersey Authorities and Instrumentalities. Certain State authorities and instrumentalities are authorized to issue debt on behalf of various private and governmental entities on a conduit basis. Under such circumstances, neither the New Jersey authority or instrumentality acting as a conduit issuer nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt are solely that of the entity on whose behalf the debt was issued. Those State authorities and instrumentalities that issue debt on behalf of private and governmental entities on a conduit basis include: (i) the New Jersey Economic Development Authority;
(ii) the New Jersey Health Care Facilities Financing Authority; (iii) the
New Jersey Education Facilities Authority; (iv) the New Jersey Housing and Mortgage Finance Agency; (v) the New Jersey Environmental Infrastructure Trust; and (vi) the New Jersey Redevelopment Agency.

                          Counties and Municipalities.

     Regulation of County and Municipal Finance. New Jersey's county and municipal finance system is regulated by various statutes designed to assure that all county and municipal governments and their issuing authorities remain on a sound financial basis. Regulatory and remedial statutes are enforced by the Division of Local Government Services (the "Division") in the New Jersey Department of Community Affairs.

     The Local Budget Law (N.J.S.A. 40A:4-1 et seq.) (the "Local Budget Law") imposes specific budgetary procedures upon counties and municipalities ("local units"). Every local unit must adopt an operating budget which is balanced on a cash basis, and items of revenue and appropriation must be examined by the Director of the Division (the "Director"). The accounts of each local unit must be independently audited by a registered municipal accountant. New Jersey law provides that budgets must be submitted in a form promulgated by the Division. The Division reviews all local unit annual budgets prior to adoption for compliance with the Local Budget Law. The Director is empowered (i) to require changes for compliance with law as a condition of approval; (ii) to disapprove budgets not in accordance with law; and (iii) to prepare the budget of a local unit, within the limits of the adopted budget of the previous year with suitable adjustments for legal compliance, if the local unit fails to adopt a budget in accordance with law. This process insures that every local unit annually adopts a budget balanced on a cash basis, within limitations on appropriations or tax levies, respectively, and making adequate provision for (i) principal of and interest on indebtedness falling due in the fiscal year, (ii) deferred charges, and (iii) other statutory expenditure requirements. The Director also oversees changes to local budgets after adoption as permitted by law, and enforces regulations pertaining to execution of adopted budgets and financial administration. In addition to the exercise of regulatory and oversight functions, the Division offers expert technical assistance to local units in all aspects of financial administration, including revenue collection and cash management procedures, contracting procedures, debt management and administrative analysis.

     The Local Government Cap Law (N.J.S.A. 40A:4-45.1 et seq.) (the "Cap Law") limits the year-to-year increase of the total appropriations of any local unit to either 5 percent or an index rate determined annually by the Director, whichever is less. However, where the index percentage rate exceeds 5 percent, the Cap Law permits the governing body of any local unit to approve the use of a higher percentage rate up to the index rate. Further, where the index percentage rate is less than 5 percent, the Cap Law also permits the governing body of any local unit to approve the use of a higher percentage rate up to 5 percent. Regardless of the rate utilized, certain exceptions exist to

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the Cap Law's limitation on increases in appropriations. The principal exceptions to these limitations are: (i) municipal and county appropriations to pay debt service requirements; (ii) requirements to comply with certain other New Jersey or federal mandates; (iii) appropriations of private and public dedicated funds; (iv) amounts approved by referendum; and (v) in the case of municipalities only, to fund the preceding year's cash deficit or to reserve for shortfalls in tax collections, and amounts required pursuant to contractual obligations for specified services. The Cap Law was re-enacted in 1990 with amendments and made a permanent part of the municipal finance system.

     Regulation of the Issuance of Bonds by Counties and Municipalities.
New Jersey law also regulates the issuance of debt by local units. The Local Budget Law limits the amount of tax anticipation notes that may be issued by local units and requires the repayment of such notes within 120 days of the end of the fiscal year (six months in the case of the counties) in which issued. The Local Bond Law (N.J.S.A. 40A:2-1 et seq.) governs the issuance of bonds and notes by the local units. No local unit is permitted to issue bonds for the payment of current expenses (other than fiscal year adjustment bonds). Local units may not issue bonds to pay outstanding bonds, except for refunding purposes, and then only with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of issue. The debt that any local unit may authorize is limited to a percentage of its equalized valuation basis. In the calculation of debt capacity, the Local Bond Law and certain other statutes permit the deduction of certain classes of debt ("statutory deduction") from all authorized debt of the local unit in computing whether a local unit has exceeded its statutory debt limit. The Local Bond Law permits the issuance of certain obligations, including obligations issued for certain emergency or self liquidating purposes, notwithstanding the statutory debt limitation described above, but, with certain exceptions, it is then necessary to obtain the approval of the Local Finance Board.

                                School Districts.


     Regulation of School District Finance. All New Jersey school districts are coterminous with the boundaries of one or more municipalities. They are characterized by the manner in which the board of education, the governing body of the school districts, takes office. Type I school districts, most commonly found in cities, have a board of education, appointed by the mayor or the chief executive officer of the municipality, constituting the school district. In a Type II school district, the board of education is elected by the voters of the district. Nearly all regional and consolidated school districts are Type II school districts. The New Jersey Department of Education has been empowered with authority to abolish an existing school board and create a State-operated school district where the existing school board has failed or is unable to take the corrective actions necessary to provide a thorough and efficient system of education in that school district pursuant to N.J.S.A. 18A:7A-15 et seq. (the "School Intervention Act"). The State-operated school district, under the direction of a New Jersey appointed superintendent, has all of the powers and authority of the local board of education and of the local district superintendent.


     New Jersey's school districts operate under the same comprehensive review and regulation as do its counties and municipalities. Certain exceptions and differences are provided, but New Jersey's supervision of school finance closely parallels that of local governments.

     Regulation of the Issuance of Bonds by School Districts. School district bonds and temporary notes are issued in conformity with N.J.S.A. 18A:24-1 et seq. (the "School Bond Law"), which closely parallels the Local Bond Law (for further information relating to the Local Bond Law, see "Counties and Municipalities - Regulation of the Issuance of Bonds by Counties and Municipalities" herein). Although school districts are exempted from the 5 percent down payment provision generally applied to bonds issued by local units, they are subject to debt limits (which vary depending on the type of school system) and to New Jersey regulation of their borrowing.

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     School bonds are authorized by (i) an ordinance adopted by the governing body of a municipality within a Type I school district; (ii) adoption of a proposal by resolution by the board of education of a Type II school district having a board of school estimate; (iii) adoption of a proposal by resolution by the board of education and approval of the proposal by the legal voters of any other Type II school district; or (iv) adoption of a proposal by resolution by a capital project control board for projects in a State-operated school district.

     If school bonds of a Type II school district will exceed the school district borrowing capacity, a school district (other than a regional school district) may use the balance of the municipal borrowing capacity. If the total amount of debt exceeds the school district's borrowing capacity, the Commissioner and the Local Finance Board must approve the proposed authorization before it is submitted to the voters. All authorizations of debt in a Type II school district without a board of school estimate require an approving referendum, except where, after hearing, the Commissioner and the New Jersey Department of Education determine that the issuance of such debt is necessary to meet the constitutional obligation to provide a thorough and efficient system of public schools. When such obligations are issued, they are issued by, and in the name of, the school district.

     In Type I and II school districts with a board of school estimate, that board examines the capital proposal of the board of education and certifies the amount of bonds to be authorized. When it is necessary to exceed the borrowing capacity of the municipality, the approval of a majority of the legally qualified voters of the municipality is required, together with the approval of the Commissioner and the Local Finance Board. When such bonds are issued by a Type I school district, they are issued by the municipality and identified as school bonds. When bonds are issued by a Type II school district having a board of school estimate, they are issued by, and in the name of, the school district.

     School District Lease Purchase Financings. School districts are permitted to enter into lease purchase agreements for the acquisition of equipment or for the acquisition of land and school buildings in order to undertake the construction or the improvement of the school buildings. Lease purchase agreements for equipment cannot exceed five years. Lease purchase agreements for school facilities must be approved by the Commissioner, the voters or the board of school estimate, as applicable. The payment of rent on an equipment lease and on a five year and under facilities lease purchase agreement is treated as a current expense and is within the cap on the school district's budget. Under the Comprehensive Education Improvement and Financing Act, lease purchase payments on leases in excess of five years will be treated as debt service payments and therefore receive debt service aid if the school district is entitled and will be outside the school district's spending limitation of the General Fund.

     New Jersey School Bond Reserve Act. The New Jersey School Bond Reserve Act (N.J.S.A. 18A:56-17 et seq.) establishes a school bond reserve within the constitutionally dedicated Fund for the support of free public schools. Under this law, the reserve is maintained at an amount equal to 1.5 percent of the aggregate outstanding bonded indebtedness of counties, municipalities or school districts for school purposes (exclusive of bonds whose debt service is provided by New Jersey appropriations), but not in excess of monies available in such Fund. If a municipality, county or school district is unable to meet payment of the principal of or interest on any of its school bonds, the trustee of the school bond reserve will purchase such bonds at the face amount thereof or pay the holders thereof the interest due or to become due. There has never been an occasion to call upon this Fund.

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                          Local Financing Authorities.

     Regulation of Local Financing Authorities. The Local Authorities Fiscal Control Law (N.J.S.A. 40A:5A-1 et seq.) provides for State supervision of the fiscal operations and debt issuance practices of independent local authorities and special taxing districts by the New Jersey Department of Community Affairs. The Local Authorities Fiscal Control Law applies to all autonomous public bodies, created by local units, which are empowered (i) to issue bonds, (ii) to impose facility or service charges, or (iii) to levy taxes in their districts. This encompasses most autonomous local authorities (sewerage, municipal utilities, parking, pollution control, improvement, etc.) and special taxing districts (fire, water, etc.). Authorities which are subject to differing
New Jersey or federal financial restrictions are exempted, but only to the extent of that difference.

     Financial control responsibilities over local authorities and special districts are assigned to the Local Finance Board and the Director. The Local Finance Board exercises approval over creation of new authorities and special districts as well as their dissolution. The Local Finance Board prescribes minimum audit requirements to be followed by authorities and special districts in the conduct of their annual audits. The Director reviews and approves annual budgets of authorities and special districts.

     Regulation of the Issuance of Bonds by Local Financing Authorities. Certain local authorities are authorized to issue debt on behalf of various entities on a conduit basis. Under such circumstances, neither the local authority acting as a conduit issuer, the local unit creating such local authority nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt is solely that of the entity on whose behalf the debt was issued. The Local Finance Board reviews, conducts public hearings, and issues findings and recommendations on any proposed project financing of an authority or district, and on any proposed financing agreement between a local unit and an authority or special district.

     Pollution Control Bonds. In the 1970's, the New Jersey Legislature initiated a comprehensive statutory mechanism for the management of solid waste disposal within New Jersey that required each county to develop a plan for county-wide controlled flow of solid waste to a franchised location. The controlled flow of solid waste to a franchised location enabled the imposition of above-market-rate disposal fees. Most counties created independent local authorities or utilized existing local authorities in order to finance, with the proceeds of bonds, the technically complex and expensive infrastructure required to implement this statutory mechanism. Typically, the primary security for the amortization of the bonds was the above-market-rate disposal fees, although some bonds were further secured by a guaranty of the respective county. On May 1, 1997, in Atlantic Coast Demolition & Recycling, Inc. v. Board of Chosen Freeholders of Atlantic County, 112 F.3d 652 (3d Cir. 1997), the United States Court of Appeals for the Third Circuit held that New Jersey's system of controlled flow of solid waste to franchised locations unconstitutionally discriminated against out-of-State operators of waste disposal facilities and, therefore, violated the Commerce Clause of the United States Constitution. Subsequently, the United States Supreme Court denied a petition for writ of certiorari. This decision has terminated controlled flow of solid waste to franchised locations within New Jersey. In the absence of controlled flow, franchisees facing competition from other operators of waste disposal facilities are unable to charge above-market-rate disposal fees. The reduction of such fees to competitive levels has reduced correspondingly the primary source of security for the outstanding bonds of the local authorities. The facts relevant to each local authority within New Jersey remain unique. Some local authorities have successfully implemented refunding and work-out financings. Other local authorities have eliminated revenue shortfalls through the imposition of special waste disposal taxes. In other cases, revenue shortfalls continue, but bond payment defaults by such local authorities have been avoided as a result of a New Jersey program by which New Jersey to date has voluntarily provided financial assistance to qualifying local authorities to satisfy bond payment obligations on a given bond payment date. However, no assurance can be given that such New Jersey subsidies will be made available to such local authorities in the future (or that sufficient funds will be made available to New Jersey for such purpose), particularly given recent New Jersey budget reductions.

     Qualified Bonds. In 1976, legislation was enacted (P.L. 1976, c. 38 and c. 39) which provides for the issuance by municipalities and school districts of "qualified bonds." Whenever a local board of education or the governing body of a municipality determines to issue bonds, it may file an application with the Local Finance Board, and, in the case of a local board of education, the Commissioner, to qualify bonds pursuant to P.L. 1976 c. 38 or c. 39. Upon approval of such an application, the New Jersey Treasurer shall withhold from certain New Jersey revenues or other New Jersey aid payable to the municipalities, or from New Jersey school aid payable to the school district, as appropriate, an amount sufficient to pay debt service on such bonds. These "qualified bonds" are not direct, guaranteed or moral obligations of New Jersey, and debt service on such bonds will be provided by New Jersey only if the above mentioned appropriations are made by New Jersey. As of June 30, 2004, the aggregate amount of school district and municipal qualified bonds outstanding is $251,901,700 and $1,104,790,953, respectively.


                     Litigation of the State of New Jersey.

     General. At any given time, there are various numbers of claims and cases pending against the State of New Jersey, State agencies and State employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 et seq.). New Jersey does not formally estimate its reserve representing potential exposure for these claims and cases. New Jersey is unable to estimate its exposure for these claims and cases.

     New Jersey routinely receives notices of claim seeking substantial sums of money. The majority of these claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against New Jersey must be preceded by a notice of claim, which affords New Jersey the opportunity for a six-month investigation prior to the filing of any suit against it. In addition, at any given time, there are various numbers of contract and other claims against New Jersey and New Jersey agencies, including environmental claims asserted against New Jersey, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters seek recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims. At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry of New Jersey and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act.


     An independent study estimated an aggregate potential exposure of $101,627,000 for tort and medical malpractice claims pending as of June 30, 2004. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry of New Jersey, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims.


     Lawsuits currently pending or threatened in which New Jersey has the potential for either a significant loss of revenue or a significant unanticipated expenditure are described in official statements relating to securities offerings of New Jersey municipal obligations available as of the date of this Statement of Additional Information.


     Ratings. Standard & Poor's Rating Group, Moody's Investors Service and Fitch Investors Service, Inc. have assigned long-term ratings of AA-, Aa3 and AA-, respectively, to New Jersey General Obligation Bonds. There is no assurance that the ratings of New Jersey General Obligation Bonds will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of New Jersey's General Obligation Bonds.

     The various political subdivisions of New Jersey are rated independently from New Jersey by S&P and/or Moody's, if they are rated. These ratings are based upon information supplied to the rating agency by the political subdivision. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of bonds issued by the political subdivision.

PART C

                            MUTUAL FUND SELECT TRUST
                            PART C. OTHER INFORMATION

ITEM 22

Exhibit Number
(a)(1)    Declaration of Trust (1)
(a)(2)    Amendment No. 1 to Declaration of Trust (8)
(a)(3)    Amendment No. 2 to Declaration of Trust (8)
(b)(1)    By-laws (1)
(b)(2)    Amendment to By-laws. (7)
(b)(3)    Amendment  to  By-Laws. Incorporated herein by reference to Exhibit
          (2)(c) to the Registrant's Registration Statement on Form N-14 as filed on September 30, 2004 (Accession number 0001104659-04-029056).
(d)(1)(a) Form of Proposed Investment Advisory Agreement (1)
(d)(1)(b) Form of Amendment to Investment Advisory Agreement between the Trust and J.P. Morgan Investment Management, Inc. Filed herewith.
(d)(2) Form of Proposed Sub-Advisory Agreement between The Chase Manhattan Bank and Chase Asset Management, Inc. (1)
(d)(3) Form of Proposed Investment Subadvisory Agreement between The Chase Manhattan Bank and Chase Asset Management (London) Limited (1)
(e)(1)    Form of Distribution Agreement. (5)
(e)(2) Form of Distribution Agreement between the Trust and One Group Dealer Services, Inc. Incorporated herein by reference to Exhibit (7)(b) to the Registrant's Registration Statement on Form N-14 as filed on September 30, 2004 (Accession Number 0001104659-04-029056).
(f)(1)    Form of Retirement Plan for Eligible Trustees (2)
(f)(2)    Form of Deferred Compensation Plan for Eligible Trustees (2)
(g)(1) Global Custody Agreement. Incorporated herein by reference to the Registrant's Registration Stateent as filed on December 25, 2003 (Accession number 0001047469-03-042149).
(g)(2)    Fee Schedule for Custodian Agreement (8)
(h)(1)(a) Form of Proposed Transfer Agency Agreement (1)
(h)(1)(b) Form of Transfer Agency Agreement between the Trust and Boston Financial Data Services, Inc. Incorporated herein by reference to Exhibit (h) to the Registrant's Registration Statement on Form N-14 as filed on September 30, 2004 (Accession Number 0001104659-04-029056).
(h)(2)    Form of Proposed Administration Agreement (1)
(h)(3)(a) Form of Administration Agreement dated September 7, 2001 (8)
(h)(3)(b) Form of Administration Agreement between the Trust and One Group Administrative Services, Inc. Incorporated herein by reference to Exhibit (13)(f) to the Registrant's Registration Statement on
          Form N-14 as filed on September 30, 2004 (Accession Number 0001104659-04-029056).
(h)(4)(a) Form of Shareholder Servicing Agreement (8)
(h)(4)(b) Form of Shareholder Servicing Agreement between the Trust and One Group Dealer Services, Inc. Incorporated herein by reference to Exhibit (g) to the Registrant's Registration Statement on Form N-14 as filed on September 30, 2004 (Accession Number 0001104659-04-029056).
(h)(5) Form of Indemnification Agreement. Incorporated herein by reference to Exhibit (i) to the Registrant's Registration Statement on
          Form N-14 as filed on September 30, 2004 (Accession Number 0001104659-04-029056).
(i) Opinion re: Legality of Securities being Registerered to be filed by amendment.
(j)       Consent of PricewaterhouseCoopers LLP. Filed herewith.
(l)       Form of Share Purchase Agreement (3)
(m) Form of Combined Amended and Restated Distribution Plan. Incorporated herein by reference to Exhibit (10)(b) to the Registrant's Registration Statement on Form N-14 as filed on September 30, 2004 (Accession Number 0001104659-04-029056).
(n)(1) Form of Rule 18f-3 Multi-Class Plan. Incorporated herein by reference to the Registrant's Registration Statement as filed on December 25, 2003 (Accession number 0001047469-03-042149).
(n)(2) Form of Combined Amended and Restated Rule 18f-3 Multi-Class Plan. Incorporated herein by reference to Exhibit (10)(c) to the Registrant's Registration Statement on Form N-14 as filed on
          September 30, 2004 (Accession Number 0001104659-04-029056).
(p)(1)    Code of Ethics of the Funds. Filed herewith
(p)(2)    Code of Ethics of the Advisers. Filed herewith
(p)(3)    Codes of Ethics of JPMFD (8)
(p)(4)    Code of Ethics for One Group Dealer Services, Inc., effective
          February 19, 2005 Filed herewith.
(99) (a) Powers of Attorney for: William J. Armstrong, Roland R. Eppley, Jr., Matthew Goldstein, Robert J. Higgins, William G. Morton, Jr.,
          Fergus Reid, III, James J. Schonbachler and Leonard M. Spalding. Incorporated herein by reference to the Registrant's Registration Statement as filed on December 25, 2003
          (Accession number 0001047469-03-042149).

----------------------------

(1). Filed as an exhibit to the Registration Statement on Form N-1A of the Registrant (File No. 333-13319) as filed with the Securities and Exchange Commission on October 2, 1996.

(2). Incorporated by reference to Amendment No. 6 to the Registration Statement on Form N-1A of Mutual Fund Group (File No. 33-14196) as filed with the Securities and Exchange Commission on March 23, 1990.

(3). Filed as an exhibit to Pre-Effective Amendment No. 1 as filed with the Securities and Exchange Commission on November 15, 1996.

(4). Filed as an exhibit to Pre-Effective Amendment No. 2 as filed with the Securities and Exchange Commission on December 19, 1996.

(5). Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on N-1A as filed with the Securities and Exchange Commission on September 7, 2001 (Accession Number: 0000912057-01-531573.


(7). Incorporated by reference to Amendment No. 13 to Registration Statement filed with the SEC on December 20, 2002 (Accession Number:
      0001047469-02-007869).

(8) Incorporated by reference to Amendment No. 14 to Registration Statement filed with the SEC on October 21, 2003 (Accession No.
      0001047469-03-0338220)

ITEM 23.  Persons Controlled by or Under Common Control with Registrant

          Not applicable

ITEM 24.  Indemnification

          Reference is hereby made to Article V of the Registrant's Declaration of Trust.

     The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser, administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

     Under the terms of the Registrant's Declaration of Trust, the Registrant may indemnify any person who was or is a Trustee, officer or employee of the Registrant to the maximum extent permitted by law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Trustees, by a majority vote of a quorum which consists of Trustees who are neither in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding, or (ii) if the required quorum is not obtainable or, if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the Registrant to any Trustee or officer of the Registrant for any liability to the Registrant or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement;
(ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of it counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 25.  Business and Other Connections of Investment Adviser

The business of J.P. Morgan Investment Management Inc. (JPMIM), the Adviser, is summarized in the Prospectuses constituting Part A of this Registration Statement, which are incorporated herein by reference. The business or other connections of each director and officer of JPMIM is currently listed in the investment advisor registration on Form ADV for JPMIM (File No. 801-21011).


ITEM 26.  Principal Underwriters



(a)(1) J.P. Morgan Fund Distributors, Inc. (the "Distributor") is the principal underwriter of the Registrant's shares for the period through February 18, 2005. J.P. Morgan Fund Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. J.P. Morgan Fund Distributors, Inc. is located at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan Fund Distributors, Inc. is a wholly-owned subsidiary of The BISYS Group, Inc. J.P. Morgan Fund Distributors, Inc. acts as principal underwriter for the following investment companies:

Fleming Mutual Fund Group, Inc.
Growth and Income Portfolio
J.P. Morgan Funds
J.P. Morgan Fleming Series Trust
J.P. Morgan Institutional Funds
J.P. Morgan Mutual Fund Series
J.P. Morgan Series Trust
J.P. Morgan Series Trust II
J.P. Morgan Mutual Fund Group
J.P. Morgan Mutual Fund Investment Trust
J.P. Morgan Mutual Select Group
J.P. Morgan Mutual Select Trust
J.P. Morgan Mutual Fund Trust
Mutual Fund Variable Annuity Trust
JPMorgan Value Opportunities Fund, Inc.
Undiscovered Managers Funds

(2) Effective February 19, 2005, One Group Dealer Services, Inc. will become the principal underwriter of the Registrant's shares. One Group Dealer Services, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. One Group Dealer Services, Inc. is located at 1111 Polaris Parkway, Columbus, Ohio 43271. As of the date of this post-effective amendment, One Group Dealer Services, Inc. acts as principal underwriter for the following investment company: One Group Mutual Funds.

(b)(1) The following is a list of the executive officers, directors and partners of J.P. Morgan Fund Distributors, Inc.



--------------------------------------------------------------------------------------------------------------
                                           POSITION AND OFFICES                     POSITION AND OFFICES
 NAME AND ADDRESS                          WITH THE DISTRIBUTOR                       WITH REGISTRANT
--------------------------------------------------------------------------------------------------------------
Charles Linn Booth                   Vice President/Assistant Compliance
3435 Stelzer Road                    Officer                                              None
Columbus, OH 43219
--------------------------------------------------------------------------------------------------------------
James L. Fox                         Director                                             None
90 Park Ave.
New York, NY 10016
--------------------------------------------------------------------------------------------------------------
Kevin J. Dell                        Director/Secretary                                   None
90 Park Ave.
New York, NY 10016
--------------------------------------------------------------------------------------------------------------
Edward S. Forman                     Assistant Secretary                                  None
90 Park Ave.
New York, NY 10016
--------------------------------------------------------------------------------------------------------------
Stephen Hoffman                      Treasurer                                            None
3435 Stelzer Road
Columbus, OH 43219
--------------------------------------------------------------------------------------------------------------
Robert A. Bucher                     Financial and Operations
3435 Stelzer Road                    Officer                                              None
Columbus, OH 43219
--------------------------------------------------------------------------------------------------------------
Richard F. Froio                     Vice President/ Chief Compliance
100 Summer Street                    Officer/Executive Representative
Boston, MA 02110                     Supervising Principal                                None
--------------------------------------------------------------------------------------------------------------
William J. Tomko                     President                                            None
3435 Stelzer Road
Columbus, OH 43219
--------------------------------------------------------------------------------------------------------------



(2) The directors and officers of One Group Dealer Services, Inc. are set forth below. The business address of each director or officer is 1111 Polaris Parkway, Columbus, Ohio 43271.



--------------------------------------------------------------------------------------------------------------
      NAME                    POSITIONS AND OFFICES WITH ONE                 POSITIONS WITH REGISTRANT
                               GROUP DEALER SERVICES, INC.
--------------------------------------------------------------------------------------------------------------
David Thorp                   President                                     None
--------------------------------------------------------------------------------------------------------------
Robert L. Young               Vice President                                Senior Vice President
--------------------------------------------------------------------------------------------------------------
Michael R. Machulski          Director, Vice President and Treasurer        None
--------------------------------------------------------------------------------------------------------------
Nancy E. Fields               Vice President                                Assistant Secretary
--------------------------------------------------------------------------------------------------------------
Scott E. Richter              Secretary                                     Secretary and Chief Legal Officer
--------------------------------------------------------------------------------------------------------------
Jessica K. Ditullio           Assistant Secretary                           Assistant Secretary
--------------------------------------------------------------------------------------------------------------
Charles Wooding               Assistant Treasurer                           None
--------------------------------------------------------------------------------------------------------------



(c)      Not applicable.

         (c) Not applicable

ITEM 27.  Location of Accounts and Records



All accounts, books, records and documents required pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

J.P. Morgan Investment Management Inc., the Registrant's investment adviser, at 522 Fifth Avenue, New York, NY 10036 (records relating to its functions as investment advisor).

J.P. Morgan Fund Distributors, Inc., the Registrant's distributor (through February 18, 2005), 522 Fifth Avenue, New York, New York 10036 (records relating to its functions as distributor).

One Group Dealer Services, Inc., the Registrant's distributor (effective February 19, 2005), at 1111 Polaris Parkway, Columbus, Ohio 43240 (records relating to its functions as distributor).

JPMorgan Chase Bank, at 3 MetroTech Center, Brooklyn, New York 11245 (records relating to its functions as shareholder servicing agent (through
February 18, 2005), custodian (continuing after February 18, 2005) and administrative services agent (through February 18, 2005)).

One Group Administrative Services, Inc., the Registrant's administrator (effective February 19, 2005), at 1111 Polaris Parkway, Columbus, Ohio 43240 (relating to its functions as administrator).

DST Systems Inc., the Registrant's transfer agent (through February 18, 2005), 210 West 10th Street, Kansas City, MO 64105

Boston Financial Data Services, Inc., the Registrant's transfer agent (effective February 19, 2005), at 2 Heritage Drive, North Quincy, Massachusetts 02171.

ITEM 28.  Management Services

            Not applicable

ITEM 29.  Undertakings

          (1) Registrant undertakes that its trustees shall promptly call a meeting of shareholders of the Trust for the purpose of voting upon the question of removal of any such trustee or trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares of the Trust. In addition, the Registrant shall, in certain circumstances, give such shareholders assistance in communicating with other shareholders of a fund as required by Section 16(c) of the Investment Company Act of 1940.

          (2) The Registrant, on behalf of the Funds, undertakes, provided the information required by Item 5A is contained in the latest annual report to shareholders, to furnish to each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) and has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 28th day of December, 2004.

                                           J.P. MORGAN MUTUAL FUND SELECT TRUST


                                                  By: \s\ George C.W. Gatch
                                                      -------------------------
                                                        George C.W. Gatch
                                                        President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on December 28, 2004.




Fergus Reid, III*                          Robert J. Higgins*
---------------------                      ---------------------------
Fergus Reid, III                           Robert J. Higgins
Trustee and Chairman                       Trustee

William J. Armstrong*                      William G. Morton*
---------------------                      ---------------------------
William J. Armstrong                       William G. Morton
Trustee                                    Trustee

Roland R. Eppley, Jr.*                     James J. Schonbachler*
----------------------                     --------------------------
Roland R. Eppley, Jr.                      James J. Schonbachler
Trustee                                    Trustee

Dr. Matthew Goldstein*                     Leonard M. Spalding, Jr.*
----------------------                     --------------------------
Dr. Matthew Goldstein                      Leonard M. Spalding, Jr.
Trustee                                    Trustee


*By /s/ Patricia A. Maleski
---------------------------------
Patricia A. Maleski
Attorney-in-fact


By /s/ Stephanie J. Dorsey
----------------------------------
Stephanie J. Dorsey
Treasurer

By /s/ George C.W. Gatch
----------------------------------
George C.W. Gatch
President


                                    EXHIBITS


(d)(1)(b) Form of Amendment to Investment Advisory Agreement between the Trust and J.P. Morgan Investment
               Management, Inc.

      (j)      Consent of PricewaterhouseCoopers

   (p)(1)      Code of Ethics of the Funds

   (p)(2)      Code of Ethics of Advisers.

   (p)(4)      Code of Ethics of One Group Dealers Services, Inc.